Exhibit 10.1



                                                              EXECUTION VERSION

                             -----------------------

                                  $800,000,000

                                (euro)414,000,000

                                (pound)79,000,000

                                CREDIT AGREEMENT
                                      among
                                BALL CORPORATION,

                    CERTAIN SUBSIDIARIES OF BALL CORPORATION,
                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                             as Administrative Agent
                                       and
                          VARIOUS LENDING INSTITUTIONS
                          Dated as of December 19, 2002

                             -----------------------

                                   Arranged by

                          DEUTSCHE BANK SECURITIES INC.
                       AND BANC OF AMERICA SECURITIES LLC
    as Joint Lead Arrangers, Joint Mandated Arrangers and Joint Book Managers

                                      with
                              BANK OF AMERICA, N.A.
                              as Syndication Agent

                                       and
                                  BANK ONE, NA,
                          LEHMAN COMMERCIAL PAPER INC.
                                 AND BNP PARIBAS
                           as Co-Documentation Agents

                                TABLE OF CONTENTS

                                                                                                                Page

ARTICLE I  DEFINITIONS AND ACCOUNTING TERMS.......................................................................2
         1.1      Definitions.....................................................................................2
         1.2      Accounting Terms; Financial Statements.........................................................57
         1.3      Calculation of Exchange Rate...................................................................58

ARTICLE II  AMOUNT AND TERMS OF CREDIT...........................................................................58
         2.1      The Commitments................................................................................58
         2.2      Notes..........................................................................................63
         2.3      Minimum Amount of Each Borrowing; Maximum Number of Borrowings.................................63
         2.4      Borrowing Options..............................................................................64
         2.5      Notice of Borrowing............................................................................64
         2.6      Conversion or Continuation.....................................................................65
         2.7      Disbursement of Funds..........................................................................65
         2.8      Utilization of Multicurrency Revolving Commitments in an Alternative
                  Currency.......................................................................................66
         2.9      Additional Facility............................................................................67
         2.10     Letters of Credit..............................................................................68
         2.11     Pro Rata Borrowings............................................................................76

ARTICLE IIA  CANADIAN REVOLVER...................................................................................77
         2A.1     The Canadian Revolving Commitments.............................................................77
         2A.2     Notes..........................................................................................77
         2A.3     Minimum Amount of Each Borrowing; Maximum Number of Borrowings.................................77
         2A.4     Borrowing Options..............................................................................78
         2A.5     Notice of Canadian Borrowing...................................................................78
         2A.6     Conversion or Continuation.....................................................................78
         2A.7     Disbursement of Funds..........................................................................79
         2A.8     Pro Rata Borrowings............................................................................80
         2A.9     Bankers' Acceptances...........................................................................80

ARTICLE III  INTEREST AND FEES...................................................................................83
         3.1      Interest.......................................................................................83
         3.2      Fees...........................................................................................85
         3.3      Computation of Interest and Fees...............................................................86
         3.4      Interest Periods...............................................................................86
         3.5      Compensation for Funding Losses................................................................87
         3.6      Increased Costs, Illegality, Etc...............................................................88
         3.7      Replacement of Affected Lenders................................................................91

ARTICLE IV  REDUCTION OF COMMITMENTS; PAYMENTS AND PREPAYMENTS...................................................92
         4.1      Voluntary Reduction of Commitments.............................................................92
         4.2      Mandatory Reduction of Term Commitments........................................................92
         4.3      Voluntary Prepayments..........................................................................92
         4.4      Mandatory Prepayments..........................................................................93
         4.5      Application of Prepayments; Waiver of Certain Prepayments......................................96
         4.6      Method and Place of Payment....................................................................98
         4.7      Net Payments...................................................................................99

ARTICLE V  CONDITIONS OF CREDIT.................................................................................102
         5.1      Conditions Precedent to the Initial Borrowing.................................................102
         5.2      Conditions Precedent to All Credit Events.....................................................108

ARTICLE VI  REPRESENTATIONS AND WARRANTIES......................................................................109
         6.1      Corporate Status..............................................................................109
         6.2      Corporate Power and Authority.................................................................109
         6.3      No Violation..................................................................................110
         6.4      Governmental and Other Approvals..............................................................110
         6.5      Financial Statements; Financial Condition; Undisclosed Liabilities Projections; Etc...........110
         6.6      Litigation....................................................................................112
         6.7      True and Complete Disclosure..................................................................112
         6.8      Use of Proceeds; Margin Regulations...........................................................113
         6.9      Taxes.........................................................................................113
         6.10     Compliance With ERISA.........................................................................114
         6.11     Security Documents............................................................................114
         6.12     Documents.....................................................................................115
         6.13     Ownership of Property.........................................................................115
         6.14     Capitalization of Company.....................................................................116
         6.15     Subsidiaries..................................................................................116
         6.16     Compliance With Law, Etc......................................................................117
         6.17     Investment Company Act........................................................................117
         6.18     Public Utility Holding Company Act............................................................117
         6.19     Environmental Matters.........................................................................117
         6.20     Labor Relations...............................................................................118
         6.21     Intellectual Property, Licenses, Franchises and Formulas......................................118
         6.22     Foreign Pension Matters.......................................................................118
         6.23     Schmalbach Acquisition........................................................................119

ARTICLE VII  AFFIRMATIVE COVENANTS..............................................................................119
         7.1      Financial Statements..........................................................................119
         7.2      Certificates; Other Information...............................................................120
         7.3      Notices.......................................................................................121
         7.4      Conduct of Business and Maintenance of Existence..............................................122
         7.5      Payment of Obligations........................................................................122
         7.6      Inspection of Property, Books and Records.....................................................123
         7.7      ERISA.........................................................................................123
         7.8      Maintenance of Property, Insurance............................................................124
         7.9      Environmental Laws............................................................................125
         7.10     Interest Rate Protection......................................................................126
         7.11     Use of Proceeds...............................................................................126
         7.12     Additional Security; Further Assurances.......................................................126
         7.13     End of Fiscal Years; Fiscal Quarters..........................................................128
         7.14     Foreign Subsidiaries Security.................................................................128
         7.15     Foreign Pension Plan Compliance...............................................................129

ARTICLE VIII  NEGATIVE COVENANTS................................................................................129
         8.1      Liens.........................................................................................129
         8.2      Indebtedness..................................................................................131
         8.3      Fundamental Changes...........................................................................133
         8.4      Asset Sales...................................................................................133
         8.5      Dividends or Other Distributions..............................................................135
         8.6      Issuance of Stock.............................................................................136
         8.7      Loans, Investment and Acquisitions............................................................137
         8.8      Transactions with Affiliates..................................................................138
         8.9      Sale-Leasebacks...............................................................................138
         8.10     Restrictions on Credit Support to the BAP Group and any Permitted
                  Aerospace JV..................................................................................139
         8.11     Lines of Business.............................................................................139
         8.12     Fiscal Year...................................................................................139
         8.13     Limitation on Voluntary Payments and Modifications of Indebtedness;
                  Modifications of Certificate of Incorporation, By-Laws and Certain
                  Other Agreements; Certain Derivative Transactions, Etc........................................139
         8.14     Limitation on Certain Restrictions on Subsidiaries............................................140
         8.15     Accounting Changes............................................................................141

ARTICLE IX  FINANCIAL COVENANTS.................................................................................141
         9.1      Interest Coverage Ratio.......................................................................142
         9.2      Leverage Ratio................................................................................142
         9.3      Fixed Charge Coverage Ratio...................................................................142

ARTICLE X  EVENTS OF DEFAULT....................................................................................143
         10.1     Events of Default.............................................................................143
         10.2     Rights Not Exclusive..........................................................................146

ARTICLE XI  ADMINISTRATIVE AGENT................................................................................146
         11.1     Appointment...................................................................................146
         11.2     Nature of Duties..............................................................................147
         11.3     Exculpation, Rights Etc.......................................................................147
         11.4     Reliance......................................................................................148
         11.5     Indemnification...............................................................................148
         11.6     Administrative Agent In Its Individual Capacity...............................................148
         11.7     Notice of Default.............................................................................149
         11.8     Holders of Obligations........................................................................149
         11.9     Resignation by Administrative Agent...........................................................149
         11.10    The Joint Lead Arrangers, Joint Mandated Arrangers, Joint Book Managers,
                  Syndication Agent and Co-Documentation Agents.................................................150

ARTICLE XII  MISCELLANEOUS......................................................................................150
         12.1     No Waiver; Modifications in Writing...........................................................150
         12.2     Further Assurances............................................................................153
         12.3     Notices, Etc..................................................................................153
         12.4     Costs, Expenses and Taxes; Indemnification....................................................153
         12.5     Confirmations.................................................................................156
         12.6     Adjustment; Setoff............................................................................156
         12.7     Execution in Counterparts.....................................................................157
         12.8     Binding Effect; Assignment; Addition and Substitution of Lenders..............................157
         12.9     CONSENT TO JURISDICTION; MUTUAL WAIVER OF JURY TRIAL..........................................160
         12.10    Release of Collateral.........................................................................161
         12.11    GOVERNING LAW.................................................................................162
         12.12    Severability of Provisions....................................................................162
         12.13    Transfers of Notes............................................................................162
         12.14    Registry......................................................................................162
         12.15    Euro Currency.................................................................................163
         12.16    Headings......................................................................................163
         12.17    Termination of Agreement......................................................................163
         12.18    Confidentiality...............................................................................164
         12.19    Concerning the Collateral and the Loan Documents..............................................164
         12.20    Effectiveness.................................................................................166
         12.21    Intentionally Omitted.........................................................................166
         12.22    Restrictions on Guarantees and Pledges........................................................166

ARTICLE XIII  COLLECTION ACTION MECHANISM.......................................................................167
         13.1     Implementation of CAM.........................................................................167
         13.2     Letters of Credit.............................................................................168

ARTICLE XIV  COMPANY GAURANTY...................................................................................169
         14.1     The Company Guaranty..........................................................................169
         14.2     Insolvency....................................................................................170
         14.3     Nature of Liability...........................................................................170
         14.4     Independent Obligation........................................................................170
         14.5     Authorization.................................................................................170
         14.6     Reliance......................................................................................171
         14.7     Subordination.................................................................................172
         14.8     Waiver........................................................................................172
         14.9     Nature of Liability...........................................................................173

                         INDEX OF EXHIBITS AND SCHEDULES

                                    Exhibits

Exhibit 2.1(c)         Form of Swing Line Loan Participation Certificate
Exhibit 2.2(a)(1)      Form of Term A Note
Exhibit 2.2(a)(2)      Form of Term B Dollar Note
Exhibit 2.2(a)(3)      Form of Term B Euro Note
Exhibit 2.2(a)(4)      Form of Multicurrency Revolving Note
Exhibit 2.2(a)(5)      Form of U.S. Swing Line Note
Exhibit 2.2(a)(6)      Form of European Swing Line Note
Exhibit 2.5            Form of Notice of Borrowing
xhibit 2.6             Form of Notice of Conversion or Continuation
Exhibit 2.10(c)        Form of Letter of Credit Request
Exhibit 2A.2(a)        Form of Canadian Revolving Note
Exhibit 2A.5           Form of Notice of Canadian Borrowing
Exhibit 2A.6           Form of Notice of Canadian Conversion or Continuation
Exhibit 4.7(d)         Form of Section 4.7(d) Certificate
Exhibit 5.1(b)(i)      Form of United States Loan Guaranty
Exhibit 5.1(b)(ii)     Form of United States Pledge Agreement
Exhibit 5.1(b)(iii)    Form of Canadian Loan Guaranty
Exhibit 5.1(b)(iv)     Form of Canadian Pledge Agreement
Exhibit 5.1(c)(i)      Form of European Loan Guaranty
Exhibit 5.1(c)(ii)     Form of European Pledge Agreement
Exhibit 5.1(d)         Form of Opinion of Borrowers' Counsel
Exhibit 5.1(e)         Form of Officer's Certificate
Exhibit 5.1(f)         Form of Secretary's Certificate
Exhibit 5.1(y)         Form of Post-Closing Agreement
Exhibit 7.2(a)         Form of Compliance Certificate Pursuant to Section 7.2(a)
Exhibit 12.1(b)        Form of Joinder Agreement
Exhibit 12.8(c)        Form of Assignment and Assumption Agreement

                                    Schedules

Schedule 1.1(a)        Commitments
Schedule 1.1(b)        Multicurrency Revolver Sublimits
Schedule 1.1(c)        Consolidated EBITDA
Schedule 1.1(d)        Subsidiary Borrowers
Schedule 2.10(j)       Letters of Credit Outstanding
Schedule 5.1(c)        European Guaranties and Security Documents
Schedule 5.1(r)        Transaction Waivers
Schedule 6.3           Approvals and Consents
Schedule 6.4           Governmental Approval
Schedule 6.5(a)        Pro Forma Balance Sheet
Schedule 6.5(d)        Indebtedness
Schedule 6.5(e)        Projections
Schedule 6.11          Pledge Agreement Filings
Schedule 6.15          Organization of Subsidiaries
Schedule 6.22          Foreign Pension Plans
Schedule 8.1           Liens
Schedule 8.7           Existing Investments
Schedule 8.14(a)       Existing Restrictions on Subsidiaries
Schedule 12.3          Notice Addresses

                                CREDIT AGREEMENT

                  THIS CREDIT AGREEMENT is dated as of December 19, 2002 and is made by and among Ball Corporation, an Indiana corporation ("Company"), Ball European Holdings, Sarl, a corporation organized under the laws of Luxembourg ("European Holdco"), Ball Packaging Products Canada Corp., a company organized under the laws of the Province of Nova Scotia ("Canadian Borrower"), each Subsidiary Borrower (as defined herein), the undersigned financial institutions, including Deutsche Bank AG, New York Branch, in their capacities as lenders hereunder (collectively, the "Lenders," and each individually, a "Lender"), The Bank of Nova Scotia, as Canadian administrative agent ("Canadian Administrative Agent") and Deutsche Bank AG, New York Branch, as administrative agent ("Administrative Agent") for the Lenders.

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, Borrowers have requested that the Lenders (i) make term loans to Company in the aggregate principal amount of $350 million maturing on December 19, 2009; (ii) make term loans to European Holdco in the aggregate Dollar Equivalent principal amount of $250 million denominated in Euros and Sterling maturing on December 19, 2007; (iii) make term loans to European Holdco in the aggregate Dollar Equivalent amount of $300 million denominated in Euros maturing on December 19, 2009; (iv) provide a multicurrency revolving credit facility maturing on December 19, 2007 (including a letter of credit subfacility), to Company, European Holdco and Subsidiary Borrowers in an aggregate principal amount not to exceed the Dollar Equivalent of $415 million and (v) provide a revolving credit facility to Canadian Borrower in an aggregate amount not to exceed the Dollar Equivalent of $35 million at any time outstanding denominated in Canadian Dollars and maturing on December 19, 2007;

                  WHEREAS, the proceeds of the term loans described above will be used by Company and European Holdco and certain of the proceeds of the revolving loans described above will be used by Company to consummate the Schmalbach Acquisition and to repay certain outstanding indebtedness of Borrowers;

                  WHEREAS, the proceeds of the revolving credit facility described above will be used by Borrowers for ongoing working capital and general corporate purposes; and

                  WHEREAS, the Lenders are willing to extend commitments to make the term loans and revolving credit loans to Borrowers for the purposes specified above and only on the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and, among other things, the assignment of and the grant of a security interest in the Pledged Securities by Company and certain of its Subsidiaries in favor of Collateral Agent for the benefit of the Secured Creditors pursuant to the Pledge Agreements, the parties hereto agree as follows:

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         1.1 Definitions. As used herein, and unless the context requires a different meaning, the following terms have the meanings indicated:

                  "Acceptance Fee" means a fee payable in Canadian Dollars by Canadian Borrower to Canadian Administrative Agent for the account of a Canadian Revolving Lender with respect to the acceptance of a B/A or the making of a B/A Equivalent Loan on the date of such acceptance or loan, equal to the Applicable B/A Margin of the face amount of such B/A or B/A Equivalent Loan calculated on the basis of the number of days in the applicable Contract Period (including the date of acceptance and excluding the date of maturity) and a year of 365 days (it being agreed that the rate per annum applicable to the B/A Equivalent Loan is equivalent to the rate per annum otherwise applicable to the Bankers' Acceptance which has been replaced by the making of such B/A Equivalent Loan pursuant to Section 2A.9).

                  "Acquisition" means (i) the purchase by a Person of a business or business unit conducted by another Person (whether through the acquisition of Capital Stock or assets) or (ii) the merger, consolidation or amalgamation of any Person with any other Person.

                  "Acquisition Agreement" means that certain Share Sale and Transfer Agreement between Schmalbach and AV Packaging GmbH and Ball Pan-European Holdings, Inc. and Company dated August 29, 2002, as the same may be amended, supplemented or otherwise modified in accordance with the terms hereof.

                  "Acquisition Documents" means the Acquisition Agreement and all other related agreements and documents in connection with the Schmalbach Acquisition.

                  "Additional Security Documents" means all guarantees and pledge agreements and other related documents entered into pursuant to Section
7.12 with respect to additional Collateral.

                  "Additional Term Loans" has the meaning assigned to that term in Section 2.9(a).

                  "Adjusted Working Capital" means the difference between (i) the amount, without duplication, that is classified on a consolidated balance sheet of Company and its Subsidiaries as the consolidated current assets of Company and its Subsidiaries in accordance with GAAP excluding Cash and Cash Equivalents and (ii) the amount, without duplication, that is classified on a consolidated balance sheet of Company and its Subsidiaries as the consolidated current liabilities of Company and its Subsidiaries in accordance with GAAP excluding all short-term borrowings, the current portion of long-term indebtedness, the current portion of deferred taxes and the current portion of Capitalized Lease Obligations.

                  "Administrative Agent" has the meaning assigned to that term in the introduction to this Agreement and any successor Administrative Agent in such capacity, provided that, unless the context otherwise requires, when used in respect of payments and notices pertaining to Canadian Revolving Loans, the term "Administrative Agent" shall mean Canadian Administrative Agent.

                  "Aerospace Asset Disposition" means (i) an Asset Disposition by Company or any of its Subsidiaries of all or a portion of (a) the Aerospace Business (whether or not such disposition is to any Permitted Aerospace JV), (b) the Capital Stock of a Person holding only the Aerospace Business or (c) the Capital Stock of any Permitted Aerospace JV or (ii) the receipt by Company or any of its Subsidiaries of a liquidating dividend in respect of an interest in the Capital Stock of any Permitted Aerospace JV.

                  "Aerospace Business" means the assets constituting the business of Ball Aerospace and its Subsidiaries on the date hereof and business reasonably related or incidental to such business, but excluding all Cash and Cash Equivalents held by Ball Aerospace and its Subsidiaries other than Cash and Cash Equivalents held in the ordinary course of business and in an amount consistent with past practices.

                  "Affiliate" means, with respect to any Person, any Person or group acting in concert in respect of the Person in question that, directly or indirectly, controls or is controlled by or is under common control with such Person, provided that, neither DB nor any Affiliate of DB shall be deemed to be an Affiliate of Borrower. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person or group of Persons, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. A Person shall be deemed to control a corporation if such Person is the "beneficial owner" as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, of 10% or more of the securities having ordinary voting power for the election of directors of such corporation.

                  "Agent" or "Agents" means Administrative Agent and/or Canadian Administrative Agent, as the context may require.

                  "Agreement" means this Credit Agreement, as the same may at any time be amended, supplemented or otherwise modified in accordance with the terms hereof and in effect.

                  "Alternative Currency" means at any time, Euros or Sterling.

                  "Alternative Currency Loan" means any Loan denominated in a currency other than Dollars.

                  "Applicable B/A Margin" means at any date, the applicable percentage set forth in the following table under column Applicable B/A Margin opposite the Most Recent Leverage Ratio as of such date:

------------------------------------------- ------------------------------------
                                                       Applicable B/A
      Most Recent Leverage Ratio                           Margin
------------------------------------------- ------------------------------------
          Less than 2.0 to 1                               1.25%
------------------------------------------- ------------------------------------
   Equal to or greater than 2.0 to 1
        but less than 2.5 to 1                             1.50%
------------------------------------------- ------------------------------------
   Equal to or greater than 2.5 to 1
        but less than 3.0 to 1                             1.75%
------------------------------------------- ------------------------------------
   Equal to or greater than 3.0 to 1                       2.00%
------------------------------------------- ------------------------------------

                  "Applicable Base Rate Margin" means at any date, (i) with respect to Multicurrency Revolving Loans, the applicable percentage set forth in the following table under the column Applicable Base Rate Margin for Multicurrency Revolving Loans opposite the Most Recent Leverage Ratio as of such date and (ii) with respect to Term B Dollar Loans, the applicable percentage set forth under the column Applicable Base Rate Margin for Term B Dollar Loans opposite the Most Recent Leverage Ratio as of such date:

--------------------------------------------- --------------------------------- ---------------------------
                                              Applicable Base Rate Margin for           Applicable
                                                                                        Base Rate
                                                                                        Margin for
                Most Recent                                                               Term B
               Leverage Ratio                  Multicurrency Revolving Loans           Dollar Loans
--------------------------------------------- --------------------------------- ---------------------------
             Less than 2.0 to 1                            0.25 %                         1.50 %
--------------------------------------------- --------------------------------- ---------------------------
 Equal to or greater than 2.0 to 1 but less                0.50 %                         1.50 %
               than 2.5 to 1
--------------------------------------------- --------------------------------- ---------------------------
 Equal to or greater than 2.5 to 1 but less                0.75 %                         1.50 %
               than 3.0 to 1
--------------------------------------------- --------------------------------- ---------------------------
     Equal to or greater than 3.0 to 1                     1.00 %                         1.50 %
--------------------------------------------- --------------------------------- ---------------------------

;provided, that the Applicable Base Rate Margin for Term B Dollar Loans shall equal 1.75% at any time the Most Recent Leverage Ratio is equal to or greater than 3.5 to 1.

                  "Applicable Canadian Prime Rate Margin" means at any date, the applicable percentage set forth in the following table under the column Applicable Canadian Prime Rate Margin opposite the Most Recent Leverage Ratio as of such date:

------------------------------------------------------------ -------------------------------------------------------
                Most Recent Leverage Ratio                           Applicable Canadian Prime Rate Margin
------------------------------------------------------------ -------------------------------------------------------
                    Less than 2.0 to 1                                               0.25 %
------------------------------------------------------------ -------------------------------------------------------

 Equal to or greater than 2.0 to 1 but less than 2.5 to 1                            0.50 %
------------------------------------------------------------ -------------------------------------------------------
 Equal to or greater than 2.5 to 1 but less than 3.0 to 1                            0.75 %
------------------------------------------------------------ -------------------------------------------------------
             Equal to or greater than 3.0 to 1                                       1.00 %
------------------------------------------------------------ -------------------------------------------------------

                  "Applicable Commitment Fee Percentage" means at any date, the applicable percentage set forth in the following table opposite the Most Recent Leverage Ratio as of such date:

-------------------------------------------------- ----------------------------------------------
                   Most Recent                                 Applicable Commitment
                 Leverage Ratio                                   Fee Percentage
-------------------------------------------------- ----------------------------------------------
               Less than 2.5 to 1                                     0.375 %
-------------------------------------------------- ----------------------------------------------
        Equal to or greater than 2.5 to 1                             0.50 %
-------------------------------------------------- ----------------------------------------------

                  "Applicable Currency" means as to any particular payment or Loan, Dollars or the Alternative Currency in which it is denominated or is payable.

                  "Applicable Eurocurrency Margin" means at any date, (i) with respect to Multicurrency Revolving Loans and Term A Loans, the applicable percentage set forth in the following table under the column Applicable Eurocurrency Margin for Multicurrency Revolving Loans and Term A Loans opposite the Most Recent Leverage Ratio on such date, (ii) with respect to Term B Dollar Loans, the applicable percentage set forth in the following table under the column Applicable Eurocurrency Margin for Term B Dollar Loans opposite the Most Recent Leverage Ratio on such date and (iii) with respect to Term B Euro Loans, the applicable percentage set forth in the following table under the column Applicable Eurocurrency Margin for Term B Euro Loans opposite the Most Recent Leverage Ratio on such date:

---------------------------- ------------------------------ ------------------------- -------------------------
        Most Recent             Applicable Eurocurrency            Applicable                Applicable
                               Margin for Multicurrency     Eurocurrency Margin For   Eurocurrency Margin For
                          Revolving Loans Term B Term B
      Leverage Ratio               and Term A Loans               Dollar Loans               Euro Loans
---------------------------- ------------------------------ ------------------------- -------------------------
    Less than 2.0 to 1                  1.25 %                       2.25 %                    2.50%
---------------------------- ------------------------------ ------------------------- -------------------------
 Equal to or greater than               1.50 %                       2.25 %                    2.50%
2.0 to 1 but less than 2.5
           to 1
---------------------------- ------------------------------ ------------------------- -------------------------
 Equal to or greater than               1.75 %                       2.25 %                    2.50%
2.5 to 1 but less than 3.0
           to 1
---------------------------- ------------------------------ ------------------------- -------------------------
 Equal to or greater than               2.00 %                       2.25 %                    2.50%
         3.0 to 1
---------------------------- ------------------------------ ------------------------- -------------------------

;provided, that the Applicable Eurocurrency Margin for Term B Dollar Loans shall equal 2.50% at any time the Most Recent Leverage Ratio is equal to or greater than 3.5 to 1.

                  "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) of all or any part of (i) an interest in shares of Capital Stock of a Subsidiary of Company (other than directors' qualifying shares) or (ii) property or other assets (each of (i) and (ii) referred to for the purposes of this definition as a "disposition") by Company or any of its Subsidiaries.

                  "Assignee" has the meaning assigned to that term in Section 12.8(c).

                  "Assignment and Assumption Agreement" means an Assignment and Assumption Agreement substantially in the form of Exhibit 12.8(c) annexed hereto and made a part hereof made by any applicable Lender, as assignor, and such Lender's assignee in accordance with Section 12.8.

                  "Attorney Costs" means all reasonable fees and disbursements of any law firm or other external counsel and the reasonable allocated cost of internal legal services, including all reasonable disbursements of internal counsel.

                  "Attributable Debt" means as of the date of determination thereof, without duplication, (i) in connection with a Sale and Leaseback Transaction, the net present value (discounted according to GAAP at the cost of debt implied in the lease) of the obligations of the lessee for rental payments during the then remaining term of any applicable lease, (ii) Receivables Facility Attributable Debt and (iii) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP.

                  "Available Canadian Revolving Commitment" means, as to any Canadian Revolving Lender at any time, an amount equal to the excess, if any, of
(a) such Lender's Canadian Revolving Commitment over (b) the Effective Amount of then outstanding Canadian Revolving Loans made by such Lender.

                  "Available Liquidity" means, at any date, the sum of (i) the Total Available Canadian Revolving Commitment on such date plus (ii) the Total Available Multicurrency Revolving Commitment on such date plus (iii) Cash and Cash Equivalents as of the most recent reporting date for such balances.

                  "Available Multicurrency Revolver Sublimit" means, as to European Holdco or any Subsidiary Borrower at any time an amount equal to (i) such Borrower's Multicurrency Revolver Sublimit at such time minus (ii) the sum of (a) the aggregate Effective Amount of then outstanding Multicurrency Revolving Loans made to such Borrower plus (b) the Effective Amount of such Borrower's LC Obligations plus (c) the aggregate Effective Amount of then outstanding Swing Line Loans made to such Borrower.

                  "Available Multicurrency Revolving Commitment" means, as to any Multicurrency Revolving Lender at any time an amount equal to the excess, if any, of (a) such Lender's Multicurrency Revolving Commitment over (b) the sum of
(i) the aggregate Effective Amount of then outstanding Multicurrency Revolving Loans made by such Lender and (ii) such Lender's Multicurrency Revolver Pro Rata Share of the Effective Amount of LC Obligations and Swing Line Loans then outstanding.

                  "B/A Equivalent Loan" has the meaning assigned to that term in
Section 2A.9(h).

                  "B/A Loan" means a Borrowing comprised of one or more Bankers' Acceptances or, as applicable, B/A Equivalent Loans. For greater certainty, all provisions of this Agreement which are applicable to Bankers' Acceptances are also applicable, mutatis mutandis, to B/A Equivalent Loans.

                  "Ball Aerospace" means Ball Aerospace and Technologies Corp., a Delaware corporation.


                  "Ball Capital Corp" means Ball Capital Corp., a Delaware corporation, together with its successors and assigns.

                  "Ball Corporate Group" means Company, each of its Subsidiaries and the members of the BAP Group.

                  "Ball Holdings" means Ball Holdings, Sarl, a corporation organized under the laws of Luxembourg.

                  "Ball Metal Food Container Corp." means Ball Metal Food Container Corp., a Delaware corporation, together with its successors and assigns.

                  "Ball Plastic Container Corp." means Ball Plastic Container Corp., a Colorado corporation, together with its successors and assigns.

                  "Bankers' Acceptance" and "B/A" mean a depository note within the meaning of the Depository Bills and Notes Act (Canada) or a bill of exchange within the meaning of the Bills of Exchange Act (Canada), in each case, denominated in Canadian Dollars, drawn by Canadian Borrower, and accepted by a Canadian Revolving Lender in accordance with this Agreement.

                  "BAP" means Ball Asia Pacific Holdings Limited, a Hong Kong corporation, and its successors and assigns.

                  "BAP Group" means BAP and each of its direct and indirect subsidiaries and joint ventures (the "BAP Subs") and, upon a restructuring of the BAP Group occurring after the Initial Borrowing Date, means BAP, the BAP Subs and each direct or indirect holding company of BAP and/or the BAP Subs that was not a Credit Party prior to such restructuring and does not engage in any business other than holding shares of BAP or BAP Subs, as the case may be, and matters incidental thereto.

                  "Base Rate" means the greater of (i) the rate most recently announced by DB at its principal office as its "prime rate", which is not necessarily the lowest rate made available by DB or (ii) the Federal Funds Rate plus 1/2 of 1% per annum. The "prime rate" announced by DB is evidenced by the recording thereof after its announcement in such internal publication or publications as DB may designate. Any change in the interest rate resulting from a change in such "prime rate" announced by DB shall become effective without prior notice to Borrowers as of 12:01 a.m. (New York City time) on the Business Day on which each change in such "prime rate" is announced by DB. DB may make commercial or other loans to others at rates of interest at, above or below its "prime rate".

                  "Base Rate Loan" means any Loan which bears interest at a rate determined with reference to the Base Rate.

                  "Benefited Lender" has the meaning assigned to that term in
Section 12.6(a).

                  "BMBCC" means Ball Metal Beverage Container Corp., a Colorado corporation, together with its successors and assigns, including a debtor-in-possession on behalf of BMBCC.

                  "Board" means the Board of Governors of the Federal Reserve System.

                  "Borrowers" means Company, European Holdco, Canadian Borrower and Subsidiary Borrowers.

                  "Borrowing" means a group of Loans of a single Type made by the Lenders or the European Swing Line Lender or U.S. Swing Line Lender, as appropriate on a single date (or resulting from a conversion on such date) and in the case of Eurocurrency Loans, as to which a single Interest Period is in effect, provided that, Base Rate Loans or Eurocurrency Loans incurred pursuant to Section 3.7 shall be considered part of any related Borrowing of Eurocurrency Loans.

                  "Business Day" means (i) as it relates to any payment, determination, funding or notice to be made or given in connection with any Dollar-denominated Loan, or otherwise to be made or given to or from Administrative Agent, a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; provided, however, that when used in connection with a Eurocurrency Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market; provided, further, that when used in connection with any Letter of Credit, the term "Business Day" shall also exclude any day on which commercial banks in the city in which the respective Facing Agent for such Letter of Credit is domiciled are required by law to close; (ii) as it relates to any payment, determination, funding or notice to be made or given in connection with any Alternative Currency Loan, any day (A) on which dealings in deposits in the Alternative Currency are carried out in the London interbank market, (B) on which commercial banks and foreign exchange markets are open for business in London, New York City, and the principal financial center for such Alternative Currency, and (C) with respect to any such payment, determination or funding to be made in connection with any Alternative Currency Loan denominated in Euros, on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) System or any successor settlement system is open; provided, however that when used in connection with a Borrowing by Canadian Borrower, the term "Business Day" shall also exclude any day on which banks are not open for business in Toronto or Montreal.

                  "CAM" means the mechanism for the allocation and exchange of interests in the Facilities and collections thereunder established under Article XIII.

                  "CAM Exchange" means the exchange of the Lenders' interests provided for in Section 13.1.

                  "CAM Exchange Date" means the first date after the Initial Borrowing Date on which there shall occur any event described in paragraph (e) or (f) of Section 10.1 with respect to Company or European Holdco.

                  "CAM Percentage" means, as to each Lender, a fraction, expressed as a decimal to 12 decimal places, of which (a) the numerator shall be the sum of (i) the aggregate Designated Obligations owed to such Lender and (ii) such Lender's Multicurrency Revolver Pro Rata Share of the aggregate outstanding LC Obligations, if any, of such Lender, in each case immediately prior to the CAM Exchange Date, and (b) the denominator shall be the sum of (i) the aggregate Designated Obligations owed to all the Lenders and (ii) the aggregate outstanding LC Obligations, in each case immediately prior to such CAM Exchange Date. For purposes of computing each Lender's CAM Percentage, all Designated Obligations which shall be denominated in an Alternative Currency shall be translated into U.S. Dollars at the Exchange Rate in effect on the CAM Exchange Date.

                  "Canadian Administrative Agent" has the meaning assigned to that term in the introduction to this Agreement and any successor Canadian Administrative Agent in such capacity.

                  "Canadian Borrower" has the meaning assigned to that term in the introduction to this Agreement.

                  "Canadian Commitment Fee" has the meaning assigned to that term in Section 3.2(c).

                  "Canadian Commitment Period" means, the period from and including the date hereof to but not including the Canadian Revolver Termination Date.

                  "Canadian Dollars" and "Cdn.$" shall mean lawful currency of Canada.

                  "Canadian Holdings" means Ball North America, Inc., a company organized under the laws of the Province of Nova Scotia.

                  "Canadian Loan Guaranty" has the meaning assigned to that term in Section 5.1(b)(iii).

                  "Canadian Notice Address" has the meaning assigned to that term in Section 2A.5.

                  "Canadian Payment Office" means the office of Canadian Administrative Agent located at 222 Bay Street, Suite 1100, P.O. Box 64, Toronto, Ontario, Canada M5K 1E7 or such other office as Canadian Administrative Agent may designate to Borrowers and the Lenders from time to time.

                  "Canadian Pledge Agreement" has the meaning assigned to that term in Section 5.1(b)(iv)

                  "Canadian Prime Rate" means, for each day in any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times for such day be equal to the higher of
(a) the annual rate of interest announced publicly by Canadian Administrative Agent and in effect as its prime rate at its principal office in Toronto, Ontario on such day for determining interest rates on Canadian Dollar-denominated commercial loans made in Canada and (b) 0.75% per annum above the average of the rates per annum for Canadian Dollar bankers' acceptances having a term of 30 days that appears on the display referred to as the "CDOR Page" (or any display substituted therefor) of Reuter Monitor Money Rates Service as of 10:00 a.m. (Toronto time) on the date of determination, as reported by Canadian Administrative Agent (and if such screen is not available, any successor or similar service as may be selected by Canadian Administrative Agent).

                  "Canadian Prime Rate Loan" means any Loan which bears interest at a rate determined with reference to the Canadian Prime Rate.

                  "Canadian Revolver Pro Rata Share" means, when used with reference to any Canadian Revolving Lender and any described aggregate or total amount, an amount equal to the result obtained by multiplying such described aggregate or total amount by a fraction the numerator of which shall be such Lender's Canadian Revolving Commitment and the denominator of which shall be the Canadian Revolving Commitments or, if the Canadian Revolver Termination Date has occurred, such Lender's aggregate outstanding principal amount of Canadian Revolving Loans.

                  "Canadian Revolver Termination Date" means the earliest to occur of (i) December 19, 2007 or (ii) such earlier date as the Canadian Revolving Commitments shall have been terminated or otherwise reduced to $0 pursuant to this Agreement.

                  "Canadian Revolving Commitment" means, with respect to any Lender, the obligation of such Lender to make Canadian Revolving Loans, as such commitment may be reduced from time to time pursuant to this Agreement, which commitment as of the date hereof is the amount set forth opposite such lender's name on Schedule 1.1(a) hereto under the caption "Amount of Canadian Revolving Commitment" as the same may be adjusted from time to time pursuant to the terms hereof and "Canadian Revolving Commitments" means such commitments collectively, which commitments equal $35,000,000 as of the date hereof.

                  "Canadian Revolving Facility" means the credit facility under this Agreement evidenced by the Canadian Revolving Commitments and the Canadian Revolving Loans.

                  "Canadian Revolving Lender" means any Lender which has a Canadian Revolving Commitment, which prior to any CAM Exchange shall be resident in Canada for purposes of the ITA, or deemed to be resident in Canada for purposes of Part XIII of the ITA in respect of any amounts paid or credited to such Lender under the Canadian Revolving Facility.

                  "Canadian Revolving Loan" and "Canadian Revolving Loans" as defined in Section 2A.1, including by way of Bankers' Acceptances and B/A Equivalent Loans, pursuant to Section 2A.1 or Section 2A.9.

                  "Canadian Revolving Note" has the meaning assigned to that term in Section 2A.2.

                  "Capital Stock" means, with respect to any Person, any and all common shares, preferred shares, interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, partnership interests, membership interests or other equivalent interests and any rights (other than debt securities convertible into or exchangeable for capital stock), warrants or options exchangeable for or convertible into such capital stock or other equity interests.

                  "Capitalized Lease" means, at the time any determination thereof is to be made, any lease of property, real or personal, in respect of which the present value of the minimum rental commitment is capitalized on the balance sheet of the lessee in accordance with GAAP.

                  "Capitalized Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease which would at such time be so required to be capitalized on the balance sheet of the lessee in accordance with GAAP.

                  "Cash" means money, currency or the available credit balance in Dollars, Canadian Dollars, an Alternative Currency or another currency that, in the opinion of Administrative Agent, is at such time freely transferable and freely convertible into Dollars in a Deposit Account.

                  "Cash Equivalents" means (i) any evidence of indebtedness, maturing not more than 180 days after the date of issue, issued by the United States of America or any instrumentality or agency thereof, the principal, interest and premium, if any, of which is guaranteed fully by, or backed by the full faith and credit of, the United States of America, (ii) Dollar, Canadian Dollar or Alternative Currency denominated (or other foreign currency fully hedged) time deposits, certificates of deposit and bankers acceptances maturing not more than 180 days after the date of purchase, issued by (x) any Lender or
(y) a commercial banking institution having, or which is the principal banking subsidiary of a bank holding company having, combined capital and surplus and undivided profits of not less than $200,000,000 and a commercial paper rating of "P-1" (or higher) according to Moody's, "A-1" (or higher) according to S&P or the equivalent rating by any other nationally recognized rating agency in the United States (any such bank, an "Approved Bank"), or (z) a non-United States commercial banking institution which is either currently ranked among the 100 largest banks in the world (by assets, according to the American Banker), has combined capital and surplus and undivided profits of not less than $500,000,000 or whose commercial paper (or the commercial paper of such bank's holding company) has a rating of "P-1" (or higher) according to Moody's, "A-1" (or higher) according to S&P or the equivalent rating by any other nationally recognized rating agency, (iii) commercial paper, maturing not more than 180 days after the date of purchase, issued or guaranteed by a corporation (other than Company or any Subsidiary of Company or any of their respective Affiliates) organized and existing under the laws of any state within the United States of America with a rating, at the time as of which any determination thereof is to be made, of "P-1" (or higher) according to Moody's, or "A-1" (or higher) according to S&P, (iv) demand deposits with any bank or trust company maintained in the ordinary course of business, (v) repurchase or reverse repurchase agreements covering obligations of the type specified in clause (i) with a term of not more than seven days with any Approved Bank and (vi) shares of any money market mutual fund rated at least AAA or the equivalent thereof by S&P or at least Aaa or the equivalent thereof by Moody's, including, without limitation, any such mutual fund managed or advised by any Lender or Administrative Agent.

                  "CDOR Rate" means, on any day, the per annum rate of interest which is the rate determined as being the arithmetic average of the rates applicable to Canadian Dollar bankers' acceptances having identical issue and comparable maturity dates as the Bankers' Acceptances proposed to be issued by Canadian Borrower displayed and identified as such on the display referred to as the "CDOR Page" (or any display substituted therefor) of Reuters Monitor Money Rates Service as at approximately 10:00 a.m. (Toronto time) on such day, or if such day is not a Business Day, then on the immediately preceding Business Day (as adjusted by Canadian Administrative Agent in good faith after 10:00 a.m. (Toronto time) to reflect any error in a posted rate of interest or in the posted average annual rate of interest); provided, however, if such a rate does not appear on such CDOR Page, then the CDOR Rate, on any day, shall be the discount rate quoted by Canadian Administrative Agent (determined as of 10:00 a.m. (Toronto time)) on such day at which Canadian Administrative Agent would purchase its own bankers acceptances in a comparable face amount and with comparable maturity dates to the Bankers' Acceptances proposed to be issued by Canadian Borrower on such day, or if such day is not a Business Day, then on the immediately preceding Business Day.

                  "Change of Control" means (i) the sale, lease or transfer of all or substantially all of Company's assets to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act), (ii) the liquidation or dissolution of Company or European Holdco, (iii) any person or group of persons (within the meaning of the Exchange Act) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under the Exchange Act) of 35% or more of the issued and outstanding shares of Company's Voting Securities; (iv) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted Company's board of directors (together with any new directors whose election by Company's board of directors or whose nomination for election by Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office; or (v) any "Change of Control" (as such term is defined in the 2006 Senior Note Indenture, the 2008 Subordinated Note Indenture, the 2012 Senior
Note Indenture or any other Permitted Debt Document related to any Permitted Refinancing Indebtedness of the foregoing).

                  "Code" means the Internal Revenue Code of 1986, as from time to time amended, including the regulations promulgated thereunder, or any successor statute and the regulations promulgated thereunder.

                  "Co-Documentation Agents" means Bank One, NA, Lehman Commercial Paper Inc. and BNP Paribas.

                  "COLI Policy Advances" of Company or any of its Subsidiaries shall mean, with respect to any Company Owned Life Insurance Program, policy loans made to Company or any of its Subsidiaries under life insurance policies in an amount not in excess of the available cash surrender values of such policies, which loans are made pursuant to the contractual terms of life insurance policies issued in connection with a Company Owned Life Insurance Program.

                  "Collateral" means all "Collateral" as defined in each of the Security Documents.

                  "Collateral Account" has the meaning assigned to that term in
Section 4.4(a).

                  "Collateral Agent" means DB acting as collateral agent for the Secured Creditors pursuant to its appointment as Collateral Agent in Section 11.1.

                  "Commitment" means, with respect to each Lender, the aggregate of the Multicurrency Revolving Commitment, Canadian Revolving Commitment and Term Commitments of such Lender and "Commitments" means such commitments of all of the Lenders collectively.

                  "Commitment Fee" has the meaning assigned to that term in
Section 3.2(b).

                  "Commitment Period" means, the period from and including the date hereof to but not including the Multicurrency Revolver Termination Date or, in the case of the Swing Line Commitment, five (5) Business Days prior to the Multicurrency Revolver Termination Date.

                  "Common Stock" means the common stock of Company, no par value.

                  "Company" has the meaning assigned to that term in the introduction to this Agreement.

                  "Company Owned Life Insurance Program" means a life insurance program in which the Company is a participant, pursuant to which the Company is the owner of whole life policies insuring the lives of certain of its employees.

                  "Company Refinancing" means the repayment in full of all material indebtedness for money borrowed of Company and its Subsidiaries (other than the Loans, the Letters of Credit, the 2012 Senior Notes and Indebtedness to Remain Outstanding).

                  "Company Refinancing Documents" means collectively all agreements, instruments and documents executed in connection with the Company Refinancing, including, without limitation, any document or instrument necessary to release and terminate any and all security interests thereunder.

                  "Compliance Certificate" has the meaning assigned to that term in Section 7.2(a).

                  "Computation Date" has the meaning assigned to that term in
Section 2.8(a).

                  "Consolidated Assets" means, for any Person, the total assets of such Person and its Subsidiaries, as determined from a consolidated balance sheet of such Person and its consolidated Subsidiaries prepared in accordance with GAAP.

                  "Consolidated Capital Expenditures" means, for Company and its Subsidiaries, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all Capitalized Lease Obligations but excluding any capitalized interest with respect thereto) by Company and its Subsidiaries during that period that, in conformity with GAAP, are or are required to be included in the property, plant or equipment reflected in the consolidated balance sheet of Company.

                  "Consolidated Cash Interest Expense" means, for any period,
(i) Consolidated Interest Expense, but excluding, however, interest expense not payable in cash, amortization of discount and deferred financing costs; plus or minus, as the case may be (ii) net amounts paid or received under Interest Rate Agreements (with cap payments amortized over the life of the cap); and minus
(iii) interest income received in Cash or Cash Equivalents in respect of Investments permitted hereunder.

                  "Consolidated Debt" means, at any time, (i) all Indebtedness of Company and its Subsidiaries (other than the BAP Group and any Permitted Aerospace JV) determined on a consolidated basis in accordance with GAAP and
(ii) the aggregate outstanding amount, without duplication, of Attributable Debt of Company and its Subsidiaries (other than the BAP Group and any Permitted Aerospace JV) determined on a consolidated basis.

                  "Consolidated EBITDA" means, for any period, on a consolidated basis for the Company and its Subsidiaries, the sum of the amounts for such period, without duplication, of:

                           (i)      Consolidated Net Income,

                  plus     (ii)     Consolidated Interest Expense, to the extent
                                    deducted in computing Consolidated Net
                                    Income,

                  plus     (iii)    charges against income for foreign, federal,
                                    state and local taxes in each case based on income, to the extent deducted in computing
                                    Consolidated Net Income,

                  plus     (iv)     depreciation expense, to the extent deducted
                                    in computing Consolidated Net Income,

                  plus     (v)      amortization expense, including, without
                                    limitation, amortization of good will and other intangible assets, fees, costs and expenses in connection with the execution, delivery and performance of any of the Transaction Documents and the consummation of the Acquisition, and other fees, costs and expenses in connection with Permitted
                                    Acquisitions, in each case, to the extent deducted in computing Consolidated Net
                                    Income,

                  minus    (vi)     the gain (or plus the loss) (net of any
                                    tax effect) resulting from the sale of any capital assets other than in the ordinary course of business to the extent added
                                    (deducted) in computing Consolidated Net
                                    Income,

                  minus    (vii)    extraordinary or non-cash nonrecurring
                                    after-tax gains (or plus extraordinary or non-cash nonrecurring after-tax losses) to the extent added (deducted) in computing
                                    Consolidated Net Income,

                  minus   (viii)    any gain resulting from any write-up
                                    of assets (other than with respect to any company owned life insurance program) to the extent added (deducted) in computing
                                    Consolidated Net Income,

                  plus     (ix)     any non-cash charge resulting from any
                                    write-down of assets to the extent deducted in computing Consolidated Net Income; and

                  plus     (x)      any non-cash restructuring charge to the
                                    extent deducted in computing Consolidated
                                    Net Income;

in each case calculated for the applicable period in conformity with GAAP; provided, however, Consolidated EBITDA shall be decreased by the amount of any cash expenditures in such period related to non-cash charges added back to Consolidated EBITDA during any prior periods; provided, further, however, for purposes of computing the Fixed Charge Coverage Ratio, Interest Coverage Ratio, Leverage Ratio, Most Recent Leverage Ratio and Senior Secured Leverage Ratio for each Test Period ending on or before December 31, 2003, Consolidated EBITDA for the second, third and fourth fiscal quarters of 2002 shall be deemed to be as set forth on Schedule 1.1(c).

                  "Consolidated Fixed Charges" means, for any period, for Company and its Subsidiaries, the sum of (without duplication) (i) Consolidated Cash Interest Expense, (ii) all scheduled payments of principal on Indebtedness of Company and its Subsidiaries, including, without limitation, principal payments in respect of Capitalized Leases, but excluding payments of principal on the 2006 Senior Notes at maturity thereof to the extent such payments are permitted pursuant to the terms of this Agreement, (iii) Dividends paid in Cash by Company and (iv) taxes paid in cash, as each of the foregoing is made during such period of determination in accordance with GAAP on a consolidated basis.

                  "Consolidated Interest Expense" means, for any period, without duplication, the sum of the total interest expense (including that attributable to Capitalized Leases in accordance with GAAP) of Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Company and its Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, but excluding, however, any amortization of deferred financing costs, all as determined on a consolidated basis for Company and its consolidated Subsidiaries in accordance with GAAP plus the interest component of any lease payment under Attributable Debt transactions paid by Company and its Subsidiaries on a consolidated basis plus any discount and/or interest component in respect of a sale of Receivables Facility Assets by Company and its Subsidiaries regardless of whether such discount or interest would constitute interest under GAAP.

                  "Consolidated Net Income" and "Consolidated Net Loss" mean, respectively, with respect to any period, the aggregate of the net income (loss) of the Person in question for such period, determined in accordance with GAAP on a consolidated basis, provided that, there shall be excluded (i) the income of any unconsolidated Subsidiary and any Person in which any other Person (other than Company or any of the Subsidiaries or any director holding qualifying shares in compliance with applicable law or any other third party holding a de minimus number of shares in order to comply with other similar requirements) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Company or any of its Wholly-Owned Subsidiaries by such Person during such period and (ii) the cumulative effect of a change in accounting principles.

                  "Consolidated Secured Debt" means, at any time, without duplication, the sum of (i) all Indebtedness of Company and its Subsidiaries secured by any Lien on any property owned by such Person determined on a consolidated basis in accordance with GAAP and (ii) the aggregate outstanding amount of Attributable Debt, in each case determined on a consolidated basis.

                  "Consolidated Tangible Assets" means, for any Person, the total assets of such Person and its Subsidiaries, as determined from a consolidated balance sheet of such Person and its consolidated Subsidiaries prepared in accordance with GAAP, but excluding therefrom all items that are treated as goodwill and other intangible assets under GAAP.

                  "Contaminant" means any material with respect to which any Environmental Law imposes a duty, obligation or standard of conduct, including without limitation any pollutant, contaminant (as those terms are defined in 42 U.S.C. ss. 9601(33)), toxic pollutant (as that term is defined in 33 U.S.C. ss. 1362(13)), hazardous substance (as that term is defined in 42 U.S.C. ss.9601(14)), hazardous chemical (as that term is defined by 29 CFR ss. 1910.1200(c)), hazardous waste (as that term is defined in 42 U.S.C. ss. 6903(5)), or any state, local or other equivalent of such laws and regulations, including, without limitation, radioactive material, special waste, polychlorinated biphenyls, asbestos, petroleum, including crude oil or any petroleum-derived substance, (or any fraction thereof), waste, or breakdown or decomposition product thereof, mold, bacteria or any constituent of any such substance or waste, including but not limited to polychlorinated biphenyls and asbestos.

                  "Contract Period" means the term of a B/A Loan selected by Canadian Borrower in accordance with Section 2A.5 or Section 2A.6 commencing on the date of such B/A Loan and expiring on a Business Day which shall be either 30 days, 60 days, 90 days or 180 days (subject to availability) thereafter, provided that, no Contract Period shall extend beyond the Canadian Revolver Termination Date.

                  "Contractual Obligation" means, as to any Person, any provision of any Securities issued by such Person or of any indenture or credit agreement or any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound or to which it may be subject.

                  "Controlled Group" means the group consisting of (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as Company; (ii) a partnership or other trade or business (whether or not incorporated) which is under common control (within the meaning of Section 414(c) of the Code) with Company; (iii) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as Company, any corporation described in clause
(i) above or any partnership or trade or business described in clause (ii) above; or (iv) any other Person which is required to be aggregated with Company or any of its Subsidiaries pursuant to regulations promulgated under Section 414(o) of the Code.

                  "Controlled Subsidiary" of any Person means a Subsidiary of such Person (i) ninety percent (90%) or more of the Capital Stock of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more wholly-owned Subsidiaries of such Person and (ii) of which such Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting securities, by agreement or otherwise.

                  "Credit Event" means the making of any Loan or the issuance of any Letter of Credit.

                  "Credit Exposure" has the meaning assigned to that term in
Section 12.8(b).

                  "Credit Party" means Company, European Holdco, Canadian Borrower, Subsidiary Borrowers and any guarantor which may hereafter enter into a guarantee agreement or a pledge agreement with respect to all or any portion of the Obligations.

                  "Customary Permitted Liens" means for any Person

                           (i) Liens for taxes, assessments or governmental
charges not yet due and payable or which are being contested in good faith by appropriate proceedings diligently pursued, provided that, adequate provision for the payment of all such taxes, assessments or governmental charges known to such Person has been made on the books of such Person to the extent required by GAAP or, in the case of a Foreign Subsidiary, generally accepted accounting principles in effect from time to time in its jurisdiction of organization;

                           (ii) mechanics', suppliers', processor's,
materialmen's, carriers', warehousemen's, workmen's, landlord's and similar Liens arising by operation of law and arising or created in the ordinary course of business and securing obligations of such Person that are not overdue for a period of more than 30 days or are being contested in good faith by appropriate proceedings diligently pursued, provided that, adequate provision for the payment of such Liens known to such Person has been made on the books of such Person to the extent required by GAAP or, in the case of a Foreign Subsidiary, generally accepted accounting principles in effect from time to time in its jurisdiction of organization;

                           (iii) Liens arising in connection with worker's
compensation, unemployment insurance, old age pensions and social security benefits or other similar benefits which are not overdue or are being contested in good faith by appropriate proceedings diligently pursued, provided that, adequate provision for the payment of such Liens known to such Person has been made on the books of such Person to the extent required by GAAP or, in the case of a Foreign Subsidiary, generally accepted accounting principles in effect from time to time in its jurisdiction of organization;

                           (iv) (A) Liens incurred or deposits made in the
ordinary course of business to secure the performance of bids, tenders, statutory obligations, fee and expense arrangements with trustees and fiscal agents (exclusive of obligations incurred in connection with the borrowing of money or the payment of the deferred purchase price of property) and customary deposits granted in the ordinary course of business under Operating Leases and
(B) Liens securing surety, indemnity, performance, appeal, customs and release bonds, provided that, adequate provision for the payment of all such obligations has been made on the books of such Person to the extent required by GAAP or, in the case of a Foreign Subsidiary, generally accepted accounting principles in effect from time to time in its jurisdiction of organization;

                           (v) Permitted Real Property Encumbrances;

                           (vi) attachment, judgment, writs or warrants of
attachment or other similar Liens arising in connection with court or arbitration proceedings which do not constitute an Event of Default under
Section 10.1(i);

                           (vii) licenses of patents, trademarks, or other
intellectual property rights granted in the ordinary course of business;

                           (viii) Liens in respect of an agreement to dispose of
any asset, to the extent such disposal is permitted by Section 8.4;

                           (ix) Liens arising due to any cash pooling, netting
or composite accounting arrangements between any one or more of the Borrowers and any of their Subsidiaries or between any one or more of such entities and one or more banks or other financial institutions where any such entity maintains deposits.

                           (x) leases or subleases granted to others not
interfering in any material respect with the business of Company or any of its Subsidiaries and any interest or title of a lessor, licensor or subleasor under any lease or license permitted by this Agreement or the Security Documents; and

                           (xi) customary rights of set off, revocation, refund
or chargeback or similar rights under deposit disbursement, concentration account agreements or under the UCC (or comparable foreign law) or arising by operation of law of banks or other financial institutions where any Borrower maintains deposit, disbursement or concentration accounts in the ordinary course of business permitted by this Agreement.

                  "DB" means Deutsche Bank AG, New York Branch, and its successors.

                  "DBSI" means Deutsche Bank Securities Inc.

                  "Default Rate" means a variable rate per annum which shall be two percent (2%) per annum plus either (i) the then applicable interest rate hereunder in respect of the amount on which the Default Rate is being assessed or (ii) if there is no such applicable interest rate, the Base Rate plus the Applicable Base Rate Margin, and with respect to the obligations denominated in Canadian Dollars, the Canadian Prime Rate plus the Applicable Canadian Prime Rate Margin, but in no event in excess of that permitted by applicable law.

                  "Defaulting Lender" means any Lender with respect to which a Lender Default is in effect.

                  "Deposit Account" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

                  "Designated Obligations" means all Obligations of the Credit Parties in respect of accrued and unpaid (a) principal of and interest on the Loans (including B/A's, B/A Equivalent Loans and Acceptance Fees with respect thereto), (b) LC Commissions and (c) Commitment Fees, whether or not the same shall at the time of any determination be due and payable under the terms of the Loan Documents.

                  "Discount Proceeds" means in respect of any Bankers' Acceptance (or, as applicable, any B/A Equivalent Loan) required to be accepted and purchased by a Canadian Revolving Lender an amount (rounded to the nearest whole cent with one-half one cent being rounded-up) determined as of the applicable date of the Canadian Revolving Loan or rollover date for such Canadian Revolving Loan which is equal to:

                  Face Amount x Price

where "Face Amount" is the face amount of such Bankers' Acceptance (or, as applicable, the B/A Equivalent Loan) and "Price" is equal to:

                                1
                       -----------------
                       1 + (Rate x Term)
                                   -----
                                    365

where the "Rate" is the Discount Rate expressed as a decimal on the date of the Canadian Revolving Loan or rollover date for such Canadian Revolving Loan, as the case may be; the "Term" is the Contract Period of such Bankers' Acceptance expressed as a number of days; and the Price as so determined is rounded up or down to the fifth decimal place with .000005 being rounded-up.

                  "Discount Rate" means:

                  (a) with respect to an issue of Bankers' Acceptances accepted and purchased by a Canadian Revolving Lender that is a Schedule I Bank, the CDOR Rate; and

                  (b) with respect to an issue of Bankers' Acceptances accepted and purchased by a Canadian Revolving Lender that is not a Schedule I Bank, including without limitation, a Schedule II Bank and a Schedule III Bank, the CDOR Rate plus ten (10) basis points (0.10%).

                  "Dividend" has the meaning assigned to that term on Section
8.5.

                  "Documents" means the Loan Documents and the Transaction Documents.

                  "Dollar" and "$" means lawful money of the United States of America.

                  "Dollar Equivalent" means, at any time, (a) as to any amount denominated in Dollars, the amount thereof at such time, (b) as to any amount denominated in an Alternative Currency, the equivalent amount in Dollars as determined by Administrative Agent at such time on the basis of the Exchange Rate for the purchase of Dollars with such Alternative Currency on the most recent Computation Date provided for in Section 2.8(a), and (c) as to any amount denominated in Canadian Dollars, the equivalent in Dollars of such amount determined by Administrative Agent using the Exchange Rate then in effect.

                  "Domestic Receivables Parent Undertaking Agreement" means that certain Parent Undertaking Agreement, dated as of December 29, 1997, by Ball Corporation in favor of Old Line Funding Corp. and Royal Bank of Canada, as such agreement may be amended, restated or otherwise modified from time to time in accordance with the terms hereof, or any replacement or substitution therefor.

                  "Domestic Receivables Purchase Agreement" means that certain Domestic Receivables Purchase Agreement dated as of December 29, 1997, among Ball Capital Corp., as seller, Company, as servicer, Old Line Funding Corp., a Delaware corporation, as buyer, and Royal Bank of Canada, as agent, as such agreement may be amended, restated or otherwise modified from time to time in accordance with the terms hereof, or any replacement or substitution therefor.

                  "Domestic Receivables Purchase Documents" means the Domestic Receivables Sale Agreement, the Domestic Receivables Parent Undertaking Agreement and the Domestic Receivables Purchase Agreement.

                  "Domestic Receivables Sale Agreement" means that certain Originator Purchase Agreement dated as of December 29, 1997, between Ball Metal Food Container Corp., Ball Plastic Container Corp., and BMBCC and Ball Capital Corp., pursuant to which Ball Metal Food Container Corp., Ball Plastic Container Corp. and BMBCC shall sell to Ball Capital Corp. all of its "Receivables" and "Related Security" (as such terms are defined therein), as such agreement may be amended, restated or otherwise modified from time to time in accordance with the terms hereof, or any replacement or substitution therefor.

                  "Domestic Subsidiary" means any Subsidiary other than a Foreign Subsidiary.

                  "Drawing" has the meaning set forth in Section 2.10(d)(ii).

                  "Effective Amount" means (a) with respect to any Loans on any date, the aggregate outstanding principal Dollar Equivalent amount thereof after giving effect to any Borrowings and prepayments or repayments of Loans occurring on such date; and (b) with respect to any outstanding LC Obligations on any date, the Dollar Equivalent amount of such LC Obligations on such date after giving effect to any issuances of Letters of Credit occurring on such date and any other changes in the aggregate amount of the LC Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

                  "Effective Date" has the meaning assigned to that term in
Section 12.20.

                  "Eligible Assignee" means a commercial bank, financial institution, financial company, Fund or insurance company in each case, together with its Affiliates or Related Funds, which extends credit or buys loans in the ordinary course of its business or any other Person approved by Administrative Agent and Borrower, such approval not to be unreasonably withheld; provided, that, prior to any CAM Exchange, no Person shall qualify as an Eligible Assignee with respect to Credit Exposure under the Canadian Revolving Loans or Canadian Revolving Commitments unless such Person is either not resident in Canada for the purpose of the ITA or is not deemed to be resident in Canada for the purpose of Part XIII of the ITA.

                  "EMU Legislation" means the legislative measures of the European Union for the introduction of, changeover to, or operation of, the Euro in one or more member states.

                  "Environmental Claim" means any notice of violation, claim, suit, demand, abatement order, or other lawful order by any Governmental Authority or any Person for any damage, personal injury (including sickness, disease or death), property damage, contribution, cost recovery, or any other common law claims, indemnity, indirect or consequential damages, damage to the environment, nuisance, cost recovery, or any other common law claims, pollution, contamination or other adverse effects on the environment, human health, or natural resources, or for fines, penalties, restrictions or injunctive relief, resulting from or based upon (a) the occurrence or existence of a Release or substantial threat of a material Release (whether sudden or non-sudden or accidental or non-accidental) of, or exposure to, any Contaminant in, into or onto the environment at, in, by, from or related to the Premises or (b) the violation, or alleged violation, of any Environmental Laws relating to environmental matters connected with any Borrower's operations or any Premises.

                  "Environmental Laws" means any and all applicable foreign, federal, state or local laws, statutes, ordinances, codes, rules, regulations, orders, decrees, judgments, directives, or Environmental Permits relating to the protection of health, safety or the environment, including, but not limited to, the following statutes as now written and hereafter amended: the Water Pollution Control Act, as codified in 33 U.S.C. ss. 1251 et seq., the Clean Air Act, as codified in 42 U.S.C. ss. 7401 et seq., the Toxic Substances Control Act, as codified in 15 U.S.C. ss. 2601 et seq., the Solid Waste Disposal Act, as codified in 42 U.S.C. ss. 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act, as codified in 42 U.S.C. ss. 9601 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, as codified in 42 U.S.C. ss. 11001 et seq., and the Safe Drinking Water Act, as codified in 42 U.S.C. ss. 300f et seq., the Canadian Environmental Protection Act (Canada), the Fisheries Act (Canada) and the Waste Management Act (British Columbia) and any related regulations, as well as all provincial, state, local or other equivalents.

                  "Environmental Lien" means a Lien in favor of any Governmental Authority for (i) any liability under Environmental Laws, or licenses, authorizations, or directions of any Government Authority or court, or (ii) damages relating to, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

                  "Environmental Permits" means any and all permits, licenses, certificates, authorizations or approvals of any Governmental Authority required by Environmental Laws and necessary or reasonably required for the current and anticipated future operation of the business of Company or any Subsidiary of Company.

                  "Environmental Study" means those certain environmental assessments, and documents upon which such assessments are based, prepared by an environmental consulting firm acceptable to Administrative Agent with regard to the existing and potential liability of any Credit Party with respect to any environmental matters, including a review of compliance with Environmental Laws.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

                  "ERISA Affiliate" means, with respect to any Person, any trade or business (whether or not incorporated) which, together with such Person, is under common control as described in Section 414(c) of the Code or is a member of a "controlled group", as defined in Section 414(b) of the Code which includes such Person. Unless otherwise qualified, all references to an "ERISA Affiliate" in this Agreement shall refer to an ERISA Affiliate of Company or any Subsidiary.

                  "Euro" means the lawful currency adopted by or which is adopted by participating member states of the European Community relating to Economic and Monetary Union.

                  "Eurocurrency Loan" means any Loan bearing interest at a rate determined by reference to the Eurocurrency Rate.

                  "Eurocurrency Rate" shall mean the aggregate of (1) and (2) below:

1.

         (a) in the case of Dollar denominated loans, (i) the rate per annum equal to the rate determined by Administrative Agent to be the offered rate that appears on the Telerate Screen that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such interest period) with a term equivalent to such interest period, determined as of approximately 11:00 a.m. (London time) on the applicable Interest Rate Determination Date and, in the event such rate is not available, (ii) the arithmetic average (rounded up to the nearest 1/100th of 1%) of the offered quotation in the interbank eurodollar market by the Reference Lenders to first class banks for Dollar deposits of amounts in immediately available funds with a term equivalent comparable to the interest period for which a Eurocurrency Rate is determined, as of 11:00 a.m. (London time) on the applicable Interest Rate Determination Date; or

         (b) in the case of Euro denominated loans, (i) the rate per annum equal to the rate determined by Administrative Agent to be the offered rate that appears on the appropriate page of the Telerate Screen that displays EURIBOR (for delivery on the first day of such interest period) with a term equivalent to such interest period, determined as of approximately 11:00 a.m. (London time) on the applicable Interest Rate Determination Date and, in the event such rate is not available, (ii) the arithmetic average (rounded up to the nearest 1/100 th of 1%) of the offered quotation in the European interbank market by the Reference Lenders for Euro deposits of amounts in immediately available funds with a term equivalent comparable to the interest period for which a Eurocurrency Rate is determined, as of 11:00 a.m. (London time) on the applicable Interest Rate Determination Date; or

         (c) in the case of Sterling denominated loans, (i) the rate per annum equal to the rate determined by Administrative Agent to be the offered rate that appears on the appropriate page of the Telerate Screen that displays LIBOR (for delivery on the first day of such interest period) with a term equivalent to such interest period, determined as of approximately 11:00 a.m. (London time) on the applicable Interest Rate Determination Date and, in the event such rate is not available, (ii) the arithmetic average (rounded up to the nearest 1/100 th of 1%) of the offered quotation in the London interbank market by the Reference Lenders for Sterling deposits of amounts in immediately available funds with a term equivalent comparable to the interest period for which a Eurocurrency Rate is determined, as of 11:00 a.m. (London time) on the applicable Interest Rate Determination Date; and

2.       the then current Eurocurrency Reserve Requirements.

                  "Eurocurrency Reserve Requirements" means, for any day as applied to a Eurocurrency Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve liquid asset or similar requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto), including without limitation, under regulations issued from time to time by (a) the Board, (b) any Governmental Authority of the jurisdiction of the relevant currency or (c) any Governmental Authority of any jurisdiction in which advances in such currency are made to which banks in any jurisdiction are subject for any category of deposits or liabilities customarily used to fund loans in such currency or by reference to which interest rates applicable to loans in such currency are determined, including the cost to the Lenders of complying with mandatory liquid asset and special deposit requirements, if any, of the Bank of England and/or the Financial Services Authority or the European Central Bank or any successor body exercising their functions in this respect.

                  "European Loan Guaranty" is defined on Schedule 5.1(c)

                  "European Permitted Receivables Transfer" means (i) a sale or other transfer (including by way of subrogation under Article 1250-1 of the French Civil Code) by Schmalbach and/or Continental Can Company Limited to Interprise of "Receivables" and "Related Security" under and as such terms are defined in the European Receivables Purchase Agreements, in accordance with the terms of the European Receivables Purchase Agreements and (ii) a transfer by way of subrogation under Article 1250-1 of the French Civil Code by Continental Can France S.A.S. to Continental Can Company, Ltd. of "Receivables" and "Related Security" under and as such terms are defined in the French Receivables Subrogation Agreement to Continental Can Company Limited in accordance with the terms of the French Receivables Subrogation Agreement.

                  "European Pledge Agreement" is defined on Schedule 5.1(c).

                  "European Receivables Purchase Agreements" means the French Onward Subrogation Agreement, the German Receivables Purchase Agreement and the UK Receivables Purchase Agreement.

                  "European Receivables Purchase Documents" means the French Receivables Subrogation Agreement, the European Receivables Purchase Agreements and the Schmalbach Guarantee Agreement.

                  "European Swing Line Lender" means Deutsche Bank, AG, London Branch or Affiliate of DB in such capacity.

                  "European Swing Line Loans" has the meaning assigned to that term in Section 2.1(c)(i)(2).

                  "European Swing Line Note" has the meaning assigned to that term in Section 2.2(a).

                  "Event of Default" has the meaning assigned to that term in
Section 10.1.

                  "Excess Cash Flow" means, for any period, an amount equal to the Company's and its Subsidiaries' consolidated:

                           (i)      Consolidated EBITDA for such period,

                  minus    (ii)     foreign, federal, state and local taxes in
                                    each case based on income paid in cash for such period,

                  minus    (iii)    Consolidated Capital Expenditures paid in
                                    cash during such period to the extent not financed by Indebtedness (including
                                    Capitalized Lease Obligations but
                                    excluding Loans hereunder or under
                                    overdraft lines permitted by this
                                    Agreement),

                  minus    (iv)     Dividends paid in cash by Company during
                                    such period to the extent  permitted
                                    pursuant to Section 8.5,

                  minus    (v)      Consolidated Cash Interest Expense during
                                    such period,

                  minus    (vi)     scheduled amortization of the principal
                                    portion of the Term Loans and of the
                                    principal portion of all other Indebtedness of the Company and its Subsidiaries paid in cash during such period (other than repayment of Indebtedness with proceeds of issuance of other Indebtedness or equity or equity contributions or with Net Sale
                                    Proceeds or Recovery Events),

                  minus    (vii)    non cash charges added back to Consolidated
                                    EBITDA in a previous period pursuant to
                                    clauses (ix) or (x) of the definition
                                    thereof to the extent any such charge has become a cash item in the current period,

                  minus    (viii)   for the fiscal years ending on December 31,
                                    2003, December 31, 2004 and December 31,
                                    2005, the cash portion of any cash
                                    rationalization cost with respect to the Schmalbach Acquisition as evidenced by the reduction of the relevant balance sheet liability of the Company in accordance with GAAP ("Rationalization Costs"), in an amount not to exceed $25,000,000 in the aggregate for the period commencing on the date hereof through and including December 31, 2005 only to the extent such Rationalization Costs are not reflected on the Company's consolidated income statement as prepared in accordance with GAAP,

                  minus    (ix)     voluntary prepayments of the principal
                                    portion of the Term Loans, in each case
                                    calculated in accordance with GAAP,

                  plus     (x)      the decrease, if any, in Adjusted Working
                                    Capital from the first day to the last day of such period,

                  minus   (xi)      the increase, if any, in Adjusted Working
                                    Capital from the first day to the last day of such period.

                  "Excess Cash Flow Period" means, with respect to the repayment required on each Excess Cash Payment Date, the immediately preceding Fiscal Year of Company.

                  "Excess Cash Payment Date" means the date occurring 100 days after the last day of a Fiscal Year of Company (beginning with its Fiscal Year ending on December 31, 2003).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended and as codified in 15 U.S.C. 78a et seq., and as hereafter amended.

                  "Exchange Rate" shall mean, on any day, (a) with respect to conversions between any Alternative Currency (other than Canadian Dollars) and Dollars, the Spot Rate and (b) with respect to conversions between Canadian Dollars and Dollars, the spot rate set forth on the Reuters World Currency Page for Canadian Dollars (or, if not so quoted, the spot rate of exchange quoted for wholesale transactions made by Canadian Administrative Agent in Toronto, Ontario) at 12:00 noon (Toronto time), on such day, provided that, if at the time of any such determination, for any reason, no such spot rate is being quoted, Administrative Agent or Canadian Administrative Agent, as applicable, may use any reasonable method it deems applicable to determine such rate, and such determination shall be conclusive absent manifest error. For purposes of determining the Exchange Rate in connection with an Alternative Currency Borrowing such Exchange Rate shall be determined as of the Exchange Rate Determination Date for such Borrowing. Administrative Agent shall provide Borrowers with the then current Exchange Rate from time to time upon any Borrower's request therefor.

                  "Exchange Rate Determination Date" means for purposes of the determination of the Exchange Rate of any stated amount on any Business Day in relation to any Alternative Currency Borrowing, the date which is three Business Days prior to such Borrowing.

                  "Excluded Taxes" means in the case of a Lender or Agent, taxes imposed on or measured by the overall net income, receipts, net profits or capital of such Lender or Agent or a branch of such Lender or Agent (including, branch profits taxes), and franchise taxes imposed on such Lender or Agent by
(i) the jurisdiction in which such Lender or Agent is incorporated or organized or (ii) the jurisdiction (or political subdivision or taxing authority thereof) in which such Lender's or Agent's lending office in respect of which payments under this Agreement are made is located or is otherwise carrying on business.

                  "Existing Credit Agreements" means (i) that certain Long-Term Credit Agreement dated as of August 10, 1998, as heretofore amended, supplemented or otherwise modified, among Company, the financial institutions party thereto, The First National Bank of Chicago, as administrative agent for such financial institutions, Bank of America National Trust and Savings Association, as syndication agent, and Lehman Commercial Paper Inc., as documentation agent, (ii) that certain Short-Term Credit Agreement dated as of August 10, 1998, as heretofore amended, supplemented or otherwise modified, among Company, the financial institutions party thereto, The First National Bank of Chicago, as administrative agent for such financial institutions, Bank of America National Trust and Savings Association, as syndication agent, and Lehman Commercial Paper Inc., as documentation agent and (iii) that certain Revolving Credit Agreement dated as of August 10, 1998, as heretofore amended, supplemented or otherwise modified, among Ball Packaging Products Canada, Inc., Company, as guarantor, the financial institutions party thereto, Bank One Canada, as agent and Banc One Capital Markets, Inc., as arranger.

                  "Facility" means any of the credit facilities established under this Agreement.

                  "Facing Agent" means each of DB and any other Lender agreed to by such Lender, Company and Administrative Agent.

                  "Federal Funds Rate" means on any one day, the rate per annum equal to the weighted average (rounded upwards, if necessary, to the nearest 1/100th of 1%) of the rate on overnight federal funds transactions with members of the Federal Reserve System only arranged by federal funds brokers, as published as of such day by the Federal Reserve Bank of New York, or, if such rate is not so published, the average of the quotations for such day on such transactions received by DB from three federal funds brokers of recognized standing selected by DB.

                  "Fiscal Quarter" has the meaning assigned to that term in
Section 7.13.

                  "Fiscal Year" has the meaning assigned to that term in Section 7.13.

                  "Fixed Charge Coverage Ratio" means, for any period, the ratio of (i) Consolidated EBITDA minus Consolidated Capital Expenditures to (ii) Consolidated Fixed Charges for such period.

                   "Foreign Pension Plan" means any plan, fund (including, without limitation, any super-annuation fund) or other similar program established or maintained outside of the United States of America by Company or one or more of its Subsidiaries primarily for the benefit of employees of Company or such Subsidiaries residing outside the United States of America, which plan, fund, or similar program provides or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which is not subject to ERISA or the Code.

                  "Foreign Subsidiary" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any state thereof or the District of Columbia.

                  "Former Premises" means, at any time, all real property formerly owned, leased or operated by Company or any of its Subsidiaries.

                  "French Onward Subrogation Agreement" means that certain French Onward Subrogation Agreement, dated as of June 27, 2002, by and among Schmalbach as parent and master servicer, Continental Can Company Limited as onward seller, Interprise, and Bank One, NA as administrative agent, as such agreement may be amended, restated or otherwise modified from time to time in accordance with the terms hereof, or any replacement or substitution therefor.

                  "French Receivables Subrogation Agreement" means that certain French Receivables Subrogation Agreement, dated as of June 27, 2002, by and among Schmalbach as offer agent and parent, Continental Can France S.A.S. as seller and servicer, Continental Can Company Limited as purchaser, and Bank One, NA as administrative agent, as such agreement may be amended, restated or otherwise modified from time to time in accordance with the terms hereof, or any replacement or substitution therefor.

                  "Fund" means a Person that is a fund that invests in senior loans.

                  "GAAP" means generally accepted accounting principles in the U.S. as in effect from time to time.

                  "German Receivables Purchase Agreement" means that certain German Receivables Purchase Agreement, dated as of June 27, 2002, by and among Schmalbach as seller and servicer, Interprise as purchaser, and Bank One, NA as agent, as such agreement may be amended, restated or otherwise modified from time to time in accordance with the terms hereof, or any replacement or substitution therefor.

                  "Government Acts" has the meaning assigned to that term in
Section 2.10(h).

                  "Governmental Authority" means any nation or government, any intergovernmental or supranational body, any state or other political subdivision thereof and any entity lawfully exercising executive, legislative, judicial, regulatory or administrative functions of government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

                  "Guarantee Obligations" means, as to any Person, without duplication, any direct or indirect contractual obligation of such Person guaranteeing or intended to guarantee any Indebtedness or Operating Lease, dividend or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent:
(i) to purchase any such primary obligation or any property constituting direct or indirect security therefor; (ii) to advance or supply funds (a) for the purchase or payment of any such primary obligation, or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or (iv) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligations shall not include any endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation at any time shall be deemed to be an amount equal to the lesser at such time of (a) the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made or (b) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation; or, if not stated or determinable, the maximum reasonably anticipated liability (assuming full performance) in respect thereof.

                  "Guaranteed Creditors" means and includes Administrative Agent, the Lenders and each Lender or an Affiliate of a Lender (even if such Lender ceases to be a Lender under this Agreement for any reason) which becomes a party to one or more Interest Rate Agreements or Other Hedging Agreements entered into by a Borrower (other than Company) or its Subsidiaries.

                  "Guaranteed Obligations" means (i) the principal and interest (whether such interest is allowed as a claim in a bankruptcy proceeding with respect to European Holdco, each Subsidiary Borrower and Canadian Borrower or otherwise) on each Note issued by European Holdco, each Subsidiary Borrower and Canadian Borrower to each Lender, and all Loans made under this Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit (other than with respect to Company obligations), together with all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of European Holdco, each Subsidiary Borrower and Canadian Borrower to such Lender now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Loan Documents and the due performance and compliance with all terms, conditions and agreements contained in the Loan Documents by European Holdco, Subsidiary Borrowers and Canadian Borrower, and
(ii) all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) of European Holdco, any Subsidiary Borrower or Canadian Borrower owing under any Interest Rate Agreement or Other Hedging Agreement entered into by European Holdco, any Subsidiary Borrower or Canadian Borrower or any of their Subsidiaries with any Lender or any Affiliate thereof (even if such Lender subsequently ceases to be a Lender under this Agreement for any reason) so long as such Lender or Affiliate participates in such Interest Rate Agreement or Other Hedging Agreement, and their subsequent assigns, if any, whether or not existing or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

                  "Guarantors" means, collectively, Company and each Person party to any European Loan Guaranty, Canadian Loan Guaranty and/or United States Loan Guaranty.

                  "Guaranty" means each European Loan Guaranty, Canadian Loan Guaranty and United States Loan Guaranty.

                  "Hazardous Materials" means (a) any petrochemical or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous wastes," "restrictive hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar meaning and regulatory effect; or (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority.

                  "Indebtedness" means, as applied to any Person (without duplication):

                  (i) all indebtedness of such Person for borrowed money;

                  (ii) the deferred and unpaid balance of the purchase price of assets or services (other than trade payables and other accrued liabilities incurred in the ordinary course of business that are not overdue by more than 90 days from the required payment date therefor unless being contested in good faith) which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or a similar written instrument;

                  (iii) all Capitalized Lease Obligations;

                  (iv) all indebtedness secured by any Lien on any property owned by such Person, whether or not such indebtedness has been assumed by such Person or is nonrecourse to such Person;

                  (v) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money (other than such notes or drafts for the deferred purchase price of assets or services which does not constitute Indebtedness pursuant to clause (ii) above);

                  (vi) indebtedness or obligations of such Person, in each case, evidenced by bonds, notes or similar written instruments;

                  (vii) the face amount of all letters of credit and bankers' acceptances issued for the account of such Person, and without duplication, all drafts drawn thereunder other than, in each case, commercial or standby letters of credit or the functional equivalent thereof issued in connection with performance, bid or advance payment obligations incurred in the ordinary course of business, including, without limitation, performance requirements under workers compensation or similar laws;

                  (viii) all obligations of such Person under Interest Rate Agreements or Other Hedging Agreements;

                  (ix) Guarantee Obligations of such Person; and

                  (x) Attributable Debt of such Person;

provided, Indebtedness shall exclude COLI Policy Advances except to the extent such COLI Policy Advances constitute Indebtedness of Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

                  "Indebtedness to Remain Outstanding" shall have the meaning assigned to that term in Section 6.5(d).

                  "Indemnified Person" has the meaning assigned to that term in
Section 12.4(b).

                  "Initial Borrowing" means the first Borrowing by certain Borrowers under this Agreement.

                  "Initial Borrowing Date" means the date of the Initial Borrowing.

                  "Initial Loan" means the first Loan made by the Lenders under this Agreement.

                  "Intellectual Property" has the meaning assigned to that term in Section 6.21.

                  "Intercompany Indebtedness" means Indebtedness of Company or any of its Subsidiaries which is owing to Company or any of its Subsidiaries.

                  "Interest Coverage Ratio" means, for any period, the ratio of Consolidated EBITDA to Consolidated Cash Interest Expense for such period.

                  "Interest Payment Date" means (a) as to any Base Rate Loan or Canadian Prime Rate Loan, each Quarterly Payment Date to occur while such Loan is outstanding, (b) as to any Eurocurrency Loan having an Interest Period of three months or less the last day of the Interest Period applicable thereto and
(c) as to any Eurocurrency Loan having an Interest Period longer than three months, each three (3) month anniversary of the first day of the Interest Period applicable thereto and the last day of the Interest Period applicable thereto; provided, however, that, in addition to the foregoing, each of (i) the date upon which both the Multicurrency Revolving Commitments have been terminated and the Multicurrency Revolving Loans have been paid in full, (ii) the date upon which both the Canadian Revolving Commitments have been terminated and the Canadian Revolving Loans have been paid in full and (iii) the applicable Term Maturity Date shall be deemed to be an "Interest Payment Date" with respect to any interest which is then accrued hereunder for such Loan.

                  "Interest Period" has the meaning assigned to that term in
Section 3.4.

                  "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate futures contract, interest rate option contract or other similar agreement or arrangement to which Company or any Subsidiary is a party.

                  "Interest Rate Determination Date" means the date for calculating the Eurocurrency Rate for an Interest Period, which date shall be
(i) in the case of any Eurocurrency Loan in Dollars, the second Business Day prior to first day of the related Interest Period for such Loan or (ii) in the case of any Eurocurrency Loan in an Alternative Currency, the date on which quotations would ordinarily be given by prime banks in the relevant interbank market for deposits in the Applicable Currency for value on the first day of the related Interest Period for such Eurocurrency Loan; provided, however, that if for any such Interest Period with respect to an Alternative Currency Loan, quotations would ordinarily be given on more than one date, the Interest Rate Determination Date shall be the last of those dates.

                  "Interprise" means International Preferred Securitization (Interprise) B.V., a company incorporated under the laws of the Netherlands.

                  "Inventory" means, inclusively, all inventory as defined in the UCC from time to time and all goods, merchandise and other personal property wherever located, now owned or hereafter acquired by Company or any of its Subsidiaries of every kind or description which are held for sale or lease or are furnished or to be furnished under a contract of service or are raw materials, work-in-process or materials used or consumed or to be used or consumed in Company's or any of its Subsidiaries' business.

                  "Investment" means, as applied to any Person, (i) any direct or indirect purchase or other acquisition by that Person of, or a beneficial interest in, Securities of any other Person, or a capital contribution by that Person to any other Person (ii) any direct or indirect loan or advance to any other Person (other than prepaid expenses or Receivable created or acquired in the ordinary course of business), including all Indebtedness to such Person arising from a sale of property by such person other than in the ordinary course of its business (iii) any Acquisition or (iv) any purchase by that Person of a futures contract or such person otherwise becoming liable for the purchase or sale of currency or other commodity at a future date in the nature of a futures contract. The amount of any Investment by any Person on any date of determination shall be the sum of the value of the gross assets transferred to or acquired by such Person (including the amount of any liability assumed in connection with such transfer or acquisition by such Person to the extent such liability would be reflected on a balance sheet prepared in accordance with
GAAP) plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment, minus the amount of all cash returns of principal or capital thereon, cash dividends thereon and other cash returns on investment thereon or liabilities expressly assumed by another Person (other than Company or another Subsidiary of Company) in connection with the sale of such Investment. Whenever the term "outstanding" is used in this Agreement with reference to an Investment, it shall take into account the matters referred to in the preceding sentence.

                  "IRS" means the United States Internal Revenue Service, or any successor or analogous organization.

                  "ITA" means the Income Tax Act (Canada), as from time to time amended, including the regulations proposed or promulgated thereunder, or any successor statute and the regulations proposed or promulgated thereunder.

                  "LC Commission" has the meaning assigned to that term in
Section 2.10(g)(ii).

                  "LC Obligations" means, at any time, an amount equal to the sum of (a) the aggregate Stated Amount of the then outstanding Letters of Credit and (b) the aggregate amount of Unpaid Drawings under Letters of Credit which have not then been reimbursed pursuant to Section 2.10(f). The LC Obligation of any Lender at any time shall mean its Multicurrency Revolver Pro Rata Share of the aggregate LC Obligations outstanding at such time.

                  "LC Participant" has the meaning assigned to that term in
Section 2.10(e).

                  "LC Supportable Indebtedness" means (i) obligations of Company or its Subsidiaries incurred in the ordinary course of business with respect to insurance obligations and workers' compensation, surety bonds and other similar statutory obligations and (ii) such other obligations of Company or any of its Subsidiaries as are reasonably acceptable to the respective Facing Agent and otherwise not restricted pursuant to the terms of this Agreement.

                  "Lender" and "Lenders" have the respective meanings assigned to those terms in the introduction to this Agreement and shall include any Person that becomes a "Lender" as contemplated by Section 12.8.

                  "Lender Default" means (i) the refusal (which has not been retracted) of a Lender to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under Section 2.10(f) or (ii) a Lender having notified in writing Borrowers and/or Administrative Agent that it does not intend to comply with its obligations under Section 2.10(e) or Section 2.10(f), as a result of any takeover of such Lender by any regulatory authority or agency.

                  "Letter of Credit Payment" means as applicable (a) all payments made by the respective Facing Agent pursuant to either a draft or demand for payment under a Letter of Credit or (b) all payments by Lenders having Multicurrency Revolving Commitments to such Facing Agent in respect thereof (whether or not in accordance with their Multicurrency Revolver Pro Rata Share).

                  "Letter of Credit Request" has the meaning assigned to that term in Section 2.10(c).

                  "Letters of Credit" is defined in Section 2.10(a).

                  "Leverage Ratio" means, for any period, the ratio of Consolidated Debt as of the last day of such period to Consolidated EBITDA for such period.

                  "Lien" means (i) any judgment lien or execution, attachment, levy, distraint or similar legal process and (ii) any mortgage, pledge, hypothecation, collateral assignment, security interest, encumbrance, lien (statutory or otherwise), charge or deposit arrangement (other than a deposit to a Deposit Account not intended as security) of any kind or other arrangement of similar effect (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any agreement to give any of the foregoing, or any sale of receivables with recourse against the seller or any Affiliate of the seller).

                  "Loan" means any Term Loan, Multicurrency Revolving Loan, Canadian Revolving Loan or Swing Line Loan and "Loans" means all such Loans collectively.

                  "Loan Documents" means, collectively, this Agreement, the Notes, each Letter of Credit, each Security Document, each United States Loan Guaranty, each European Loan Guaranty, each Canadian Loan Guaranty, each Interest Rate Agreement and Other Hedging Agreement to which any Lender or any Affiliate of a Lender is a party, and all other agreements, instruments and documents executed in connection therewith, in each case as the same may at any time be amended, supplemented, restated or otherwise modified and in effect.

                  "Majority Lenders" of any Facility means those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations of other Facilities under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

                  "Manufacturing Supply Agreement" means that certain Manufacturing Supply Agreement, dated as of January 1, 1994, by and between Canadian Borrower and Ball Metal Packaging Sales Corp., a Colorado corporation and successor by assignment to the Company, as amended, restated, supplemented and otherwise modified as of the date hereof.

                  "Material Adverse Effect" means a material adverse effect on
(a) the business, financial condition, operations or prospects of Company and its Subsidiaries taken as a whole, (b) the ability of Company or any Subsidiary to perform, in any material respect, its respective obligations under any Loan Document to which it is a party, or (c) the validity or enforceability of this Agreement or any of the Security Documents.

                  "Material Subsidiary" means any Subsidiary of Company, which either (i) the consolidated total assets of which were more than 3% of the Company's Consolidated Assets as of the end of the most recently completed Fiscal Year of Company for which audited financial statements are available or
(ii) the consolidated total revenues of which were more than 7% of Company's consolidated total revenues for such period; provided that, in the event the aggregate of the total assets of all Subsidiaries that do not constitute Material Subsidiaries exceeds 7% of Company's Consolidated Assets as of such date or the consolidated total revenues of such Subsidiaries exceeds 12% of Company's consolidated total revenues as of such date, Company (or Administrative Agent, in the event Company has failed to do so promptly (and in any event within thirty (30) Business Days) after request therefor by Administrative Agent) shall, to the extent necessary, designate, on a reasonable basis, sufficient Subsidiaries (other than members of the BAP Group or any Permitted Aerospace JV) to be deemed to be "Material Subsidiaries" to eliminate such excess, and such designated Subsidiaries shall thereafter constitute Material Subsidiaries. Assets of Foreign Subsidiaries shall be converted into Dollars at the rates used for purposes of preparing the consolidated balance sheet of Company included in such audited financial statements.

                  "Maximum Commitment" means, when used with reference to any Lender, the aggregate of such Lender's Term Commitments, Multicurrency Revolving Commitment and Canadian Revolving Commitment in the amounts not to exceed those set forth opposite the name of such Lender on Schedule 1.1(a) hereto, subject to reduction from time to time in accordance with the terms of this Agreement.

                  "Minimum Borrowing Amount" means (i) with respect to Base Rate Loans, $1,000,000, (ii) with respect to Eurocurrency Loans, $5,000,000 in the case of a Borrowing in Dollars, (pound)3,000,000 in the case of a Borrowing in Sterling and (euro)5,000,000 in the case of a Borrowing in Euros, (iii) with respect to U.S. Swing Line Loans, $1,000,000, (iv) with respect to European Swing Line Loans, (pound)500,000 in the case of a Borrowing in Sterling and
(euro)1,000,000 in the case of a Borrowing in Euro, (v) with respect to Canadian Prime Rate Loans, Cdn.$1,000,000, and (vi) with respect to B/A Loans Cdn.$5,000,000.

                  "Minimum Borrowing Multiple" means, (i) in the case of a Borrowing in Dollars, $1,000,000, (ii) in the case of a Borrowing in Euros,
(euro)1,000,000, (iii) in the case of a Borrowing in Sterling (pound)500,000 and
(iv) in the case of a Borrowing in Canadian Dollars, Cdn.$1,000,000.

                  "Moody's" means Moody's Investors Service, Inc. or any successor to the rating agency business thereof.

                  "Most Recent Leverage Ratio" means, at any date, the Leverage Ratio for the Test Period ending as of the most recently ended Fiscal Quarter for which financial statements have been delivered to the Lenders pursuant to
Section 7.1; provided, however, that if Company fails to deliver such financial statements as required by Section 7.1 and further fails to remedy such default within five days of notice thereof from Administrative Agent, then, without prejudice to any other rights of any Lender hereunder, the Most Recent Leverage Ratio shall be deemed to be greater than 3.0 to 1 as of the date such financial statements were required to be delivered under Section 7.1. Notwithstanding the foregoing or the provisions of the last sentence of Section 3.3, from the date hereof to the date six (6) months after the date of the Initial Borrowing hereunder, the Most Recent Leverage Ratio shall not be less than 3.0 to 1.

                  "Multicurrency Revolver Pro Rata Share" means, when used with reference to any Multicurrency Revolving Lender and any described aggregate or total amount, an amount equal to the result obtained by multiplying such described aggregate or total amount by a fraction the numerator of which shall be such Multicurrency Revolving Lender's Multicurrency Revolving Commitment or, if the Multicurrency Revolver Termination Date has occurred, the Effective Amount of such Multicurrency Revolving Lender's then outstanding Multicurrency Revolving Loans and the denominator of which shall be the Multicurrency Revolving Commitments or, if the Multicurrency Revolver Termination Date has occurred, the Effective Amount of all then outstanding Multicurrency Revolving Loans.

                  "Multicurrency Revolver Sublimit" means, when used in reference to Company, the Total Multicurrency Revolving Commitment and when used in reference to European Holdco or a Subsidiary Borrower, the maximum aggregate Effective Amount of outstanding Multicurrency Revolving Loans, LC Obligations and Swing Line Loans permitted to be borrowed by European Holdco or such Subsidiary Borrower, which amount is set forth on Schedule 1.1(b) attached hereto.

                  "Multicurrency Revolver Termination Date" means the earliest to occur of (i) December 19, 2007 or (ii) such earlier date as the Multicurrency Revolving Commitments shall have been terminated or otherwise reduced to $0 pursuant to this Agreement.

                  "Multicurrency Revolving Commitment" means, with respect to any Multicurrency Revolving Lender, the obligation of such Multicurrency Revolving Lender to make Multicurrency Revolving Loans, as such commitment may be adjusted from time to time pursuant to this Agreement, which commitment as of the date hereof is the amount set forth opposite such Lender's name on Schedule 1.1(a) hereto under the caption "Amount of Multicurrency Revolving Commitment" as the same may be adjusted from time to time pursuant to the terms hereof and "Multicurrency Revolving Commitments" means such commitments collectively, which commitments equal $415,000,000 in the aggregate as of the date hereof.

                  "Multicurrency Revolving Facility" means the credit facility under this Agreement evidenced by the Multicurrency Revolving Commitments and the Multicurrency Revolving Loans.

                  "Multicurrency Revolving Lender" means any Lender which has a Multicurrency Revolving Commitment or is owed a Multicurrency Revolving Loan (or a portion thereof).

                  "Multicurrency Revolving Loan" and "Multicurrency Revolving Loans" have the meanings given in Section 2.1(b).

                  "Multicurrency Revolving Note" has the meaning assigned to that term in Section 2.2(a).

                  "Multiemployer Plan" means a Plan that is a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which Company or any Subsidiary of Company or any ERISA Affiliate contributes or has an obligation to contribute.

                  "Net Offering Proceeds" means the proceeds received from (a) the issuance of any Capital Stock (or capital contribution with respect to Capital Stock) or (b) the incurrence of any Indebtedness, in each case net of the liabilities for reasonably anticipated cash taxes in connection with such issuance or incurrence, if any, any underwriting, brokerage and other customary selling commissions incurred in connection with such issuance or incurrence, and reasonable legal, advisory and other fees and expenses, including, without limitation, title and recording tax expenses, if any, incurred in connection with such issuance or incurrence.

                  "Net Sale Proceeds" means, with respect to any Asset Disposition (including any Aerospace Asset Disposition) the aggregate cash payments received by Company or any Subsidiary from such Asset Disposition (including, without limitation, cash received by way of deferred payment pursuant to a note receivable, conversion of non-cash consideration, cash payments in respect of purchase price adjustments or otherwise, but only as and when such cash is received) minus the direct costs and expenses incurred in connection therewith (including in the case of any Asset Disposition, the payment of the outstanding principal amount of, premium, if any, and interest on any Indebtedness (other than hereunder) required to be repaid as a result of such Asset Disposition); and any provision for taxes in respect thereof made in accordance with GAAP, provided that, such expenses shall only include taxes to the extent that taxes are payable in cash in the current year or the following year as a result of such Asset Disposition. Any proceeds received in a currency other than Dollars shall, for purposes of the calculation of the amount of Net Sale Proceeds, be in an amount equal to the Dollar Equivalent thereof as of the date of receipt thereof by Company or any Subsidiary of Company.

                  "Non-Defaulting Lender" means each Lender which is not a Defaulting Lender.

                  "Note" means any of the Canadian Revolving Notes, the Multicurrency Revolving Notes, the Swing Line Note or the Term Notes and "Notes" means all of such Notes collectively.

                  "Notice Address" shall mean the office of Administrative Agent located at 90 Hudson Street, 5th Floor, Jersey City, New Jersey 07302, or such other office as Administrative Agent may hereafter designate in writing as such to the other parties hereto, provided that in the case of all borrowings under any Term Facility funded in an Alternative Currency and all borrowings in Alternative Currencies under the Multicurrency Revolving Facility and all notices relating thereto, the "Notice Office" shall mean the office specified above, with a copy of the respective notice to be delivered at the same time as otherwise required pursuant to the terms of this Agreement to the office of Administrative Agent located at Deutsche Bank AG London Branch, 1 Appold Street, Broadgate, London EC2A HE, Attention: Loans Agency Department.

                  "Notice of Borrowing" has the meaning assigned to that term in
Section 2.5.

                  "Notice of Canadian Borrowing" has the meaning assigned to that term in Section 2A.5.

                  "Notice of Canadian Conversion or Continuation" has the meaning assigned to that term in Section 2A.6.

                  "Notice of Conversion or Continuation" has the meaning assigned to that term in Section 2.6.

                  "Notice Office" means the office of Administrative Agent located at 90 Hudson Street, 5th Floor, Jersey City, New Jersey 07302, Attn:
Commercial Loan Division, or such other office as Administrative Agent may designate to Borrowers and the Lenders from time to time and with respect to Canadian Administrative Agent, 222 Bay Street, Suite 1100, P.O. Box 64, Toronto, Canada M5K1E7, or such other office as Canadian Administrative Agent may designate to Borrowers and the Lenders from time to time.

                  "Obligations" means all liabilities and obligations of Company and its Subsidiaries now or hereafter arising under this Agreement and all of the other Loan Documents, whether for principal, interest, fees, expenses, indemnities or otherwise, and whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance).

                  "Operating Lease" of any Person, means any lease (including, without limitation, leases which may be terminated by the lessee at any time) of any property (whether real, personal or mixed) by such Person, as lessee, which is not a Capitalized Lease.

                  "Organizational Documents" means, with respect to any Person, such Person's articles or certificate of incorporation, certificate of amalgamation, memorandum or articles of association, bylaws, partnership agreement, limited liability company agreement, joint venture agreement or other similar governing documents and any document setting forth the designation, amount and/or relative rights, limitations and preferences of any class or series of such Person's Capital Stock.

                  "Other Hedging Agreement" means any foreign exchange contract, currency swap agreement, futures contract, commodity agreements, option contract, synthetic cap or other similar agreement.

                  "Outstanding Letters of Credit" has the meaning assigned to that term in Section 2.10(j).

                  "Overnight Euro Rate" on any date shall mean the offered quotation to first-class banks in the London interbank market by European Swing Line Lender for Euro overnight deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Euro Swing Line Loan of European Swing Line Lender as of 11:00 a.m. (London time) on such date, provided that in the event Administrative Agent has made any determination pursuant to Section 3.6 in respect of European Swing Line Loans denominated in Euros, or in the circumstances described in Section 3.6 in respect of European Swing Line Loans denominated in Euros, the Overnight Euro Rate determined pursuant to this definition shall instead be the rate determined by European Swing Line Lender as the all-in-cost of funds for European Swing Line Lender to fund such Euro Swing Line Loan in each case, plus the Applicable Eurocurrency Margin for Multicurrency Revolving Loans.

                  "Overnight LIBOR Rate" on any date shall mean the offered quotation to first-class banks in the London interbank market by European Swing Line Lender for Sterling overnight deposits of amounts in immediately available funds comparable to the outstanding principal amount of the European Swing Line Loan denominated in Sterling of European Swing Line Lender as of 11:00 a.m. (London time) on such date, provided, that in the event Administrative Agent has made any determination pursuant to Section 3.6 in respect of European Swing Line Loans denominated in Sterling, or in the circumstances described in Section 3.6 in respect of European Swing Line Loan, the Overnight LIBOR Rate determined pursuant to this definition shall instead be the rate determined by European Swing Line Lender as the all-in-cost of funds for European Swing Line Lender to fund such European Swing Line Loan, in each case, plus the Applicable Eurocurrency Margin for Multicurrency Revolving Loans.

                  "Overnight Rate Loan" shall mean each European Swing Line Loan which bears interest at a rate determined with reference to the Overnight Euro Rate or the Overnight LIBOR Rate, as applicable based on the Alternative Currency borrowed.

                  "Participants" has the meaning assigned to that term in
Section 12.8(b).

                  "Participating Subsidiary" means any Subsidiary of Company that is a participant in a Permitted Accounts Receivable Securitization.

                  "Payment Office" means (a) with respect to Administrative Agent or U.S. Swing Line Lender, for payments with respect to Dollar-denominated Loans and, except as provided in clauses (b) and (c) below, all other amounts, 90 Hudson Street, 5th Floor, Jersey City, New Jersey 07302, Attn: Commercial Loan Division, or such other address as Administrative Agent or U.S. Swing Line Lender, as the case may be, may from time to time specify in accordance with
Section 12.3, (b) with respect to Administrative Agent or European Swing Line Lender, for payments in any Alternative Currency, such account at such bank or office in London or such other place as Administrative Agent or European Swing Line Lender, as the case may be, shall designate by notice to the Person required to make the relevant payment and (c) with respect to Canadian Administrative Agent, for payments with respect to Canadian Revolving Loans, such account at such bank or office in Canada or such other place as Canadian Administrative Agent shall designate by notice to the Person required to make the relevant payment.

                  "PBGC" means the Pension Benefit Guaranty Corporation created by Section 4002(a) of ERISA.

                  "Permitted Accounts Receivable Securitization" means (i) the receivables financing program evidenced by the European Receivables Purchase Documents and the receivables financing program evidenced by the Domestic Receivables Purchase Documents, in each case, together with any amendments, restatements or other modifications or refinancings permitted by this Agreement, provided that, the recourse obligations of Company or any of its Subsidiaries (other than a Receivables Subsidiary) are not increased in any material respect and such documentation is otherwise on market terms and conditions after giving effect to such amendment or other modification and (ii) any other receivables financing program providing for the sale or transfer of Receivables Facility Assets by Company or its Participating Subsidiaries to a Receivables Subsidiary in transactions purporting to be sales (and treated as sales for GAAP purposes), in each case, without any guarantee by Company or any of its Subsidiaries (other than a Receivables Subsidiary) and otherwise on market terms and conditions.

                  "Permitted Acquisition" means any Acquisition by Company or a Subsidiary of Company if all of the following conditions are met on the date such Acquisition is consummated:

                  (a) no Event of Default or Unmatured Event of Default has occurred and is continuing or would result therefrom;

                  (b) such acquisition has not been preceded by an unsolicited tender offer for such Person by Company or any of its Affiliates;

                  (c) all transactions related thereto are consummated in compliance, in all material respects, with applicable Requirements of Law;

                  (d) in the case of any acquisition of any equity interest in any Person, after giving effect to such acquisition such Person becomes a Wholly-Owned Subsidiary of Company which is not a member of the BAP Group or any Permitted Aerospace JV (or with respect to any such Person that does not become a Wholly-Owned Subsidiary, such Person becomes a Subsidiary of Company, and, to the extent required by Section 7.12, (i) guarantees the Obligations hereunder and (ii) grants the security interest contemplated by such Section 7.12);

                  (e) all actions, if any, required to be taken under Section
7.12 with respect to any acquired or newly formed Subsidiary and its property are taken as and when required under Section 7.12;

                  (f) if the Leverage Ratio (calculated on a Pro Forma Basis for the period of four Fiscal Quarters ending with the Fiscal Quarter for which financial statements have most recently been delivered (or were required to be delivered) under Section 7.1) is greater than 2.85 to 1.0, the aggregate purchase price (including assumed Indebtedness for money borrowed and Attributable Debt) of all Acquisitions shall not exceed (a) for any single transaction or series of related transactions, $200,000,000; and (b) for all transactions from and after the date hereof, $300,000,000; and

                  (g) if the aggregate Investment for such acquisition is $50,000,000 or greater (including the maximum value of earn out obligations, if any): (x) after giving effect thereto on a Pro Forma Basis for the period of four Fiscal Quarters ending with the Fiscal Quarter for which financial statements have most recently been delivered (or were required to be delivered) under Section 7.1, no Event of Default or Unmatured Event of Default would exist hereunder; (y) there is at least $100,000,000 of Available Liquidity and (z) on or before the date of such acquisition and before Company or any Subsidiary enters into such acquisition or any agreement therefor (that is not contingent upon such acquisition being permitted under this Agreement), Company delivers to Administrative Agent and Lenders a certificate signed on behalf of Company by the Chief Financial Officer or Treasurer of Company attaching financial statements of the business or Person to be acquired, including income statements or statements of cash flows and, if available, balance sheet statements for at least the fiscal year or the four fiscal quarters then most recently ended, together with pro forma financial statements supporting the calculations required by clauses (x) and (y) hereof, if applicable, certified on behalf of Company by the Chief Financial Officer or Treasurer of Company to the best of his or her knowledge.

                  "Permitted Additional Indebtedness" has the meaning assigned to that term in Section 8.2(d).

                  "Permitted Aerospace JV" means a Person (together with its Subsidiaries, if any) organized by the Company or Ball Aerospace and one or more third parties for the purpose, among other things, of conducting the Aerospace Business regardless of whether such Person is a subsidiary, a joint venture or a minority-owned Person provided that (i) such Person shall not be a Controlled Subsidiary and (ii) to the extent the assets (net of cash proceeds) transferred by Company and its Subsidiaries to such Permitted Aerospace JV were more than 3% of Company's Consolidated Assets as of the end of the most recently completed Fiscal Year of Company for which audited financial statements are available or the business transferred by Company and its Subsidiaries to such Permitted Aerospace JV accounted for more than 7% of Company's consolidated total revenues for such period, all of the Capital Stock of such Person owned by the Company and its Subsidiaries shall, promptly and in any event within sixty (60) days, be pledged as collateral to Collateral Agent for the benefit of the Secured Creditors.

                  "Permitted Covenant" means (i) any periodic reporting covenant, (ii) any covenant restricting payments by Company with respect to any securities of Company which are junior to the Permitted Preferred Stock, (iii) any covenant the default of which can only result in an increase in the amount of any redemption price, repayment amount, dividend rate or interest rate, (iv) any covenant providing board observance rights with respect to Company's board of directors and (v) any other covenant that does not adversely affect the interests of the Lenders (as reasonably determined by Administrative Agent).

                  "Permitted Debt Documents" means, collectively, the 2006 Senior Note Documents, the 2008 Subordinated Note Documents, the 2012 Senior Note Documents and any other documents evidencing, guaranteeing or otherwise governing Permitted Additional Indebtedness or Permitted Refinancing Indebtedness of any of the foregoing.

                  "Permitted Guarantee Obligations" means (i) Guarantee Obligations of Company or any of its Subsidiaries of obligations of any Person under leases, supply contracts and other contracts or warranties and indemnities, in each case, not constituting Indebtedness of such Person, which have been or are undertaken or made in the ordinary course of business by Company or any of its Subsidiaries (including, without limitation, guarantees of leases and supply contracts entered into in the ordinary course of business),
(ii) Guarantee Obligations arising under the Transaction Documents, (iii) Guarantee Obligations of any Credit Party with respect to Indebtedness permitted under Section 8.2 (other than clauses (b), (f), (g) and (j) of such Section) of any other Credit Party, provided that, to the extent that such Indebtedness is subordinated to the Obligations, such Guarantee Obligations shall be subordinated to the Obligations on terms reasonably acceptable to Administrative Agent, (iv) Guarantee Obligations of any Subsidiary that is not a Credit Party with respect to Indebtedness permitted under Section 8.2 (other than clauses
(b), (f), (g) and (j) of such Section) of any other Subsidiary that is not a Credit Party, (v) Guarantee Obligations with respect to surety, appeal and performance bonds obtained by Company or any of its Subsidiaries in the ordinary course of business and (vi) additional Guarantee Obligations which (other than Guarantee Obligations of Indebtedness permitted under Section 8.2(b)) do not exceed the Dollar Equivalent of $35,000,000 in the aggregate at any time.

                  "Permitted Liens" has the meaning assigned to that term in
Section 8.1.

                  "Permitted Preferred Stock" means any preferred stock of Company (or any equity security of Company that is convertible or exchangeable into any preferred stock of Company), so long as the terms of any such preferred stock or equity security of Company (i) do not provide any collateral security,
(ii) do not provide any guaranty or other support by any Borrower or any Subsidiaries of any Borrower, (iii) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision occurring before the eighth anniversary of the Effective Date, (iv) do not require the cash payment of dividends or interest, (v) do not contain any covenants other than any Permitted Covenant, (vi) do not grant the holders thereof any voting rights except for (x) voting rights required to be granted to such holders under applicable law, (y) limited customary voting rights on fundamental matters such as mergers, consolidations, sales of substantial assets, or liquidations involving Company and (z) other voting rights to the extent not greater than or superior to those allocated to Company Common Stock on a per share basis, and
(vii) are otherwise reasonably satisfactory to Administrative Agent.

                  "Permitted Real Property Encumbrances" means (i) as to any particular real property at any time, such easements, encroachments, covenants, rights of way, subdivisions, parcelizations, minor defects, irregularities, encumbrances on title (including leasehold title) or other similar charges or encumbrances which do not, in the reasonable opinion of Administrative Agent, materially detract from the value of such real property for the purpose for which it is held by the owner thereof, (ii) municipal and zoning ordinances and other land use and environmental regulations, which are not violated in any material respect by the existing improvements and the present use made by the owner thereof of the premises, (iii) general real estate taxes and assessments not yet delinquent or the amount or validity of which are being contested in good faith by appropriate proceedings diligently pursued, provided that, adequate provision for the payment of all such taxes known to such Person has been made on the books of such Person to the extent required by GAAP or, in the case of a Foreign Subsidiary, generally accepted accounting principles in effect from time to time in its jurisdiction of organization and (iv) such other items to which Administrative Agent may consent.

                  "Permitted Receivables Transfer" means (i) a sale or other transfer by Ball Metal Food Container Corp., Ball Plastic Container Corp. and BMBCC to Ball Capital Corp. of "Receivables" and "Related Security" under and as such terms are defined in the Domestic Receivables Sale Agreement, in accordance with the terms of the Domestic Receivables Sale Agreement and/or (ii) a sale by Ball Capital Corp. to purchasers in accordance with the terms of the Domestic Receivables Purchase Agreement.

                  "Permitted Refinancing Indebtedness" means a replacement, renewal, refinancing or extension of any Indebtedness by the Person that originally incurred such Indebtedness, provided that

                           (i) the principal amount of such Indebtedness (as
determined as of the date of the incurrence of the Indebtedness in accordance with GAAP) does not exceed the principal amount of the Indebtedness refinanced thereby on such date plus the amount of accrued and unpaid fees and expenses incurred in connection with such replacement, renewal, refinancing or extension;

                           (ii) the Weighted Average Life to Maturity of such
Indebtedness is not less than the Weighted Average Life to Maturity of the Indebtedness being refinanced;

                           (iii) except as permitted in connection with
Permitted Refinancing Indebtedness of the 2006 Senior Notes, such Indebtedness is not secured by any assets other than those securing such Indebtedness on the Initial Borrowing Date and is not guaranteed by any Credit Party or any Subsidiary of any Credit Party except to the extent such Person guaranteed such Indebtedness being refinanced;

                           (iv) in the case of other indebtedness the Dollar
Equivalent amount which is in excess of $25,000,000, the covenants, defaults and similar provisions applicable to such Indebtedness, taken as a whole, are no more restrictive in any material respect than the provisions contained in the original documentation for such Indebtedness or in this Agreement and do not conflict in any material respect with the provisions of this Agreement and is otherwise on market terms and conditions; and

                           (v) (A) in the case of Permitted Refinancing
Indebtedness of the 2006 Senior Notes, (1) such Indebtedness is not Indebtedness under the Multicurrency Revolving Facility unless the Senior Secured Leverage Ratio after giving pro forma effect to such Indebtedness would be equal to or less than 2.25 to 1.00 and Available Liquidity after giving effect to such incurrence would equal at least $250,000,000 and (2) unless such Indebtedness is Indebtedness under this Agreement, the scheduled maturity date shall not be earlier than, nor shall any amortization commence, prior to the date that is one year after the latest Term Loan Maturity Date; and

                  (B) in the case of Permitted Refinancing Indebtedness of the 2008 Subordinated Notes, (1) such Indebtedness is unsecured, (2) such Indebtedness is subordinated to the Obligations on terms and conditions not less, taken as a whole, favorable to the Lenders than the 2008 Subordinated Notes unless the Leverage Ratio after giving pro forma effect to the incurrence of such Indebtedness would be equal to or less than 3.00 to 1.00, in which case such Indebtedness may rank pari passu in right of payment to the Facilities and
(3) the scheduled maturity date shall not be earlier than, nor shall any amortization commence, prior to the date that is one year after the latest Term Loan Maturity Date.

                  "Person" means an individual or a corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  "Plan" means any plan described in Section 4021(a) of ERISA and not excluded pursuant to Section 4021(b) thereof, which is or has, within the preceding six years, been established or maintained, or to which contributions are being or have been, within the preceding six years, made, by Company, any Subsidiary or any ERISA Affiliates.

                  "Plan Administrator" has the meaning assigned to the term "administrator" in Section 3(16)(A) of ERISA.

                  "Plan Sponsor" has the meaning assigned to the term "plan sponsor" in Section 3(16)(B) of ERISA.

                  "Pledge Agreements" means, once executed and delivered, each Canadian Pledge Agreement, European Pledge Agreement and United States Pledge Agreement.

                  "Pledged Securities" means all of the Pledged Securities as defined in the Pledge Agreements.

                  "Premises" means, at any time any real estate then owned, leased or operated by Company or any of its Subsidiaries.

                  "Pro Forma Balance Sheet" has the meaning assigned to that term in Section 6.5(a).

                  "Pro Forma Basis" means, (a) with respect to the preparation of pro forma financial statements for purposes of the tests set forth in the definition of Permitted Acquisitions and for any other purpose relating to a Permitted Acquisition, pro forma on the basis that (i) any Indebtedness incurred or assumed in connection with such Acquisition was incurred or assumed on the first day of the applicable period, (ii) if such Indebtedness bears a floating interest rate, such interest shall be paid over the pro forma period at the rate in effect on the date of such Acquisition, and (iii) all income and expense associated with the assets or entity acquired in connection with such Acquisition (other than the fees, costs and expenses associated with the consummation of such Acquisition) for the most recently ended four fiscal quarter period for which such income and expense amounts are available shall be treated as being earned or incurred by Company over the applicable period on a pro forma basis without giving effect to any cost savings other than Pro Forma Cost Savings, (b) with respect to the preparation of a pro forma financial statement for any purpose relating to an Asset Disposition, pro forma on the basis that (i) any Indebtedness prepaid out of the proceeds of such Asset Disposition shall be deemed to have been prepaid as of the first day of the applicable Test Period, and (ii) all income and expense (other than such expenses as Company, in good faith, estimates will not be reduced or eliminated as a consequence of such Asset Disposition) associated with the assets or entity disposed of in connection with such Asset Disposition shall be deemed to have been eliminated as of the first day of the applicable Test Period and (c) with respect to the preparation of pro forma financial statements for any purpose relating to an incurrence of Indebtedness, pro forma on the basis that (i) any Indebtedness incurred or assumed in connection with such incurrence of Indebtedness was incurred or assumed on the first day of the applicable period,
(ii) if such incurrence of Indebtedness bears a floating interest rate, such interest shall be paid over the pro forma period at the rate in effect on the date of the incurrence of such Indebtedness, and (iii) all income and expense associated with the assets or entity acquired in connection with the incurrence of Indebtedness (other than the fees, costs and expenses associated with the consummation of such incurrence of Indebtedness) for the most recently ended four fiscal quarter period for which such income and expense amounts are available shall be treated as being earned or incurred by Company over the applicable period on a pro forma basis without giving effect to any cost savings other than Pro Forma Cost Savings.

                  "Pro Forma Cost Savings" means with respect to any Permitted Acquisition, if requested by Company pursuant to the succeeding sentence, the amount of factually supportable and identifiable pro forma cost savings directly attributable to operational efficiencies expected to be created by Company with respect to such Permitted Acquisition which efficiencies can be reasonably computed (based on the four (4) fiscal quarters immediately preceding the date of such proposed acquisition) and are approved by Administrative Agent in its sole discretion acting in good faith. If Company desires to have, with respect to any Permitted Acquisition, the amount of pro forma cost savings directly attributable to the aforementioned operational efficiencies treated as part of the term Pro Forma Cost Savings, then Company shall so notify Administrative Agent and provide written detail with respect thereto not less than five (5) Business Days prior to the proposed date of consummation of such Permitted Acquisition.

                  "Pro Rata Share" means, when used with reference to any Lender and any described aggregate or total amount of any Facility or Facilities, an amount equal to the result obtained by multiplying such described aggregate or total amount by a fraction the numerator of which shall be such Lender's Maximum Commitment with respect to such Facility or Facilities and the denominator of which shall be the Total Commitment with respect to such Facility or Facilities or, if no Commitments are then outstanding, such Lender's aggregate Loans to the total Loans and Obligations hereunder with respect to such Facility.

                  "Projections" has the meaning assigned to that term in Section 6.5(e).

                  "Quarterly Payment Date" means the last Business Day of each March, June, September and December of each year commencing March 31, 2003.

                  "Receivable(s)" means and includes all of Company's and its Subsidiaries' presently existing and hereafter arising or acquired accounts, accounts receivable, and all present and future rights of Company and its Subsidiaries to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether or not they have been earned by performance, and all rights in any merchandise or goods which any of the same may represent, and all rights, title, security and guaranties with respect to each of the foregoing, including, without limitation, any right of stoppage in transit.

                  "Receivables Documents" shall mean all documentation relating to any Permitted Accounts Receivable Securitization.

                  "Receivables Facility Assets" shall mean all Receivables (whether now existing or arising in the future) of Company or any of its Subsidiaries which are transferred pursuant to a Permitted Accounts Receivable Securitization, and any assets related thereto, including without limitation (i) all collateral given by the respective account debtor or on its behalf (but not by Company or any of its Subsidiaries) securing such Receivables, (ii) all contracts and all guarantees (but not by Company or any of its Subsidiaries) or other obligations directly related to such Receivables, (iii) other related assets including those set forth in the Receivables Documents, and (iv) proceeds of all of the foregoing.

                  "Receivables Facility Attributable Debt" means at any date of determination thereof in connection with the Receivables Documents, the Domestic Receivables Purchase Documents or the European Receivables Purchase Documents, the aggregate net outstanding amount theretofore paid to the applicable seller of Receivables in respect of the Receivables and related assets sold or transferred by it in connection with such documents (it being the intent of the parties that the amount of Receivables Facility Attributable Debt at any time outstanding approximate as closely as possible the principal amount of Indebtedness which would be outstanding at such time under the Domestic Receivables Purchase Agreement or European Receivables Purchase Agreements, as applicable, if the same were structured as a secured lending agreement rather than a purchase agreement).

                  "Receivables Subsidiary" means a special purpose, bankruptcy remote Wholly-Owned Subsidiary of Company which has been or may be formed for the sole and exclusive purpose of engaging in activities in connection with the purchase, sale and financing of Receivables in connection with and pursuant to a Permitted Accounts Receivable Securitization.

                  "Recovery Event" means the receipt by Company (or any of its Subsidiaries) of any insurance or condemnation proceeds payable (i) by reason of any theft, physical destruction or damage or any other similar event with respect to any properties or assets of Company or any of its Subsidiaries, (ii) by reason of any condemnation, taking, seizing or similar event with respect to any properties or assets of Company or any of its Subsidiaries or (iii) under any policy of insurance required to be maintained under Section 7.8; provided, however, that in no event shall payments made under business interruption insurance constitute a Recovery Event.

                   "Reference Lenders" mean DB and Bank of America, N.A.

                  "Refunded Swing Line Loans" has the meaning assigned to that term in Section 2.1(c)(ii).

                  "Register" has the meaning assigned to that term in Section 12.14.

                  "Regulation D" means Regulation D of the Board as from time to time in effect and any successor provision to all or a portion thereof establishing reserve requirements.

                  "Related Fund" means, with respect to any Lender which is a Fund, any other Fund that is administered or managed by the same investment advisor of such Lender or by an Affiliate of such investment advisor.

                  "Release" means any release, spill, emission, leaking, pumping, pouring, emptying, dumping, injection, deposit, disposal, discharge, dispersal, escape, leaching or migration into the environment or into or out of any property of Company or its Subsidiaries, or at any other location, including any location to which Company or any Subsidiary has transported or arranged for the transportation of any Contaminant, including the movement of Contaminants through or in the air, soil, surface water, groundwater or property of Company or its Subsidiaries or at any other location, including any location to which Company or any Subsidiary has transported or arranged for the transportation of any Contaminant.

                  "Remedial Action" means actions legally required to (i) clean up, remove, treat or in any other way address Contaminants in the environment or
(ii) perform pre-response or post-response studies and investigations and post-response monitoring and care or any other studies, reports or investigations relating to Contaminants.

                  "Replaced Lender" has the meaning assigned to that term in
Section 3.7.

                  "Replacement Lender" has the meaning assigned to that term in
Section 3.7.

                  "Reportable Event" means a "reportable event" described in
Section 4043(c) of ERISA or in the regulations thereunder with respect to a Plan, excluding any event for which the thirty (30) day notice requirement has been waived.

                  "Required Lenders" means Non-Defaulting Lenders the sum of whose Effective Amount of outstanding Term Loans, Multicurrency Revolving Commitments and Canadian Revolving Commitments (or, if after the Total Multicurrency Revolving Commitment or Total Canadian Revolving Commitment, as applicable, has been terminated, outstanding Multicurrency Revolving Loans and Multicurrency Revolver Pro Rata Share of outstanding Swing Line Loans and LC Obligations or Canadian Revolving Loans, as applicable) constitute greater than 50% of the sum of (i) the total Effective Amount of outstanding Term Loans of Non-Defaulting Lenders, (ii) the Total Multicurrency Revolving Commitment less the aggregate Multicurrency Revolving Commitments of Defaulting Lenders (or, if after the Total Multicurrency Revolving Commitment has been terminated, the total Effective Amount of outstanding Multicurrency Revolving Loans of Non-Defaulting Lenders and the aggregate Multicurrency Revolver Pro Rata Share of all Non-Defaulting Lenders of the total outstanding Swing Line Loans and LC Obligations at such time) and (iii) the Total Canadian Revolving Commitment less the aggregate Canadian Revolving Commitments of the Defaulting Lenders (or, if after the Total Canadian Revolving Commitment has been terminated, the total Effective Amount of outstanding Canadian Revolving Loans of all Non-Defaulting Lenders at such time).

                  "Requirement of Law" means, as to any Person, any law (including common law), treaty, rule or regulation or judgment, decree, determination or award of an arbitrator or a court or other Governmental Authority, including without limitation, any Environmental Law, in each case imposing a legal obligation or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Responsible Officer" means any of the Chairman or Vice Chairman of the Board of Directors, the President, any Executive Vice President, any Senior Vice President, the Chief Financial Officer, any Vice President or the Treasurer of Company or, if applicable, any Subsidiary.

                  "Restricted Investment" means any Investment other than an Investment permitted by Section 8.7 (other than clause (j) thereof).

                  "Restricted Payment" has the meaning assigned to that term in
Section 8.5.

                  "Returns" has the meaning assigned to that term in Section 6.9(a).
                  "Sale and Leaseback Transaction" means any arrangement, directly or indirectly, whereby a seller or transferor shall sell or otherwise transfer any real or personal property and then or thereafter lease, or repurchase under an extended purchase contract, conditional sales or other title retention agreement, the same or similar property.

                  "Schedule I Bank" means a bank that is a Canadian chartered bank listed on Schedule I under the Bank Act (Canada).

                  "Schedule II Bank" means a bank that is a Canadian chartered bank listed on Schedule II under the Bank Act (Canada).

                  "Schedule III Bank" means an authorized foreign bank listed on
Schedule III under the Bank Act (Canada).

                  "Scheduled Term Repayments" means, for any Term Facility, the scheduled principal repayments set forth in the "Scheduled Term Repayments" definition applicable to such Term Facility.

                  "Scheduled Term A Repayments" means, with respect to the principal payments on the Term A Loans for each date set forth below, the Euro and Sterling amounts set forth opposite thereto, as reduced from time to time pursuant to Sections 4.3 and 4.4:

                             Scheduled Term A              Schedule Term A
Date                         Repayment (Euros)           Repayment (Sterling)
----                         -----------------           --------------------

March 31, 2003                (euro)6,000,000              (pound)3,950,000
June 30, 2003                 (euro)6,000,000              (pound)3,950,000
September 30, 2003            (euro)6,000,000              (pound)3,950,000
December 31, 2003             (euro)6,000,000              (pound)3,950,000
March 31, 2004                (euro)6,000,000              (pound)3,950,000
June 30, 2004                 (euro)6,000,000              (pound)3,950,000
September 30, 2004            (euro)6,000,000              (pound)3,950,000
December 31, 2004             (euro)6,000,000              (pound)3,950,000
March 31, 2005                (euro)6,000,000              (pound)3,950,000
June 30, 2005                 (euro)6,000,000              (pound)3,950,000
September 30, 2005            (euro)6,000,000              (pound)3,950,000
December 31, 2005             (euro)6,000,000              (pound)3,950,000
March 31, 2006                (euro)6,000,000              (pound)3,950,000
June 30, 2006                 (euro)6,000,000              (pound)3,950,000
September 30, 2006            (euro)6,000,000              (pound)3,950,000
December 31, 2006             (euro)6,000,000              (pound)3,950,000
March 31, 2007                (euro)6,000,000              (pound)3,950,000
June 30, 2007                 (euro)6,000,000              (pound)3,950,000
September 30, 2007            (euro)6,000,000              (pound)3,950,000
Term A Loan Maturity Date     (euro)6,000,000              (pound)3,950,000

                  "Scheduled Term B Dollar Repayments" means, with respect to the principal payments on the Term B Dollar Loans for each date set forth below, the Dollar amount set forth opposite thereto, as reduced from time to time pursuant to Sections 4.3 and 4.4.

                                                                Scheduled Term B
       Date                                                     Dollar Repayment

       March 31, 2003                                               $875,000
       June 30, 2003                                                $875,000
       September 30, 2003                                           $875,000
       December 31, 2003                                            $875,000
       March 31, 2004                                               $875,000
       June 30, 2004                                                $875,000
       September 30, 2004                                           $875,000
       December 31, 2004                                            $875,000
       March 31, 2005                                               $875,000
       June 30, 2005                                                $875,000
       September 30, 2005                                           $875,000
       December 31, 2005                                            $875,000
       March 31, 2006                                               $875,000
       June 30, 2006                                                $875,000
       September 30, 2006                                           $875,000
       December 31, 2006                                            $875,000
       March 31, 2007                                               $875,000
       June 30, 2007                                                $875,000
       September 30, 2007                                           $875,000
       December 31, 2007                                            $875,000
       March 31, 2008                                               $875,000
       June 30, 2008                                                $875,000
       September 30, 2008                                           $875,000
       December 31, 2008                                            $875,000
       March 31, 2009                                               $875,000
       June 30, 2009                                                $875,000
       September 30, 2009                                           $875,000
       Term B Dollar Loan Maturity Date                           $326,375,000

                  "Scheduled Term B Euro Repayments" means, with respect to the principal payments on the Term B Euro Loans for each date set forth below, the Euro amount set forth opposite thereto, as reduced from time to time pursuant to Sections 4.3 and 4.4:

                                                           Scheduled Term B Euro
       Date                                                     Repayment

       March 31, 2003                                         (euro)735,000
       June 30, 2003                                          (euro)735,000
       September 30, 2003                                     (euro)735,000
       December 31, 2003                                      (euro)735,000
       March 31, 2004                                         (euro)735,000
       June 30, 2004                                          (euro)735,000
       September 30, 2004                                     (euro)735,000
       December 31, 2004                                      (euro)735,000
       March 31, 2005                                         (euro)735,000
       June 30, 2005                                          (euro)735,000
       September 30, 2005                                     (euro)735,000
       December 31, 2005                                      (euro)735,000
       March 31, 2006                                         (euro)735,000
       June 30, 2006                                          (euro)735,000
       September 30, 2006                                     (euro)735,000
       December 31, 2006                                      (euro)735,000
       March 31, 2007                                         (euro)735,000
       June 30, 2007                                          (euro)735,000
       September 30, 2007                                     (euro)735,000
       December 31, 2007                                      (euro)735,000
       March 31, 2008                                         (euro)735,000
       June 30, 2008                                          (euro)735,000
       September 30, 2008                                     (euro)735,000
       December 31, 2008                                      (euro)735,000
       March 31, 2009                                         (euro)735,000
       June 30, 2009                                          (euro)735,000
       September 30, 2009                                     (euro)735,000
       Term B Euro Loan Maturity Date                       (euro)274,155,000

                   "Schmalbach" means Schmalbach-Lubeca GmbH, a corporation organized under the laws of Germany.

                  "Schmalbach Acquisition" means, collectively, each respective Acquisition by Company and/or any of its Subsidiaries, as the case may be, of all of the Capital Stock of Schmalbach (after its conversion to a German Limited Liability Company) and/or each of its direct and indirect operating subsidiaries.

                  "Schmalbach Guarantee Agreement" means that certain Guarantee Agreement, dated as of December 21, 2000, by and between Schmalbach and Interprise, as such agreement has been amended by that certain Amendment and Restatement Agreement, dated as of June 27, 2001, by and between Schmalbach and Interprise, and as such agreement may be amended, restated or otherwise modified from time to time in accordance with the terms hereof, or any replacement or substitution therefor.

                  "Schmalbach Refinancing" means the repayment in full of all material indebtedness for money borrowed of Schmalbach and its Subsidiaries (other than Indebtedness to Remain Outstanding).

                  "Schmalbach Refinancing Documents" means, collectively all agreements, instruments and documents executed in connection with the Schmalbach Refinancing, including, without limitation, any document or instrument necessary to release and terminate any and all security interests thereunder.

                  "SEC" means the Securities and Exchange Commission or any successor thereto.

                  "Secured Creditors" has the meaning provided in the respective Security Documents to the extent defined therein and shall include any Person who is granted a security interest pursuant to any Loan Document.

                  "Securities" means any stock, shares, voting trust certificates, bonds, debentures, options, warrants, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Security Documents" means, collectively the Pledge Agreements, and all other documents executed in connection therewith to effect the Pledge Agreements, in each case as the same may at any time be amended, supplemented, restated or otherwise modified and in effect. For purposes of this Agreement, "Security Documents" shall also include all pledge agreements and other documents executed in connection therewith to effect such pledge agreements entered into by Company or any Subsidiary of Company after the date of this Agreement in favor of Collateral Agent for the benefit of the Secured Creditors, in each case as the same may at any time be amended, supplemented, restated or otherwise modified and in effect.

                  "Senior Secured Leverage Ratio" means for any Test Period, the ratio of Consolidated Secured Debt as of the last day of such Test Period to Consolidated EBITDA for such Test Period.

                  "S&P" means Standard & Poor's Corporation or any successor to the rating agency business thereof.

                  "Spot Rate" means, for any currency at any date, the rate quoted by DB as the spot rate for the purchase by DB of such currency with another currency through its foreign exchange trading office at approximately 11:00 a.m. (New York City time) for delivery two (2) Business Days later.

                  "Stated Amount" or "Stated Amounts" means (i) with respect to any Letter of Credit issued in Dollars, the stated or face amount of such Letter of Credit to the extent available at the time for drawing (subject to presentment of all requisite documents), and (ii) with respect to any Letter of Credit issued in any currency other than Dollars, the Dollar Equivalent of the stated or face amount of such Letter of Credit to the extent available at the time for drawing (subject to presentment of all requisite documents), in either case as the same may be increased or decreased from time to time in accordance with the terms of such Letter of Credit.

                  "Sterling" means the lawful currency of the United Kingdom.

                  "Subsidiary" of any Person means any corporation, partnership (limited or general), limited liability company, trust or other entity of which a majority of the stock (or equivalent ownership or equity interest) having voting power to elect a majority of the board of directors (if a corporation) or to select the trustee or equivalent managing body or controlling interest, shall, at the time such reference becomes operative, be directly or indirectly owned or controlled by such Person or one or more of the other subsidiaries of such Person or any combination thereof. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement (a) shall refer to a Subsidiary or Subsidiaries of Company and (b) shall not include (i) members of the BAP Group and (ii) any Permitted Aerospace JV.

                  "Subsidiary Borrower" means each Foreign Subsidiary listed as a Subsidiary Borrower in Schedule 1.1(d) as amended from time to time in accordance with Section 12.1(b).

                  "Supermajority Lenders" means Non-Defaulting Lenders the sum of whose Effective Amount of outstanding Term Loans, Multicurrency Revolving Commitments and Canadian Revolving Commitments (or, if after the Total Multicurrency Revolving Commitment or Total Canadian Revolving Commitment, as applicable, has been terminated, outstanding Multicurrency Revolving Loans and Multicurrency Revolver Pro Rata Share of outstanding Swing Line Loans and LC Obligations or Canadian Revolving Loans, as applicable) constitute greater than 66-2/3% of the sum of (i) the total Effective Amount of outstanding Term Loans of Non-Defaulting Lenders, (ii) the Total Multicurrency Revolving Commitment less the aggregate Multicurrency Revolving Commitments of Defaulting Lenders (or, if after the Total Multicurrency Revolving Commitment has been terminated, the total Effective Amount of outstanding Multicurrency Revolving Loans of Non-Defaulting Lenders and the aggregate Multicurrency Revolver Pro Rata Share of all Non-Defaulting Lenders of the total Effective Amount of outstanding Swing Line Loans and LC Obligations at such time) and (iii) the Total Canadian Revolving Commitment less the aggregate Canadian Revolving Commitments of the Defaulting Lenders (or, if after the Total Canadian Revolving Commitment has been terminated, the total Effective Amount of outstanding Canadian Revolving Loans of all Non-Defaulting Lenders at such time).

                  "Swing Line Commitment" means, with respect to the U.S. Swing Line Lender or European Swing Line Lender, as applicable, at any date, the obligation of such lender to make Swing Line Loans pursuant to Section 2.1(c)(i) in the amount referred to therein.

                  "Swing Line Lender" means, European Swing Line Lender or U.S. Swing Line Lender, as applicable.

                  "Swing Line Loan Participation Certificate" means a certificate, substantially in the form of Exhibit 2.1(c).

                  "Swing Line Loans" means U.S. Swing Line Loans and European Swing Line Loans, collectively.

                  "Syndication Agent" means the Bank of America, N.A.

                  "Syndication Date" has the meaning assigned to that term in
Section 2.1(a).

                  "2006 Senior Note Documents" means the 2006 Senior Notes, the 2006 Senior Note Indenture and all other documents evidencing, guaranteeing or otherwise governing the terms of the 2006 Senior Notes.

                  "2006 Senior Note Indenture" means that certain Indenture dated as of August 10, 1998, between Company and The Bank of New York, as Trustee, as amended, supplemented or modified in accordance with the terms hereof.

                  "2006 Senior Notes" means those certain 7 3/4% Senior Notes due August 1, 2006, issued by Company in the aggregate principal amount of $300 million pursuant to the 2006 Senior Note Indenture, which term shall include and shall constitute the notes issued in exchange therefor as contemplated by the 2006 Senior Note Indenture.

                  "2008 Subordinated Note Documents" means the 2008 Subordinated Notes, the 2008 Subordinated Note Indenture and all other documents evidencing, guaranteeing or otherwise governing the terms of the 2008 Subordinated Notes.

                  "2008 Subordinated Note Indenture" means that certain Indenture dated as of August 10, 1998, between Company and The Bank of New York, as Trustee, as amended, supplemented or modified in accordance with the terms hereof.

                  "2008 Subordinated Note Acceleration Date" means February 1, 2008.

                  "2008 Subordinated Notes" means those certain 8 1/4% Senior Notes due August 1, 2008, issued by Company in the aggregate principal amount of $250 million pursuant to the 2008 Subordinated Note Indenture, which term shall include and shall constitute the notes issued in exchange therefor as contemplated by the 2008 Subordinated Note Indenture.

                  "2012 Senior Note Documents" means the 2012 Senior Notes, the 2012 Senior Note Indenture and all other documents evidencing, guaranteeing or otherwise governing the terms of the 2012 Senior Notes.

                  "2012 Senior Note Financing" means the issuance (either by private placement or an underwritten public sale) by Company of the 2012 Senior Notes in an aggregate Dollar Equivalent principal amount of not more than $300 million.

                   "2012 Senior Note Indenture" means that certain Indenture dated as of December 19, 2002, between Company and The Bank of New York, as Trustee, as amended, supplemented or modified in accordance with the terms hereof.

                  "2012 Senior Notes" means those certain 6 7/8% Senior Notes due December 1, 2012, issued by Company in the aggregate principal amount of $300 million pursuant to the 2012 Senior Note Indenture, which term shall include and shall constitute the notes issued in exchange therefor as contemplated by the 2012 Senior Note Indenture.

                  "Tax Sharing Agreements" means all tax sharing, disaffiliation tax allocation and other similar agreements entered into by Company or its Subsidiaries on or before the date of this Agreement.

                  "Taxes" means any and all present and future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities (including interest and penalties) with respect to the foregoing, but excluding Excluded Taxes.

                  "TBNS" means The Bank of Nova Scotia.

                  "Term A Commitment" means, with respect to any Term A Lender, the principal amount set forth opposite such Lender's name on Schedule 1.1(a) hereto or in any Assignment and Assumption Agreement under the caption "Amount of Term A Commitment", as such commitment may be adjusted from time to time pursuant to this Agreement, and "Term A Commitments" means such commitments collectively, which commitments equal (euro)120,000,000 and (pound)79,000,000 in the aggregate as of the date hereof.

                  "Term A Lender" means any Lender which has a Term A Commitment or is owed a Term A Loan (or a portion thereof).

                  "Term A Loan" and "Term A Loans" have the meanings assigned to those terms in Section 2.1(a)(i).

                  "Term A Loan Maturity Date" means December 19, 2007.

                  "Term A Note" and "Term A Notes" have the meanings assigned to those terms in Section 2.2(a).

                  "Term B Dollar Commitment" means, with respect to any Lender, the principal amount set forth opposite such Lender's name on Schedule 1.1(a) hereto or in any Assignment and Assumption Agreement under the caption "Amount of Term B Dollar Commitment", as such commitment may be adjusted from time to time pursuant to this Agreement, and "Term B Dollar Commitments" means such commitments collectively, which commitments equal $350,000,000 in the aggregate as of the date hereof.

                  "Term B Dollar Lender" means any Lender which has a Term B Dollar Commitment or is owed a Term B Dollar Loan (or a portion thereof).

                  "Term B Dollar Loan" and "Term B Dollar Loans" have the meanings assigned to those terms in Section 2.1(a)(ii).

                  "Term B Dollar Loan Maturity Date" means the earlier to occur of (i) December 19, 2009 or (ii) the 2008 Subordinated Note Acceleration Date, if the 2008 Subordinated Notes have not been refinanced in full with Permitted Refinancing Indebtedness by such date.

                  "Term B Dollar Note" and "Term B Dollar Notes" have the meanings assigned to those terms in Section 2.2(a).

                  "Term B Euro Commitment" means, with respect to any Lender, the principal amount set forth opposite such Lender's name on Schedule 1.1(a) hereto or in any Assignment and Assumption Agreement under the caption "Amount of Term B Euro Commitment", as such commitment may be adjusted from time to time pursuant to this Agreement, and "Term B Euro Commitments" means such commitments collectively, which commitments equal (euro)294,000,000 in the aggregate as of the date hereof.

                  "Term B Euro Lender" means any Lender which has a Term B Euro Commitment or is owed a Term B Euro Loan (or a portion thereof).

                  "Term B Euro Loan" and "Term B Euro Loans" have the meanings assigned to those terms in Section 2.1(a)(iii).

                  "Term B Euro Loan Maturity Date" means the earlier to occur of
(i) December 19, 2009 or (ii) the 2008 Subordinated Note Acceleration Date, if the 2008 Subordinated Notes have not been refinanced in full with Permitted Refinancing Indebtedness by such date.

                  "Term B Euro Note" and "Term B Dollar Notes" have the meanings assigned to those terms in Section 2.2(a).

                  "Term Commitment" means, with respect to any Lender and any Term Facility, the principal amount set forth opposite such Lender's name on
Schedule 1.1(a) hereto or in any Assignment and Assumption Agreement under the caption for the amount of commitment to such Term Facility, as such commitments may be adjusted from time to time pursuant to this Agreement, and "Term Commitments" means such commitments collectively.

                  "Term Facilities" means the Facilities under the Agreement with respect to the Term Loans, collectively.

                  "Term Lender" means, with respect to any Term Facility, any Lender which has a Term Commitment for such Term Facility or is owed a Term Loan (or portion thereof) under such Term Facility.

                  "Term Loans" means the Loans under the Term Facilities, collectively.

                  "Term Maturity Date" means, with respect to any Term Facility, the scheduled maturity date for such Term Facility under this Agreement.

                  "Term Note" and "Term Notes" means the notes provided for in
Section 2.2(a) that evidence indebtedness under the Term Facilities, collectively.

                  "Term Percentage" means, at any time with respect to any Term Facility, a fraction (expressed as a percentage) the numerator of which is equal to the aggregate Effective Amount of all Loans under such Term Facility outstanding at such time and the denominator of which is equal to the aggregate Effective Amount of all Term Loans outstanding at such time.

                  "Term Pro Rata Share" means, with respect to any Term Facility, when used with reference to any Lender and any described aggregate or total amount, an amount equal to the result obtained by multiplying such described aggregate or total amount by a fraction the numerator of which shall be such Lender's then outstanding Loans under such Facility and the denominator of which shall be the amount of all then outstanding Loans under such Facility.

                  "Termination Event" means (i) a Reportable Event with respect to any Plan; (ii) the withdrawal of Company or any ERISA Affiliate from a Plan during a plan year in which Company or such ERISA Affiliate was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or the cessation of operations which results in the termination of employment of twenty percent (20%) of Plan participants who are employees of Company or any ERISA Affiliate;
(iii) the imposition of an obligation on Company or any ERISA Affiliate under
Section 4041 of ERISA to provide affected parties written notice of intent to terminate a Plan in a standard termination or a distress termination described in Section 4041 of ERISA; (iv) the institution by the PBGC or any similar foreign governmental authority of proceedings to terminate a Plan or Foreign Pension Plan; (v) any event or condition which would constitute grounds under
Section 4042 of ERISA (other than subparagraph (a)(4) of such Section) for the termination of, or the appointment of a trustee to administer, any Plan; (vi) that a foreign governmental authority shall appoint a trustee to administer any Foreign Pension Plan in place of the existing administrator; (vii) the partial or complete withdrawal of Company or any ERISA Affiliate from a Multiemployer Plan or Foreign Pension Plan or (viii) receipt of a notice of reorganization or insolvency with respect to a Multiemployer Plan pursuant to Section 4242 or 4245 of ERISA.

                  "Test Period" means the four consecutive Fiscal Quarters of Company then last ended, provided that, the first Test Period shall end on or about March 31, 2003.

                  "Total Available Canadian Revolving Commitment" means, at the time, any determination thereof is made, the sum of the respective Available Canadian Revolving Commitments of the Lenders at such time.

                  "Total Available Multicurrency Revolving Commitment" means, at the time any determination thereof is made, the sum of the respective Available Multicurrency Revolving Commitments of the Lenders at such time.

                  "Total Canadian Revolving Commitment" means, at any time, the sum of the Canadian Revolving Commitments of each of the Lenders at such time.

                  "Total Commitment" means, at the time any determination thereof is made, the sum of the Term Commitments, Multicurrency Revolving Commitments and Canadian Revolving Commitments at such time.

                  "Total Multicurrency Revolving Commitment" means, at any time, the sum of the Multicurrency Revolving Commitments of each of the Lenders at such time.

                  "Transaction" means and includes (i) each of the Credit Events occurring on the Initial Borrowing Date, (ii) the Schmalbach Acquisition, (iii) the Company Refinancing, (iv) the Schmalbach Refinancing, (v) the issuance of the 2012 Senior Notes, if applicable, (vi) such other transactions as are contemplated by the Documents, and (vii) the payment of fees and expenses in connection with the foregoing.

                  "Transaction Documents" means, collectively, the Acquisition Agreement, the 2012 Senior Note Documents, if applicable, the Company Refinancing Documents and the Schmalbach Refinancing Documents, and including any agreement, document, instrument and certificate executed and/or delivered pursuant to the terms of, or in connection with, any of the foregoing.

                  "Transferee" has the meaning assigned to that term in Section 12.8(d).

                  "Type" means any type of Loan, namely, a Base Rate Loan, Canadian Prime Rate Loan, B/A Loan or a Eurocurrency Loan. For purposes hereof, the term "Rate" shall include the Eurocurrency Rate, the Base Rate, the Canadian Prime Rate and the Discount Rate applicable to B/A and B/A Equivalent Loans.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

                  "UK Receivables Purchase Agreement" means that certain UK Receivables Purchase Agreement, dated as of June 27, 2002, by and among Schmalbach as offer agent, parent and master servicer, Continental Can Company Limited as seller, Interprise as purchaser, Bank One, NA as administrative agent, as such agreement may be amended, restated or otherwise modified from time to time in accordance with the terms hereof, or any replacement or substitution therefor.

                  "United States Loan Guaranty" is defined in Section 5.1(b)(i).

                  "United States Pledge Agreement" is defined in Section 5.1(b)(ii).

                  "Unmatured Event of Default" means an event, act or occurrence which with the giving of notice or the lapse of time (or both) would become an Event of Default.

                  "Unpaid Drawing" has the meaning set forth in Section 2.10(d).

                  "U.S. Swing Line Lender" means DB in such capacity.

                  "U.S. Swing Line Loans" has the meaning assigned to that term in Section 2.1(c)(i)(1).

                  "U.S. Swing Line Note" has the meaning assigned to that term in Section 2.2(a).

                  "Voting Securities" means any class of Capital Stock of a Person pursuant to which the holders thereof have, at the time of determination, the general voting power under ordinary circumstances to vote for the election of directors, managers, trustees or general partners of such Person (irrespective of whether or not at the time any other class or classes will have or might have voting power by reason of the happening of any contingency).

                  "Waivable Prepayment" has the meaning assigned to that term in
Section 4.5(c).

                  "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding principal amount of such Indebtedness into (b) the total of the product obtained by multiplying (x) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof by (y) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment.

                  "Wholly-Owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person, all of the outstanding shares of capital stock of which (other than qualifying shares required to be owned by directors) are at the time owned directly or indirectly by such Person and/or one or more Wholly-Owned Subsidiaries of such Person.

                  "written" or "in writing" means any form of written communication or a communication by means of telecopier device or authenticated telex, telegraph or cable.

                  The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. The words "herein," "hereof" and words of similar import as used in this Agreement shall refer to this Agreement as a whole and not to any particular provision in this Agreement. References to "Articles", "Sections", "paragraphs", "Exhibits" and "Schedules" in this Agreement shall refer to Articles, Sections, paragraphs, Exhibits and Schedules of this Agreement unless otherwise expressly provided; references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

         1.2 Accounting Terms; Financial Statements.

                  (a) All accounting terms used herein but not expressly defined in this Agreement shall have respective meanings given to them in accordance with GAAP in effect on the date hereof in the United States of America. Except as otherwise expressly provided herein, all computations and determinations for purposes of determining compliance with the financial requirements of this Agreement shall be made in accordance with GAAP in effect on the date hereof in the United States of America and on a basis consistent with the presentation of the financial statements and projections delivered pursuant to, or otherwise referred to in, Sections 6.5(a) and 6.5(e). Notwithstanding the foregoing sentence, the financial statements required to be delivered pursuant to Section
7.1 shall be prepared in accordance with GAAP in the United States of America as in effect on the respective dates of their preparation. Unless otherwise provided for herein, wherever any computation is to be made with respect to any Person and its Subsidiaries, such computation shall be made so as to exclude all items of income, assets and liabilities attributable to any Person which is not a Subsidiary of such Person. For purposes of the financial terms set forth herein, including, without limitation, for all purposes under Article IX, whenever a reference is made to a determination which is required to be made on a consolidated basis (whether in accordance with GAAP or otherwise) for Company and its Subsidiaries, such determination shall be made as if any Permitted Aerospace JV and each member of the BAP Group were wholly-owned by a Person not an Affiliate of Company.

                  (b) For purposes of computing the Fixed Charge Coverage Ratio, Interest Coverage Ratio, Leverage Ratio, Most Recent Leverage Ratio and Senior Secured Leverage Ratio, as of the end of any Test Period, all components of such ratios for the applicable Test Period shall include or exclude, as the case may be, without duplication, such components of such ratios attributable to any business or assets that have been acquired or disposed of by Company or any Subsidiary of Company (including through mergers or consolidations) after the first day of such Test Period and prior to the end of such Test Period on a Pro Forma Basis as determined in good faith by Company and certified to by a Responsible Officer of Company to Administrative Agent.

                  1.3 Calculation of Exchange Rate. On each Exchange Rate Determination Date, Administrative Agent or Canadian Administrative Agent, as applicable, shall (a) determine the Exchange Rate as of such Exchange Rate Determination Date and (b) give notice thereof to each Borrower and to each Lender that shall have requested such information. The Exchange Rates so determined shall become effective on the first Business Day immediately following the relevant Exchange Rate Determination Date (each, a "Reset Date") and shall remain effective until the next succeeding Reset Date, and shall for all purposes of this Agreement (other than any provision expressly requiring the use of a current Exchange Rate) be the Exchange Rate employed in converting amounts between Dollars and Canadian Dollars or Alternative Currencies.

                                   ARTICLE II

                           AMOUNT AND TERMS OF CREDIT

         2.1 The Commitments.

                  (a) Term Loans.

                           (i) Term A Loans. Each Term A Lender, severally and
for itself alone, hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, to make a loan (each such loan, a "Term A Loan" and collectively, the "Term A Loans") to European Holdco on the Initial Borrowing Date in an aggregate principal amount equal to the Term A Commitment of such Term A Lender. The Term A Loans (i) shall be incurred by European Holdco pursuant to a single drawing, which shall be on the Initial Borrowing Date, (ii) shall be denominated (euro)120,000,000 in Euros and (pound)79,000,000 in Sterling and (iii) shall be made as Eurocurrency Loans with Interest Periods of seven days and shall be maintained as Eurocurrency Loans, provided that except as permitted by Administrative Agent in its sole discretion, no incurrences of, or conversions into, Term A Loans maintained as Eurocurrency Loans with an Interest Period in excess of seven days (with all such Interest Periods ending on the same day during such period) may be effected prior to the earlier of (1) the 60th day after the Initial Borrowing Date and
(2) that date (the "Syndication Date") upon which Administrative Agent determines in its sole discretion (and notifies Company) that the primary syndication (and resultant additions of institutions as Lenders pursuant to Section 12.8(c)) has been completed. Each Term A Lender's Term A Commitment shall expire immediately and without further action on the Initial Borrowing Date if the Term Loans are not made on the Initial Borrowing Date. No amount of a Term A Loan which is repaid or prepaid by European Holdco may be reborrowed hereunder.

                           (ii) Term B Dollar Loans. Each Term B Dollar Lender,
severally and for itself alone, hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, to make a loan (each such loan, a "Term B Dollar Loan" and collectively, the "Term B Dollar Loans") to Company on the Initial Borrowing Date in an aggregate principal amount equal to the Term B Dollar Commitment of such Term B Dollar Lender. The Term B Dollar Loans (i) shall be incurred by Company pursuant to a single drawing, which shall be on the Initial Borrowing Date, (ii) shall be denominated in Dollars and (iii) shall be made as Base Rate Loans and, except as hereinafter provided, may, at the option of Company, be maintained as and/or converted into Base Rate Loans or Eurocurrency Loans, provided that, (x) all Term B Dollar Loans made by the Term B Dollar Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Term B Dollar Loans of the same Type and (y) except as permitted by Administrative Agent in its sole discretion, no incurrences of, or conversions into, Term B Dollar Loans maintained as Eurocurrency Loans may be effected prior to the earlier of (1) the 60th day after the Initial Borrowing Date and (2) Syndication Date. Each Term B Dollar Lender's Term B Dollar Commitment shall expire immediately and without further action on the Initial Borrowing Date if the Term Loans are not made on the Initial Borrowing Date. No amount of a Term B Dollar Loan which is repaid or prepaid by Company may be reborrowed hereunder.

                           (iii) Term B Euro Loans. Each Term B Euro Lender,
severally and for itself alone, hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, to make a loan (each such loan, a "Term B Euro Loan" and collectively, the "Term B Euro Loans") to European Holdco on the Initial Borrowing Date in an aggregate principal amount equal to the Term B Euro Commitment of such Term B Euro Lender. The Term B Euro Loans (i) shall be incurred by European Holdco pursuant to a single drawing, which shall be on the Initial Borrowing Date, (ii) shall be denominated in Euros and (iii) shall be made as Eurocurrency Loans with Interest Periods of seven days (with all such Interest Periods ending on the same day during such period) and shall be maintained as Eurocurrency Loans, provided that, except as permitted by Administrative Agent in its sole discretion, no incurrences of, or conversions into, Term B Euro Loans maintained as Eurocurrency Loans with an Interest Period in excess of seven days may be effected prior to the earlier of
(1) the 60th day after the Initial Borrowing Date and (2) the Syndication Date. Each Term B Euro Lender's Term B Euro Commitment shall expire immediately and without further action on the Initial Borrowing Date if the Term Loans are not made on the Initial Borrowing Date. No amount of a Term B Euro Loan which is repaid or prepaid by European Holdco may be reborrowed hereunder.

                   (b) Multicurrency Revolving Loans. Each Multicurrency Revolving Lender, severally and for itself alone, hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, to make loans to Company, European Holdco and Subsidiary Borrowers denominated in Dollars or an Alternative Currency on a revolving basis from time to time during the Commitment Period, in an amount not to exceed its Multicurrency Revolver Pro Rata Share of (a) with respect to all Borrowers, the Total Available Multicurrency Revolving Commitment and (b) with respect to any applicable Borrower, such Borrower's Available Multicurrency Revolver Sublimit (each such loan by any Lender, a "Multicurrency Revolving Loan" and collectively, the "Multicurrency Revolving Loans"). All Multicurrency Revolving Loans comprising the same Borrowing hereunder shall be made by the Multicurrency Revolving Lenders simultaneously and in proportion to their respective Multicurrency Revolving Commitments. Prior to the Multicurrency Revolver Termination Date, Multicurrency Revolving Loans may be repaid and reborrowed by Company, European Holdco and Subsidiary Borrowers in accordance with the provisions hereof and, except as otherwise specifically provided herein (i) all Multicurrency Revolving Loans comprising the same Borrowing shall at all times be of the same Type and (ii) no Multicurrency Revolving Loans incurred or maintained as Eurocurrency Loans may have Interest Periods in excess of seven days, except as permitted by Administrative Agent in its sole discretion, if incurred prior to the earlier of (1) the 60th day after the Initial Borrowing Date and (2) the Syndication Date (with all such Interest Periods ending on the same day during such period).

                  (c) Swing Line Loans.

                           (i) Swing Line Commitment.

                                    (1) U.S. Swing Line. Subject to the terms
                           and conditions hereof, the U.S. Swing Line Lender in its individual capacity agrees to make swing line loans in Dollars ("U.S. Swing Line Loans") to Company on any Business Day from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding that, when added to the Dollar Equivalent of the principal amount of European Swing Line Loans then outstanding, do not exceed $40,000,000; provided, however, that in no event may the amount of any Borrowing of U.S. Swing Line Loans
                           (A) exceed the Total Available Multicurrency
                           Revolving Commitment immediately prior to such Borrowing (after giving effect to the use of proceeds thereof) or (B) cause the outstanding Multicurrency Revolving Loans of any Lender, when added to such Lender's Multicurrency Revolver Pro Rata Share of the then outstanding Swing Line Loans and Multicurrency Revolver Pro Rata Share of the aggregate LC Obligations (exclusive of Unpaid Drawings relating to LC Obligations which are repaid with the proceeds of, and simultaneously with the incurrence of, Multicurrency Revolving Loans or Swing Line Loans) to exceed such Lender's Multicurrency Revolving Commitment. Amounts borrowed by Company under this
                           Section 2.1(c)(i)(1) may be repaid and, to but excluding the Multicurrency Revolver Termination Date, reborrowed. The U.S. Swing Line Loans shall be made in Dollars and maintained as Base Rate Loans and, notwithstanding Section 2.6, shall not be entitled to be converted into any other Type of Loan.

                                    (2) European Swing Line. Subject to the
                           terms and conditions hereof, the European Swing Line Lender in its individual capacity agrees to make swing line loans in Alternative Currencies ("European Swing Line Loans") to Company, European Holdco or any Subsidiary Borrower on any Business Day from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding that, when added to the principal amount of U.S. Swing Line Loans then outstanding do not to exceed the Dollar Equivalent of $40,000,000; provided, however, that in no event may the amount of any Borrowing of European Swing Line Loans (A) exceed the Total Available Multicurrency Revolving Commitment immediately prior to such Borrowing (after giving effect to the use of proceeds thereof), (B) exceed the Available Multicurrency Revolver Sublimit for such Borrower immediately prior to such Borrowing or (C) cause the outstanding Multicurrency Revolving Loans of any Lender, when added to such Lender's Multicurrency Revolver Pro Rata Share of the then outstanding Swing Line Loans and Multicurrency Revolver Pro Rata Share of the aggregate LC Obligations (exclusive of Unpaid Drawings relating to LC Obligations which are repaid with the proceeds of, and simultaneously with the incurrence of, Multicurrency Revolving Loans or Swing Line Loans) to exceed such Lender's Multicurrency Revolving Commitment. Amounts borrowed under this
                           Section 2.1(c)(i)(2) may be repaid and, to but excluding the Multicurrency Revolver Termination Date, reborrowed. The European Swing Line Loans shall be made in Alternative Currencies and maintained as Overnight Rate Loans and, notwithstanding Section 2.6, shall not be entitled to be converted into any other Type of Loan.

                           (ii) Refunding of Swing Line Loans. Each Swing Line
Lender, at any time in its sole and absolute discretion, may on behalf of the applicable Borrower (which hereby irrevocably directs each Swing Line Lender to so act on its behalf) notify each Multicurrency Revolving Lender (including such Swing Line Lender) to make a Multicurrency Revolving Loan in the Applicable Currency in an amount equal to such Lender's Multicurrency Revolver Pro Rata Share of the principal amount of the applicable Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice is given; provided, however, that such notice shall be deemed to have automatically been given upon the occurrence of an Event of Default under Section 10.1(e) or 10.1(f). Unless any of the events described in Section 10.1(e) or 10.1(f) shall have occurred (in which event the procedures of Section 2.1(c)(iii) shall apply) and regardless of whether the conditions precedent set forth in this Agreement to the making of a Multicurrency Revolving Loan are then satisfied, each Multicurrency Revolving Lender shall make the proceeds of its Multicurrency Revolving Loan available to the applicable Swing Line Lender at the Payment Office prior to 11:00 a.m., New York City time, in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Multicurrency Revolving Loans shall be immediately applied to repay the Refunded Swing Line Loans.

                           (iii) Participation in Swing Line Loans. If, prior to
refunding a Swing Line Loan with a Multicurrency Revolving Loan pursuant to
Section 2.1(c)(ii), an Event of Default under Section 10.1(e) or 10.1(f) shall have occurred and be continuing, or if for any other reason a Multicurrency Revolving Loan cannot be made pursuant to Section 2.1(c)(ii), then, subject to the provisions of Section 2.1(c)(iv) below, each Multicurrency Revolving Lender will, on the date such Multicurrency Revolving Loan was to have been made, purchase (without recourse or warranty) from the applicable Swing Line Lender an undivided participation interest in the Swing Line Loan in an amount equal to its Multicurrency Revolver Pro Rata Share of such Swing Line Loan. Upon request, each Multicurrency Revolving Lender will immediately transfer to the applicable Swing Line Lender, in immediately available funds, the amount of its participation and upon receipt thereof such Swing Line Lender will deliver to such Multicurrency Revolving Lender a Swing Line Loan Participation Certificate dated the date of receipt of such funds and in such amount.

                           (iv) Lenders' Obligations Unconditional. Each
Lender's obligation to make Multicurrency Revolving Loans in accordance with
Section 2.1(c)(ii) and to purchase participating interests in accordance with
Section 2.1(c)(iii) above shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against any Swing Line Lender, any Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of any Event of Default or Unmatured Event of Default; (C) any adverse change in the condition (financial or otherwise) of any Borrower or any other Person; (D) any breach of this Agreement by any Borrower or any other Person; (E) any inability of any Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which such participating interest is to be purchased or (F) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If any Lender does not make available to the applicable Swing Line Lender the amount required pursuant to Section 2.1(c)(ii) or (iii) above, as the case may be, such Swing Line Lender shall be entitled to recover such amount on demand from such Lender, together with interest thereon for each day from the date of non-payment until such amount is paid in full at the Federal Funds Rate for the first two Business Days and at the Base Rate thereafter. Notwithstanding the foregoing provisions of this Section 2.1(c)(iv), no Lender shall be required to make a Multicurrency Revolving Loan to any Borrower for the purpose of refunding a Swing Line Loan pursuant to Section 2.1(c)(ii) above or to purchase a participating interest in a Swing Line Loan pursuant to Section 2.1(c)(iii) if an Event of Default or Unmatured Event of Default has occurred and is continuing and, prior to the making by the applicable Swing Line Lender of such Swing Line Loan, such Swing Line Lender has received written notice from such Lender specifying that such Event of Default or Unmatured Event of Default has occurred and is continuing, describing the nature thereof and stating that, as a result thereof, such Lender shall cease to make such Refunded Swing Line Loans and purchase such participating interests, as the case may be; provided, however, that the obligation of such Lender to make such Refunded Swing Line Loans and to purchase such participating interests shall be reinstated upon the earlier to occur of (y) the date upon which such Lender notifies such Swing Line Lender that its prior notice has been withdrawn and (z) the date upon which the Event of Default or Unmatured Event of Default specified in such notice no longer is continuing.

         2.2 Notes.

                  (a) Evidence of Indebtedness. At the request of any Lender, each respective Borrower's obligation to pay the principal of and interest on all the Loans made to each of them by each Lender shall be evidenced, (1) if Term A Loans, by a promissory note (each, a "Term A Note" and, collectively, the "Term A Notes") duly executed and delivered by European Holdco substantially in the form of Exhibit 2.2(a)(1) hereto, with blanks appropriately completed in conformity herewith, (2) if Term B Dollar Loans, by a promissory note (each, a "Term B Dollar Note" and, collectively, the "Term B Dollar Notes") duly executed and delivered by Company substantially in the form of Exhibit 2.2(a)(2) hereto, with blanks appropriately completed in conformity herewith, (3) if Term B Euro Loans, by a promissory note (each, a "Term B Euro Note" and, collectively, the "Term B Euro Notes") duly executed and delivered by European Holdco substantially in the form of Exhibit 2.2(a)(3) hereto, with blanks appropriately completed in conformity herewith, (4) if Multicurrency Revolving Loans, by a promissory note (each, a "Multicurrency Revolving Note" and, collectively, the "Multicurrency Revolving Notes") duly executed and delivered by Company, European Holdco and Subsidiary Borrowers substantially in the form of Exhibit 2.2(a)(4) hereto, with blanks appropriately completed in conformity herewith,
(5) if U.S. Swing Line Loans, by a promissory note (the "U.S. Swing Line Note" duly executed and delivered by Company substantially in the form of Exhibit 2.2(a)(5) hereto, with blanks appropriately completed in conformity herewith, and (6) if European Swing Line Loans, by a promissory note (the "European Swing Line Note" duly executed and delivered by Company, European Holdco and each Subsidiary Borrower substantially in the form of Exhibit 2.2(a)(6) hereto, with the blanks appropriately completed in conformity herewith.

                  (b) Notation of Payments. Each Lender will note on its internal records the amount of each Loan made by it, the Applicable Currency and each payment in respect thereof and will, prior to any transfer of any of its Notes, endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation shall not affect any Borrowers' or any Guarantor's obligations hereunder or under the other applicable Loan Documents in respect of such Loans.

         2.3 Minimum Amount of Each Borrowing; Maximum Number of Borrowings. The aggregate principal amount of each Borrowing by any Borrower hereunder shall be not less than the Minimum Borrowing Amount and, if greater, shall be in Minimum Borrowing Multiples (other than Swing Line Loans which may be in any amount over the Minimum Borrowing Amount) above such minimum (or, if less, the then Total Available Multicurrency Revolving Commitment). More than one Borrowing may be incurred on any date, provided that, unless approved by Administrative Agent, at no time shall there be outstanding more than six Borrowings of Eurocurrency Loans under any Term Facility, or more than twelve Borrowings of Eurocurrency Loans under the Multicurrency Revolving Loan Facility.

         2.4 Borrowing Options. The Term Loans denominated in Dollars and Multicurrency Revolving Loans shall, at the option of Borrowers except as otherwise provided in this Agreement, be (i) Base Rate Loans, (ii) Eurocurrency Loans, or (iii) part Base Rate Loans and part Eurocurrency Loans. The Term Loans denominated in Euro and/or Sterling shall be Eurocurrency Loans. As to any Eurocurrency Loan, any Lender may, if it so elects, fulfill its commitment by causing a foreign branch or affiliate with reasonable and appropriate capacities to fund such currency and without any increased cost to Borrowers to make or continue such Loan, provided that, in such event the funding of that Lender's Loan shall, for the purposes of this Agreement, be considered to be the obligation of or to have been made by that Lender and the obligation of the applicable Borrower to repay that Lender's Loan shall nevertheless be to that Lender and shall be deemed held by that Lender, for the account of such branch or affiliate.

         2.5 Notice of Borrowing. Whenever Company, European Holdco or any Subsidiary Borrower desires to make a Borrowing of any Loan (other than a Swing Line Loan) hereunder, Company and the applicable Borrower shall give Administrative Agent at its Notice Address at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing), given not later than 1:00 p.m. (New York City time) of each Base Rate Loan, and at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing), given not later than 1:00 p.m. (New York City time), of each Eurocurrency Loan to be made hereunder; provided, however, that a Notice of Borrowing with respect to Borrowings to be made on the date hereof may, at the discretion of Administrative Agent, be delivered later than the time specified above. Whenever Company desires that U.S. Swing Line Lender make a U.S. Swing Line Loan under Section 2.1(c)(i)(1), it shall deliver to U.S. Swing Line Lender prior to 1:00 p.m. (New York City time) on the date of such Borrowing written notice (or telephonic notice promptly confirmed in writing). Whenever any Borrower (other than Canadian Borrower) desires that European Swing Line Lender make a European Swing Line Loan under Section 2.1(c)(i)(2), Company and the applicable Borrower shall deliver to European Swing Line Lender prior to 1:00 p.m. (London time) on the date of such Borrowing written notice (or telephone notice promptly confirmed in writing). Each such notice (each a "Notice of Borrowing"), which shall be in the form of Exhibit 2.5 hereto, shall be irrevocable, shall be deemed a representation by Company and the applicable Borrower that all conditions precedent to such Borrowing have been satisfied and shall specify (i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing (stated in the relevant currency), (ii) the date of Borrowing (which shall be a Business Day) and (iii) whether the Loans being made pursuant to such Borrowing are to be Swing Line Loans and, if not, whether such Loans are to be Base Rate Loans or Eurocurrency Loans and, with respect to Eurocurrency Loans, the Interest Period and Applicable Currency to be applicable thereto. Administrative Agent shall as promptly as practicable give each Lender written or telephonic notice (promptly confirmed in writing) of each proposed Borrowing, of such Lender's Pro Rata Share thereof and of the other matters covered by the Notice of Borrowing. Without in any way limiting Company and the applicable Borrower's obligation to confirm in writing any telephonic notice, Administrative Agent or the Swing Line Lender (in the case of Swing Line Loans) or the respective Facing Agent (in the case of Letters of Credit) may act without liability upon the basis of telephonic notice believed by Administrative Agent in good faith to be from a Responsible Officer of Company and the applicable Borrower prior to receipt of written confirmation. Administrative Agent's records shall, absent manifest error, be final, conclusive and binding on Borrowers with respect to evidence of the terms of such telephonic Notice of Borrowing. Borrowers hereby agree not to dispute Administrative Agent's, DB's or such Facing Agent's record of the time of telephonic notice.

         2.6 Conversion or Continuation. Any Borrower may elect (i) on any Business Day to convert Base Rate Loans or any portion thereof to Eurocurrency Loans, (ii) at the end of any Interest Period with respect thereto, to convert Loans denominated in Dollars that are Eurocurrency Loans or any portion thereof into Base Rate Loans or to continue such Eurocurrency Loans or any portion thereof for an additional Interest Period and (iii) at the end of any Interest Period with respect thereto, to continue Loans denominated in an Alternative Currency for an additional Interest Period; provided, however, that the aggregate principal amount of the Eurocurrency Loans for each Interest Period therefor must be in an aggregate principal amount equal to the Minimum Borrowing Amount for Eurocurrency Loans or Minimum Borrowing Multiples in excess thereof. Each continuation of Loans shall be allocated among the Loans in the applicable Facility of the applicable Lenders in accordance with their respective Pro Rata Shares. Each such election shall be in substantially the form of Exhibit 2.6 hereto (a "Notice of Conversion or Continuation") and shall be made by giving Administrative Agent at least three Business Days' (or one Business Day in the case of a conversion into Base Rate Loans or three Business Days' in the case of continuation of a Loan denominated in Euros) prior written notice thereof to the Notice Address given not later than 1:00 p.m. (New York City time) specifying
(i) the amount and type of conversion or continuation, (ii) in the case of a conversion to or a continuation of Eurocurrency Loans, the Interest Period therefor and (iii) in the case of a conversion, the date of conversion (which date shall be a Business Day). Notwithstanding the foregoing, no conversion in whole or in part of Base Rate Loans to Eurocurrency Loans, and no continuation in whole or in part of Eurocurrency Loans (other than Alternative Currency Loans), shall be permitted at any time at which an Unmatured Event of Default or an Event of Default shall have occurred and be continuing. The applicable Borrower shall not be entitled to specify an Interest Period in excess of 30 days, for any Alternative Currency Loan if an Unmatured Event of Default or an Event of Default has occurred and is continuing. If, within the time period required under the terms of this Section 2.6, Administrative Agent does not receive a Notice of Conversion or Continuation from the applicable Borrower containing a permitted election to continue any Eurocurrency Loans for an additional Interest Period or to convert any such Loans, then, upon the expiration of the Interest Period therefor, such Loans will be automatically converted to Base Rate Loans or, in the case of an Alternative Currency Loan, Eurocurrency Loans in the same Applicable Currency with an Interest Period of one month. Each Notice of Conversion or Continuation shall be irrevocable.

         2.7 Disbursement of Funds. No later than 12:00 p.m. (local time at the place the applicable Borrower receives funding) on the date specified in each Notice of Borrowing (3:30 p.m. local time at the place of funding in the case of Swing Line Loans), each Lender will make available its Pro Rata Share of Loans of the Borrowing requested to be made on such date in the Applicable Currency and in immediately available funds, at the Payment Office (for the account of such non-U.S. office of Administrative Agent as Administrative Agent may direct in the case of Eurocurrency Loans) and Administrative Agent will make available to the applicable Borrower at its Payment Office the aggregate of the amounts so made available by the Lenders not later than 2:00 p.m. (local time in the place of payment), or in the case of Swing Line Loans, 3:30 p.m. (local time in the place of payment). Unless Administrative Agent shall have been notified by any Lender at least one Business Day prior to the date of Borrowing that such Lender does not intend to make available to Administrative Agent such Lender's portion of the Borrowing to be made on such date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such date of Borrowing and Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. If such corresponding amount is not in fact made available to Administrative Agent by such Lender on the date of Borrowing, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify the applicable Borrower and, if so notified, the applicable Borrower shall immediately pay such corresponding amount to Administrative Agent. Administrative Agent shall also be entitled to recover from the applicable Borrower interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by Administrative Agent to such Borrower to the date such corresponding amount is recovered by Administrative Agent, at a rate per annum equal to the rate for Base Rate Loans or Eurocurrency Loans, as the case may be, applicable during the period in question; provided, however, that any interest paid to Administrative Agent in respect of such corresponding amount shall be credited against interest payable by such Borrower to such Lender under Section 3.1 in respect of such corresponding amount. Any amount due hereunder to Administrative Agent from any Lender which is not paid when due shall bear interest payable by such Lender, from the date due until the date paid, at the Federal Funds Rate for amounts in Dollars (and, at Administrative Agent's cost of funds for amounts in any Alternative Currency) for the first three days after the date such amount is due and thereafter at the Federal Funds Rate (or such cost of funds rate) plus 1%, together with Administrative Agent's standard interbank processing fee. Further, such Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans, amounts due with respect to its Letters of Credit (or its participations therein) and any other amounts due to it hereunder first to Administrative Agent to fund any outstanding Loans made available on behalf of such Lender by Administrative Agent pursuant to this Section 2.7 until such Loans have been funded (as a result of such assignment or otherwise) and then to fund Loans of all Lenders other than such Lender until each Lender has outstanding Loans equal to its Pro Rata Share of all Loans (as a result of such assignment or otherwise). Such Lender shall not have recourse against any Borrower with respect to any amounts paid to Administrative Agent or any Lender with respect to the preceding sentence, provided that, such Lender shall have full recourse against Borrowers to the extent of the amount of such Loans it has so been deemed to have made. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights which any Borrower may have against the Lender as a result of any default by such Lender hereunder.

         2.8 Utilization of Multicurrency Revolving Commitments in an Alternative Currency.

                  (a) Administrative Agent will determine the Dollar Equivalent amount with respect to any (i) Borrowing of Multicurrency Revolving Loans comprised of Alternative Currency Loans as of the requested date of Borrowing,
(ii) outstanding Alternative Currency Loans that are Multicurrency Revolving Loans as of the last Business Day of each month and (iii) outstanding Alternative Currency Loans on the date of any prepayment pursuant to Section 4.3 or 4.4 (each such date under clauses (i) through (ii) a "Computation Date"). Upon receipt of any Notice of Borrowing of Multicurrency Revolving Loans, Administrative Agent will promptly notify each Multicurrency Revolving Lender thereof and of the amount of such Lender's Multicurrency Revolver Pro Rata Share of the Borrowing. In the case of a Borrowing comprised of Alternative Currency Loans, such notice will provide the approximate amount of each Lender's Multicurrency Revolver Pro Rata Share of the Borrowing, and Administrative Agent will, upon the determination of the Dollar Equivalent amount of the Borrowing as specified in the Notice of Borrowing, promptly notify each Lender of the exact amount of such Lender's Multicurrency Revolver Pro Rata Share of the Borrowing.

                  (b) Notwithstanding anything herein to the contrary, during the existence of an Event of Default, upon the request of the Majority Lenders, all or any part of any outstanding Multicurrency Revolving Loans that are Alternative Currency Loans shall be redenominated and converted into Base Rate Loans in Dollars with effect from the last day of the Interest Period with respect to any such Alternative Currency Loans. Administrative Agent will promptly notify the applicable Borrower of any such redenomination and conversion request.

         2.9 Additional Facility.

                  (a) Borrowers shall have the right at any time (so long as (x) no Unmatured Event of Default or Event of Default then exists and (y) Borrowers shall have delivered to Administrative Agent a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding the incurrence described below (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to Section 7.1) giving pro forma effect to such incurrence and evidencing compliance with the covenants set forth in Article IX and a pro forma Senior Secured Leverage Ratio of not more than 2.25:1.0 as of the last day of such period), and from time to time after the Syndication Date to incur from one or more existing Lenders and/or other Persons that are Eligible Assignees and which, in each case, agree to make such loans to the applicable Borrower, loans and commitments to make loans in an aggregate principal amount not to exceed $300,000,000 (or the Dollar Equivalent thereof at the time of funding), which loans may be incurred as one or more tranches of additional term loans (the "Additional Term Loans") as determined by Administrative Agent that are pari passu in all respects to the Term Loans made pursuant to Section 2.1(a) under a facility that would provide that the Additional Term Loans would have a Weighted Average Life to Maturity of not less than the Term Loan with the then longest Weighted Average Life to Maturity and a final maturity no earlier than latest Term Maturity Date; provided, that (i) the terms and conditions of any Additional Term Loans shall be substantially similar to those applicable to the existing Term Loan Facilities and (ii) the applicable margins (which, for such purposes only, shall be deemed to include all upfront or similar fees or original issue discount (amortized over the life of such loan) payable to all Lenders providing such Additional Term Loans, but exclusive of any arrangement, structuring or other fees payable in connection therewith that are not shared with all Lenders providing such Additional Term Loans) determined as of the initial funding date for such Additional Term Loans shall not be greater than 0.50% above the applicable margins then in effect for Term B Dollar Loans or Term B Euro Loans, as applicable based on the currency of the Additional Term Loan (which, for such purposes only, shall be deemed to include all upfront or similar fees or original issue discount (amortized over the life of such loan) paid to all Term B Dollar Lenders or Term B Euro Lenders, as applicable based on the currency of the Additional Term Loans as of the initial funding date for such Additional Term Loans, but exclusive of any arrangement, structuring or other fees payable in connection therewith that are not shared with all Term B Dollar Lenders).

                  (b) In the event that any Borrower desires to incur Additional Term Loans, such Borrower will enter into an amendment with the lenders (who shall by execution thereof become Lenders hereunder if not theretofore Lenders) to provide for such Additional Term Loans, which amendment shall set forth any terms and conditions of the Additional Term Loans not covered by this Agreement as agreed by the applicable Borrower and such Lenders, and shall provide for the issuance of promissory notes to evidence the Additional Term Loans if requested by the lenders advancing Additional Term Loans (which notes shall constitute Term Notes for purposes of this Agreement), with such amendment to be in form and substance reasonably acceptable to Administrative Agent and consistent with the terms of this Section 2.9(b) and of the other provisions of this Agreement. No consent of any Lender (other than any Lender making Additional Term Loans) is required to permit the Loans contemplated by this Section 2.9(b) or the aforesaid amendment to effectuate the Additional Term Loans. This section shall supercede any provisions contained in this Agreement, including, without limitation, Section 12.1, to the contrary.

         2.10 Letters of Credit.

                  (a) Letters of Credit Commitments. Subject to and upon the terms and conditions herein set forth, Company may request, on behalf of itself, European Holdco or any Subsidiary Borrower, that any Facing Agent issue, at any time and from time to time on and after the Initial Borrowing Date, and prior to the 30th Business Day preceding the Multicurrency Revolver Termination Date, for the account of such Borrower and for the benefit of any holder (or any trustee, agent or other similar representative for any such holder) of LC Supportable Indebtedness of any Borrower or any of its Subsidiaries, an irrevocable standby letter of credit, in a form customarily used by such Facing Agent, or in such other form as has been approved by such Facing Agent (each such standby letter of credit, a "Letter of Credit") in support of such LC Supportable Indebtedness, provided, however, no Letter of Credit shall be issued the Stated Amount of which, (1) when added to the LC Obligations (exclusive of Unpaid Drawings relating to Letters of Credit which are repaid on or prior to the date of, and prior to the issuance of, the respective Letter of Credit) at such time, would exceed either (x) the Dollar Equivalent of $150,000,000 or (y) when added to the Dollar Equivalent of the aggregate principal amount of all Multicurrency Revolving Loans and Swing Line Loans, then outstanding with respect to all Borrowers, the Multicurrency Revolving Commitments at such time or (2) when added to the Dollar Equivalent of the aggregate principal amount of all Multicurrency Revolving Loans, LC Obligations and Swing Line Loans of such Borrower, such Borrower's Available Multicurrency Revolver Sublimit.

                  (b) Obligation of Facing Agent to Issue Letter of Credit. Each Facing Agent may agree, in its sole discretion, that it will (subject to the terms and conditions contained herein), at any time and from time to time on or after the Initial Borrowing Date and prior to the Multicurrency Revolver Termination Date, following its receipt of the respective Letter of Credit Request, issue for the account of Company, European Holdco or any Subsidiary Borrower one or more Letters of Credit in support of such LC Supportable Indebtedness of any Borrower or any of its Subsidiaries as is permitted to remain outstanding without giving rise to an Event of Default or Unmatured Event of Default hereunder, provided that, the respective Facing Agent shall be under no obligation to issue any Letter of Credit of the types described above if at the time of such issuance:

                           (i) any order, judgment or decree of any Governmental
Authority or arbitrator shall purport by its terms to enjoin or restrain such Facing Agent from issuing such Letter of Credit or any Requirement of Law applicable to such Facing Agent from any Governmental Authority with jurisdiction over such Facing Agent shall prohibit, or request that such Facing Agent refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Facing Agent with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Facing Agent is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Facing Agent as of the date hereof and which such Facing Agent in good faith deems material to it; or

                           (ii) such Facing Agent shall have received notice
from any Lender prior to the issuance of such Letter of Credit of the type described in Section 2.10(b)(ii)(A)(v).

                                    (A) Notwithstanding the foregoing, (i)
except as set forth on Schedule 2.10(j), each Letter of Credit shall have an expiry date occurring not later than one year after such Letter of Credit's date of issuance, provided that, any Letter of Credit may be automatically extendable for periods of up to one year so long as such Letter of Credit provides that the respective Facing Agent retains an option satisfactory to such Facing Agent, to terminate such Letter of Credit within a specified period of time prior to each scheduled extension date; (ii) no Letter of Credit shall have an expiry date occurring later than the 10th Business Day prior to the Multicurrency Revolver Termination Date; (iii) each Letter of Credit shall be denominated in Dollars or, in the respective Facing Agent's sole discretion, Alternative Currency and be payable on a sight basis; (iv) the Stated Amount of each Letter of Credit shall not be less than the Dollar Equivalent of $100,000 or such lesser amount as is acceptable to the respective Facing Agent; and (v) no Facing Agent will issue any Letter of Credit after it has received written notice from the applicable Borrower or the Required Lenders stating that an Event of Default or Unmatured Event of Default exists until such time as such Facing Agent shall have received a written notice of (x) rescission of such notice from the party or parties originally delivering the same or (y) a waiver of such Event of Default or Unmatured Event of Default by the Required Lenders (or all the Lenders to the extent required by Section 12.1).

                                    (B) Notwithstanding the foregoing, in the
event a Lender Default exists, no Facing Agent shall be required to issue any Letter of Credit unless the respective Facing Agent has entered into arrangements satisfactory to it and the applicable Borrower to eliminate such Facing Agent's risk with respect to the participation in Letters of Credit of the Defaulting Lender or Lenders, including by cash collateralizing such Defaulting Lender or Lenders' applicable Multicurrency Revolver Pro Rata Share of the applicable LC Obligations.

                  (c) Letter of Credit Requests; Notices of Issuance. Whenever Company, European Holdco or any Subsidiary Borrower desires that a Letter of Credit be issued, Company shall give Administrative Agent and the respective Facing Agent written notice thereof prior to 1:00 p.m. (New York City time) at least five Business Days (or such shorter period as may be acceptable to such Facing Agent) prior to the proposed date of issuance (which shall be a Business
Day) which written notice shall be in the form of Exhibit 2.10(c) (each a "Letter of Credit Request") and may be submitted via facsimile to the respective Facing Agent (who may rely upon such facsimile if it were an original thereof). Each such notice shall specify (A) the proposed issuance date and expiration date, (B) the name(s) of each obligor with respect to such Letter of Credit, (C) the applicable Borrower as the account party, (D) the name and address of the beneficiary (which Person shall be acceptable to the respective Facing Agent),
(E) the Stated Amount in Dollars or the Alternative Currency of such proposed Letter of Credit and (F) the purpose of such Letter of Credit (which shall be acceptable to Agent and the respective Facing Agent) and such other information as such Facing Agent may reasonably request. In addition, each Letter of Credit Request shall contain a general description of the terms and conditions to be included in such proposed Letter of Credit (all of which terms and conditions shall be acceptable to the respective Facing Agent). Unless otherwise specified, all Letters of Credit will be governed by the Uniform Customs and Practices for Documentary Credit Operations as in effect on the date of issuance of such Letter of Credit. Each Letter of Credit Request shall include any other documents as the respective Facing Agent customarily requires in connection therewith. Each Facing Agent shall, promptly after the issuance of or amendment or modification to a Letter of Credit, give Administrative Agent and the applicable Borrower written notice of the issuance, amendment or modification of such Letter of Credit, accompanied by a copy of such issuance, amendment or modification. Promptly upon receipt of such notice, Administrative Agent shall give each Multicurrency Revolving Lender written notice of such issuance, amendment or modification, and if so requested by any Multicurrency Revolving Lender, Administrative Agent shall provide such Multicurrency Revolving Lender with copies of such issuance, amendment or modification.

                  (d) Agreement to Repay Letter of Credit Payments.

                           (i) Company hereby agrees to reimburse (or cause the
applicable Borrower to reimburse) the respective Facing Agent, by making payment to Administrative Agent in immediately available funds in Dollars at the Payment Office, for any payment or disbursement made by such Facing Agent under and in accordance with any Letter of Credit (each such amount so paid or disbursed until reimbursed, an "Unpaid Drawing"), no later than one Business Day after the date on which Company receives notice of such payment or disbursement (if such Unpaid Drawing was in an Alternative Currency, then in the Dollar Equivalent amount of such Unpaid Drawing), with interest on the amount so paid or disbursed by such Facing Agent, to the extent not reimbursed prior to 12:00 Noon (New York City time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Facing Agent is reimbursed therefor by Company at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Base Rate Margin; provided, however, that, anything contained in this Agreement to the contrary notwithstanding, (i) unless Company shall have notified Administrative Agent and the applicable Facing Agent prior to 10:00 a.m. (New York City time) on the Business Day following receipt of such notice that the applicable Facing Agent will be reimbursed for the amount of such Unpaid Drawing with funds other than the proceeds of Multicurrency Revolving Loans, Company shall be deemed to have timely given a Notice of Borrowing to Administrative Agent requesting each Multicurrency Revolving Lender to make Multicurrency Revolving Loans which are Base Rate Loans on the date on which such Unpaid Drawing is honored in an amount equal to the Dollar Equivalent of the amount of such Unpaid Drawing and Administrative Agent shall, if such Notice of Borrowing is deemed given, promptly notify the Lenders thereof and (ii) unless any of the events described in Section 10.1(e) or 10.1(f) shall have occurred (in which event the procedures of Section 2.10(e) shall apply), each such Multicurrency Revolving Lender shall, on the date such drawing is honored, make Multicurrency Revolving Loans which are Base Rate Loans in the amount of its Multicurrency Revolver Pro Rata Share of the Dollar Equivalent of such Unpaid Drawing, the proceeds of which shall be applied directly by Administrative Agent to reimburse the applicable Facing Agent for the amount of such Unpaid Drawing; and provided, further, that, if for any reason, proceeds of Multicurrency Revolving Loans are not received by the applicable Facing Agent on such date in an amount equal to the amount of the Dollar Equivalent of such drawing, the applicable Borrower shall reimburse the applicable Facing Agent, on the Business Day immediately following the date such drawing is honored, in an amount in same day funds equal to the excess of the amount of the Dollar Equivalent of such drawing over the Dollar Equivalent of the amount of such Multicurrency Revolving Loans, if any, which are so received, plus accrued interest on such amount at the rate set forth in Section 3.1(a); provided, however, to the extent such amounts are not reimbursed prior to 12:00 Noon (New York City time) on the fifth Business Day following such payment or disbursement, interest shall thereafter accrue on the amounts so paid or disbursed by such Facing Agent (and until reimbursed by Company) at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Base Rate Margin plus an additional 2% per annum, such interest also to be payable on demand. The respective Facing Agent shall give Company prompt notice of each Drawing under any Letter of Credit, provided that, the failure to give any such notice shall in no way affect, impair or diminish Company's obligations hereunder.

                           (ii) The Obligations of Company under this Section
2.10(d) to reimburse the respective Facing Agent with respect to drawings on Letters of Credit (each, a "Drawing") (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which any Borrower may have or have had against any Facing Agent, Agent or any Lender (including in its capacity as issuer of the Letter of Credit or as LC Participant), or any non-application or misapplication by the beneficiary of the proceeds of such Drawing, the respective Facing Agent's only obligation to Borrowers being to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Facing Agent under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct as determined by a final and non-appealable judgment rendered by a court of competent jurisdiction, shall not create for such Facing Agent any resulting liability to any Borrower.

                  (e) Letter of Credit Participations.

                           (i) Immediately upon the issuance by any Facing Agent
of any Letter of Credit, such Facing Agent shall be deemed to have sold and transferred to each Multicurrency Revolving Lender, other than such Facing Agent (each such Lender, in its capacity under this Section 2.10(e), a "LC Participant"), and each such LC Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Facing Agent, without recourse or warranty, an undivided interest and participation, to the extent of such Multicurrency Revolving Lender's Multicurrency Revolver Pro Rata Share, in such Letter of Credit, each substitute Letter of Credit, each Drawing made thereunder and the obligations of Borrowers under this Agreement with respect thereto (although Letter of Credit fees shall be payable directly to Administrative Agent for the account of the LC Participant as provided in
Section 2.10(g) and the LC Participants shall have no right to receive any portion of the facing fees), and any security therefor or guaranty pertaining thereto. Upon any change in the Multicurrency Revolving Commitments of the Multicurrency Revolving Lenders, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings relating to Letters of Credit, there shall be an automatic adjustment pursuant to this Section 2.10(e) to reflect the new Multicurrency Revolver Pro Rata Share of the assignor and assignee Lender or of all Lenders with Multicurrency Revolving Commitments, as the case may be.

                           (ii) In determining whether to pay under any Letter
of Credit, such Facing Agent shall have no obligation relative to the LC Participants other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Facing Agent under or in connection with any Letter of Credit issued by it if taken or omitted in the absence of gross negligence or willful misconduct as determined by a final and non-appealable judgment rendered by a court of competent jurisdiction, shall not create for such Facing Agent any resulting liability to any Borrower or any Lender.

                  (f) Draws Upon Letter of Credit; Reimbursement Obligations.

                           (i) In the event that any Facing Agent makes any
payment under any Letter of Credit issued by it and Company shall not have reimbursed such amount in full to such Facing Agent pursuant to Section 2.10(d), such Facing Agent shall promptly notify Administrative Agent, and Administrative Agent shall promptly notify each LC Participant of such failure, and each such LC Participant shall promptly and unconditionally pay to Administrative Agent for the account of such Facing Agent, the amount of such LC Participant's applicable Multicurrency Revolver Pro Rata Share of such payment in Dollars or, if in an Alternative Currency, in such Alternative Currency and in same day funds; provided, however, that no LC Participant shall be obligated to pay to Administrative Agent its applicable Multicurrency Revolver Pro Rata Share of such unreimbursed amount for any wrongful payment made by such Facing Agent under a Letter of Credit issued by it as a result of acts or omissions constituting willful misconduct or gross negligence as determined by a final and non-appealable judgment rendered by a court of competent jurisdiction on the part of such Facing Agent. If Administrative Agent so notifies any LC Participant required to fund a payment under a Letter of Credit prior to 11:00 a.m. (New York City time) or, in the case of a Letter of Credit denominated in an Alternative Currency, 11:00 a.m. (London time), on any Business Day, such LC Participant shall make available to Administrative Agent for the account of the respective Facing Agent such LC Participant's applicable Multicurrency Revolver Pro Rata Share of the amount of such payment on such Business Day in same day funds. If and to the extent such LC Participant shall not have so made its applicable Multicurrency Revolver Pro Rata Share of the amount of such payment available to Administrative Agent for the account of the respective Facing Agent, such LC Participant agrees to pay to Administrative Agent for the account of such Facing Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to Administrative Agent for the account of such Facing Agent at the overnight Federal Funds rate. The failure of any LC Participant to make available to Administrative Agent for the account of the respective Facing Agent its applicable Multicurrency Revolver Pro Rata Share of any payment under any Letter of Credit issued by it shall not relieve any other LC Participant of its obligation hereunder to make available to Administrative Agent for the account of such Facing Agent its applicable Multicurrency Revolver Pro Rata Share of any payment under any such Letter of Credit on the day required, as specified above, but no LC Participant shall be responsible for the failure of any other LC Participant to make available to Agent for the account of such Facing Agent such other LC Participant's applicable Multicurrency Revolver Pro Rata Share of any such payment.

                           (ii) Whenever any Facing Agent receives a payment of
a reimbursement obligation as to which Administrative Agent has received for the account of such Facing Agent any payments from the LC Participants pursuant to this Section 2.10(f), such Facing Agent shall pay to Administrative Agent and Administrative Agent shall pay to each LC Participant which has paid its Multicurrency Revolver Pro Rata Share thereof, in Dollars or, if in an Alternative Currency, in such Alternative Currency and in same day funds, an amount equal to such LC Participant's Multicurrency Revolver Pro Rata Share of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

                           (iii) The obligations of the LC Participants to make
payments to each Facing Agent with respect to Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                                    (A) any lack of validity or enforceability
of this Agreement or any of the other Loan Documents;

                                    (B) The existence of any claim, setoff,
defense or other right which any Borrower or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), Administrative Agent, any LC Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between any Borrower and the beneficiary named in any such Letter of Credit);

                                    (C) any draft, certificate or any other
document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect to any statement therein being untrue or inaccurate in any respect;

                                    (D) the surrender or impairment of any
security for the performance or observance of any of the terms of any of the Loan Documents; or

                                    (E) the occurrence or continuance of any
Event of Default or Unmatured Event of Default.

                  (g) Fees for Letters of Credit.

                           (i) Facing Agent Fees. Company agrees to pay (or to
cause the applicable Borrower to pay) in Dollars the following amount to the respective Facing Agent with respect to the Letters of Credit issued by it for the account of any Borrower:

                                    (A) with respect to payments made under any
Letter of Credit, interest, payable on demand, on the amount paid by such Facing Agent in respect of each such payment from the date of the payments through the date such amount is reimbursed by Company (including any such reimbursement out of the proceeds of Multicurrency Revolving Loans at a rate determined in accordance with the terms of Section 2.10(d)(i));

                                    (B) with respect to the issuance or
amendment of each Letter of Credit and each payment made thereunder, documentary and processing charges in accordance with such Facing Agent's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or payment, as the case may be; and

                                    (C) a facing fee equal to one-eighth of 1%
per annum of the Stated Amount of outstanding and undrawn LC Obligations payable in arrears on each Quarterly Payment Date and on the Multicurrency Revolver Termination Date and thereafter, on demand together with customary issuance and payment charges, provided that, a minimum fee of $500.00 per annum shall be payable per Letter of Credit.

                           (ii) Participating Lender Fees. Company agrees to pay
in Dollars to Administrative Agent for distribution to each participating Lender in respect of all Letters of Credit outstanding such Lender's Multicurrency Revolver Pro Rata Share of a commission equal to the then Applicable Eurocurrency Margin for Multicurrency Revolving Loans with respect to the Effective Amount of such outstanding Letters of Credit (the "LC Commission"), payable in arrears on and through each Quarterly Payment Date, on the Multicurrency Revolver Termination Date and thereafter, on demand. The LC Commission shall be computed on a daily basis from the first day of issuance of each Letter of Credit and on the basis of the actual number of days elapsed over a year of 360 days.

                           Promptly upon receipt by the respective Facing Agent
or Administrative Agent of any amount described in clause (i)(A) or (ii) of this Section 2.10(g), such Facing Agent or Administrative Agent shall distribute to each Lender that has reimbursed such Facing Agent in accordance with Section 2.10(d) its Multicurrency Revolver Pro Rata Share of such amount. Amounts payable under clause (i)(B) and (C) of this
Section 2.10(e) shall be paid directly to such Facing Agent.

                  (h) Indemnification. In addition to amounts payable as elsewhere provided in this Agreement, Company hereby agrees to protect, indemnify, pay and hold each Facing Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) (other than for Taxes, which shall be covered by Section 4.7, and Excluded Taxes) which any Facing Agent may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of the Letters of Credit, other than as a result of the gross negligence or willful misconduct as determined by a final and non-appealable judgment rendered by a court of competent jurisdiction with respect to such Facing Agent or (ii) the failure of any Facing Agent to honor a Drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority (all such acts or omissions herein called "Government Acts"). As between Borrowers and each Facing Agent, Borrowers assume all risks of the acts and omissions of, or misuse of the Letters of Credit issued by any Facing Agent by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, each Facing Agent shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of or any Drawing under such Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;
(ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any such Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a Drawing under any such Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any Drawing under such Letter of Credit; and (viii) for any consequences arising from causes beyond the control of each Facing Agent, including, without limitation, any acts of Government Authority. None of the above shall affect, impair, or prevent the vesting of any of each Facing Agent's rights or powers hereunder.

                  In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by any Facing Agent under or in connection with the Letters of Credit issued by it or the related certificates, if taken or omitted in good faith and in the absence of gross negligence and willful misconduct as determined by a final and non-appealable judgment rendered by a court of competent jurisdiction, shall not put any Facing Agent under any resulting liability to any Borrower.

                  Notwithstanding anything to the contrary contained in this Agreement, no Borrower shall have any obligation to indemnify any Facing Agent in respect of any liability incurred by such Facing Agent to the extent arising out of the gross negligence or willful misconduct of such Facing Agent. The right of indemnification in the first paragraph of this Section 2.10(h) shall not prejudice any rights that any Borrower may otherwise have against each Facing Agent with respect to a Letter of Credit issued hereunder.

                  (i) Increased Costs. If at any time after the date hereof the introduction of or any change in any applicable law, rule, regulation, order, guideline or request (other than any law, rule, regulation, guidelines or request relating to Excluded Taxes) or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by each Facing Agent or such Lender with any request or directive by any such authority (whether or not having the force of law or any change in GAAP), shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by any Facing Agent or participated in by any Lender, or (ii) impose on any Facing Agent or any Lender any other conditions relating, directly or indirectly, to this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to any Facing Agent or any Lender of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by such Facing Agent or any Lender hereunder or reduce the rate of return on its capital with respect to Letters of Credit, then, upon demand to Company by the respective Facing Agent or any Lender (a copy of which demand shall be sent by such Facing Agent or such Lender to Administrative Agent), Company shall pay (or cause the applicable Borrower to pay) to such Facing Agent or such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. Each Facing Agent or any Lender, upon determining that any additional amounts will be payable pursuant to this Section 2.10(i), will give prompt written notice thereof to Company, which notice shall include a certificate submitted to Company by the respective Facing Agent or such Lender (a copy of which certificate shall be sent by such Facing Agent or such Lender to Administrative Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate such Facing Agent or such Lender, although failure to give any such notice shall not release or diminish Company's obligations to pay additional amounts pursuant to this Section 2.10(i). The certificate required to be delivered pursuant to this Section 2.10(i) shall, absent manifest error, be final, conclusive and binding on Company.

                  (j) Outstanding Letters of Credit. The letters of credit set forth under the caption "Letters of Credit outstanding on the Effective Date" on
Schedule 2.10(j) annexed hereto and made a part hereof which were issued pursuant to the Existing Credit Agreement and remain outstanding as of the Initial Borrowing Date (the "Outstanding Letters of Credit"). Company, each Facing Agent and each of the Lenders hereby agree with respect to the Outstanding Letters of Credit that such Outstanding Letters of Credit, for all purposes under this Agreement shall be deemed to be Letters of Credit governed by the terms and conditions of this Agreement. Each Lender agrees to participate in each Outstanding Letter of Credit issued by any Facing Agent in an amount equal to its Multicurrency Revolver Pro Rata Share of the Stated Amount of such Outstanding Letter of Credit.

         2.11 Pro Rata Borrowings. Except as expressly provided in Section 2A.9(e), Borrowings of Loans under this Agreement shall be loaned by the applicable Lenders pro rata on the basis of their Commitments. No Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder and each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its Commitments hereunder.

                                  ARTICLE IIA

                                CANADIAN REVOLVER

         2A.1 The Canadian Revolving Commitments. Each Canadian Revolving Lender, severally and for itself alone, hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, to make loans to Canadian Borrower on a revolving basis, including by means of B/As or B/A Equivalent Loans, from time to time during the Canadian Commitment Period in an amount not to exceed its Canadian Revolver Pro Rata Share of the Total Available Canadian Revolving Commitment (each such loan by any Lender, a "Canadian Revolving Loan" and collectively, the "Canadian Revolving Loans"). The Canadian Revolving Loans (i) shall be denominated in Canadian Dollars and (ii) if made on the Initial Borrowing Date, shall be made as Canadian Prime Rate Loans. Except as hereinafter provided, Canadian Revolving Loans may, at the option of Canadian Borrower, be maintained as and/or converted into Canadian Prime Rate Loans or B/A Loans. All Canadian Revolving Loans comprising the same Borrowing hereunder shall be made by the Canadian Revolving Lenders simultaneously and in proportion to their respective Canadian Revolving Commitments. Prior to the Canadian Revolver Termination Date, Canadian Revolving Loans may be repaid and reborrowed by Canadian Borrower in accordance with the provisions hereof and, except as otherwise specifically provided herein, all Canadian Revolving Loans comprising the same Borrowing shall at all times be of the same Type. As the context may require, references to the outstanding principal amount of any Canadian Revolving Loan shall include the face amount of B/A Loans.

         2A.2 Notes.

                  (a) Evidence of Indebtedness. At the request of any Canadian Revolving Lender, Canadian Borrower's obligation to pay the principal of and interest on all the Loans (other than B/As) made to it by each Lender shall be evidenced by a promissory note (each, a "Canadian Revolving Note" and, collectively, the "Canadian Revolving Notes") duly executed and delivered by Canadian Borrower substantially in the form of Exhibit 2A.2(a) hereto, with blanks appropriately completed in conformity herewith.

                  (b) Notation of Payments. Each Canadian Revolving Lender will note on its internal records the amount of each Canadian Revolving Loan made by it and each payment in respect thereof and will, prior to any transfer of its Canadian Revolving Note in accordance with the terms of this Agreement, endorse on the reverse side thereof the outstanding principal amount of Canadian Revolving Loans evidenced thereby. Failure to make any such notation shall not affect Canadian Borrower's or any guarantor's obligations hereunder or under the other applicable Loan Documents in respect of such Canadian Revolving Loans.

         2A.3 Minimum Amount of Each Borrowing; Maximum Number of Borrowings. The aggregate principal amount of each Borrowing by Canadian Borrower hereunder shall be not less than the Minimum Borrowing Amount and, if greater, shall be in integral multiples of Cdn.$1,000,000 above such minimum (or, if less, the then Total Available Canadian Revolving Commitment). More than one Borrowing may be incurred on any date.

         2A.4 Borrowing Options. The Canadian Revolving Loans shall, at the option of Canadian Borrower except as otherwise provided in this Agreement, be
(i) Canadian Prime Rate Loans, (ii) B/A Loans, or (iii) part Canadian Prime Rate Loans and part B/A Loans, provided that, (x) all Canadian Revolving Loans made by the Canadian Revolving Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Canadian Revolving Loans of the same Type and (y) except as permitted by Canadian Administrative Agent in its sole discretion, no incurrences of, or conversions into B/A Loans may be effected prior to the earlier of (1) the 60th day after the Initial Borrowing Date and (2) the Syndication Date.

         2A.5 Notice of Canadian Borrowing. Whenever Canadian Borrower desires to make a Borrowing of any Canadian Revolving Loan hereunder, Canadian Borrower shall give Canadian Administrative Agent at its office located at 222 Bay Street, Suite 1100, P.O. Box 64, Toronto, Ontario, Canada M5K1E7 or such other address as Canadian Administrative Agent may hereafter designate in writing to the parties hereto) (the "Canadian Notice Address") at least one Business Day's (two Business Days' in the case of B/A Loans) prior written notice (or telephonic notice promptly confirmed in writing), given not later than 12:00 p.m. (New York City time) of each B/A Loan or Canadian Prime Rate Loan; provided, however, that a Notice of Canadian Borrowing with respect to Borrowings to be made on the date hereof may, at the discretion of Canadian Administrative Agent, be delivered later than the time specified above. Each such notice (each a "Notice of Canadian Borrowing"), which shall be in the form of Exhibit 2A.5 hereto, shall be irrevocable, shall be deemed a representation by Canadian Borrower that all conditions precedent to such Borrowing have been satisfied and shall specify (i) the aggregate principal amount of the Loans (or the face amount of the B/A Loans, as the case may be) to be made pursuant to such Borrowing, (ii) the date of Borrowing (which shall be a Business Day), and
(iii) whether the Loans being made pursuant to such Borrowing are to be Canadian Prime Rate Loans or B/A Loans and with respect to B/A Loans the Contract Period and maturity date to be applicable thereto. Canadian Administrative Agent shall as promptly as practicable give each Canadian Revolving Lender written or telephonic notice (promptly confirmed in writing) of each proposed Borrowing, of such Canadian Revolving Lender's Canadian Revolver Pro Rata Share thereof and of the other matters covered by the Notice of Canadian Borrowing. Without in any way limiting Company's and Canadian Borrower's obligation to confirm in writing any telephonic notice, Canadian Administrative Agent may act without liability upon the basis of telephonic notice believed by Canadian Administrative Agent in good faith to be from a Responsible Officer of Canadian Borrower prior to receipt of written confirmation. Canadian Administrative Agent's records shall, absent manifest error, be final, conclusive and binding on Canadian Borrower with respect to evidence of the terms of such telephonic Notice of Canadian Borrowing. Canadian Borrower hereby agrees not to dispute Canadian Administrative Agent's or DB's record of the time of telephonic notice.

         2A.6 Conversion or Continuation. Subject to Section 2A.4, Canadian Borrower may elect (i) on any Business Day to convert Canadian Prime Rate Loans or any portion thereof to B/A Loans and (ii) at the end of any Contract Period with respect thereto, to convert B/A Loans or any portion thereof into Canadian Prime Rate Loans or continue such B/A Loans or any portion thereof for an additional Contract Period; provided, however, that the aggregate face amount of the B/A Loans for each Contract Period therefor must be in an aggregate principal amount of Cdn.$5,000,000 or an integral multiple of Cdn.$1,000,000 in excess thereto. Each such election shall be in substantially the form of Exhibit 2A.6 hereto (a "Notice of Canadian Conversion or Continuation") and shall be made by giving Canadian Administrative Agent at least two Business Days' prior written notice thereof to the Canadian Notice Address given not later than 12:00 p.m. (New York City time), specifying (i) the amount and type of conversion or continuation, (ii) in the case of a conversion to or a continuation of B/A Loans, the Contract Period therefor, and (iii) in the case of a conversion, the date of conversion (which date shall be a Business Day). Notwithstanding the foregoing, no conversion in whole or in part of Canadian Prime Rate Loans to B/A Loans, and no continuation in whole or in part of B/A Loans upon the expiration of the Contract Period therefor, shall be permitted at any time at which an Unmatured Event of Default or an Event of Default shall have occurred and be continuing. If, within the time period required under the terms of this Section 2A.6, Canadian Administrative Agent does not receive a Notice of Canadian Conversion or Continuation from Canadian Borrower containing a permitted election to continue any B/A Loans for an additional Contract Period or to convert any such Loans, then, upon the expiration of the Contract Period therefor, such Loans will be automatically converted to Canadian Prime Rate Loans. Each Notice of Canadian Conversion or Continuation shall be irrevocable.

         2A.7 Disbursement of Funds. No later than 12:00 p.m. (local time at the place of funding) on the date specified in each Notice of Canadian Borrowing, each Canadian Revolving Lender will make available its Canadian Revolver Pro Rata Share of Canadian Revolving Loans of the Borrowing requested to be made on such date in Canadian Dollars and in immediately available funds, at the Canadian Payment Office and Canadian Administrative Agent will make available to Canadian Borrower at its Canadian Payment Office the aggregate of the amounts so made available by the Lenders not later than 2:00 p.m. (local time in the place of payment). Unless Canadian Administrative Agent shall have been notified by any such Lender at least one Business Day prior to the date of Borrowing that such Lender does not intend to make available to Canadian Administrative Agent such Lender's portion of the Borrowing to be made on such date, Canadian Administrative Agent may assume that such Lender has made such amount available to Canadian Administrative Agent on such date of Borrowing and Canadian Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to Canadian Borrower a corresponding amount. If such corresponding amount is not in fact made available to Canadian Administrative Agent by such Lender on the date of Borrowing, Canadian Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon Canadian Administrative Agent's demand therefor, Canadian Administrative Agent shall promptly notify Canadian Borrower and, if so notified, Canadian Borrower shall immediately pay such corresponding amount to Canadian Administrative Agent. Canadian Administrative Agent shall also be entitled to recover from Canadian Borrower interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by Canadian Administrative Agent to Canadian Borrower to the date such corresponding amount is recovered by Canadian Administrative Agent, at a rate per annum equal to the rate for Canadian Prime Rate Loans or B/A Loans, as the case may be, applicable during the period in question; provided, however, that any interest paid to Canadian Administrative Agent in respect of such corresponding amount shall be credited against interest payable by Canadian Borrower to such Lender under
Section 3.1 in respect of such corresponding amount. Any amount due hereunder to Canadian Administrative Agent from any Lender which is not paid when due shall bear interest payable by such Lender, from the date due until the date paid, at the average of the rates per annum for Canadian Dollar bankers' acceptances having a term of 30 days that appears on the display referred to as the "CDOR Page" (or any display substituted therefor) of Reuter Monitor Money Rates Service as of 10:00 a.m. (Toronto time) on the date of determination, as reported by Canadian Administrative Agent (and if such screen is not available, any successor or similar service as may be selected by Canadian Administrative Agent) for the first three days after the date such amount is due and thereafter at the average of the rates per annum for Canadian Dollar bankers' acceptances having a term of 30 days that appears on the display referred to as the "CDOR Page" (or any display substituted therefor) of Reuter Monitor Money Rates Service as of 10:00 a.m. (Toronto time) on the date of determination, as reported by Canadian Administrative Agent (and if such screen is not available, any successor or similar service as may be selected by Canadian Administrative Agent) plus 1%, together with Canadian Administrative Agent's standard interbank processing fee. Further, such Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans, and any other amounts due to it hereunder first to Canadian Administrative Agent to fund any outstanding Loans made available on behalf of such Lender by Canadian Administrative Agent pursuant to this Section 2A.7 until such Loans have been funded (as a result of such assignment or otherwise) and then to fund Loans of all Lenders other than such Lender until each Lender has outstanding Loans equal to its Canadian Revolver Pro Rata Share of all Canadian Revolving Loans (as a result of such assignment or otherwise). Such Lender shall not have recourse against Canadian Borrower with respect to any amounts paid to Canadian Administrative Agent or any Lender with respect to the preceding sentence, provided that, such Lender shall have full recourse against Canadian Borrower to the extent of the amount of such Loans it has so been deemed to have made. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Canadian Revolving Commitment hereunder or to prejudice any rights which Canadian Borrower may have against the Lender as a result of any default by such Lender hereunder.

         2A.8 Pro Rata Borrowings. Except as expressly provided in Section 2A.9(e), all Borrowings of Canadian Revolving Loans under this Agreement shall be loaned by the Canadian Revolving Lenders pro rata on the basis of their Canadian Revolving Commitments. No Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder and each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its Canadian Revolving Commitment hereunder.

         2A.9 Bankers' Acceptances. (a) Subject to the terms and conditions of this Agreement, Canadian Borrower may request a Canadian Revolving Loan denominated in Canadian Dollars by presenting drafts for acceptance and, if applicable, purchase as B/A's by the Canadian Revolving Lenders.

                  (b) A Canadian Revolving Lender shall not be obliged to either accept any draft presented for acceptance or advance any B/A Equivalent Loan:

                           (i) which is drawn on, or where the Contract Period
applicable thereto expires, on a day which is not a Business Day;

                           (ii) where the Contact Period applicable thereto
matures on a day subsequent to the Canadian Revolver
Termination Date;

                           (iii) where the Contract Period applicable thereto
has a term other than approximately 30, 60, 90 or 180 days;

                           (iv) which is denominated in any currency other than
Canadian Dollars;

                           (v) which is not in a form satisfactory to such
Canadian Revolving Lender or Canadian Administrative
Agent;

                           (vi) in respect of which the Canadian Borrower has
not then paid the applicable Acceptance Fee; or

                           (vii) if an Unmatured Event of Default or an Event of
Default has occurred and is continuing.

                  (c) To facilitate availment of B/A Loans, Canadian Borrower hereby appoints each Canadian Revolving Lender as its attorney to sign and endorse on its behalf (in accordance with a Notice of Canadian Borrowing or Notice of Canadian Conversion or Continuation relating to a B/A Loan pursuant to
Section 2A.5 or Section 2A.6), in handwriting or by facsimile or mechanical signature as and when deemed necessary by such Canadian Revolving Lender, blank drafts in the form requested by such Canadian Revolving Lender. In this respect, it is each Canadian Revolving Lender's responsibility to maintain an adequate supply of blank drafts for acceptance under this Agreement. Canadian Borrower recognizes and agrees that all drafts signed and/or endorsed by a Canadian Revolving Lender on behalf of Canadian Borrower shall bind Canadian Borrower as fully and effectually as if signed in the handwriting of and duly issued by the proper signing officers of Canadian Borrower. Each Canadian Revolving Lender is hereby authorized (in accordance with a Notice of Canadian Borrowing or Notice of Canadian Conversion or Continuation relating to a B/A Loan) to issue such B/A's endorsed in blank in such face amounts as may be determined by such Canadian Revolving Lender, provided that, the aggregate amount thereof is equal to the aggregate amount of drafts required to be accepted and purchased by such Canadian Revolving Lender. No Canadian Revolving Lender shall be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except for the gross negligence or willful misconduct of the Canadian Revolving Lender or its officers, employees, agents or representatives. Each Canadian Revolving Lender shall maintain a record, which shall be made available to Canadian Borrower upon its request, with respect to drafts (i) received by it in blank hereunder, (ii) voided by it for any reason, (iii) accepted and purchased by it hereunder, and (iv) cancelled at their respective maturities. On request by or on behalf of Canadian Borrower, a Canadian Revolving Lender shall cancel all forms of B/A's which have been pre-signed or pre-endorsed on behalf of Canadian Borrower and that are held by such Canadian Revolving Lender and are not required to be issued in accordance with Canadian Borrower's irrevocable notice. Alternatively, Canadian Borrower agrees that, at the request of Canadian Administrative Agent, Canadian Borrower shall deliver to Canadian Administrative Agent a "depository note" which complies with the requirements of the Depository Bills and Notes Act (Canada), and consents to the deposit of any such depository note in the book-based debt clearance system maintained by the Canadian Depository for Securities.

                  (d) Drafts of Canadian Borrower to be accepted as B/A's hereunder shall be signed as set forth in this Section 2A.9. Notwithstanding that any Person whose signature appears on any B/A may no longer be an authorized signatory for any Canadian Revolving Lender or Canadian Borrower at the date of issuance of a B/A, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance and any such B/A so signed shall be binding on Canadian Borrower.

                  (e) Promptly following the receipt of a Notice of Canadian Borrowing or Notice of Canadian Conversion or Continuation specifying a Canadian Revolving Loan by way of B/A's, Canadian Administrative Agent shall so advise the Canadian Revolving Lenders and shall advise each Canadian Revolving Lender of the aggregate face amount of the B/A's to be accepted by it and the applicable Contract Period (which shall be identical for all Canadian Revolving Lenders). In the case of Canadian Revolving Loans comprised of B/A Loans, the aggregate face amount of the B/A's to be accepted by a Canadian Revolving Lender shall be in a minimum aggregate amount of Cdn.$500,000 and shall be a whole multiple of Cdn.$100,000, and such face amount shall be in the Canadian Revolving Lenders' pro rata portions of such Canadian Revolving Loan, provided that, Canadian Administrative Agent may in its sole discretion increase or reduce any Canadian Revolving Lender's portion of such B/A Loan to the nearest Cdn.$100,000.

                  (f) Canadian Borrower may specify in a Notice of Canadian Borrowing pursuant to Section 2A.5 or a Notice of Canadian Conversion or Continuation pursuant to Section 2A.6 that it desires that any B/A's requested by such notice be purchased by the Canadian Revolving Lenders, in which case the Canadian Revolving Lenders shall, upon acceptance of a B/A by a Canadian Revolving Lender, purchase, or arrange for the purchase of, each B/A from Canadian Borrower at the Discount Rate for such Canadian Revolving Lender applicable to such B/A accepted by it and provide to Canadian Administrative Agent the Discount Proceeds for the account of Canadian Borrower. The Acceptance Fee payable by Canadian Borrower to a Canadian Revolving Lender under Section 3.1(d) in respect of each B/A accepted by such Canadian Revolving Lender shall be set off against the Discount Proceeds payable by such Canadian Revolving Lender under this Section 2A.9.

                  (g) Each Canadian Revolving Lender may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all B/A's accepted and purchased by it.

                  (h) If a Canadian Revolving Lender is not a chartered bank under the Bank Act (Canada) or if a Canadian Revolving Lender notifies Canadian Administrative Agent in writing that it is otherwise unable to accept Bankers' Acceptances, such Canadian Revolving Lender will, instead of accepting and, if applicable, purchasing Bankers' Acceptances, make an advance (a "B/A Equivalent Loan") to Canadian Borrower in the amount and for the same term as the draft that such Canadian Revolving Lender would otherwise have been required to accept and purchase hereunder. Each such Canadian Revolving Lender will provide to Canadian Administrative Agent the Discount Proceeds of such B/A Equivalent Loan for the account of Canadian Borrower. Each such B/A Equivalent Loan will bear interest at the same rate that would result if such Lender had accepted (and been paid an Acceptance Fee) and purchased (on a discounted basis at the Discount Rate) a Bankers' Acceptance for the relevant Contract Period (it being the intention of the parties that each such B/A Equivalent Loan shall have the same economic consequences for the applicable Lenders and Canadian Borrower as the Bankers' Acceptance which such B/A Equivalent Loan replaces). All such interest shall be paid in advance on the date such B/A Equivalent Loan is made, and will be deducted from the principal amount of such B/A Equivalent Loan in the same manner in which the Discount Proceeds of a Bankers' Acceptance would be deducted from the face amount of the Bankers' Acceptance.

                  (i) Canadian Borrower waives presentment for payment and any other defense to payment of any amounts due to a Canadian Revolving Lender in respect of a B/A accepted and purchased by it pursuant to this Agreement which might exist solely by reason of such B/A being held, at the maturity thereof, by such Canadian Revolving Lender in its own right, and Canadian Borrower agrees not to claim any days of grace if such Canadian Revolving Lender, as holder, sues Canadian Borrower on the B/A for payment of the amount payable by Canadian Borrower thereunder. Unless Canadian Borrower has requested and Canadian Revolving Lenders have granted a continuation of such B/A Loan in accordance with the provisions of this Agreement, on the last day of the Contract Period of a B/A, or such earlier date as may be required or permitted pursuant to the provisions of this Agreement, Canadian Borrower shall pay the Canadian Revolving Lender that has accepted and purchased such B/A the full face amount of such B/A and, after such payment, Canadian Borrower shall have no further liability in respect of such B/A and such Canadian Revolving Lender shall be entitled to all benefits of, and be responsible for all payments due to third parties under, such B/A.

                  (j) Except as required by any Canadian Revolving Lender upon the occurrence of an Event of Default, no B/A Loan may be repaid by Canadian Borrower prior to the expiry date of the Contract Period applicable to such B/A Loan; provided, however, that any B/A Loan may be defeased as provided in the proviso to Section 4.3(d).

                                  ARTICLE III

                                INTEREST AND FEES

         3.1 Interest.

                  (a) Base Rate Loans. Each Borrower agrees to pay interest in respect of the unpaid principal amount of such Borrower's Base Rate Loans from the date the proceeds thereof are made available to such Borrower (or, if such Base Rate Loan was converted from a Eurocurrency Loan, the date of such conversion) until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan or (ii) the conversion of such Base Rate Loan to a Eurocurrency Loan pursuant to Section 2.6 at a rate per annum equal to the relevant Base Rate plus the Applicable Base Rate Margin.

                  (b) Eurocurrency Loans. Each Borrower agrees to pay interest in respect of the unpaid principal amount of such Borrower's Eurocurrency Loans from the date the proceeds thereof are made available to such Borrower (or, if such Eurocurrency Loan was converted from a Base Rate Loan, the date of such conversion) until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Eurocurrency Loan or (ii) the conversion of such Eurocurrency Loan to a Base Rate Loan pursuant to Section 2.6 at a rate per annum equal to the relevant Eurocurrency Rate plus the Applicable Eurocurrency Margin.

                  (c) Canadian Prime Rate Loans. Canadian Borrower agrees to pay interest in respect of the unpaid principal amount of each Canadian Prime Rate Loan from the date the proceeds thereof are made available to Canadian Borrower (or in the case of a conversion of a B/A Loan to a Canadian Prime Rate Loan, the date of such conversion) until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Canadian Prime Rate Loan or (ii) the conversion of such Canadian Prime Rate Loan to a B/A Loan pursuant to Section 2A.6 at a rate per annum equal to the Canadian Prime Rate plus the Applicable Canadian Prime Rate Margin.

                  (d) B/A Loans. Canadian Borrower agrees to pay the Acceptance Fee on the date of acceptance of a draft or making of a B/A Equivalent Loan as calculated in the definition of "Acceptance Fee".

                  (e) Overnight Rate Loans. Company agrees to pay interest in respect of the unpaid principal amount of each Overnight Rate Loan from the date the proceeds thereof are made available to Company until the maturity of such Overnight Rate Loan at a rate per annum equal to the Overnight Euro Rate or Overnight LIBOR Rate, as applicable.

                  (f) Payment of Interest. Interest on each Loan (other than a B/A Loan) shall be payable in arrears on each Interest Payment Date; provided, however, that interest accruing pursuant to Section 3.1(h) shall be payable from time to time on demand. Interest shall also be payable on all then outstanding Multicurrency Revolving Loans or Canadian Revolving Loans on the Multicurrency Revolver Termination Date or Canadian Revolver Termination Date, as applicable, and on all Loans (other than B/A Loans) on the date of repayment (including prepayment) thereof (except that voluntary prepayments of Multicurrency Revolving Loans or Canadian Revolving Loans that are Base Rate Loans or Canadian Prime Rate Loans made pursuant to Section 4.3 on any day other than a Quarterly Payment Date, the Multicurrency Revolver Termination Date or Canadian Revolver Termination Date, as applicable, need not be made with accrued interest from the most recent Quarterly Payment Date, provided such accrued interest is paid on the next Quarterly Payment Date) and on the date of maturity (by acceleration or otherwise) of such Loans. During the existence of any Event of Default, interest on any Loan shall be payable on demand.

                  (g) Notification of Rate. Administrative Agent or Canadian Administrative Agent, upon determining the interest rate for any Borrowing of Eurocurrency Loans for any Interest Period, shall promptly notify Borrowers and the Lenders thereof. Such determination shall, absent manifest error and subject to Section 3.6, be final, conclusive and binding upon all parties hereto.

                  (h) Default Interest. Notwithstanding the rates of interest specified herein, effective on the date 30 days after the occurrence and continuance of any Event of Default (other than the failure to pay Obligations when due) and for so long thereafter as any such Event of Default shall be continuing, and effective immediately upon any failure to pay any Obligations or any other amounts due under any of the Loan Documents when due, whether by acceleration or otherwise, the principal balance of each Loan (other than a B/A
Loan) then outstanding and, to the extent permitted by applicable law, any interest payment on each Loan (other than a B/A Loan) not paid when due or other amounts then due and payable shall bear interest payable on demand, after as well as before judgment at a rate per annum equal to the Default Rate.

                  (i) Maximum Interest. If any interest payment or other charge or fee payable hereunder exceeds the maximum amount then permitted by applicable law, the applicable Borrower shall be obligated to pay the maximum amount then permitted by applicable law and the applicable Borrower shall continue to pay the maximum amount from time to time permitted by applicable law until all such interest payments and other charges and fees otherwise due hereunder (in the absence of such restraint imposed by applicable law) have been paid in full.

                  (j) Interest Act (Canada) Disclosure. For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever any interest or fee to be paid hereunder or in connection herewith is to be calculated on the basis of any period of time that is less than a calendar year, the yearly rate of interest to which the rate used in such calculation is equivalent is the rate so used multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360, 365 or 366, as applicable. The rates of interest under this Agreement are nominal rates, and not effective rates or yields. The principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement.

                  3.2 Fees.

                  (a) Upfront Fees. Company shall pay the fees as set forth in the fee letter between Company, DBSI, DB, Bank of America, N.A., Banc of America Securities LLC, Bank One, N.A., Banc One Capital Markets, Inc. and Lehman Commercial Paper Inc. to Administrative Agent for distribution as set forth therein.

                  (b) Commitment Fees. Company shall pay to Administrative Agent for pro rata distribution to each Non-Defaulting Lender having a Multicurrency Revolving Commitment (based on its Multicurrency Revolver Pro Rata Share) a commitment fee in Dollars (the "Commitment Fee") for the period commencing on the Initial Borrowing Date to and including the Multicurrency Revolver Termination Date or the earlier termination of the Multicurrency Revolving Commitments (and, in either case, repayment in full of the Multicurrency Revolving Loans and payment in full, or cash collateralization by the deposit of cash into the Collateral Account in amounts and pursuant to arrangements satisfactory to Administrative Agent, of the LC Obligations), computed at a rate equal to the Applicable Commitment Fee Percentage per annum on the average daily Total Available Multicurrency Revolving Commitment (with the Available Multicurrency Revolving Commitment of each Lender determined without reduction for such Lender's Multicurrency Revolver Pro Rata Share of Swing Line Loans outstanding). Unless otherwise specified, accrued Commitment Fees shall be due and payable in arrears (i) on each Quarterly Payment Date, (ii) on the Multicurrency Revolver Termination Date and (iii) upon any reduction or termination in whole or in part of the Multicurrency Revolving Commitments (but only, in the case of a reduction, on the portion of the Multicurrency Revolving Commitments then being reduced).

                  (c) Canadian Commitment Fee. Canadian Borrower agrees to pay to Canadian Administrative Agent for pro rata distribution to each Non-Defaulting Lender having a Canadian Revolving Commitment (based on its Canadian Revolver Pro Rata Share) a commitment fee in Canadian Dollars (the "Canadian Commitment Fee") for the period commencing on the Initial Borrowing Date to and including the Canadian Revolver Termination Date or the earlier termination of the Canadian Revolving Commitments (and, in either case, repayment in full of the Canadian Revolving Loans), computed at a rate equal to the Applicable Commitment Fee Percentage per annum on the average daily Total Available Canadian Revolving Commitment. Unless otherwise specified, accrued Canadian Commitment Fees shall be due and payable in arrears (i) on each Quarterly Payment Date, (ii) on the Canadian Revolver Termination Date and (iii) upon any reduction or termination in whole or in part of the Canadian Revolving Commitments (but only, in the case of a reduction, on the portion of the Canadian Revolving Commitments then being reduced).

                  (d) Agency Fees. The applicable Borrower shall pay to Administrative Agent for its own account, agency and other Loan fees in the amount and at the times set forth in administrative agent letter between Borrowers and Administrative Agent.

         3.3 Computation of Interest and Fees. Interest on all Loans (other than B/A Loans) and fees payable hereunder shall be computed on the basis of the actual number of days elapsed over a year of 360 days, provided that, interest on all Base Rate Loans, Canadian Prime Rate Loans and Multicurrency Revolving Loans and Term A Loans denominated in Sterling shall be computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be. Each determination of an interest rate by Administrative Agent or Canadian Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on each Borrower and the Lenders in the absence of manifest error. Administrative Agent shall, at any time and from time to time upon request of any Borrower, deliver to such Borrower a statement showing the quotations used by Administrative Agent in determining any interest rate applicable to Loans pursuant to this Agreement. Each change in the Applicable Base Rate Margin, Applicable Eurocurrency Margin, Applicable Canadian Prime Rate Margin or the Applicable Commitment Fee Percentage or any change in the Applicable LC Commission as a result of a change in Borrowers' Most Recent Leverage Ratio shall become effective on the date upon which such change in such ratio occurs.

         3.4 Interest Periods. At the time it gives any Notice of Borrowing or a Notice of Conversion or Continuation, with respect to Eurocurrency Loans, a Borrower shall elect, by giving Administrative Agent written notice, the interest period (each an "Interest Period") which Interest Period shall, at the option of such Borrower, be one, two, three or six months or, if available to each of the applicable Lenders (as determined by each such applicable Lender in its sole discretion) a nine or twelve month period, provided that, prior to the earlier to occur of the Syndication Date and sixty (60) days after the Initial Borrowing Date, Interest Periods for Eurocurrency Loans shall be seven days, except as permitted by Administrative Agent in its sole discretion (with all such Interest Periods ending on the same day during such period); provided, further, that:

                  (a) all Eurocurrency Loans comprising a Borrowing shall at all times have the same Interest Period;

                  (b) the initial Interest Period for any Eurocurrency Loan shall commence on the date of such Borrowing of such Eurocurrency Loan (including the date of any conversion thereto from a Loan of a different Type) and each Interest Period occurring thereafter in respect of such Eurocurrency Loan shall commence on the last day of the immediately preceding Interest Period;

                  (c) if any Interest Period relating to a Eurocurrency Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                  (d) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Eurocurrency Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (e) no Interest Period may be selected at any time when an Unmatured Event of Default or Event of Default is then in existence;

                  (f) no Interest Period shall extend beyond the applicable Term Maturity Date for any Term Loan, the Multicurrency Revolver Termination Date for any Multicurrency Revolving Loan or the Canadian Revolver Termination Date for any Canadian Revolving Loan; and

                  (g) no Interest Period in respect of any Borrowing of Term Loans shall be selected which extends beyond any date upon which a mandatory repayment of such Term Loans will be required to be made under Section 4.4(b),
(c) or (d) as the case may be, if the aggregate principal amount of Term Loans of such Term Facility which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of Term Loans of such Term Facility then outstanding less the aggregate amount of such required prepayment.

         3.5 Compensation for Funding Losses. The applicable Borrower shall compensate each Lender, upon its written request (which request shall set forth the basis for requesting such amounts), for all losses, expenses and liabilities (including, without limitation, any interest paid by such Lender to lenders of funds borrowed by it to make or carry its Eurocurrency Loans or B/A Equivalent Loans to the extent not recovered by the Lender in connection with the liquidation or re-employment of such funds and including the compensation payable by such Lender to a Participant) and any loss sustained by such Lender in connection with the liquidation or re-employment of such funds (including, without limitation, a return on such liquidation or re-employment that would result in such Lender receiving less than it would have received had such Eurocurrency Loan or B/A Equivalent Loan remained outstanding until the last day of the Interest Period applicable to such Eurocurrency Loans, but excluding Excluded Taxes) which such Lender may sustain as a result of:

                  (a) for any reason (other than a default by such Lender or Administrative Agent) a continuation or Borrowing of, or conversion from or into, Eurocurrency Loans or B/A Equivalent Loans does not occur on a date specified therefor in a Notice of Borrowing, Notice of Conversion or Continuation, Notice of Canadian Borrowing, Notice of Canadian Conversion or Continuation (whether or not withdrawn);

                  (b) any payment, prepayment or conversion or continuation of any of its Eurocurrency Loans or B/A Loans occurring for any reason whatsoever on a date which is not the last day of an Interest Period applicable thereto;

                  (c) any repayment of any of its Eurocurrency Loans not being made on the date specified in a notice of payment given by any Borrower; or

                  (d) (i) any other failure by a Borrower to repay such Borrower's Eurocurrency Loans or B/A Loans when required by the terms of this Agreement or (ii) an election made by Borrowers pursuant to Section 3.7. A written notice setting forth in reasonable detail the basis of the incurrence of additional amounts owed such Lender under this Section 3.5 and delivered to Borrowers and Administrative Agent by such Lender shall, absent manifest error, be final, conclusive and binding for all purposes. Calculation of all amounts payable to a Lender under this Section 3.5 shall be made as though that Lender had actually funded its relevant Eurocurrency Loan or B/A Loan through the purchase of a Eurocurrency deposit bearing interest at the Eurocurrency Rate or a B/A in an amount equal to the amount of that Loan, having a maturity comparable to the relevant Interest Period and through the transfer of such Eurocurrency deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its Eurocurrency Loans and B/A Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 3.5.

         3.6 Increased Costs, Illegality, Etc.

                  (a) Generally. In the event that any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the applicable Agent):

                           (i) on any Interest Rate Determination Date that, by
reason of any changes arising after the date of this Agreement affecting the interbank Eurocurrency market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurocurrency Rate; or

                           (ii) without duplication of amounts set forth in
Section 3.6(c) hereof, at any time, that any Lender shall incur increased costs or reduction in the amounts received or receivable hereunder with respect to any Eurocurrency Loan because of (x) any change since the date of this Agreement having generally applicability to all comparably situated Lenders within the jurisdiction in which such Lender operates in any applicable law or governmental rule, regulation, order, guideline or request having the force of law or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payments to any Lender of the principal of or interest on the Notes or any other amounts payable hereunder (except for changes in the basis of taxation of or rate of tax on, or determined by reference to, Excluded Taxes) or (B) a change in official reserve requirements by any Governmental Authority (but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurocurrency Rate) and/or (y) other circumstances since the date of this Agreement affecting such Lender or the interbank Eurocurrency market, the Canadian interbank market or the position of such Lender in such market (excluding, however, differences in a Lender's cost of funds from those of Administrative Agent which are solely the result of credit differences between such Lender and Administrative Agent); or

                           (iii) at any time, that the making or continuance of
any Eurocurrency Loan has been made (x) unlawful by any law, directive or governmental rule, regulation or order or (y) impossible by compliance by any Lender in good faith with any governmental request (whether or not having force of law);

then, and in any such event, such Lender (or Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to Borrowers and, except in the case of clause (i) above, to Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, Eurocurrency Loans shall no longer be available until such time as Administrative Agent notifies Borrowers and the Lenders that the circumstances giving rise to such notice by Administrative Agent no longer exist, and any Notice of Borrowing, Notice of Conversion or Continuation given by any Borrower with respect to Eurocurrency Loans (other than with respect to conversions to Base Rate Loans) which have not yet been incurred (including by way of conversion) shall be deemed rescinded by such Borrower, (y) in the case of clause (ii) above, the applicable Borrower shall pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (any written notice as to the additional amounts owed to such Lender, showing in reasonable detail the reasonable basis for the calculation thereof, submitted to Borrowers by such Lender shall, absent manifest error, be final and conclusive and binding on all the parties hereto; however the failure to give any such notice shall not release or diminish Borrowers' obligations to pay additional amounts pursuant to this Section 3.6; provided that no Lender shall be entitled to receive additional amounts pursuant to this Section 3.6 for periods occurring prior to the 180th day before the giving of such notice) and (z) in the case of clause (iii) above, the applicable Borrower shall take one of the actions specified in Section 3.6(b) as promptly as possible and, in any event, within the time period required by law. In determining such additional amounts pursuant to clause (y) of the immediately preceding sentence, each Lender shall act reasonably and in good faith and will, to the extent the increased costs or reductions in amounts receivable relate to such Lender's loans in general and are not specifically attributable to a Loan hereunder, use averaging and attribution methods which are reasonable and which cover all loans similar to the Loans made by such Lender whether or not the loan documentation for such other loans permits the Lender to receive increased costs of the type described in this Section 3.6(a).

                  (b) Eurocurrency Loans. At any time that any Eurocurrency Loan is affected by the circumstances described in Section 3.6(a)(ii) or (iii), Borrowers may (and, in the case of a Eurocurrency Loan affected by the circumstances described in Section 3.6(a)(iii), shall) either (i) if the affected Eurocurrency Loan is then being made initially or pursuant to a conversion, by giving Administrative Agent telephonic notice (confirmed in writing) on the same date that such Borrower was notified by the affected Lender or Administrative Agent pursuant to Section 3.6(a)(ii) or (iii), cancel the respective Borrowing, or (ii) if the affected Eurocurrency Loan is then outstanding, upon at least three Business Days' written notice to Administrative Agent, require the affected Lender to convert such Eurocurrency Loan into a Base Rate Loan, provided that, if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 3.6(b).

                  (c) Capital Requirements. Without duplication of amounts set forth in Section 3.6(a)(ii) hereof, if any Lender determines that the introduction of or any change in any applicable law, directive or governmental rule, regulation, order, guideline or request (whether or not having the force of law) concerning capital adequacy, or any change in (after the date of this Agreement) interpretation or administration thereof by any Governmental Authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender based on the existence of such Lender's Commitments hereunder or its obligations hereunder, then the applicable Borrower shall pay to such Lender within 15 days after receipt by such Borrower of written demand by such Lender in accordance with the provisions hereof such additional amounts as shall be required to compensate such Lender or such other corporation for the increased cost to such Lender or such other corporation or the reduction in the rate of return to such Lender or such other corporation as a result of such increase of capital. In determining such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable and which will, to the extent the increased costs or reduction in the rate of return relates to such Lender's commitments or obligations in general and are not specifically attributable to the Commitments and obligations hereunder, cover all commitments and obligations similar to the Commitments and obligations of such Lender hereunder whether or not the loan documentation for such other commitments or obligations permits the Lender to make the determination specified in this Section 3.6(c), and such Lender's determination of compensation owing under this Section 3.6(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 3.6(c), will give prompt written notice thereof to Borrowers, which notice shall show in reasonable detail the basis for calculation of such additional amounts, although the failure to give any such notice shall not release or diminish any of Borrowers' obligations to pay additional amounts pursuant to this Section 3.6(c) (provided that no Lender shall be entitled to receive additional amounts pursuant to this Section 3.6(c) for periods occurring prior to the 180th day before the giving of such notice).

                  (d) Change of Lending Office. Each Lender which is or will be owed compensation pursuant to Section 3.6(a) or (c) will, if requested by any Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to cause a different branch or Affiliate to make or continue a Loan or Letter of Credit if such designation will avoid the need for, or materially reduce the amount of, such compensation to such Lender and will not, in the judgment of such Lender, be otherwise disadvantageous in any significant respect to such Lender. The requesting Borrower hereby agrees to pay all reasonable expenses incurred by any Lender in utilizing a different branch or Affiliate pursuant to this Section 3.6(d). Nothing in this Section 3.6(d) shall affect or postpone any of the obligations of Borrowers or the right of any Lender provided for herein.

         3.7 Replacement of Affected Lenders. (x) If any Multicurrency Revolving Lender or Canadian Revolving Lender becomes a Defaulting Lender or otherwise defaults in its Obligations to make Loans or fund Unpaid Drawings, (y) if any Lender (or in the case of Section 2.10(i), any Facing Agent) is owed increased costs under Section 2.10(i), Section 3.6(a)(ii) or Section 3.6(c), or Borrowers are required to make any payments under Section 4.7 to any Lender the Company determines are materially in excess of those to the other Lenders or (z) as provided in Section 12.1(c) in the case of certain refusals by a Lender to consent to certain proposed amendment, changes, supplements, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders, Borrowers shall have the right to replace such Lender (the "Replaced Lender") with one or more other Eligible Assignee or Eligible Assignees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender") reasonably acceptable to Administrative Agent, provided that, (i) at the time of any replacement pursuant to this Section 3.7, the Replacement Lender shall enter into one or more assignment agreements, in form and substance reasonably satisfactory to Administrative Agent, pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans of, and participation in Letters of Credit by, the Replaced Lender and (ii) all obligations of Borrowers owing to the Replaced Lender (including, without limitation, such increased costs and excluding those amounts and obligations specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being paid) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective assignment documentation, the payment of amounts referred to in clauses (i) and
(ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the applicable Borrower, the Replacement Lender shall become a Lender hereunder and, unless the Replaced Lender continues to have outstanding Term Loans hereunder, the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Lender. Notwithstanding anything to the contrary contained above, no Lender that acts as a Facing Agent may be replaced hereunder at any time which it has Letters of Credit outstanding hereunder unless arrangements reasonably satisfactory to such Facing Agent (including the furnishing of a standby letter of credit in form and substance, and issued by an issuer satisfactory to such Facing Agent or the depositing of cash collateral into the Collateral Account in amounts and pursuant to arrangements reasonably satisfactory to such Facing Agent) have been made with respect to such outstanding Letters of Credit.

                                   ARTICLE IV

                            REDUCTION OF COMMITMENTS;
                            PAYMENTS AND PREPAYMENTS

         4.1 Voluntary Reduction of Commitments. Upon at least two Business Days' prior written notice (or telephonic notice confirmed in writing) to Administrative Agent at the Notice Office (which notice Administrative Agent shall promptly transmit to each Lender), Company (or in the case of Canadian Revolving Commitments, Canadian Borrower) shall have the right, without premium or penalty, to terminate the unutilized portion of the Multicurrency Revolving Commitments, Canadian Revolving Commitments or the Swing Line Commitment, as the case may be, in part or in whole, provided that, (x) any such voluntary termination of the Multicurrency Revolving Commitments or Canadian Revolving Commitments shall apply to proportionately and permanently reduce the Multicurrency Revolving Commitment or Canadian Revolving Commitment of each Multicurrency Revolving Lender or Canadian Revolving Lender, as the case may be,
(y) any partial voluntary reduction pursuant to this Section 4.1 shall be in the amount of at least $10,000,000 and integral multiples of $5,000,000 in excess of that amount and (z) any such voluntary termination of the Multicurrency Revolving Commitments, Canadian Revolving Commitments or Swing Line Commitment shall occur simultaneously with a voluntary prepayment, pursuant to Section 4.3 such that (i) the Total Multicurrency Revolving Commitment shall not be reduced below the aggregate principal amount of outstanding Multicurrency Revolving Loans plus the aggregate LC Obligations and the Swing Line Commitment, (ii) the total of the Canadian Revolving Commitments shall not be reduced below the aggregate principal amount of outstanding Canadian Revolving Loans and (iii) the Swing Line Commitment shall not be reduced below the aggregate principal amount of outstanding Swing Line Loans.

         4.2 Mandatory Reduction of Term Commitments. The Term Commitments will terminate in their entirety on the Initial Borrowing Date, after giving effect to the Initial Borrowing on such date.

         4.3 Voluntary Prepayments. Borrowers shall have the right to prepay the Loans in whole or in part from time to time on the following terms and conditions:

                  (a) the applicable Borrower shall give Administrative Agent irrevocable written notice at its Notice Office (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loans, whether such Loans are Term Loans, Multicurrency Revolving Loans, Canadian Revolving Loans or Swing Line Loans, the amount of such prepayment and the specific Borrowings to which such prepayment is to be applied, which notice shall be given by the applicable Borrower to Administrative Agent by 12:00 noon (New York City time) at least three Business Days prior in the case of Eurocurrency Loans, at least one Business Day prior in the case of Base Rate Loans and Canadian Prime Rate Loans and by 11:00 a.m. (local time) in the case of Swing Line Loans on the date of such prepayment and which notice shall (except in the case of Swing Line Loans) promptly be transmitted by Administrative Agent to each of the applicable Lenders;

                  (b) each partial prepayment of any Borrowing shall be in a principal amount at least equal to the Minimum Borrowing Multiple, provided that, no partial prepayment of Eurocurrency Loans made pursuant to a single Borrowing shall reduce the aggregate principal amount of the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto;

                  (c) Eurocurrency Loans may only be prepaid pursuant to this
Section 4.3 on the last day of an Interest Period applicable thereto or on any other day subject to Section 3.5;

                  (d) each prepayment in respect of any Borrowing shall be applied pro rata among the Loans comprising such Borrowing, provided, however, that Canadian Borrower may defease any B/A by depositing with Canadian Administrative Agent an amount equal to the face amount of such maturing B/A, provided, further, that, such prepayment shall not be applied to any Multicurrency Revolving Loans or Canadian Revolving Loans of a Defaulting Lender at any time when the aggregate amount of Multicurrency Revolving Loans or Canadian Revolving Loans of any Non-Defaulting Lender exceeds such Non-Defaulting Lender's Multicurrency Revolver Pro Rata Share of all Multicurrency Revolving Loans then outstanding or Canadian Revolver Pro Rata Share of all Canadian Revolving Loans then outstanding;

                  (e) subject to Section 4.5(c), each voluntary prepayment of Term Loans shall be applied to the Scheduled Term Repayments in proportional amounts equal to the applicable Term Percentage, as the case may be, of Term Loans with respect to such prepayment, if any, and within each Term Loan, shall be applied to reduce the remaining Scheduled Term Repayments, on a pro rata basis. Unless otherwise specified by the applicable Borrower, such prepayment shall be applied first to the payment of Base Rate Loans and second to the payment of such Eurocurrency Loans such Borrower shall request (and in the absence of such request, as Administrative Agent shall determine). In the event that any Term Lender waives all or part of its right to receive its portion of a voluntary prepayment, Administrative Agent shall apply one hundred percent (100%) of the amount so waived, if any, by such Term Lender to the Term A Loans in accordance with this Section 4.3 and then ratably to the Multicurrency Revolving Facility and the Canadian Revolving Facility (provided that any such waived voluntary prepayment by European Holdco shall not be applied to Multicurrency Revolving Loans of Company).

The notice provisions, the provisions with respect to the minimum amount of any prepayment, and the provisions requiring prepayments in integral multiples above such minimum amount of this Section 4.3 are for the benefit of Administrative Agent and may be waived unilaterally by Administrative Agent.

         4.4 Mandatory Prepayments.

                  (a) Prepayment Upon Overadvance. The applicable Borrower shall prepay the outstanding principal amount of the Multicurrency Revolving Loans, the Canadian Revolving Loans or the Swing Line Loan on any date on which the aggregate outstanding principal amount of such Loans together with the aggregate Effective Amount of LC Obligations in the case of the Multicurrency Revolving Loans (after giving effect to any other repayments or prepayments on such day) exceeds the aggregate Multicurrency Revolving Commitments, Canadian Revolving Commitments or the Swing Line Commitment, as the case may be, in the amount of such excess. If, after giving effect to the prepayment of all outstanding Multicurrency Revolving Loans, the aggregate Effective Amount of LC Obligations exceeds the Multicurrency Revolving Commitments then in effect, Company shall cash collateralize LC Obligations by depositing, pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to Administrative Agent, cash with Administrative Agent in an amount equal to the difference between the Effective Amount of such LC Obligations and the Multicurrency Revolving Commitments then in effect. Administrative Agent shall establish in its name for the benefit of the Multicurrency Revolving Lenders an interest bearing cash collateral account (the "Collateral Account") into which it shall deposit such cash to hold as collateral security for the LC Obligations. If, after giving effect to the prepayment of all outstanding Canadian Prime Rate Loans the outstanding principal amount of Canadian Revolving Loans exceeds the aggregate Canadian Revolving Commitments then in effect, the Canadian Borrower shall cash collateralize outstanding B/A Loans by depositing pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to Canadian Administrative Agent, cash with Canadian Administrative Agent in an amount equal to the difference between the outstanding principal amount of Canadian Revolving Loans and the Canadian Revolving Commitments then in effect. Canadian Administrative Agent shall establish in its name for the benefit of the Revolving Lenders a cash collateral account into which it shall deposit said cash to hold as collateral security for the outstanding B/A Loans.

                  (b) Scheduled Term A Repayments. European Holdco shall cause to be paid Scheduled Term A Repayments on the Term A Loans until the Term A Loans are paid in full in the amounts and currencies and at the times specified in the definition of Scheduled Term A Repayments to the extent that prepayments have not previously been applied to such Scheduled Term A Repayments (and such Scheduled Term A Repayments have not otherwise been reduced) pursuant to the terms hereof.

                  (c) Scheduled Term B Dollar Repayments. Company shall cause to be paid Scheduled Term B Dollar Repayments on the Term B Dollar Loans until the Term B Dollar Loans are paid in full in the amounts and at the times specified in the definition of Scheduled Term B Dollar Repayments to the extent that prepayments have not previously been applied to such Scheduled Term B Dollar Repayments (and such Scheduled Term B Dollar Repayments have not otherwise been reduced) pursuant to the terms hereof.

                  (d) Scheduled Term B Euro Repayments. European Holdco shall cause to be paid Scheduled Term B Euro Repayments on the Term B Euro Loans until the Term B Euro Loans are paid in full in the amounts and currencies and at the times specified in the definition of Scheduled Term B Euro Repayments to the extent that prepayments have not previously been applied to such Scheduled Term B Euro Repayments (and such Scheduled Term B Euro Repayments have not otherwise been reduced) pursuant to the terms hereof.

                  (e) Mandatory Prepayment Upon Asset Disposition. On the first Business Day after the date of receipt thereof by Company and/or any of its Subsidiaries of Net Sale Proceeds from any Asset Disposition (other than an Asset Disposition permitted by Section 8.3 or Sections 8.4(a) through 8.4(l)), except to the extent that the Net Sale Proceeds of such Asset Disposition, when combined with the Net Sale Proceeds of all such Asset Dispositions, during the immediately preceding twelve month period, do not exceed $25,000,000 plus, if an Aerospace Asset Disposition occurred during such period, 50% of the Net Sale Proceeds from such Aerospace Asset Disposition, Company and European Holdco shall cause an amount equal to 100% of such excess Net Sale Proceeds from such Asset Disposition to be applied as a mandatory repayment of principal of the Loans pursuant to the terms of Section 4.5(a), in each case subject to modification of such application as set forth in Section 4.5(c)), provided that, with respect to no more than $150,000,000 in the aggregate of such excess Net Sale Proceeds in any Fiscal Year of Company, the Net Sale Proceeds therefrom shall not be required to be so applied on such date to the extent that no Event of Default or Unmatured Event of Default then exists and such Net Sale Proceeds are used to purchase assets used or to be used in the businesses referred to in
Section 8.11 within 360 days following the date of such Asset Disposition; provided, further, that (1) if all or any portion of such Net Sale Proceeds are not so used (or contractually committed to be used) within such 360 day period, such remaining portion shall be applied on the last day of the respective period as a mandatory repayment of principal of outstanding Loans as provided above in this Section 4.4(e) and (2) if all or any portion of such Net Sale Proceeds are not required to be applied on the 360th day referred to in clause (1) above because such amount is contractually committed to be used and subsequent to such date such contract is terminated or expires without such portion being so used, then such remaining portion shall be applied on the date of such termination or expiration as a mandatory repayment of principal of outstanding Loans as provided in this Section 4.4(e).

                  (f) Mandatory Prepayment With Excess Cash Flow. On each Excess Cash Payment Date, Company and European Holdco shall cause an amount equal to 50% of Excess Cash Flow of Company and its Subsidiaries for the most recent Excess Cash Flow Period ending prior to such Excess Cash Payment Date to be applied as a mandatory repayment of principal of the Loans pursuant to the terms of Section 4.5(a), in each case subject to modification of such application as set forth in Section 4.5(c), provided that, so long as no Event of Default or Unmatured Event of Default then exists, if the Leverage Ratio as of the last day of such most recent Excess Cash Flow Period is less than 3.0:1.0, then, Company and European Holdco shall not be required to apply any portion of Excess Cash Flow as a mandatory repayment of Loans as provided above in this Section 4.4(f)).

                  (g) Mandatory Prepayment with Proceeds of Certain Permitted Indebtedness. On the Business Day of receipt thereof by Company or any Subsidiary, Company and European Holdco shall cause an amount equal to 100% of the Net Offering Proceeds of any Indebtedness permitted by Section 8.2(d) hereof to be applied as a mandatory repayment of principal of the Loans pursuant to the terms of Section 4.5(a), in each case subject to modification of such application as set forth in Section 4.5(c), provided, that, Company shall not be required to make such mandatory prepayment to the extent that such Net Offering Proceeds (1) were used to pay all or any portion of the consideration for a Permitted Acquisition so long as such Indebtedness (x) is unsecured and (y) has a Weighted Average Life to Maturity not less than the Weighted Average Life to Maturity of any Term Loan or (2) when aggregated with all other Net Offering Proceeds from issuances of Indebtedness permitted by Section 8.2(d) and not used as a mandatory prepayment pursuant to this clause (other than due to clause (1) above) do not exceed $100,000,000.

                  (h) Mandatory Prepayment Upon Recovery Event. Within ten (10) days following each date on which Company or any of its Subsidiaries receives any proceeds from any Recovery Event, Company and European Holdco shall cause an amount equal to 100% of the proceeds of such Recovery Event (net of reasonable costs and taxes incurred in connection with such Recovery Event) to be applied as a mandatory repayment of principal of the Loans pursuant to the terms of
Section 4.5(a), in each case subject to modification of such application as set forth in Section 4.5(c), provided that, so long as no Event of Default then exists, the net proceeds from any Recovery Event shall not be required to be so applied on such date to the extent that any Borrower has delivered a certificate to Administrative Agent on or prior to such date stating that such proceeds shall be used to replace or restore any properties or assets in respect of which such proceeds were paid within 360 days following the date of the receipt of such proceeds (which certificate shall set forth the estimates of the proceeds to be so expended); provided, further, that

                           (i) if all or any portion of such proceeds not
required to be applied to the repayment of Loans pursuant to the first proviso of this Section 4.4(h) are not so used (or contractually committed to be used) within 360 days after the day of the receipt of such proceeds, such remaining portion shall be applied on the last day of such period as a mandatory repayment of principal of the Loan as provided in this Section 4.4(h) and

                           (ii) if all or any portion of such proceeds are not
required to be applied on the 360th day referred to in clause (i) above because such amount is contractually committed to be used and subsequent to such date such contract is terminated or expires without such portion being so used, then such remaining portion shall be applied on the date of such termination or expiration as a mandatory repayment of principal of outstanding Loans as provided in this Section 4.4(h).

         4.5 Application of Prepayments; Waiver of Certain Prepayments.

                  (a) Prepayments. Except as expressly provided in this Agreement, all prepayments of principal made by any Borrower pursuant to Section 4.4(e) through (h) shall be applied (i) first to the payment of the unpaid principal amount of the Term Loans (with the applicable Term Percentage of such repayment to be applied as a repayment of each of the Term Facilities) and second to the pro rata payment of the then outstanding balance of the Multicurrency Revolving Loans and Canadian Revolving Loans and the cash collateralization of LC Obligations; (ii) within each of the foregoing Loans (other than Canadian Revolving Loans), first to the payment of Base Rate Loans and second to the payment of Eurocurrency Loans; (iii) with respect to Eurocurrency Loans, in such order as such Borrower shall request (and in the absence of such request, as Administrative Agent shall determine); and (iv) within Canadian Revolving Loans, first to the payment of Canadian Prime Rate Loans and second to the cash collateralization of outstanding B/A Loans in accordance with the cash collateralization provisions set forth in Section 4.4(a). Each prepayment of Term Loans made pursuant to Section 4.4(e) through
(h) shall be allocated within each Term Loan to reduce the remaining Scheduled Term Repayments on a pro rata basis. If any prepayment of Eurocurrency Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount, such Borrowing shall immediately be converted into Base Rate Loans. All prepayments shall include payment of accrued interest on the principal amount so prepaid, shall be applied to the payment of interest before application to principal and shall include amounts payable, if any, under Section 3.5.

                  (b) Payments. All regular installment payments of principal on the Term Loans shall be applied (i) first to the payment of Base Rate Loans and second to the payment of Eurocurrency Loans and (ii) with respect to Eurocurrency Loans, in such order as the applicable Borrower shall request (and in the absence of such request, as Administrative Agent shall determine). All payments shall include payment of accrued interest on the principal amount so paid, shall be applied to the payment of interest before application to principal and shall include amounts payable, if any, under Section 3.5.

                  (c) Waiver of Certain Prepayments by Certain Term Lenders. Notwithstanding anything to the contrary contained in this Section 4.5 or elsewhere in this Agreement (including, without limitation, in Section 12.1), the applicable Borrower shall have the option, in its sole discretion, to give the Term Lenders (other than Term A Lenders) with outstanding Term Loans the option to waive a voluntary prepayment or mandatory prepayment of such Term Loans (other than Term A Loans) pursuant to Sections 4.3 and 4.4(e) through (h) (each such repayment, a "Waivable Prepayment") upon the terms and provisions set forth in this Section 4.5(c). If the applicable Borrower elects to exercise the option referred to in the preceding sentence, such Borrower shall give to Administrative Agent written notice of its intention to give the Term Lenders the right to waive a Waivable Prepayment at least five (5) Business Days prior to such repayment, which notice Administrative Agent shall promptly forward to all Term Lenders (other than Term A Lenders) (indicating in such notice the amount of such repayment to be applied to each such Term Lender's outstanding Term Loans). Borrower's offer to permit the Term Lenders (other than Term A Lenders) to waive any such Waivable Prepayment may apply to all or part of such repayment, provided that, any offer to waive part of such repayment must be made ratably to the Term Lenders (other than Term A Lenders) on the basis of their Term Pro Rata Share of outstanding Term Loans. In the event any such Term Lender desires to waive such Lender's right to receive any such Waivable Prepayment in whole or in part, such Lender shall so advise Administrative Agent no later than the close of business two (2) Business Days after the date of such notice from Administrative Agent, which notice shall also include the amount such Lender desires to receive in respect of such prepayment. If any such Lender does not reply to Administrative Agent within the two (2) Business Days after the date of such notice from Administrative Agent, it will be deemed not to have waived any part of such prepayment. If any such Lender does not specify an amount it wishes to receive, it will be deemed to have accepted one hundred percent (100%) of the total payment. In the event that any such Term Lender waives all or part of such right to receive any such Waivable Prepayment, Administrative Agent shall apply one hundred percent (100%) of the amount so waived, if any, by such Term Lender to the Term A Loans to reduce the remaining Scheduled Term A Repayments on a pro rata basis until the Term A Loans are paid in full and then to the pro rata payment of outstanding Multicurrency Revolving Loans and Canadian Revolving Loans and cash collateralization of LC Obligations in accordance with this
Section 4.5.

         4.6 Method and Place of Payment.

                  (a) Except as otherwise specifically provided herein, all payments under this Agreement shall be made to Administrative Agent (other than payments with respect to the Canadian Revolving Facility), for the ratable account of the Lenders entitled thereto, not later than 12:00 Noon (local time in the city in which the Payment Office for the payment is located) on the date when due and shall be made in Dollars or the relevant Alternative Currency and in each case to the account specified therefor for Administrative Agent or if no account has been so specified at the Payment Office, it being understood that with respect to payments in Dollars, written telex or telecopy notice by Company to Administrative Agent to make a payment from the funds in Company's account at the Payment Office shall constitute the making of such payment to the extent of such funds held in such account. Administrative Agent will thereafter cause to be distributed on the same day (if payment was actually received by Administrative Agent prior to 12:00 Noon (local time in the city in which the Payment Office for the payment is located on such day)) like funds relating to the payment of principal or interest or fees ratably to the Lenders entitled to receive any such payment in accordance with the terms of this Agreement. If and to the extent that any such distribution shall not be so made by Administrative Agent in full on the same day (if payment was actually received by Administrative Agent prior to 12:00 Noon (local time in the city in which the Payment Office for the payment is located on such day)), Administrative Agent shall pay to each Lender its ratable amount thereof and each such Lender shall be entitled to receive from Administrative Agent, upon demand, interest on such amount at the overnight Federal Funds Rate (or the applicable cost of funds with respect to amounts denominated in an Alternative Currency) for each day from the date such amount is paid to Administrative Agent until the date Administrative Agent pays such amount to such Lender.

                  (b) Except as otherwise specifically provided herein, all payments under this Agreement with respect to the Canadian Revolving Facility shall be made to Canadian Administrative Agent, for the ratable account of the Lenders entitled thereto, not later than 12:00 Noon (local time in the city in which the Payment Office for the payment is located) on the date when due and shall be made in Canadian Dollars and in each case to the account specified therefor for Canadian Administrative Agent or if no account has been so specified at the Payment Office, it being understood that with respect to payments in Canadian Dollars, written telex or telecopy notice by Company to Canadian Administrative Agent to make a payment from the funds in Company's account at the Payment Office shall constitute the making of such payment to the extent of such funds held in such account. Canadian Administrative Agent will thereafter cause to be distributed on the same day (if payment was actually received by Canadian Administrative Agent prior to 12:00 Noon (local time in the city in which the Payment Office for the payment is located on such day)) like funds relating to the payment of principal or interest or fees ratably to the Lenders entitled to receive any such payment in accordance with the terms of this Agreement. If and to the extent that any such distribution shall not be so made by Administrative Agent in full on the same day (if payment was actually received by Administrative Agent prior to 12:00 Noon (local time in the city in which the Payment Office for the payment is located on such day)), Canadian Administrative Agent shall pay to each Lender its ratable amount thereof and each such Lender shall be entitled to receive from Canadian Administrative Agent, upon demand, interest on such amount at the applicable cost of funds with respect to Canadian Dollars for each day from the date such amount is paid to Canadian Administrative Agent until the date Canadian Administrative Agent pays such amount to such Lender.

                  (c) Any payments under this Agreement which are made by any Borrower later than 12:00 Noon (local time in the city in which the Payment Office for the payment is located) shall, for the purpose of calculation of interest, be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension, except that with respect to Eurocurrency Loans, if such next succeeding Business Day is not in the same month as the date on which such payment would otherwise be due hereunder or under any Note, the due date with respect thereto shall be the next preceding applicable Business Day.

         4.7 Net Payments.

                  (a) All payments made by or on behalf of Borrowers to or on behalf of any Lender or Agent hereunder or under any Loan Document will be made without recoupment, setoff, counterclaim or other defense. Notwithstanding any other provision in any Loan Document, except as provided in this Section 4.7, all payments hereunder and under any of the Loan Documents (including, without limitation, payments on account of principal and interest and fees) to or on behalf of any Lender or Agent shall be made by or on behalf of Borrowers free and clear of and without withholding for or on account of any present or future tax, duty, levy, impost, assessment or other charge of whatever nature now or hereafter imposed by any Governmental Authority, but excluding therefrom

                           (i) Excluded Taxes;

                           (ii) in the case of any Lender or Agent that is not a
United States person (as such term is defined in Section 7701(a)(30) of the Code) (each being referred to as a "Non-U.S. Participant"), any taxes imposed by the United States by means of withholding at the source unless such withholding
(a) results from a change in applicable law, treaty or regulations or the interpretation or administration thereof by any authority charged with the administration thereof subsequent to the date of this Agreement or (b) is imposed on payments with respect to a Lender's interest in the Loan Documents acquired under Section 3.7, Section 12.6, or Article XIII;

                           (iii) any taxes to the extent such taxes would be
avoided if the Lender or Agent provided the forms required under Section 4.7(d), unless (A) the Lender or Agent is not legally entitled to provide the forms (1) as a result of a change in applicable law, treaty, or regulations or interpretation or administration thereof by any authority charged with the administration thereof subsequent to the date such Lender or Agent becomes a Lender or Agent under a Loan Document or (2) after the Lender acquired an interest in the Loan Documents under Section 3.7, Section 12.6, or Article XIII or (B) the Lender or Agent is not providing the forms under Section 4.7(d)(iii) because the Lender or Agent determines (in its good faith judgment) that it is not legally entitled to provide the forms or that providing the forms would prejudice or disadvantage the Lender or Agent in any significant respect;

                           (iv) in the case of any Participant or Assignee that
is not a United States person (as such term is defined in Section 7701(a)(30) of the Code), any taxes imposed by the United States by means of withholding at the source that are in effect on the date such Participant or Assignee becomes a party to this Agreement or any Loan Document, except to the extent (i) the person that assigned or transferred the interest to the Participant or Assignee was entitled to reimbursement for such taxes under this Section 4.7 or (ii) the Participant or Assignee becomes a party to a Loan Document under Section 3.7,
Section 12.6, or Article XIII; and

                           (v) any taxes imposed by Canada on any amount paid or
credited prior to any CAM Exchange under the Canadian Revolving Facility to any Canadian Lender or any Eligible Assignee to whom any part of a Canadian Lender's Credit Exposure was assigned (a) that is not resident in Canada for purposes of the ITA, or (b) that is not otherwise deemed to be resident in Canada for purposes of Part XIII of the ITA in respect of any amounts paid or credited to such Lender or Eligible Assignee under the Canadian Revolving Facility.

                  (b) If any Borrower is required by law to make any deduction or withholding of any taxes from any payment due hereunder or under any of the Loan Documents (except for taxes excluded under Section 4.7(a)(i), (ii), (iii),
(iv), and (v)), then the amount payable will be increased to such amount which, after deduction from such increased amount of all such Taxes required to be withheld or deducted therefrom, will not be less than the amount due and payable hereunder had no such deduction or withholding been required. If any Borrower makes any payment hereunder or under any of the Loan Documents in respect of which it is required by law to make any deduction or withholding of any taxes, it shall pay the full amount to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to the Agent within 30 days after it has made such payment to the applicable authority a receipt issued by such authority evidencing the payment to such authority of all amounts so required to be deducted or withheld from such payment.

                  (c) Without prejudice to the provisions of Section 4.7(a), if any Lender, or Administrative Agent on its behalf, is required by law to make any payment on account of Taxes on or in relation to any such received or receivable Tax hereunder or under any of the Loan Documents by such Lender, or Administrative Agent on its behalf, or any cost, loss or liability for Tax in respect to any such payment is imposed, levied or assessed against any Lender or Administrative Agent on its behalf, the applicable Borrower will promptly indemnify such person against such Tax payment or cost, loss or liability, together with any interest, penalties and expenses (including counsel fees and expenses but excluding Excluded Taxes) payable or incurred in connection therewith, including any Tax of any Lender arising by virtue of payments under this Section 4.7(c), computed in a manner consistent with this Section 4.7(c). A certificate (showing in reasonable detail the basis for such calculation) as to the amount of such payment by such Lender, or Administrative Agent on its behalf, absent manifest error, shall be final, conclusive and binding upon all parties hereto for all purposes.

                  (d) (i) Each Lender or Agent that is a Non-U.S. Participant (other than a Canadian Revolving Lender that has only a Canadian Revolving Commitment) agrees to deliver to Company and Administrative Agent on or prior to the Initial Borrowing Date, or in the case of a Lender or Agent that becomes a party to a Loan Document on a later date, the date such Lender or Agent becomes a party to a Loan Document, together with any other certificate or statement of exemption required under the Code, (a) two (or more, as reasonably requested by Company or Administrative Agent) accurate and properly completed original signed copies of IRS Form W-8BEN or W-8ECI or W-8IMY (or successor forms), or (b), (x) a certificate substantially in the form of Exhibit 4.7(d) (any such certificate, a "Section 4.7(d) Certificate") and (y) two (or more, as reasonably requested by Company or Administrative Agent) accurate and properly completed original signed copies of IRS Form W-8BEN (or successor form). In addition, each such Non-U.S. Participant agrees that from time to time after the Initial Borrowing Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will timely deliver to Company and Administrative Agent two (or more, as reasonably requested by Company or Administrative Agent) new accurate and properly completed original signed copies of IRS Form W-8BEN or W-8ECI or W-8IMY, or IRS Form W-8BEN and a
Section 4.7(d) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender or Agent to a continued exemption from (or reduction in) United States withholding Tax with respect to payments under any Loan Document. To the extent a Non-U.S. Participant (other than a Canadian Revolving Lender that has only a Canadian Revolving Commitment) is unable to deliver the forms required under Section 4.7(d)(i), or the forms previously delivered are inaccurate in any material respects, it shall immediately notify Company and Administrative Agent.

                           (ii) Each Lender and Agent that is a U.S. Person (as
such term is defined in Section 7701(a)(30) of the Code) and that is not a corporation for U.S. federal income tax purposes, agrees to deliver to Company and Administrative Agent on or prior to the Initial Borrowing Date, or in the case of a Lender or Agent that becomes a party to a Loan Document on a later date, the date the Lender or Agent becomes a party to such Loan Document, two accurate and properly completed original signed copies of IRS Form W-9 (or successor form) certifying to such Lender's or Agent's entitlement to receive payments under such Loan Document without deduction for United States backup withholding tax.

                           (iii) Each Lender and Agent shall, if requested by
Company or Administrative Agent, within a reasonable period of time after such request, provide to Company, Administrative Agent or the applicable Governmental Authority any other tax forms or other documents or complete other formalities necessary or appropriate to avoid (or reduce) withholding for or on account of any Taxes imposed on payments under the Loan Documents pursuant to the laws of the jurisdiction of organization of Company, Canadian Borrower, European Holdco or any Subsidiary Borrower, as applicable, provided, however, that no Lender or Agent shall be required to provide forms or documents or complete other formalities under this Section 4.7(d)(iii) to the extent the Lender or Agent determines (in its good faith discretion) that it is not legally entitled to do so or that providing such forms or documents or completing the other formalities would prejudice or disadvantage the Lender or Agent in any significant respect. To the extent that a Lender or Agent is unable to deliver the forms or documents or complete the other formalities required under this Section 4.7(d)(iii) or the previous forms delivered are inaccurate in any material respects, the Lender or Agent shall promptly notify Company and Administrative Agent.

                  (e) Each Lender agrees that, as promptly as practicable after it becomes aware of the occurrence of any event or the existence of any condition that would cause any Borrower to make a payment in respect of any Taxes to such Lender pursuant to Section 4.7(a) or a payment in indemnification for any Taxes pursuant to Section 4.7(c), it will use reasonable efforts to make, fund or maintain the Loan or other Facility (or portion of either) or participation in Letters of Credit (or portions thereof) of such Lender with respect to which the aforementioned payment is or would be made through another lending office of such Lender if as a result thereof the additional amounts which would otherwise be required to be paid by any Borrower in respect of such Loans or other Facility (or portions of either) or participation in Letters of Credit (or portions thereof) pursuant to Section 4.7(a) or Section 4.7(c) would be materially reduced, and if, in the reasonable judgment of such Lender, the making, funding or maintaining of such Loans or other Facility (or portions of either) or participation in Letters of Credit (or portions thereof) through such other lending office would not be otherwise significantly disadvantageous to such Lender. Each Borrower agrees to pay all reasonable expenses incurred by any Lender in utilizing another lending office of such Lender pursuant to this
Section 4.7(e).

                  (f) If any Borrower shall pay any Taxes pursuant to this
Section 4.7 and any Lender or any Agent at any time thereafter receives a refund of such Taxes or, in its sole judgment, a direct credit with respect to the payment of such Taxes, then such Lender or any Agent shall promptly pay to such Borrower the amount of such refund or credit net of all out-of-pocket expenses reasonably incurred by the Lender or any Agent to obtain such refund or credit and without interest except for any interest paid by the relevant Government Authority with respect to the refund); provided, however, that such Borrower agrees to repay the amount paid over to such Borrower under this Section 4.7(f) (plus any penalties, interest, and other related charges) to the Lender or any Agent in the event the Lender or any Agent is required to repay the refund to the Government Authority.

                                   ARTICLE V

                              CONDITIONS OF CREDIT

         5.1 Conditions Precedent to the Initial Borrowing. The obligation of the Lenders to make the Initial Loans and the obligation of the respective Facing Agent to issue and the Lenders to participate in Letters of Credit under this Agreement shall be subject to the fulfillment, at or prior to the Initial Borrowing Date, of each of the following conditions:

                  (a) Credit Agreement and Notes. Borrowers shall have duly executed and delivered to Administrative Agent, with a signed counterpart for each Lender, this Agreement (including all schedules, exhibits, certificates, opinions and financial statements required to be delivered pursuant to the terms and conditions set forth herein), and, if requested, the Notes payable to the order of each applicable Lender in the amount of their respective Commitments all of which shall be in full force and effect;

                  (b) United States and Canadian Guaranties and Pledge
Agreements.

                           (i) United States Loan Guaranty. Each Domestic
Subsidiary of Company that is also a Material Subsidiary shall have duly authorized, executed and delivered the United States Loan Guaranty in the form of Exhibit 5.1(b)(i) (as modified, supplemented or amended from time to time, the "United States Loan Guaranty"),

                           (ii) United States Pledge Agreement. Company and each
Domestic Subsidiary of Company that is also a Material Subsidiary shall have duly authorized, executed and delivered the United States Pledge Agreement substantially in the form of Exhibit 5.1(b)(ii) (as modified, supplemented or amended from time to time, the "United States Pledge Agreement"),

                          (iii) Canadian Loan Guaranty. Canadian Holdings and
each Subsidiary of Canadian Borrower that is also a Material Subsidiary shall have duly authorized, executed and delivered a Canadian Loan Guaranty in the form of Exhibit 5.1(b)(iii) (as modified, supplemented or amended from time to time, the "Canadian Loan Guaranty"),

                           (iv) Canadian Pledge Agreement. Canadian Holdings
shall have duly authorized, executed and delivered a Canadian Pledge Agreement substantially in the form of Exhibit 5.1(b)(iv) hereto with respect to the shares of Canadian Borrower or with respect to the shares of any other company such other form as is reasonably acceptable to Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Canadian Pledge Agreement"),

                           (v) Perfection of Pledge Agreement Collateral. Each
Credit Party party to a United States Pledge Agreement or a Canadian Pledge Agreement shall have delivered to Administrative Agent:

                                    (A) all the Pledged Securities referred to
in such Pledge Agreements then owned, if any, by such Credit Party, together with executed and undated stock powers, in the case of capital stock constituting Pledged Securities and the Pledge Agreements and such other documents shall be in full force and effect,

                                    (B) proper financing statements (Form UCC-1
or such other financing statements or similar notices as shall be required by local law, if any) for filing under the UCC or other appropriate filing offices of each foreign and domestic jurisdiction as may be necessary or, in the opinion of Administrative Agent and the Required Lenders, desirable to perfect the security interests purported to be created by the Pledge Agreements,

                                    (C) copies of Requests for Information or
Copies (Form UCC-11 or equivalent reports), listing all effective financing statements or similar notices that name Company or its Subsidiaries (by its actual name or any trade name, fictitious name or similar name), or any division or other operating unit thereof, as debtor and that are filed in the jurisdiction referred to in said clause (B) above, together with copies of such other financing statements (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or for which Administrative Agent shall have received termination statements (Form UCC-3 or such other termination statements as shall be required by local law) for filing),

                                    (D) evidence of the completion of all other
recordings and filings of, or with respect to, the Pledge Agreements with any foreign or domestic Governmental Authorities and all other actions as may be necessary or, in the opinion of Administrative Agent and the Required Lenders, desirable to perfect the security interests intended to be created by the Pledge Agreements, and

                                    (E) evidence that all other actions
necessary, or in the reasonable opinion of Administrative Agent and the Required Lenders, desirable to perfect the security interests purported to be taken by the Pledge Agreements have been taken;

                  (c) European Guaranties and Security Documents. The Credit Parties listed on Schedule 5.1(c) shall have duly executed and delivered the European Loan Guaranties and Security Documents set forth on such Schedule.

                  (d) Opinions of Counsel. Administrative Agent shall have received from (i) Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Credit Parties, an opinion addressed to Administrative Agent and each of the Lenders and dated the Initial Borrowing Date, which shall be in form and substance satisfactory to Administrative Agent or the Required Lenders and which shall cover the matters set forth in Exhibit 5.1(d)(i) and such other matters incident to the transactions contemplated herein as Administrative Agent or the Required Lenders may reasonably request, (ii) opinions of local counsel to Administrative Agent and/or the Credit Parties (as is customary in the respective jurisdictions) from Luxembourg, Germany, Canada, the United Kingdom, France and such other jurisdictions as reasonably requested by Administrative Agent dated the Initial Borrowing Date which shall cover the matters set forth in Exhibit 5.1(d)(ii), with such exceptions as are reasonably satisfactory to Administrative Agent, and such other matters incident to the transactions contemplated herein as Administrative Agent or the Required Lenders may reasonably request, each of which shall be in form and substance reasonably satisfactory to Administrative Agent and the Required Lenders, and (iii) confirmation from each counsel delivering a legal opinion in connection with the Schmalbach Acquisition (including, without limitation, Skadden, Arps, Slate, Meagher & Flom (Illinois)) that Administrative Agent, Canadian Administrative Agent and the Lenders, as applicable, are entitled to rely upon their respective opinions delivered pursuant to the Schmalbach Acquisition;

                  (e) Officer's Certificate. Administrative Agent shall have received, with a signed counterpart for each Lender, a certificate executed by a Responsible Officer on behalf of Borrowers, dated the date of this Agreement and in the form of Exhibit 5.1(e) hereto, stating that the representations and warranties set forth in Article VI hereof are true and correct as of the date of the certificate, that no Event of Default or Unmatured Event of Default has occurred and is continuing, that the conditions of Section 5.1 hereof have been fully satisfied (except that no opinion need be expressed as to Administrative Agent's or Required Lenders' satisfaction with any document, instrument or other matter);

                  (f) Secretary's Certificate. On the Initial Borrowing Date, Administrative Agent shall have received from each Credit Party a certificate, dated the Initial Borrowing Date, signed by the secretary or any assistant secretary (or, if no secretary or assistant secretary exists, a Responsible Officer), of such Credit Party, in the form of Exhibit 5.1(f) with appropriate insertions, as to the incumbency and signature of the officers of each such Credit Party executing any Document (in form and substance satisfactory to Administrative Agent) and any certificate or other document or instrument to be delivered pursuant hereto or thereto by or on behalf of such Credit Party, together with evidence of the incumbency of such secretary or assistant secretary (or, if no secretary or assistant secretary exists, such Responsible Officer), and certifying as true and correct, attached copies of the Certificate of Incorporation, Certificate of Amalgamation or other equivalent document (certified as of recent date by the Secretary of State or other comparable authority where customary in such jurisdiction) and By-Laws (or other Organizational Documents) of such Credit Party and the resolutions of such Credit Party and, to the extent required, of the equity holders of such Credit Party, referred to in such certificate and all of the foregoing (including each such Certificate of Incorporation, Certificate of Amalgamation or other equivalent document and By-Laws (or other Organizational Documents)) shall be satisfactory to Administrative Agent;

                  (g) Good Standing. Where customary in such jurisdiction, a good standing certificate or certificate of status or comparable certificate of each Credit Party from the Secretary of State (or other governmental authority) of its state or province of organization or such equivalent document issued by any foreign Governmental Authority if applicable in such foreign jurisdiction;

                  (h) Adverse Change. On the Initial Borrowing Date, both before and after giving effect to the Transaction, there shall be no facts, events or circumstances then existing and nothing shall have occurred which shall have come to the attention of any of the Lenders which materially adversely affects the business, assets, financial condition, operations or prospects of Company and its Subsidiaries taken as a whole or Schmalbach and its Subsidiaries taken as a whole since December 31, 2001;

                  (i) Approvals. All necessary governmental (domestic and foreign) and material third party approvals and/or consents in connection with the Transaction and the transactions contemplated by the Documents shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of all or any part of the Transaction or the other transactions contemplated by the Documents. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing material adverse conditions upon all or any part of the Transaction, the transactions contemplated by the Documents or the making of the Loans or the issuance of Letters of Credit;

                  (j) Litigation. No action, suit or proceeding (including, without limitation, any inquiry or investigation) by any entity (private or governmental) shall be pending or, to the best knowledge of Borrowers, threatened against Company and any of its Subsidiaries or with respect to this Agreement, any other Document or any documentation executed in connection herewith or the transactions contemplated hereby (including, without limitation, the Transaction), or the obligations being refinanced in connection with the consummation of the Transaction or which Administrative Agent or the Required Lenders shall determine would reasonably be expected to have a Material Adverse Effect, and no injunction or other restraining order shall remain effective or a hearing therefor remain pending or noticed with respect to this Agreement, any other Document or any documentation executed in connection herewith or the transactions contemplated hereby (including, without limitation, the Transaction), the effect of which would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect;

                  (k) Fees. Borrowers shall have paid jointly and severally to Administrative Agent and the Lenders all costs, fees and expenses (including, without limitation, legal fees and expenses of Winston & Strawn and the reasonable costs, fees and expenses referred to in Section 12.4) payable to Administrative Agent and the Lenders to the extent then due. Fees and expenses incurred by the Credit Parties and their Subsidiaries with respect to the Transaction shall not exceed $50,000,000 and on the Initial Borrowing Date, after giving effect to the Transaction, Company shall not have incurred more than $170,000,000 under the Multicurrency Revolving Facility;

                  (l) Evidence of Insurance. On the Initial Borrowing Date, Administrative Agent shall have received evidence of insurance complying with the requirements of Section 7.8 for the business and properties of Company and its Subsidiaries.

                  (m) Pro Forma Balance Sheet. Administrative Agent shall have received the Pro Forma Balance Sheet prepared in accordance with of the Securities Act in form and substance satisfactory to Administrative Agent and the Required Lenders.

                  (n) Termination of Existing Credit Agreements. On the Initial Borrowing Date with proceeds from the Initial Borrowing hereunder, the total commitments under each of the Existing Credit Agreements shall have been terminated, all loans thereunder shall have been repaid in full, together with interest thereon, all letters of credit, if any, issued thereunder shall have been terminated and all other amounts owing pursuant to the such agreements shall have been repaid in full and the such agreements shall have been terminated on terms and conditions satisfactory to Administrative Agent and the Required Lenders and be of no further force or effect and the creditors thereunder shall have terminated and released all security interests and Liens on the assets owned by Company and its Subsidiaries in a manner satisfactory to Administrative Agent.

                  (o) Existing Indebtedness. On the Initial Borrowing Date and after giving effect to the Transaction and the other transactions contemplated hereby, neither Company nor any of its Subsidiaries shall have any material indebtedness for money borrowed outstanding except for the Loans and the Indebtedness to Remain Outstanding. The Indebtedness to Remain Outstanding shall not be incurred in connection with, or in contemplation of, the Transaction;

                  (p) Tax and Accounting Aspects of Transactions/Capital Structure. The Required Lenders shall be reasonably satisfied with all financial, legal, tax and accounting matters (including any tax legislation pending before the United States Congress or any committee thereof) relating to the Transactions. On the Initial Borrowing Date, the ownership, financial structure and capital structure (including without limitation, the terms of any capital stock, options, warrants or other securities issued by Company or any of its Subsidiaries) and management of Company and its Subsidiaries (after giving effect to the Transaction) shall be in form and substance reasonably satisfactory to the Required Lenders;

                  (q) Acquisition Agreement. The Acquisition Agreement shall have been duly authorized, executed and delivered by the parties thereto, and shall be in full force and effect;

                  (r) Consummation of Transactions, Etc. The structure and all material terms of, and the documentation for, each component of the Transaction shall be reasonably satisfactory to each of the Lenders, including, without limitation, the agreements and documentation pertaining to the 2012 Senior Note Financing. The transactions contemplated by the Transaction Documents shall have been consummated in all material respects without any material waiver or amendment, except as disclosed on Schedule 5.1(r) hereto and as consented to by the Required Lenders (such consent not to be unreasonably withheld), of any conditions precedent thereto required to be performed on or prior to the consummation of the transactions contemplated thereby which are for the benefit of each Borrower and the waiver of which, in the reasonable judgment of the Required Lenders, would reasonably be expected to have a Material Adverse Effect, and the Lenders shall have received such evidence of the consummation of such transactions as the Lenders may reasonably request; all representations and warranties of the Credit Parties and the other parties thereto contained in the Transaction Documents shall be true and correct in all material respects; and all material notifications, consents and approvals required pursuant to the Transaction Documents shall have been given or obtained, as the case may be;

                  (s) Audited Financials. Administrative Agent and each Lender shall have received (i) audited consolidated balance sheets at December 31, 2000 and 2001, statements of income and cash flows at December 31, 1999, 2000 and 2001 and interim financial statements at June 30, 2002 of Schmalbach (including the beverage can business but excluding the PET plastic container business and the WhiteCap closure business), (ii) the most recent unaudited quarterly consolidated financial statements for Schmalbach, (iii) monthly financial statements for Schmalbach for each month since the most recent quarterly statements, to the extent received by Company, and (iv) financial projections and pro forma financial statements for Company and its Subsidiaries and all such statements, projections and pro forma financial statements, (including, with respect to the projections, the reasonableness of any assumptions made therein), shall be reasonably satisfactory to the Required Lenders;

                  (t) Solvency Certificate. On the Initial Borrowing Date, Administrative Agent and the Lenders shall have received a solvency certificate, in form and substance reasonably satisfactory to Administrative Agent, from the Chief Financial Officer of Company with respect to the solvency of Company, after giving effect to the Transaction;

                  (u) Environmental Review. Administrative Agent and each Lender shall have received the Environmental Study. The Required Lenders shall be satisfied as to the existing and potential liability of Company and its Subsidiaries and Schmalbach and its Subsidiaries with respect to any environmental matters, including any matters related to the assets acquired pursuant to the Schmalbach Acquisition, and including compliance with laws and regulations relating to environmental protection and receipt of Environmental Studies with respect to such properties as such Lenders may reasonably request;

                  (v) Pension Liabilities. Administrative Agent shall have completed a review of the pension liabilities of Schmalbach and its subsidiaries, and the results of such review shall be reasonably satisfactory to Administrative Agent;

                  (w) 2012 Senior Note Financing. If the 2012 Senior Note Financing is consummated, Company shall have received gross cash proceeds of at least $200,000,000 from such 2012 Senior Notes;

                  (x) Other Matters. All corporate and other proceedings taken in connection with the Transactions at or prior to the date of this Agreement, and all documents incident thereto will be reasonably satisfactory in form and substance to Administrative Agent;

                  (y) Post-Closing Agreement. Company shall have duly authorized, executed and delivered the Post-Closing Agreement substantially in the form of Exhibit 5.1(y).

         5.2 Conditions Precedent to All Credit Events. The obligation of each Lender to make Loans (including Loans made on the Initial Borrowing Date) and the obligation of any Facing Agent to issue or any Lender to participate in any Letter of Credit hereunder in each case shall be subject to the fulfillment at or prior to the time of each such Credit Event of each of the following conditions:

                  (a) Representations and Warranties. The representations and warranties contained in this Agreement and the other Loan Documents shall each be true and correct in all material respects at and as of such time, as though made on and as of such time except to the extent such representations and warranties are expressly made as of a specified date in which event such representation and warranties shall be true and correct in all material respects as of such specified date.

                  (b) No Default. No Event of Default or Unmatured Event of Default shall have occurred and shall then be continuing on such date or will occur after giving effect to such Credit Event.

                  (c) Notice of Borrowing; Letter of Credit Request.

                           (i) Prior to the making of each Loan, Administrative
Agent shall have received a Notice of Borrowing meeting the requirements of
Section 2.5 or Canadian Administrative Agent shall have received a Notice of Canadian Borrowing meeting the requirements of Section 2A.5, as applicable.

                           (ii) Prior to the issuance of each Letter of Credit,
Administrative Agent and the respective Facing Agent shall have received a Letter of Credit Request meeting the requirements of Section 2.10(c).

                  (d) Other Information. Administrative Agent shall have received such other information and reports as it may reasonably request in connection with such Credit Event.

                  The acceptance of the benefits of each such Credit Event by Borrowers shall be deemed to constitute a representation and warranty by it to the effect of paragraphs (a) and (b) of this Section 5.2 (except that no opinion need be expressed as to Administrative Agent's or Required Lenders' satisfaction with any document, instrument or other matter).

                  Each Lender hereby agrees that by its execution and delivery of its signature page hereto and by the funding of its Loan to be made on the Initial Borrowing Date, such Lender approves of and consents to each of the matters set forth in Section 5.1 and Section 5.2 which must be approved by, or which must be satisfactory to, Administrative Agent or the Required Lenders or Lenders, as the case may be, provided that, in the case of any agreement or document which must be approved by, or which must be satisfactory to, the Required Lenders, Administrative Agent or Company shall have delivered or caused to be delivered a copy of such agreement or document to such Lender on or prior to the Initial Borrowing Date if requested.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

                  In order to induce the Lenders to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, each Borrower with respect to itself and its Subsidiaries makes the following representations and warranties as of the Initial Borrowing Date (both before and after giving effect to the consummation of the Transaction) and as of the date of each subsequent Credit Event (except to the extent such representations and warranties are expressly made as of a specified date, in which case such representations and warranties shall be true as of such specified date), all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and issuance of the Letters of Credit:

         6.1 Corporate Status. Each Credit Party (i) is a duly organized and validly existing organization in good standing under the laws of the jurisdiction of its organization (to the extent that such concept exists in such jurisdiction), (ii) has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified and is authorized to do business and is in good standing (to the extent such concept exists in the relevant jurisdiction) in (y) Indiana in the case of Company, or its jurisdiction of organization in the case of a Subsidiary of Company and (z) in each other jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except in the case of clause (z) for such failure to be so qualified, authorized or in good standing which, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

         6.2 Corporate Power and Authority. Each Credit Party has the corporate power and authority to execute and deliver each of the Documents to which it is a party and to perform its obligations thereunder and has taken all necessary action to authorize the execution, delivery and performance by it of each of such Documents. Each Credit Party has duly executed and delivered each of the Documents to which it is a party, and each of such Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         6.3 No Violation. The execution and delivery by any Credit Party of the Documents to which it is a party (including, without limitation, the granting of Liens pursuant to the Security Documents) and the performance of such Credit Party's obligations thereunder do not (i) contravene any provision of any Requirement of Law applicable to any Credit Party, (ii) conflict with or result in any breach of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of any Credit Party pursuant to the terms of any Contractual Obligation to which any Credit Party is a party or by which it or any of its property or assets is bound except for such contraventions, conflicts, breaches or defaults that would not be reasonably likely to have a Material Adverse Effect, (iii) violate any provision of any Organizational Document of any Credit Party or (iv) require any approval of stockholders or any material approval or consent of any Person (other than a Governmental Authority) except filings, consents, or notices which have been made, obtained or given and except as set forth on Schedule 6.3.

         6.4 Governmental and Other Approvals. Except as set forth on Schedule
6.4 and except for filings necessary to create or perfect security interests in the Collateral, no material order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made on or prior to the Initial Borrowing Date), or exemption by, any Governmental Authority, is required to authorize, or is required in connection with, (i) the execution and delivery of any Document or the performance of the obligations thereunder or (ii) the legality, validity, binding effect or enforceability of any such Document.

         6.5 Financial Statements; Financial Condition; Undisclosed Liabilities Projections; Etc.

                  (a) Financial Statements.

                           (i) The balance sheet of Company at December 31, 2000
and 2001, June 30, 2002 and September 30, 2002 and the related statements of income, cash flows and shareholders' equity of Company for the Fiscal Year or other period ended on such dates, as the case may be, and the financial statements of Schmalbach delivered pursuant to Section 5.1(s) fairly present in all material respects the financial condition and results of operation and cash flows of Company and its consolidated subsidiaries or Schmalbach, respectively, as of such dates and for such periods. Copies of such statements have been furnished to the Lenders prior to the date hereof and, in the case of the December 31, 2000 and 2001 statements, have been examined by PricewaterhouseCoopers LLP, independent certified public accountants, who delivered an unqualified opinion in respect thereto, and

                           (ii) the pro forma (after giving effect to the
Transaction, the related financing thereof and the other transactions contemplated hereby and thereby) balance sheet of Company attached hereto as
Schedule 6.5(a) (the "Pro Forma Balance Sheet") presents fairly in all material respects the financial condition of Company at the date of such balance sheet and presents a good faith estimate of the pro forma financial condition of Company (after giving effect to the Transaction, the related financing thereof and the other transactions contemplated hereby and thereby) at the date thereof. The Pro Forma Balance Sheet has been prepared in accordance with GAAP consistently applied (except as may be indicated in the notes thereto) subject to normal year-end adjustments.

                  (b) Solvency. On and as of the Initial Borrowing Date, after giving effect to the Transaction and to all Indebtedness (including the Loans) being incurred (and the use of proceeds thereof) and Liens created by Borrowers in connection with the transactions contemplated hereby,

                           (i) the sum of the assets, at a fair valuation, of
each Credit Party will exceed its debts;

                           (ii) no Credit Party has incurred, intends to, or
believes that it will, incur debts beyond its ability to pay such debts as such debts mature; and

                           (iii) each Credit Party will have sufficient capital
with which to conduct its business. For purposes of this Section 6.5(b) "debt" means any liability on a claim, and "claim" means (y) any right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured (including all obligations, if any, under any Plan or the equivalent for unfunded past service liability, and any other unfunded medical and death benefits) or (z) any right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonable be expected to become an actual or matured liability.

                  (c) No Undisclosed Liabilities. Except as fully reflected in the financial statements and the notes related thereto delivered pursuant to
Section 6.5(a) and on Schedule 6.5(d) there were as of the Initial Borrowing Date (and after giving effect to the Transaction and the other transactions contemplated hereby) no liabilities or obligations with respect to Company and its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be material to Company and its Subsidiaries, taken as a whole. As of the Initial Borrowing Date (and after giving effect to the Transaction and the other transactions contemplated hereby), Borrowers do not know of any basis for the assertion against Company or any Subsidiary of any liability or obligation of any nature whatsoever that is not reflected in the financial statements or the notes related thereto delivered pursuant to Section 6.5(a) and on Schedule 6.5(d) which, either individually or in the aggregate, would reasonably be expected to be material to Company and its Subsidiaries, taken as a whole.

                  (d) Indebtedness. Schedule 6.5(d) sets forth a true and complete list of all material Indebtedness (other than Indebtedness permitted pursuant to Sections 8.2(a) through (i) and (k) through (r)) of Company and its Subsidiaries as of the Initial Borrowing Date and which is to remain outstanding on the date hereof after giving effect to the Transaction (the "Indebtedness to Remain Outstanding"), in each case showing the outstanding aggregate principal amount thereof (and the aggregate amount of any undrawn commitments with respect thereto) and the name of the respective obligor and any other entity which directly or indirectly guaranteed such debt. No Indebtedness to Remain Outstanding has been incurred in connection with, or in contemplation of, the Transaction or the other transactions contemplated hereby. Borrowers have delivered or caused to be delivered to Administrative Agent a true and complete copy of the form of each material agreement or instrument evidencing Indebtedness for money borrowed listed on Schedule 6.5(d) and of each material agreement or instrument pursuant to which such Indebtedness for money borrowed was issued.

                  (e) Projections. On and as of the Initial Borrowing Date, the financial projections, attached hereto as Schedule 6.5(e) and previously delivered to Administrative Agent and the Lenders (the "Projections") and each of the budgets delivered after the Effective Date pursuant to Section 7.2(d) are, at the time made, prepared on a basis consistent with the financial statements referred to in Sections 7.1(a) and (b) and are at the time made based on good faith estimates and assumptions made by the management of Company, and there are no statements or conclusions in the Projections or any such budgets which, at the time made, are based upon or include information known to Company to be materially misleading or which fail to take into account material information regarding the matters reported therein. On the Initial Borrowing Date, Company believes that the Projections are reasonable and attainable, it being understood that uncertainty is inherent in any forecasts or projections, such Projections are not to be viewed as facts, and that no assurance can be given that the results set forth in the Projections will actually be obtained and the differences may be material.

                  (f) No Material Adverse Change. Since December 31, 2001, there has been no fact, event, circumstance or occurrence which has caused or resulted in a Material Adverse Effect.

         6.6 Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of Company and its Subsidiaries, threatened (i) against Company or any Credit Party challenging the validity or enforceability of any material provision of any Loan Document, or (ii) that would reasonably be expected to have a Material Adverse Effect.

         6.7 True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of Company or any of its Subsidiaries in writing to any Lender (including, without limitation, all information contained in the Documents) (other than the Projections as to which Section 6.5(e) applies) for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Company or any of its Subsidiaries in writing to any Lender for purposes of or in connection with this Agreement or any transaction contemplated herein, when taken as a whole, do not contain as of the date furnished any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. The Borrowers have disclosed to the Lenders (a) all agreements, instruments and corporate or other restrictions to which Company or any of its Subsidiaries is subject, and (b) all other matters known to any of them, that individually or in the aggregate with respect to (a) and (b) above, would reasonably be expected to result in Material Adverse Effect.

         6.8 Use of Proceeds; Margin Regulations.

                  (a) Term Loan Proceeds. All proceeds of the Term Loans incurred on the Initial Borrowing Date shall be used by Company and European Holdco (x) to finance, in part, the Schmalbach Acquisition, the Schmalbach Refinancing and the Company Refinancing, (y) to pay fees and expenses in connection with the Transaction (which fees and expenses shall not exceed, in the aggregate, $50,000,000) and (z) for general corporate purposes of Company and European Holdco; provided that, the proceeds under the Term A Loans shall not be used to finance any direct or indirect acquisition of any Schmalbach Subsidiaries organized under the laws of France and/or to finance any direct or indirect contribution in exchange for shares of Company Subsidiaries organized under the laws of France.

                  (b) Multicurrency Revolving Loan and Canadian Revolving Loan Proceeds. All proceeds of the Multicurrency Revolving Loans and Canadian Revolving Loans incurred hereunder shall be used by Borrowers and Canadian Borrower, as applicable, for ongoing working capital needs and general corporate purposes (other than as Permitted Refinancing Indebtedness of the 2008 Subordinated Notes), including Permitted Acquisitions by Company and its Subsidiaries.

                  (c) Margin Regulations. No part of the proceeds of any Loan will be used to purchase or carry any margin stock (as defined in Regulation U of the Board), directly or indirectly, or to extend credit for the purpose of purchasing or carrying any such margin stock for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Loans or other extensions of credit under this Agreement to be considered a "purpose credit" within the meaning of Regulation T, U or X of the Board.

         6.9 Taxes.

                  (a) Tax Returns and Payments. Each of Company and each of its Subsidiaries has timely filed or caused to be filed with the appropriate taxing authority, all material returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of Company and/or any of its Subsidiaries. The Returns accurately reflect all material liability for taxes of Company and its Subsidiaries for the periods covered thereby. Each of Company and each of its Subsidiaries has paid all material taxes owed by it other than those contested in good faith and for which adequate reserves have been established in conformity with GAAP or their equivalent in the relevant jurisdiction of the taxing authority. As of the Initial Borrowing Date, except as disclosed to the Lenders in writing, there is no material action, suit, proceeding, investigation, audit, or claim pending or, to the knowledge of Borrowers, threatened by any authority regarding any taxes relating to Company or any of its Subsidiaries. As of the Initial Borrowing Date, neither Company nor any of its Subsidiaries has incurred, or will incur, any material tax liability in connection with the Transaction. As of the Initial Borrowing Date, neither Company nor any of its Subsidiaries has participated in a transaction (i) the "significant purpose of which is the avoidance or evasion of federal income tax" within the meaning of Code section 6111(d)(i)(A) and the Treasury Regulations promulgated thereunder or (ii) is a "reportable transaction" within the meaning of Temporary Treasury Regulation 1.6011-4T.

                  (b) Tax Examinations. There are no tax examinations in progress with respect to any material taxes or tax returns of Company or its Subsidiaries for which deficiencies have been asserted against Company and its Subsidiaries that have not been fully paid or finally settled or are not being contested in good faith with adequate reserves having been established in conformity with GAAP or their equivalent in the relevant jurisdiction of the taxing authority for the taxes being contested. No issue has been raised in writing in any examination which, by application or similar principles, reasonably can be expected to result in an assertion of a material deficiency for any open taxable year which is not under examination that has not been accrued on Company's and its Subsidiaries' audited financial statements for its most recently ended Fiscal Year in accordance with GAAP or their equivalent in the relevant jurisdiction of the taxing authority. Except as disclosed to the Lenders in writing, neither Company nor any of its Subsidiaries has knowledge of any material income tax liability with respect to open taxable years in excess of amounts accrued for current taxes on such Person's financial statements for its most recently ended Fiscal Year.

         6.10 Compliance With ERISA. Except as, in the aggregate, would not reasonably be expected to have a Material Adverse Effect, each Plan has been operated and administered in a manner so as not to result in any liability of any Borrower for failure to comply with the applicable provisions of applicable law, including ERISA and the Code; no Termination Event has occurred with respect to a Plan; to the best knowledge of each Borrower, no Multiemployer Plan is insolvent or in reorganization; no Plan has an accumulated or waived funding deficiency or has applied for an extension of any amortization period within the meaning of Section 412 of the Code; Borrowers and their Subsidiaries or any ERISA Affiliates have not incurred any liability to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 4062, 4063, 4064, 4069, 4201 or 4204 of
ERISA or Section 4971 or 4975 of the Code; no proceedings have been instituted to terminate any Plan within the last fiscal year; using actuarial assumptions and computation methods consistent with subpart 1 of subtitle E of Title IV of ERISA, to the best knowledge of Borrowers, Borrowers and their Subsidiaries and ERISA Affiliates would not have any liability to any Plans which are Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Multiemployer Plan ending prior to the date of any Credit Event; no Lien imposed under the Code or ERISA on the assets of Borrowers or any of their Subsidiaries or any ERISA Affiliate exists or is likely to arise on account of any Plan; Borrowers and their Subsidiaries and ERISA Affiliates have made all contributions to each Plan within the time required by law or by the terms of such Plan; and Borrowers and their Subsidiaries and ERISA Affiliates do not maintain or contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees (other than as required by Section 601 et seq. of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA) the obligations with respect to either of which would reasonably be expected to have a Material Adverse Effect.

         6.11 Security Documents.

                  (a) When executed and delivered, the Pledge Agreements will be effective to create in favor of Collateral Agent, for the benefit of the Secured Creditors, legal and valid security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Securities to the extent represented by certificated securities (the "Certificated Pledged Stock") described in the Pledge Agreements, when stock certificates representing such Certificated Pledged Stock are delivered to Collateral Agent, and in the case of the other Collateral described in the Pledge Agreements, when financing statements and other filings specified on Schedule 6.11 in appropriate form are filed in the offices specified on Schedule 6.11 and the Borrowers receive proceeds of the Loans on the Initial Borrowing Date, the Pledge Agreements shall constitute a fully perfected Lien (to the extent such Lien can be perfected by filing, recording, registration or, with respect to the Certificated Pledged Stock, possession) on, and security interest in, all right, title and interest of the Credit Parties in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Pledge Agreements), in each case prior and superior in right to any other Person (except, in the case of Collateral other than Certificated Pledged Stock, Liens permitted by Section 8.1, and only to the extent that priority can be obtained by filing).

                  (b) In the case of the Pledged Securities described in any European Pledge Agreement, when stock certificates are delivered to Collateral Agent if any are issued immediately and all other conditions required therein are met, each European Pledge Agreement shall constitute a fully perfected (to the extent such concept exists in the relevant jurisdiction) Lien on, and security interest in, all right, title and interest of the Credit Parties in such Pledged Securities and the proceeds thereof, as security for the Obligations (as defined in such European Pledge Agreement), in each case prior and superior in right to any other Person except Liens permitted by Section 8.1.

         6.12 Documents.

                  (a) True and Accurate Copies; Consummation of Transaction. Borrowers have heretofore delivered to Administrative Agent true, correct and complete copies of the material Transaction Documents. Borrowers have, concurrently with the execution and delivery of this Agreement, consummated the transactions contemplated by the material Transaction Documents pursuant thereto, and the material Transaction Documents set forth the entire agreement among the parties thereto with respect to the subject matter of such material Transaction Documents. Except as set forth on Schedule 5.1(r) hereto, to the Company's knowledge, no party to the material Transaction Documents has waived the fulfillment of any condition precedent set forth therein to the consummation of the transactions contemplated thereby, no party is in default or has failed to perform any of its obligations thereunder or under any instrument or document executed and delivered in connection therewith.

                  (b) Representations and Warranties in Documents. All representations and warranties set forth in the material Transaction Documents were true and correct in all material respects at the time as of which such representations and warranties were made or deemed made.

         6.13 Ownership of Property. Company and each Material Subsidiary has good and marketable title to, or a subsisting leasehold interest in, all material items of real and personal property used in its operations (except as to leasehold interests) free and clear of all Liens, except Permitted Liens and except to the extent that the failure to have such title or interest (individually or in the aggregate) would not reasonably be expected to have a Material Adverse Effect. Substantially all items of real and material personal property owned by, leased to or used by Company and each Material Subsidiary are in adequate operating condition and repair, ordinary wear and tear excepted, are free and clear of any known defects except such defects as do not substantially interfere with the continued use thereof in the conduct of normal operations, and are able to serve the function for which they are currently being used, except to the extent the failure to keep such condition (individually or in the aggregate) would not reasonably be expected to have a Material Adverse Effect.

         6.14 Capitalization of Company. On the Initial Borrowing Date after giving effect to the Transaction, Company will have no Capital Stock outstanding other than the Common Stock. All outstanding shares of capital stock of Company have been duly authorized and validly issued and are fully paid and non-assessable. A complete and correct copy of each of the Organizational Documents of Company in effect on the date of this Agreement has been delivered to Administrative Agent. Company does not have any outstanding stock or securities convertible into or exchangeable for any shares of its Capital Stock, or any rights issued to any Person (either preemptive or other) to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to any of its Capital Stock or any stock or securities convertible into or exchangeable for any of its Capital Stock (other than as set forth in the Organizational Documents of Company).

         6.15 Subsidiaries.

                  (a) Organization. Schedule 6.15 hereto sets forth a true, complete and correct list as of the date of this Agreement of each Subsidiary of Company (including for purposes of this list the members of the BAP Group) and indicates for each such Subsidiary (i) its jurisdiction of organization, (ii) its ownership (by holder and percentage interest) and (iii) whether such Subsidiary is a Material Subsidiary. As of the Initial Borrowing Date, Company has no Subsidiaries except for those Subsidiaries listed as such on Schedule
6.15 hereto.

                  (b) Capitalization. All shares of capital stock of each Subsidiary of Company have been duly authorized and validly issued, are fully paid and non-assessable (except for shares of Canadian Borrower which are assessable upon a winding up or bankruptcy of Canadian Borrower) and are owned free and clear of all Liens except for Permitted Liens. No authorized but unissued or treasury shares of capital stock of any Subsidiary of Company are subject to any option, warrant, right to call or similar commitment. A complete and correct copy of each Organizational Document of each Domestic Subsidiary of Company, each first-tier Foreign Subsidiary of Company or a Domestic Subsidiary and any other Subsidiary Borrower in effect on the date of this Agreement has been delivered to Administrative Agent.

                  (c) Restrictions on or Relating to Subsidiaries. Except to the extent permitted by Section 8.14, there does not exist any encumbrance or restriction on the ability of:

                           (i) any Subsidiary of Company to pay dividends or
make any other distributions on its Capital Stock, or to pay any Indebtedness owed to Company or a Subsidiary of Company;

                           (ii) any Subsidiary of Company to make loans or
advances to Company or any of Company's Subsidiaries; or

                           (iii) Company or any of its Subsidiaries to transfer
any of its properties or assets to Company or any of its Subsidiaries, except, in connection with (i), (ii) or (iii) above, for such encumbrances or restrictions existing under or by reason of (x) applicable law, (y) this Agreement or the other Loan Documents or (z) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of Company or a Subsidiary of Company.

         6.16 Compliance With Law, Etc. Neither Company nor any of its Material Subsidiaries is in default under or in violation of any Requirement of Law applicable to any of them or Contractual Obligation, or under its Organizational Documents, as the case may be, in each case the consequences of which default or violation, either in any one case or in the aggregate, would have a Material Adverse Effect.

         6.17 Investment Company Act. Neither Company nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         6.18 Public Utility Holding Company Act. Neither Company nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         6.19 Environmental Matters.

                  (a) Company and each of its Subsidiaries have complied in all material respects with, and on the date of such Credit Event are in compliance in all material respects with, all applicable Environmental Laws and Environmental Permits except for such non-compliance as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. There are no pending or, to the best knowledge of Borrowers, threatened Environmental Claims against Company or any of its Subsidiaries or any real property currently owned or operated by Company or any of its Subsidiaries except for such Environmental Claims that would not reasonably be expected to have a Material Adverse Effect.

                  (b) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, or otherwise come to be located on, any real property owned or at any time operated by Company or any of its Subsidiaries where such generation, use, treatment or storage has violated or would reasonably be expected to violate or create liability under any Environmental Law in any material respect and result, either individually or in the aggregate, in a Material Adverse Effect. To the knowledge of Borrowers, Hazardous Materials have not at any time been Released on or from, or otherwise come to be located on, any real property owned or at any time operated by Company or any of its Subsidiaries where such Release has violated or would reasonably be expected to violate or create liability under any Environmental Law in any material respect and result, either individually or in the aggregate, in a Material Adverse Effect.

         6.20 Labor Relations. Neither Company nor any of its Subsidiaries is engaged in any unfair labor practice that would reasonably be expected to have a Material Adverse Effect. There is (i) no significant unfair labor practice complaint pending against Company or any of its Subsidiaries or, to the best knowledge of Borrowers, threatened against any of them before the National Labor Relations Board or any similar Governmental Authority in any jurisdiction, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Company or any of its Subsidiaries or, to the best knowledge of Borrowers, threatened against any of them, (ii) no significant strike, labor dispute, slowdown or stoppage is pending against Company or any of its Subsidiaries or, to the best knowledge of Borrowers, threatened against Company or any of its Subsidiaries and (iii) to the best knowledge of Borrowers, no question concerning union representation exists with respect to the employees of Company or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a Material Adverse Effect.

         6.21 Intellectual Property, Licenses, Franchises and Formulas. Each of Company and its Subsidiaries owns or holds licenses or other rights to or under all the material patents, patent applications, trademarks, designs, service marks, trademark and service mark registrations and applications therefor, trade names, copyrights, copyright registrations and applications therefor, trade secrets, proprietary information, computer programs, data bases, licenses, permits, franchises and formulas, or rights with respect to the foregoing which are material to the business of Company and its Subsidiaries, taken as a whole, (collectively, "Intellectual Property"), and has obtained assignments of all leases and other rights of whatever nature, material to the present conduct of the business of Company and its Subsidiaries, taken as a whole, without any known material conflict with the rights of others except, in each case, where the failure to own or hold such rights or obtain such assignments would not reasonably be expected to have a Material Adverse Effect. Neither Company nor any of its Subsidiaries has knowledge of any existing or threatened claim by any Person contesting the validity, enforceability, use or ownership of the Intellectual Property, or of any existing state of facts that would support a claim that use by Company or any of its Subsidiaries of any such Intellectual Property has infringed or otherwise violated any proprietary rights of any other Person which would reasonably be expected to have a Material Adverse Effect.

         6.22 Foreign Pension Matters. (a) Each Foreign Pension Plan is in compliance and in good standing (to the extent such concept exists in the relevant jurisdiction) in all material respects with all laws, regulations and rules applicable thereto, including all funding requirements, and the respective requirements of the governing documents for such Foreign Pension Plan; (b) with respect to each Foreign Pension Plan maintained or contributed to by Company or any Subsidiary, (i) that is required by applicable law to be funded in a trust or other funding vehicle, the aggregate of the accumulated benefit obligations under such Foreign Pension Plan does not exceed to any material extent the current fair market value of the assets held in the trusts or similar funding vehicles for such Foreign Pension Plan and (ii) that is not required by applicable law to be funded in a trust or other funding vehicle, reasonable reserves have been established in accordance with prudent business practice or where required by ordinary accounting practices in the jurisdiction in which such Foreign Pension Plan is maintained; (c) there are no material actions, suits or claims (other than routine claims for benefits) pending or, to the knowledge of Company and its Subsidiaries, threatened against Company or any Subsidiary with respect to any Foreign Pension Plan; (d) all material contributions required to have been made by Company or any Subsidiary to any Foreign Pension Plan have been made within the time required by law or by the terms of such Foreign Pension Plan; and (e) except as disclosed on Schedule 6.22, no Foreign Pension Plan with respect to which the Company or any of its Subsidiaries could have any material liability has been terminated or wound-up and no actions or proceedings have been taken or instituted to terminate or wind-up such a Foreign Pension Plan.

         6.23 Schmalbach Acquisition. As of the Initial Borrowing Date and immediately prior to the making of the Initial Loans:

                  (a) the Acquisition Documents are in full force and effect, no material breach, default or waiver of any term or provision thereof by Company or any of its Subsidiaries or, to the best of Company's knowledge, the other parties thereto, has occurred (except for such breaches, defaults and waivers, if any, consented to in writing by Administrative Agent) and no action has been taken by any competent authority which restrains, prevents or imposes any material adverse condition upon, or seeks to restrain, prevent or impose any material adverse condition upon, the Schmalbach Acquisition;

                  (b) the representations and warranties of Company and its Subsidiaries party thereto contained in the Acquisition Documents, if any, are true and correct in all material respects;

                  (c) except as set forth in Schedule 5.1(r) to this Agreement, all material conditions precedent to, and all material consents necessary to permit, the Acquisition pursuant to the Acquisition Documents have been satisfied, the Schmalbach Acquisition has been consummated substantially in accordance with the Acquisition Documents, and Company or any of its Subsidiaries has obtained good and marketable title to all assets acquired pursuant to the Acquisition Agreement free and clear of any Liens other than Permitted Liens.

                                  ARTICLE VII

                              AFFIRMATIVE COVENANTS

                  Each Borrower herby agrees, as to itself and its Subsidiaries, that, so long as any of the Commitments remain in effect, or any Loan or LC Obligation remains outstanding and unpaid or any other amount is owing to any Lender or Administrative Agent hereunder, such Borrower shall:

         7.1 Financial Statements. Furnish, or cause to be furnished, to each
Lender:


                  (a) Quarterly Financial Statements. As soon as available, but in any event not later than fifty (50) days after the end of each of the Fiscal Quarters of each Fiscal Year of Company, the unaudited consolidating (on a basis reasonably acceptable to Administrative Agent) and consolidated balance sheet and statements of income of Company and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of retained earnings and of cash flows of Company and its consolidated Subsidiaries for such quarter and the portion of the Fiscal Year through the end of such quarter, all of which shall be certified by the Chief Financial Officer of Company, as at the dates indicated and for the periods indicated, subject to normal year-end audit adjustments;

                  (b) Annual Financial Statements. As soon as available, but in any event within ninety-five (95) days after the end of each Fiscal Year of Company, a copy of the consolidating (on a basis reasonably acceptable to Administrative Agent) and audited consolidated balance sheet of Company and its consolidated Subsidiaries as at the end of such year and the related consolidating and audited consolidated statements of income, retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year;

All such financial statements shall be complete and correct in all material respects, shall be prepared in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by the accountants preparing such statements or the Chief Financial Officer, as the case may be, and disclosed therein) and, in the case of the consolidated financial statements referred to in Section 7.1(b), shall be accompanied by a report thereon of independent certified public accountants of recognized national standing, which report shall contain no qualifications with respect to the continuance of Company and its Subsidiaries as going concerns and shall state that such financial statements present fairly the financial position of Company and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP.

         7.2 Certificates; Other Information. Furnish to each Lender (or, if specified below, to Administrative Agent):

                  (a) Officer's Certificates. Concurrently with the delivery of the financial statements referred to in Sections 7.1(a) and 7.1(b), a certificate of the Company's Chief Financial Officer or Treasurer substantially in the form of Exhibit 7.2(a) (a "Compliance Certificate") stating that to the best of such officer's knowledge, (i) such financial statements present fairly, in accordance with GAAP (or, in the case of financial statements of any Foreign Subsidiary delivered pursuant to Section 7.1(a), generally accepted accounting principles in such Person's jurisdiction of organization), the financial condition and results of operations of Company and its Subsidiaries for the period referred to therein (subject, in the case of interim statements, to normal recurring adjustments) and (ii) no Event of Default or Unmatured Event of Default exists, except as specified in such certificate and, if so specified, the action which Company proposes to take with respect thereto, which certificate shall set forth detailed computations to the extent necessary to establish Company's compliance with the covenants set forth in Article IX of this Agreement;

                  (b) Audit Reports and Statements. Promptly following Company's receipt thereof, copies of all consolidated financial or other consolidated reports or statements, if any, submitted to Company or any of its Subsidiaries by independent public accountants relating to any annual or interim audit of the books of Company or any of its Subsidiaries including, without limitation, to the extent available, audited reports with respect to each Material Subsidiary that is a Foreign Subsidiary, reconciled to GAAP by Company, within one hundred eighty (180) days after the end of each Fiscal Year of the applicable Foreign Subsidiary;

                  (c) Management Letters. Promptly after receipt thereof, a copy of any "management letter" received by Company or any of its Subsidiaries from its certified public accountants;

                  (d) Budgets; Projections. As soon as available and in any event within sixty (60) days following the first day of each Fiscal Year of Company (i) an annual budget (by quarter) in form satisfactory to Administrative Agent (including budgeted balance sheet, statements of earnings and cash flows) prepared by Company for each Fiscal Quarter of such Fiscal Year, which shall be accompanied by the statement of the Chief Executive Officer, Treasurer or Chief Financial Officer of Company to the effect that, to the best of his knowledge at the time made, such budget is a reasonable estimate for the periods covered thereby;

                  (e) Public Filings. Within ten (10) Business Days after the same become public, copies of all financial statements, filings, registrations and reports which Borrowers may make to, or file with, the SEC or any successor or analogous Governmental Authority;

                  (f) Other Requested Information. Such other information with respect to Company or any of its Subsidiaries or the Collateral, including, without limitation, any Asset Disposition or financing transaction, as Administrative Agent or any Lender may from time to time reasonably request.

         7.3 Notices. Promptly and in any event within three (3) Business Days after a Responsible Officer of Company or of any of its Subsidiaries obtains knowledge thereof, give written notice to Administrative Agent (which shall promptly provide a copy of such notice to each Lender) of:

                  (a) Event of Default or Unmatured Event of Default. The occurrence of any Event of Default or Unmatured Event of Default, accompanied by a statement of the Chief Financial Officer or Treasurer of Company setting forth details of the occurrence referred to therein and stating what action Borrowers propose to take with respect thereto;

                  (b) Litigation and Related Matters. The commencement of, or any material development in, any action, suit, proceeding or investigation pending or threatened against or affecting Company or any of its Material Subsidiaries or any of their respective properties before any arbitrator or Governmental Authority, (i) in which Company reasonably determines that expected exposure not covered by insurance of Company and its Subsidiaries exceeds $20,000,000 in the aggregate, (ii) with respect to any Loan Document or any material Indebtedness or preferred stock of Company or any of its Subsidiaries or (iii) which, if determined adversely to Company or any of its Subsidiaries, would individually or when aggregated with any other action, suit, proceeding or investigation reasonably be expected to have a Material Adverse Effect;

                  (c) Environmental Matters. The occurrence of one or more of the following environmental matters which would reasonably be expected to subject Company or any of its Subsidiaries to liability individually or in the aggregate in excess of $20,000,000:

                           (i) any pending or threatened material Environmental
Claim against Company or any of its Subsidiaries or any real property owned or operated by Company or any of its Subsidiaries;

                           (ii) any condition or occurrence on or arising from
any real property owned or operated by Company or any of its Subsidiaries that
(y) results in material noncompliance by Company or any of its Subsidiaries with any applicable Environmental Law or (z) would reasonably be expected to form the basis of a material Environmental Claim against Company or any of its Subsidiaries or any such real property;

                           (iii) any condition or occurrence on any real
property owned or operated by Company or any of its Subsidiaries that would reasonably be expected to cause such real property to be subject to any material restrictions on the ownership, occupancy, use or transferability of such real property under any Environmental Law;

                           (iv) the taking of any Remedial Action on any real
property at any time owned or operated by Company or any of its Subsidiaries;
and

                           (v) All such notices shall describe in reasonable
detail the nature of the Environmental Claim, condition, occurrence or Remedial Action and Company's or such Subsidiary's response thereto. In addition, Company will provide Administrative Agent with copies of all written communications with any Governmental Authority relating to actual or alleged violations of Environmental Laws, all written communications with any Person relating to Environmental Claims, and such detailed written reports of any Environmental Claim as may reasonably be requested by Administrative Agent;

         7.4 Conduct of Business and Maintenance of Existence. Company and its Subsidiaries shall continue to engage in business of the same general types as now conducted by them (including, without limitation, businesses reasonably related or incidental thereto) and preserve, renew and keep in full force and effect its and each of its Material Subsidiary's corporate existence and take all reasonable action to maintain all rights, privileges and franchises material to its and those of each of its Material Subsidiaries' business except as otherwise permitted pursuant to Sections 8.3 and 8.4 and comply and cause each of its Subsidiaries to comply with all Requirements of Law except to the extent that failure to comply therewith would not in the aggregate reasonably be expected to have a Material Adverse Effect.

         7.5 Payment of Obligations. Company shall pay or discharge or otherwise satisfy at maturity or, to the extent permitted hereby, prior to maturity or before they become delinquent, as the case may be, and cause each of its Material Subsidiaries to pay or discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be:

                  (a) all taxes, assessments and governmental charges or levies imposed upon any of them or upon any of their income or profits or any of their respective properties or assets prior to the date on which penalties attach thereto; and

                  (b) all lawful claims prior to the time they become a Lien (other than Permitted Liens) upon any of their respective properties or assets;

provided, however, that neither Company nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge, levy or claim while the same is being contested by it in good faith and by appropriate proceedings diligently pursued so long as Company or such Subsidiary, as the case may be, shall have set aside on its books adequate reserves in accordance with GAAP (segregated to the extent required by GAAP) or their equivalent in the relevant jurisdiction of the taxing authority with respect thereto.

         7.6 Inspection of Property, Books and Records. Company shall keep, or cause to be kept, and cause each of its Subsidiaries to keep or cause to be kept, adequate records and books of account, in which entries are to be made reflecting its and their business and financial transactions in accordance with GAAP and all material Requirements of Law and permit, and cause each of its Subsidiaries to permit, any Lender or its respective representatives, at any reasonable time during normal business hours, and from time to time at the reasonable request of such Lender and at such Lender's expense made to Borrowers and upon reasonable notice, to visit and inspect its and their respective properties, to examine and make copies of and take abstracts from its and their respective records and books of account, and to discuss its and their respective affairs, finances and accounts with its and their respective principal officers, and, if an Event of Default exists and is continuing, independent public accountants (and by this provision Borrowers authorize such accountants to discuss with the Lenders and such representatives, and in the presence of Company, the affairs, finances and accounts of Company and its Subsidiaries).

         7.7 ERISA.

                  (a) As soon as practicable and in any event within ten (10) Business Days after Company or any of its Subsidiaries knows or has reason to know that a Termination Event has occurred with respect to any Plan, deliver, or cause such Subsidiary to deliver, to Administrative Agent a certificate of a responsible officer of Company or such Subsidiary, as the case may be, setting forth the details of such Termination Event and the action, if any, which Company or such Subsidiary is required or proposes to take, together with any notices required or proposed to be given;

                  (b) Upon the request of any Lender made from time to time, deliver, or cause each Subsidiary to deliver, to each Lender a copy of the most recent actuarial report and annual report on Form 5500 (to the extent such annual report is required by law) completed with respect to any Plan;

                  (c) As soon as possible and in any event within ten (10) Business Days after Company or any of its Subsidiaries knows or has reason to know that any of the following have occurred with respect to any Plan:

                           (i) such Plan has been terminated, reorganized,
petitioned or declared insolvent under Title IV of ERISA,

                           (ii) the Plan Sponsor terminates such Plan,

                           (iii) the PBGC has instituted proceedings under
Section 515 of ERISA to collect a delinquent contribution to such Plan or under
Section 4042 of ERISA to terminate such Plan,

                           (iv) that an accumulated funding deficiency has been
incurred or that on application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or on extension of any amortization period under
Section 412 of the Code,

                           (v) Company or any Subsidiary of Company has incurred
any liability that would result in a Material Adverse Effect under any employee welfare benefit plan (within the meaning of Section 3(1) of ERISA) that provides benefits to retired employees (other than as required by Section 601 et seq. of ERISA) or any employee pension benefit plans (as defined in Section 3(2) of ERISA), deliver, or cause such Subsidiary or ERISA Affiliate to deliver, to Administrative Agent a written notice thereof;

                  (d) As soon as possible and in any event within thirty (30) days after Company or any of its Subsidiaries knows or has reason to know that any of them has caused a complete withdrawal or partial withdrawal (within the meaning of Sections 4203 and 4205, respectively, of ERISA) from any Multiemployer Plan, deliver, or cause such Subsidiary or ERISA Affiliate to deliver, to Administrative Agent a written notice thereof;

                  (e) For purposes of this Section 7.7, Company shall be deemed to have knowledge of all facts known by the Plan Administrator of any Plan of which Company is the Plan Sponsor, and each Subsidiary of Company shall be deemed to have knowledge of all facts known by the Plan Administrator of any Plan of which such Subsidiary is a Plan Sponsor. In addition to its other obligations set forth in this Article VII, Company shall, and shall cause each of its Subsidiaries to, at the request of any Lender, deliver to such Lender (and a copy to Administrative Agent) copies of the most recent annual reports, actuarial reports and notices received by Company or any Subsidiary with respect to any Foreign Pension Plan no later than ten (10) Business Days after the date of such request.

         7.8 Maintenance of Property, Insurance.

                  (a) Company shall keep, and cause each of its Material Subsidiaries to keep, all material property (including, but not limited to, equipment) useful and necessary in its business in good working order and condition, normal wear and tear and damage by casualty excepted, and subject to
Section 8.4;

                  (b) Company shall maintain, and shall cause each of its Material Subsidiaries to maintain, with reputable insurers, insurance with respect to its material properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons. Such insurance shall be maintained with reputable insurers, except that a portion of such insurance program (not to exceed that which is customary in the case of companies engaged in the same or similar business or having similar properties similarly situated) may be effected through self-insurance, provided adequate reserves therefor, in accordance with GAAP, are maintained;

                  (c) Company shall furnish to Administrative Agent, on the Initial Borrowing Date, a schedule listing the insurance it, each Credit Party and Material Subsidiary carried.

         7.9 Environmental Laws.

                  (a) Company shall comply with, and cause its Subsidiaries to comply with, and, in each case take reasonable steps to ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and take reasonable steps to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so would not in the aggregate reasonably be expected to have a Material Adverse Effect;

                  (b) Company shall conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders, directives and information requests of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings or except to the extent that such failure to do so would not in the aggregate reasonably be expected to have a Material Adverse Effect;

                  (c) Company shall defend, indemnify and hold harmless Administrative Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any and all liabilities, obligations, losses, damages, claims, penalties, actions, judgments, suits, costs, expenses or disbursements of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of Company, any of its Subsidiaries or the Premises, the Former Premises or any real property to which Hazardous Materials related to Company or any of its Subsidiaries come to be located, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorneys' and consultants' fees, investigation and laboratory fees, costs arising from any Remedial Action, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this Section 7.9(c) shall survive termination of the Commitments and repayment of the Notes and all other Obligations.

         7.10 Interest Rate Protection. No later than ninety (90) days following the Initial Borrowing Date, Company shall enter into and maintain arrangements reasonably acceptable to Administrative Agent and the Required Lenders which have the effect of establishing a fixed or maximum interest rate reasonably acceptable to Administrative Agent and the Required Lenders, for a period of at least two and one half (2 1/2) years, for an aggregate notional principal amount of not less than fifty percent (50%) of Company's Consolidated Debt less the outstanding principal amount of such Indebtedness that bears interest at a fixed rate.

         7.11 Use of Proceeds. Use all proceeds of the Loans as provided in
Section 6.8.

         7.12 Additional Security; Further Assurances.

                  (a) Additional Guarantors and Pledgors.

                           (i) Subject to Section 12.22, Company agrees to cause
each Domestic Subsidiary (other than a Receivables Subsidiary) that is or becomes a Material Subsidiary to become a party to the United States Loan Guaranty and the United States Pledge Agreement in accordance with the terms thereof;

                           (ii) Subject to Section 12.22, Company and European
Holdco agree to cause each Foreign Subsidiary (other than a Receivables Subsidiary) that is or becomes a Material Subsidiary of Company (other than a Subsidiary that is organized under the laws of a Province of Canada or the federal laws of Canada) to become a party to a European Loan Guaranty and a European Pledge Agreement; provided, that no Subsidiary shall be required to execute such documents to the extent and for so long as any Requirement of Law (including any exchange control, financial assistance, minimum capitalization, fraudulent conveyance, mandatory labor advice or similar rules or regulations, "Foreign Requirements of Law") would be violated thereby if all relevant Persons have taken all commercially reasonable steps to avoid or cure such violation;

                           (iii) Subject to Section 12.22, Company and Canadian
Borrower agree to cause each Subsidiary (other than a Receivables Subsidiary) that is or becomes a Material Subsidiary of Company that is organized under the laws of a Province of Canada or the federal laws of Canada to become a party to a Canadian Loan Guaranty and (A) in the case of the pledge of the Capital Stock of a Nova Scotia unlimited liability company, a Canadian Pledge Agreement and
(B) in the case of a pledge of Capital Stock in any other corporation, a securities pledge agreement substantially in the form of the United States Pledge Agreement, with such modifications and amendments as may be required to perfect the Collateral Agent's interest therein pursuant to the laws of the applicable Canadian province and the federal laws of Canada applicable therein, in each case, in accordance with the terms thereof;

                           (iv) Company agrees to cause each Subsidiary that
becomes a guarantor of obligations arising under any Permitted Debt Document and that is not at such time party to the United States Loan Guaranty to become a party to the United States Loan Guaranty in accordance with the terms thereof; provided, however, that this Section 7.12(a)(iv) shall not apply to a Foreign Subsidiary that becomes a guarantor of only obligations under one or more Permitted Debt Documents of persons that are not United States persons within the meaning of Code Section 7701(a)(30); and

                           (v) If, following a change in the relevant sections
of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, the Administrative Agent or Required Lenders provides Company with an opinion addressed to Company of counsel (selected by the Company within 30 days after receiving the request of Administrative Agent) that, in form and substance reasonably satisfactory to Company, concludes that with respect to any Foreign Subsidiary that is a Wholly-Owned Subsidiary of the Company which has not already executed the United States Loan Guaranty that becoming party to such guaranty would not cause the undistributed earnings of a Foreign Subsidiary as determined for United States Federal income tax purposes to be treated as a deemed dividend to a Foreign Subsidiary's United States parent for United States Federal income tax purposes, then such Foreign Subsidiary will become a party to the United States Loan Guaranty to the extent that entering into such agreement is permitted by the laws of the respective foreign jurisdiction. All reasonable out-of-pocket expenses incurred by Administrative Agent or the Required Lenders to obtain such an opinion shall be paid by Company.

                  (b) Pledge of New Subsidiary Stock.

                           (i) Subject to Section 12.22, Company agrees to
pledge (or to cause its Subsidiaries to pledge) all of the Capital Stock of each new Domestic Subsidiary that is a Material Subsidiary and each Domestic Subsidiary that becomes a Material Subsidiary and 65% of the Capital Stock of each new first-tier Foreign Subsidiary (directly owned by Company or a Domestic Subsidiary) that is a Material Subsidiary and each first-tier Foreign Subsidiary (directly owned by Company or a Domestic Subsidiary) that becomes a Material Subsidiary established, acquired, created or otherwise in existence after the Initial Borrowing Date to the Collateral Agent for the benefit of the Secured Creditors pursuant to the terms of the United States Pledge Agreement promptly, and in any event, within sixty (60) days of the creation of such new Subsidiary or the date such Subsidiary becomes a Material Subsidiary, as applicable;

                           (ii) Subject to Section 12.22, Company and Canadian
Holdings agree to pledge (or to cause their Subsidiaries to pledge) all of the Capital Stock of each of Canadian Holdings' new Subsidiaries that is a Material Subsidiary and each of Canadian Holdings' Subsidiaries that becomes a Material Subsidiary established, acquired, created or otherwise in existence after the Initial Borrowing Date to the Collateral Agent for the benefit of the Secured Creditors pursuant to Section 7.12(a)(iii), within sixty (60) days of the creation of such new Subsidiary or the date such Subsidiary becomes a Material Subsidiary, as applicable; and

                           (iii) Subject to Section 12.22 and except to the
extent (and for so long as) it would result in a violation of Foreign Requirements of Law (which all relevant Persons have taken all commercially reasonable steps to avoid or cure), Company and European Holdco agree to pledge (or to cause their Subsidiaries to pledge) all of the Capital Stock of each new Foreign Subsidiary that is a Material Subsidiary (other than a Foreign Subsidiary owned directly by Company or a Domestic Subsidiary) and each Foreign Subsidiary that becomes a Material Subsidiary (other than a Foreign Subsidiary owned directly by Company or a Domestic Subsidiary) established, acquired, created or otherwise in existence after the Initial Borrowing Date to the Collateral Agent for the benefit of the Secured Creditors pursuant to the terms of the applicable European Pledge Agreement, within sixty (60) days of the creation of such new Subsidiary or the date such Subsidiary becomes a Material Subsidiary, as applicable.

                  (c) Documentation for Additional Security. The security interests required to be granted pursuant to this Section 7.12 shall be granted pursuant to such security documentation (which shall be substantially similar to the Security Documents already executed and delivered by the applicable Borrower) reasonably satisfactory in form and substance to Administrative Agent and shall constitute valid and enforceable first priority perfected security interests subject to no other Liens except Permitted Liens. The Additional Security Documents and other instruments related thereto shall be duly recorded or filed in such manner and in such places and at such times as are required by law to establish, perfect, preserve and protect such security interest, in favor of Collateral Agent for the benefit of the Lenders, required to be granted pursuant to the Additional Security Document and, all taxes, fees and other charges payable in connection therewith shall be paid in full by Company. At the time of the execution and delivery of the Additional Security Documents, Company shall cause to be delivered to Administrative Agent such agreements, opinions of counsel and other related documents as may be reasonably requested by Administrative Agent or the Required Lenders to assure themselves that this
Section 7.12 has been complied with.

         7.13 End of Fiscal Years; Fiscal Quarters. Cause Company's and European Holdco's annual accounting periods to end on December 31 of each year (each a "Fiscal Year"), with quarterly accounting periods ending on or about March 31, June 30, September 30, December 31, of each Fiscal Year (each a "Fiscal Quarter").

         7.14 Foreign Subsidiaries Security. If, following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, the Administrative Agent or Required Lenders provides Company with an opinion addressed to Company of counsel (selected by Company within 30 days after receiving the request of the Administrative Agent) that in form and substance reasonably satisfactory to Company concludes that with respect to any Foreign Subsidiary that is a Wholly-Owned Subsidiary of the Company which has not already had all of its stock pledged pursuant to the Pledge Agreements that a pledge of 66 2/3% or more (in the case of a direct Foreign Subsidiary) or all (in the case of any indirect Foreign Subsidiary) of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote, would not cause any undistributed earnings of a Foreign Subsidiary as determined for United States Federal income tax purposes to be treated as a deemed dividend to a Foreign Subsidiary's United States parent for United States Federal income tax purposes, then that portion of such Foreign Subsidiary's outstanding capital stock not theretofore pledged pursuant to the Pledge Agreements shall be pledged upon entering all necessary documents to Administrative Agent for the benefit of the Secured Creditors pursuant to the Pledge Agreements (or another pledge agreement in substantially similar form, if needed) to the extent that entering into such agreement is permitted by the laws of the respective foreign jurisdiction; provided, however, that the amount of additional stock that may be pledged pursuant to this Section 7.14 shall not exceed the amount of such stock that, in the opinion of such counsel, can be pledged without causing any such undistributed earnings of a Foreign Subsidiary to be treated as a deemed dividend. All reasonable out-of-pocket expenses incurred by Administrative Agent or the Required Lenders to obtain such an opinion shall be paid by Company.

         7.15 Foreign Pension Plan Compliance. Company shall, and shall cause each of its Subsidiaries and each member of the Controlled Group to, establish, maintain and operate all Foreign Pension Plans to comply in all material respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such Plans, except for failures to comply which, in the aggregate, would not be reasonably likely to subject Company or any of its Subsidiaries to liability, individually or in the aggregate in excess of $20,000,000.

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

                  Each Borrower hereby agrees, as to itself and its Subsidiaries, that, so long as any of the Commitments remain in effect or any Loan or LC Obligation remains outstanding and unpaid or any other amount is owing to any Lender or Administrative Agent hereunder:

         8.1 Liens. No Borrower will nor will permit any of its Subsidiaries to create, incur, assume or suffer to exist or become a party to any agreement, note, indenture or other instrument pursuant to which such Person agrees to create, incur or assume any Lien in, upon or with respect to any of its properties or assets, whether now owned or hereafter acquired, except for the following Liens (herein referred to as "Permitted Liens"):

                  (a) Liens created by the Loan Documents or otherwise securing the Obligations;

                  (b) Customary Permitted Liens;

                  (c) Liens existing on the date hereof listed on Schedule 8.1 hereto;

                  (d) Liens on any property (including the interest of a lessee under a Capitalized Lease) securing Indebtedness incurred or assumed for the purpose of financing (or financing of the purchase price within 120 days after the respective purchase of assets) all or any part of the acquisition, construction, repair or improvement cost of such property (including Liens to which any property is subject at the time of acquisition thereof by Company or any of its Subsidiaries) provided that,

                           (i) any such Lien does not extend to any other
property,

                           (ii) such Lien either exists on the date hereof or is
created in connection with the acquisition, construction, repair or improvement of such property as permitted by this Agreement,

                           (iii) the indebtedness secured by any such Lien, (or
the Capitalized Lease Obligation with respect to any Capitalized Lease) does not exceed 100% of the fair market value of such assets and

                           (iv) the Indebtedness secured thereby is permitted to
be incurred pursuant to Section 8.2(f);

                  (e) Liens on any assets of any Person at the time such assets are acquired or such Person becomes a Subsidiary or is merged, amalgamated or consolidated with or into a Subsidiary and, in each case, not created in contemplation of or in connection with such event, provided that, (x) no such lien shall extend to or cover any other property or assets of any Borrower or of such Subsidiary, as the case may be, (y) the aggregate principal amount of the Indebtedness secured by all such Liens in respect of any such property or assets shall not exceed 100% of the fair market value of such property or assets at the time of such acquisition nor, in the case of a Lien in respect of property or assets existing at the time of such Person becoming a Subsidiary or being so consolidated or merged, the fair market value of the property or assets acquired at such time, and (z) the Indebtedness secured thereby is permitted to be incurred pursuant to Section 8.2(g);

                  (f) any Lien arising out of the replacement, refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by clauses (c), (d), (e), (g) and (h) of this Section, provided that, such Indebtedness is not increased and is not secured by any additional assets;

                  (g) Liens on Receivables Facility Assets transferred in accordance with the terms of the Receivables Documents pursuant to a Permitted Accounts Receivable Securitization;

                  (h) Liens incurred in connection with Sale-Leaseback transactions permitted under Section 8.9;

                  (i) Liens securing Indebtedness of Foreign Subsidiaries (including any refinancings of such Indebtedness), provided that, such Liens do not at any time encumber any Collateral or other assets located in the United States, the Dollar Equivalent amount of such indebtedness shall not exceed $25,000,000 in the aggregate at any one time outstanding; and

                  (j) additional Liens incurred by Company and its Subsidiaries so long as, without duplication, the Dollar Equivalent of the value of the property subject to such Liens at the time such Lien is incurred and the Dollar Equivalent of the Indebtedness (including any refinancings of such Indebtedness) and other obligations secured thereby do not exceed $50,000,000 in the aggregate at any time.

In addition, no Borrower will nor permit any of its Subsidiaries to become a party to any agreement, note, indenture or other instrument, or take any other action, which would prohibit the creation of a Lien on any of its properties or other assets in favor of Collateral Agent for the benefit of the Secured Creditors, as collateral for the Obligations (other than in connection with a commitment to obtain Indebtedness which would be used to indefeasibly pay in full all Obligations outstanding hereunder and result in the termination of all Commitments hereunder), provided that, any agreement, note, indenture or other instrument in connection with Indebtedness permitted under Sections 8.2(d), (f),
(g), (i), (j) and (n) may prohibit the creation of a Lien in favor of Collateral Agent for the benefit of the Secured Creditors on the items of property obtained with the proceeds of such Indebtedness.

         8.2 Indebtedness. No Borrower will nor will permit any of its Subsidiaries to, incur, create, assume directly or indirectly, or suffer to exist any Indebtedness except:

                  (a) Indebtedness incurred pursuant to this Agreement and the other Loan Documents or otherwise evidencing any of the Obligations, including, without limitation, Additional Term Loans made pursuant to Section 2.9;

                  (b) Receivables Facility Attributable Debt incurred in connection with a Permitted Accounts Receivable Securitizations provided that
(i) such Indebtedness related to Permitted Accounts Receivable Securitizations of Foreign Subsidiaries shall not exceed the Dollar Equivalent of $100,000,000 and (ii) such Indebtedness related to all Permitted Accounts Receivable Securitizations shall not exceed the Dollar Equivalent of $300,000,000;

                  (c) Indebtedness evidenced by the 2012 Senior Notes, the 2006 Senior Notes and the 2008 Subordinated Notes;

                  (d) Indebtedness of Company provided, that (1) the covenants, defaults and similar provisions applicable to such Indebtedness are no more restrictive in any material respect than the provisions contained in this Agreement and do not conflict in any material respect with this Agreement and are, taken as a whole, otherwise on market terms and conditions and (2) after giving effect to the incurrence of such Indebtedness on a Pro Forma Basis for the period of four Fiscal Quarters ending with the Fiscal Quarter for which financial statements have most recently been delivered (or were required to be delivered) pursuant to Section 7.1, no Event of Default or Unmatured Event of Default would exist hereunder and any refinancings of such Indebtedness that satisfies the provisions of this Section 8.2(d) (such Indebtedness being referred to herein as "Permitted Additional Indebtedness");

                  (e) Indebtedness under Interest Rate Agreements entered into to protect Borrowers or any of their Subsidiaries against fluctuations in interest rates in respect of the Obligations;

                  (f) Indebtedness of Borrowers and their Subsidiaries (including any refinancings of such Indebtedness) secured by Liens permitted under Section 8.1(d), provided that, the Dollar Equivalent of the aggregate outstanding principal amount of such Indebtedness at any time together with the Dollar Equivalent of Indebtedness permitted to be outstanding pursuant to Sections 8.2(g) and (n) shall not exceed 5% of Company's Consolidated Tangible Assets as set forth on the last financial statements delivered by Company pursuant to Section 7.1;

                  (g) Indebtedness of a Subsidiary of Company issued and outstanding on or prior to the date on which such Person becomes a Subsidiary or is merged, amalgamated or consolidated with or into a Subsidiary (other than Indebtedness issued as consideration in, or to provide all of any portion of the funds utilized to consummate, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by Company) provided, that the Dollar Equivalent of the aggregate outstanding principal amount of such Indebtedness at any time together with the Dollar Equivalent of Indebtedness permitted to be outstanding pursuant to Sections 8.2(f) and (n) shall not exceed 5% of Company's Consolidated Tangible Assets as set forth on the last financial statements delivered by Company pursuant to
Section 7.1;

                  (h) Indebtedness under Other Hedging Agreements providing protection against fluctuations in currency or commodity values in connection with any Borrowers' or any of their Subsidiaries' operations so long as management of such Borrower or any such Subsidiary, as the case may be, has determined that the entering into of such Other Hedging Agreements was for bona fide hedging activities;

                  (i) Indebtedness of Borrowers or any of their Subsidiaries consisting of take-or-pay obligations contained in supply agreements entered into in the ordinary course of business;

                  (j) Indebtedness outstanding on the date hereof and listed on
Schedule 6.5(d) hereto;

                  (k) Intercompany Indebtedness to the extent permitted by
Section 8.7; provided, however, that in the event of any subsequent issuance or transfer of any Capital Stock which results in the holder of such Indebtedness ceasing to be a Subsidiary or Borrowers or any subsequent transfer of such Indebtedness (other than to Company or any of its Subsidiaries) such Indebtedness shall be required to be permitted under another clause of this
Section 8.2; provided, further, however, that in the case of Intercompany Indebtedness consisting of a loan or advance to a Borrower, each such loan or advance outstanding at any time after December 23, 2002 shall be subordinated to the indefeasible payment in full of all of such Borrower's Obligations;

                  (l) Indebtedness constituting Permitted Guarantee Obligations;

                  (m) Permitted Refinancing Indebtedness with respect to Indebtedness described in clauses (c), (g), (j) and (n) of this Section 8.2;

                  (n) Indebtedness in respect of Sale and Leaseback Transactions permitted under Section 8.9;

                  (o) Indebtedness in respect of obligations secured by Customary Permitted Liens;

                  (p) Guarantee Obligations incurred by Company or any Subsidiary of obligations of any employee, officer or director of Company or any such Subsidiary in respect of loans made to such employee, officer or director in connection with such Person's acquisition of Capital Stock, phantom stock rights, capital appreciation rights or similar equity-like interests in Company or any such Subsidiary in an aggregate amount not to exceed $15,000,000 outstanding at any one time;

                  (q) Indebtedness (including any refinancings of such Indebtedness) incurred by Domestic Subsidiaries of Company in addition to that referred to elsewhere in this Section 8.2 in a principal amount not to exceed $75,000,000 in the aggregate; and

                  (r) Indebtedness (including any refinancings of such Indebtedness) incurred by European Holdco, Canadian Borrower or any of their Subsidiaries in addition to that referred to elsewhere in this Section 8.2 in a Dollar Equivalent principal amount not to exceed $50,000,000 in the aggregate.

         8.3 Fundamental Changes. No Borrower will nor will permit any of its Subsidiaries to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing, any Subsidiary (other than a Receivables Subsidiary) (i) may merge into Company in a transaction in which Company is the surviving corporation, (ii) may merge into any Credit Party in a transaction in which the surviving entity is a Credit Party, (iii) that is not a Credit Party may merge into any Subsidiary that is not a Credit Party or any Person that becomes a Credit Party simultaneously with such merger, (iv) may merge into any other Person that becomes a Credit Party in connection with a Permitted Acquisition, (v) may liquidate or dissolve if Company determines in good faith that such liquidation or dissolution is in the best interests of Company and is not materially disadvantageous to the Lenders, provided that, any such merger involving a Person that is not a Controlled Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section
8.7. Neither any Permitted Aerospace JV nor any member of the BAP Group shall enter into any merger or consolidation into or with Company or any of its Subsidiaries provided that a Permitted Aerospace JV may merge or consolidate with Company or any Subsidiary in a transaction that is a Permitted Acquisition.

         8.4 Asset Sales. No Borrower will nor will permit any of its Subsidiaries to, convey, sell, lease or otherwise dispose of (or become party to any agreement, note, indenture or other instrument pursuant to which such Person agrees to do any of the foregoing at any future time without Administrative Agent's prior written consent) all or any part of their property or assets, or enter into any Sale and Leaseback Transaction, except that:

                  (a) Company and its Subsidiaries may sell, contribute and make other transfers of Receivables Facility Assets pursuant to the Receivables Documents under a Permitted Accounts Receivable Securitization;

                  (b) Borrowers and their Subsidiaries may lease, including subleases and assignments of leases and subleases, real or personal property in the ordinary course of business;

                  (c) Borrowers and their Subsidiaries may sell Inventory in the ordinary course of business;

                  (d) Borrowers and their Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, accounts receivable arising in the ordinary course of business (x) which are overdue, or
(y) which such Borrower or Subsidiary may reasonably determine are difficult to collect but only in connection with the compromise or collection thereof consistent with prudent business practice (and not as part of any bulk sale or financing of receivables);

                  (e) Company or any Subsidiary may make an Asset Disposition to Company or any Subsidiary (other than a Receivables Subsidiary);

                  (f) Borrowers and their Subsidiaries may enter into consignment arrangements (as consignor or as consignee) or similar arrangements for the sale of goods in the ordinary course of business;

                  (g) Borrowers and their Subsidiaries may make Investments permitted pursuant to Section 8.7 and sell Investments referred to in clauses
(a) and (i) of Section 8.7;

                  (h) Borrowers and their Subsidiaries may enter into licenses or sublicenses of software, trademarks and other Intellectual Property and general intangibles in the ordinary course of business and which do not materially interfere with the business of such Person;

                  (i) Borrowers and their Subsidiaries may enter into Sale and Leaseback Transactions permitted under Section 8.9;

                  (j) Borrowers and their Subsidiaries may make Restricted Payments permitted pursuant to Section 8.5;

                  (k) Borrowers and their Subsidiaries may make dispositions in the ordinary course of business of equipment and other tangible personal property that is obsolete, uneconomical, worn-out, excess or no longer useful in the Company's and its Subsidiaries' business;

                  (l) Borrowers and their Subsidiaries may make dispositions of owned or leased vehicles in the ordinary course of business;

                  (m) Company may sell, transfer or otherwise dispose of all or part of the Aerospace Business (including the Capital Stock of any Permitted Aerospace JV) in one or more transactions; provided, that (1) each such transaction (x) other than to a Permitted Aerospace JV, is for consideration consisting of at least seventy-five percent (75%) of cash, (y) is for not less than fair market value (as determined by the board of directors of Company in good faith, whose determination shall be conclusive evidence thereof and shall be evidenced by a resolution of such board of directors set forth in a Responsible Officer of Company's certificate delivered to Administrative Agent), and (z) is consummated when no Event of Default has occurred and is continuing or would result therefrom, (2) Company's Leverage Ratio on a Pro Forma Basis is less than the greater of (A) 3.0:1.0 and (B) the Leverage Ratio of Company and its Subsidiaries as of the last day of Company's most recently completed fiscal quarter as set forth on the Compliance Certificate delivered together with the financial statements for such fiscal quarter pursuant to Section 7.2(a), and (3) the Net Sale Proceeds of which therefrom shall be paid in accordance with
Section 4.4(e);

                  (n) Borrowers and their Subsidiaries may make other Asset Dispositions for fair value, provided (A) 75% of the aggregate sales price from such Asset Disposition shall be paid in cash; and (B) that the aggregate book value (at the time of disposition thereof) of all assets then proposed to be disposed of together with all other assets disposed of in such Fiscal Year pursuant to this clause (n) does not exceed 10% of the Consolidated Assets of Company at such time measured as of the date of the last such sale in any Fiscal Year or together with all other assets disposed of since the Initial Borrowing Date pursuant to this clause (n), does not exceed 15% of the Consolidated Assets of Company at such time, in each case, measured as of the date of the last such sale based on the last financial statements delivered by Company pursuant to
Section 7.1; provided, however, to the extent that the Net Sale Proceeds of any Asset Disposition that are not required to be used to prepay the Loans pursuant to Section 4.4(e) are used to purchase assets used or to be used in the businesses referred to in Section 8.11 in the time period prescribed in Section 4.4(e), and if Company or such Subsidiary has complied with the provisions of
Section 7.12 with respect to any assets purchased with such reinvested proceeds, such Asset Disposition shall be disregarded for purposes of calculations pursuant to this Section 8.4(n) (and shall otherwise be deemed to be permitted under this Section 8.4(n)) to the extent of the reinvested proceeds, from and after the time of compliance with Section 7.12 with respect to the acquisition of such other property.

In the event the Required Lenders waive the provisions of this Section 8.4 with respect to the sale of any Collateral, or any Collateral is sold as permitted by
Section 8.4, such Collateral shall be sold free and clear of the Liens created by the Security Documents, and Administrative Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

         8.5 Dividends or Other Distributions. No Borrower will nor will permit any of its Subsidiaries to, either: (i) declare or pay any dividend or make any distribution on or in respect of its Capital Stock ("Dividend") or to the direct or indirect holders of its Capital Stock (except (A) dividends or distributions payable solely in such Capital Stock or in options, warrants or other rights to purchase such Capital Stock and (B) dividends, distributions or redemptions payable to (1) Company or a Wholly-Owned Subsidiary of Company and (2) any other Subsidiary of Company in compliance with applicable corporation law; provided that the amount of such dividends or distributions under this clause (2) which are paid or made to any Person not a member of the Ball Corporate Group shall be included for purposes of calculating compliance with (a) below, and shall be permitted only to the extent they are permitted under clause (a) below) or (ii) purchase, redeem or otherwise acquire or retire for value any Capital Stock of Borrowers other than in exchange for, or out of proceeds of, the substantially concurrent sale (other than to an Affiliate of any Borrower) of other Capital Stock of such Borrower or as permitted in (i)(B) above or (iii) purchase, defease, redeem, prepay, decrease or otherwise acquire or retire for value, prior to any scheduled final or stated maturity, any Indebtedness that is either subordinate or junior in right of payment to the Obligations (other than Intercompany Indebtedness subordinated as a result of Section 8.2(k)) or any Indebtedness issued in a public offering or pursuant to a 144A transaction with a final maturity on or after the 2008 Subordinated Note Acceleration Date, in each case, other than with the proceeds of Permitted Refinancing Indebtedness or
(iv) make any Restricted Investment; (any of the foregoing being hereinafter referred to as a "Restricted Payment"); provided, however, Company may make scheduled principal and interest payments on Indebtedness permitted pursuant to
Section 8.2 in accordance with the terms of the documents governing such Indebtedness and make distributions to the extent necessary to enable Company or a Subsidiary of Company to pay their taxes as they legally become due, and; provided, further, that so long as no Event of Default or Unmatured Event of Default has occurred and is continuing or would result therefrom:

                  (a) Company or any Wholly-Owned Subsidiary of Company may make any Restricted Payment which, together with all other Restricted Payments made pursuant to Section 8.5(b) since the date hereof would not exceed the sum of:

                           (i) 50% of the Consolidated Net Income accrued during
the period (treated as one accounting period) from December 31, 2002, to the end of the most recent Fiscal Quarter ending at least 45 days prior to the date of such Restricted Payment (or, in case such Consolidated Net Income shall be a deficit, minus 100% of such deficit), minus 100% of the amount of any write-downs, write-offs, other negative revaluations and other negative extraordinary charges not otherwise reflected in Consolidated Net Income during such period excluding, for all purposes of this clause (i), items treated as balance sheet adjustments in respect of foreign currency translations;

                           (ii) the aggregate Net Offering Proceeds received by
Company from the issue or sale of its Capital Stock subsequent to the date hereof (other than an issuance or sale to a Subsidiary or an employee stock ownership plan);

                           (iii) to the extent that any Restricted Investment
permitted hereunder and made after the date hereof shall be sold for cash during such period, the lesser of (x) the cash return of capital with respect to such Restricted Investment (net of the cost of disposition) and (y) the initial amount of such Restricted Investment; and

                           (iv) $100,000,000;

                  (b) Company may repurchase, redeem, acquire or retire for value Capital Stock of Company or any options therefor pursuant to any management equity subscription agreements, stock option plans or stock appreciation rights programs or owned by or for the benefit of any employees, former employees, directors or former directors, provided, that the aggregate amount expended pursuant to this clause (b) shall not exceed $15,000,000 in the aggregate in any Fiscal Year.

Notwithstanding the foregoing, Company may pay Dividends within 60 days after the date of declaration thereof if at such date of declaration such Dividend would have complied with this Section 8.5; provided, however, that such Dividend shall be included (without duplication) in the calculation of the amount of Restricted Payment for purpose of Section 8.5(a).

         8.6 Issuance of Stock.

                  (a) Company will not issue any Capital Stock, except for such issuances of Capital Stock of Company consisting of Common Stock or Permitted Preferred Stock.

                  (b) No Borrower will nor will permit any of its Subsidiaries to, directly or indirectly, issue, sell, assign, pledge or otherwise encumber or dispose of any shares of Capital Stock of any Subsidiary of Company, except (i) to Company, (ii) to another Wholly-Owned Subsidiary of Company, (iii) to qualify directors if required by applicable law or (iv) pursuant to employee stock ownership or employee benefit plans in effect on the date hereof. Notwithstanding the foregoing, Company and its Subsidiaries shall be permitted to sell (x) all or part of the Capital Stock of any Permitted Aerospace JV in one or more transactions in accordance with the terms of Section 8.4(m) and (y) 100% of the outstanding stock of any Subsidiary, but, except as set forth in clause (x), not less than 100% of such stock, subject to Section 8.4.

         8.7 Loans, Investment and Acquisitions. No Borrower will nor will permit any of its Subsidiaries to, make any Investments or make any Acquisitions except:

                  (a) Borrowers and their Subsidiaries may acquire and hold Cash and Cash Equivalents;

                  (b) Investments existing on the date hereof identified on
Schedule 8.7, without giving effect to any additions thereto or replacements thereof;

                  (c) Investments required pursuant to the terms of the Domestic Receivables Purchase Documents and the European Receivables Purchase Documents;

                  (d) Investments (including debt obligations) in trade receivables or received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement (including settlements of litigation) of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (e) Company may enter into Interest Rate Agreements in compliance with Sections 7.10 and 8.2(e) and Other Hedging Agreements in compliance with Section 8.2(h);

                  (f) pledges or deposits made in the ordinary course of business;

                  (g) Investments by Borrowers or any Subsidiary in Company or a Person that is a Subsidiary prior to such Investments, provided that, if applicable, the requirements of Section 7.12 are satisfied;

                  (h) Borrowers or any Subsidiary may make Permitted
Acquisitions;

                  (i) Borrowers or any Subsidiary may acquire and hold debt securities and other non-cash consideration as consideration for an asset disposition permitted pursuant to Section 8.4;

                  (j) Borrowers or any Subsidiary may make Restricted Investments permitted by Section 8.5, provided, that any Restricted Investment that is an Acquisition complies with clauses (a) through (d) of the definition of Permitted Acquisition; and

                  (k) Investments, if any, resulting from transactions under the Manufacturing Supply Agreement;

                  (l) Investments, in addition to those Investments identified on Schedule 8.7, in any member of the BAP Group; provided, however, such additional Investments together with the Dollar Equivalent of the aggregate Investments pursuant to Section 8.7(m)(ii) shall not exceed the Dollar Equivalent of $75,000,000 in the aggregate after the Effective Date;

                  (m) Investments in any Permitted Aerospace JV (i) consisting of all or part of the Aerospace Business; provided, that Company's Leverage Ratio on a Pro Forma Basis is less than 3.0:1.0 and (ii) additional Investments by Company and its Subsidiaries in any Permitted Aerospace JV provided however, such additional Investments together with the Dollar Equivalent of the aggregate Investments pursuant to Section 8.7(l) shall not exceed the Dollar Equivalent of $75,000,000 in the aggregate after the Effective Date;

                  (n) extensions of trade credit, accounts receivable and prepaid expenses in the ordinary course of business;

                  (o) Investments in joint ventures provided, that such Investments shall not exceed $25,000,000 in the aggregate after the Effective Date; and

                  (p) other Investments (other than in members of the BAP Group or a Permitted Aerospace JV) not in excess of $75,000,000 outstanding at any one time; provided, that any such Investment that is an Acquisition complies with clauses (a) through (d) of the definition of Permitted Acquisition.

         8.8 Transactions with Affiliates. No Borrower will nor will permit any of its Subsidiaries, any Permitted Aerospace JV or any member of the BAP Group to, conduct any business or enter into any transaction or series of similar transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of any Borrower (other than a Credit Party) unless the terms of such business, transaction or series of transactions are as favorable to such Borrower, such Subsidiary, such Permitted Aerospace JV or such member of the BAP Group as terms that would be obtainable at the time for a comparable transaction or series of similar transactions in arm's-length dealings with an unrelated third Person or, if such transaction is not one which by its nature could be obtained from such Person, is on fair and reasonable terms, provided that, the following shall be permitted: (v) the payment of customary fees to members of the Board of Directors, (w) transactions expressly permitted by Section 8.3 or Section 8.5, (x) transactions pursuant to Tax Sharing Agreements, (y) transactions pursuant to the Manufacturing Supply Agreement, and (z) Permitted Receivables Transfers and European Permitted Receivables Transfers.

         8.9 Sale-Leasebacks. No Borrower will nor will permit any of its Subsidiaries to, lease any property as lessee in connection with a Sale and Leaseback Transaction entered into after the Initial Borrowing Date unless such Sale and Leaseback Transaction is consummated within 120 days after the date that such Person acquires the property subject to such transaction and if, at the time of such entering into such Sale and Leaseback Transaction and after giving effect thereto, the aggregate Dollar Equivalent amount of Attributable Debt for such Sale and Leaseback Transaction and for all Sale and Leaseback Transactions so entered into by Borrowers and their Subsidiaries, together with the Dollar Equivalent of Indebtedness permitted to be outstanding pursuant to
Section 8.2(f) and (g) does not exceed 5% of Company's Consolidated Tangible Assets.

         8.10 Restrictions on Credit Support to the BAP Group and any Permitted Aerospace JV. Other than Investments permitted pursuant to Section 8.7(l) and
(m), neither Company nor any of its Subsidiaries shall provide any type of credit support or credit enhancement to any member of the BAP Group or to any Permitted Aerospace JV, whether directly through loans to or Investments in, letters of credit issued for the benefit of any creditor of any member of the BAP Group or any Permitted Aerospace JV or guarantees or any other Contractual Obligation, contingent or otherwise, of Company or any of such Subsidiaries with respect to any Indebtedness or other obligation or liability of any member of the BAP Group or any Permitted Aerospace JV, including, without limitation, any such Indebtedness, obligation or liability, directly or indirectly guaranteed, supported by letter of credit, endorsed (other than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse, or in respect of which Company or any of its Subsidiaries is otherwise directly or indirectly liable, including contractual obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition, or to make payment other than for value received.

         8.11 Lines of Business. No Borrower will nor will permit any of its Subsidiaries to enter into or acquire any line of business which is not reasonably related or incidental to the business engaged in as of the date hereof.

         8.12 Fiscal Year. Neither Company nor European Holdco will change its Fiscal Year.

         8.13 Limitation on Voluntary Payments and Modifications of Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements; Certain Derivative Transactions, Etc. No Borrower will nor will permit any of its Subsidiaries to:

                  (a) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due) any Indebtedness (other than Intercompany Indebtedness subordinated as a result of Section 8.2(k)) that is either subordinate or junior in right of payment to the Obligations, other than pursuant to the issuance of Permitted Refinancing Indebtedness;

                  (b) amend, terminate or modify, or permit the amendment, termination or modification of, any provision of any documents governing Indebtedness described in clause (a) above in a manner materially adverse to the interests of the Lenders;

                  (c) enter into any Receivables Documents other than in connection with a Permitted Accounts Receivable Securitization (unless such Receivables Documents have been approved by Administrative Agent or are non-material documentation entered into pursuant to such approved Receivables Documents) or amend or modify in any material respect which is adverse to the Lenders any of such Receivables Documents unless such amendment or modification has been approved by Administrative Agent (which shall not be unreasonably withheld); provided, however, that if the Receivables Documents, after giving effect to such amendment or modification, would constitute a Permitted Accounts Receivable Securitization, then such approval of Administrative Agent shall not be required. Neither any Permitted Aerospace JV nor any member of the BAP Group may be a Participating Subsidiary in a Permitted Accounts Receivable Securitization; or

                  (d) amend, modify or change in any way adverse to the interests of the Lenders, its Organizational Documents (including, without limitation, by filing or modification of any certificate of designation) or By-Laws, or any agreement entered into by it, with respect to its Capital Stock, or enter into any new agreement with respect to its Capital Stock in any manner materially adverse to the interests of the Lenders.

                  (e) enter into or maintain outstanding any derivative transaction or similar transaction obligating any member of the Ball Corporate Group to make any payment (other than a payment which may only be made in Capital Stock) to any Person as a result of any change in value or market price of Capital Stock of Company provided that in order to facilitate its stock repurchase programs (i) Company may enter into and maintain forward purchase contracts for shares of its Capital Stock to the extent that an immediate purchase of such shares at such price would have been permitted under Section 8.5 on the date Company becomes obligated to so purchase such Capital Stock and on each day thereafter until so purchased and (ii) Company may enter into and maintain outstanding put contracts with respect to its Capital Stock to the extent that the aggregate maximum contingent obligation (assuming cash settlement) of all such contracts is not at any time in excess of the amount of Permitted Guarantee Obligations which could be incurred on such day.

         8.14 Limitation on Certain Restrictions on Subsidiaries. No Borrower will nor will permit any of its Material Subsidiaries, to create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Borrower or any Material Subsidiary of any Borrower to (i) pay dividends or make any other distributions on its Capital Stock or pay any Indebtedness or other Obligation owed to Company or any of its other Subsidiaries, (ii) make any loans or advances to Company or any of its other Material Subsidiaries, or (iii) transfer any of its property to Company or any of its other Material Subsidiaries, except:

                  (a) any encumbrance or restriction pursuant to the Loan Documents, the 2006 Senior Notes, the 2008 Subordinated Notes, the 2012 Senior Notes, any documents evidencing Permitted Refinancing Indebtedness with respect to any of the foregoing, any Permitted Accounts Receivable Securitization or an agreement in effect at or entered into on the Effective Date and reflected on
Schedule 8.14(a) hereto;

                  (b) any encumbrance or restriction with respect to a Subsidiary of Company pursuant to an agreement relating to any Indebtedness issued by such Subsidiary on or prior to the date on which such Subsidiary became a Subsidiary of Company or was acquired by Company (other than Indebtedness issued as consideration in, or to provide all or any portion of the funds utilized to consummate, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by Company) and outstanding on such date;

                  (c) any such encumbrance or restriction consisting of customary provisions restricting subletting or assignment of any leases governing leasehold interests of Company or any of its Subsidiaries;

                  (d) any encumbrance or restriction existing solely as a result of a Requirement of Law; and

                  (e) in the case of clause (iii) above, Permitted Liens or other restrictions contained in security agreements or Capitalized Leases securing or otherwise related to Indebtedness permitted hereby to the extent such restrictions restrict the transfer of the property subject to such security agreements.

         8.15 Accounting Changes. No Borrower will nor will permit any of its Subsidiaries to, make any change in accounting policies affecting the presentation of financial statements from those employed by it on the date hereof, unless (i) such change is disclosed to the Lenders through Administrative Agent or otherwise and (ii) relevant prior financial statements that are affected by such change are restated (in form and detail satisfactory to Administrative Agent) as may be required by GAAP to show comparative results and (iii) Company delivers a report to Administrative Agent calculating all financial statements and other relevant financial terms without giving effect to such change. If any changes in GAAP or the application thereof from that used in the preparation of the financial statements referred to in Section 6.5(a) hereof occur after the Initial Borrowing Date and such changes result in, in the sole judgment of Administrative Agent, a meaningful change in the calculation of any financial covenants or restrictions set forth in this Agreement, then the parties hereto agree to enter into and diligently pursue negotiations in order to amend such financial covenants and restrictions so as to equitably reflect such changes, with the desired result that the criteria for evaluating the financial condition and results of operations of Company and its Subsidiaries shall be the same after such changes as if such changes had not been made.

                                   ARTICLE IX

                               FINANCIAL COVENANTS

                  Company hereby agrees that, so long as any Commitments remain in effect or any Loan or LC Obligation remains outstanding and unpaid or any other amount is owing to any Lender or Administrative Agent hereunder, Company shall not:

         9.1 Interest Coverage Ratio. Permit the Interest Coverage Ratio for the applicable Test Period ending on or about a date set forth below to be less than the ratio set forth opposite such date:

                  Date                                              Ratio
                  ----                                              -----
                  March 31, 2003                                  4.00:1.0
                  June 30, 2003                                   4.00:1.0
                  September 30, 2003                              4.00:1.0
                  December 31, 2003                               4.00:1.0
                  March 31, 2004                                  4.00:1.0
                  June 30, 2004                                   4.00:1.0
                  September 30, 2004                              4.00:1.0
                  December 31, 2004                               4.00:1.0
                  March 31, 2005                                  4.00:1.0
                  June 30, 2005                                   4.00:1.0
                  September 30, 2005                              4.00:1.0
                  December 31, 2005 and the last day              4.00:1.0
                  of each Fiscal Quarter thereafter

         9.2 Leverage Ratio. Permit the Leverage Ratio for the applicable Test Period ending on or about a date set forth below to be greater than the ratio set forth opposite such date:

                  Date                                              Ratio
                  ----                                              -----
                  March 31, 2003                                  4.00:1.0
                  June 30, 2003                                   4.00:1.0
                  September 30, 2003                              4.00:1.0
                  December 31, 2003                               4.00:1.0
                  March 31, 2004                                  4.00:1.0
                  June 30, 2004                                   4.00:1.0
                  September 30, 2004                              3.75:1.0
                  December 31, 2004                               3.75:1.0
                  March 31, 2005                                  3.50:1.0
                  June 30, 2005                                   3.50:1.0
                  September 30, 2005                              3.25:1.0
                  December 31, 2005 and the last day              3.00:1.0
                  of each Fiscal Quarter thereafter

         9.3 Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio for the applicable Test Period ending on or about a date set forth below to be less than the ratio set forth opposite such date:

                  Date                                              Ratio
                  ----                                              -----
                  March 31, 2003                                  1.10:1.0
                  June 30, 2003                                   1.10:1.0
                  September 30, 2003                              1.10:1.0
                  December 31, 2003                               1.15:1.0
                  March 31, 2004                                  1.15:1.0
                  June 30, 2004                                   1.15:1.0
                  September 30, 2004                              1.15:1.0
                  December 31, 2004                               1.20:1.0
                  March 31, 2005                                  1.20:1.0
                  June 30, 2005                                   1.20:1.0
                  September 30, 2005                              1.20:1.0
                  December 31, 2005 and the last day              1.25:1.0
                  of each Fiscal Quarter thereafter

                                   ARTICLE X

                                EVENTS OF DEFAULT

         10.1 Events of Default. Any of the following events, acts, occurrences or state of facts shall constitute an "Event of Default" for purposes of this
Agreement:

                  (a) Failure to Make Payments When Due. Any Borrower (i) shall default in the payment of principal on any of the Loans, the face amount of any B/A Loan or any reimbursement obligation with respect to any Letter of Credit; or (ii) shall default in the payment of interest on any of the Loans or default in the payment of any fee or any other Obligation when due and such default in payment shall continue for five (5) Business Days; or

                  (b) Representations and Warranties. Any representation or warranty made by any Credit Party, as the case may be, to Administrative Agent or any Lender contained in any Loan Document or certificate delivered to Administrative Agent or any Lender pursuant hereto or thereto shall have been incorrect in any material respect on the date as of when made or deemed made, or

                  (c) Covenants. Any Credit Party shall (i) default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Article VIII and Article IX hereof or
Section 7.3(a) or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement and such default shall continue unremedied for a period of thirty (30) days after written notice to Company by Administrative Agent or any Lender;

                  (d) Default Under Other Loan Documents. Any Credit Party shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed hereunder or under any Loan Document (and not constituting an Event of Default under any other clause of this Section 10.1) and such default shall continue unremedied for a period of thirty (30) days after written notice thereof has been given to Company by Administrative Agent; or

                  (e) Voluntary Insolvency, Etc. Company or any of its Material Subsidiaries shall become insolvent or generally fail to pay, or admit in writing its inability to pay, its debts as they become due, or shall voluntarily commence any proceeding or file any petition under any bankruptcy, insolvency or similar law in any jurisdiction or seeking dissolution or reorganization or the appointment of a receiver, trustee, custodian, court appointed monitor, administrator, administrative receiver, liquidator or other similar official for it or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of an involuntary petition filed against it in any bankruptcy, insolvency or similar proceeding in any jurisdiction, or shall be adjudicated bankrupt, or shall make a general assignment for the benefit of creditors, or shall consent to, or acquiesce in the appointment of, a receiver, trustee, custodian, court appointed monitor, administrator, administrative receiver, liquidator or other similar official for a substantial portion of its property, assets or business, shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts or shall take any corporate action authorizing any of the foregoing; or

                  (f) Involuntary Insolvency, Etc. Involuntary proceedings or an involuntary petition shall be commenced or filed against Company or any of its Material Subsidiaries under any bankruptcy, insolvency or similar law in any jurisdiction or seeking the dissolution or reorganization of it or the appointment of a receiver, trustee, custodian, court appointed monitor, administrator, administrative receiver, liquidator or other similar official for it or of a substantial part of its property, assets or business, or to effect a plan or other arrangement with its creditors or any writ, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of its property, assets or business, and such proceedings or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within sixty (60) days after commencement, filing or levy, as the case may be, or any order for relief shall be entered in any such proceeding; or

                  (g) Default Under Other Agreements. (i) Any Credit Party shall default in the payment when due, whether at stated maturity or otherwise, of any Indebtedness (other than Indebtedness owed to the Lenders under the Loan Documents) in excess of $20,000,000 in the aggregate beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created, or (ii) a default shall occur in the performance or observance of any agreement or condition to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice of acceleration or similar notice is required), any such Indebtedness to become due or be repaid prior to its stated maturity or (iii) any such Indebtedness of the Credit Parties shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required payment or prepayment, prior to the stated maturity thereof; or

                  (h) Invalidity of Subordination Provisions. The subordination provisions of any agreement or instrument governing the 2008 Subordinated Notes, any other documents evidencing, guaranteeing or otherwise governing subordinated notes evidencing any Permitted Additional Indebtedness or any Permitted Refinancing Indebtedness is for any reason revoked or invalidated, or otherwise ceases to be in full force and effect, any Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder, or the Loans and the other Obligations hereunder entitled to receive the benefits of any Loan Document is for any reason subordinated or does not have the priority contemplated by this Agreement or such subordination provisions; or

                  (i) Judgments. One or more judgments or decrees shall be entered against a Credit Party involving, individually or in the aggregate, a liability (to the extent not paid or covered by insurance) of $20,000,000 or more and shall not have been vacated, discharged, satisfied, stayed or bonded pending appeal within sixty (60) days from the entry thereof; or

                  (j) Security Documents. At any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect (other than due to the effect of applicable foreign law or action of any foreign government) or shall cease to give Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a first priority perfected security interest in, and Lien on, all of the Collateral), in favor of Collateral Agent for the benefit of the Secured Creditors superior to and prior to the rights of all third Persons and subject to no other Liens (except to the extent expressly permitted herein or therein); or

                  (k) Guaranties. Any Guaranty or any provision thereof shall (other than as a result of the actions taken by Administrative Agent or the Lenders to release such Guaranty) cease to be in full force and effect in accordance with its terms, or any Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under any Guaranty; or

                  (l) ERISA. Either (i) any Termination Event shall have occurred, (ii) a trustee shall be appointed by a United States District Court to administer any Plan or Multiemployer Plan, (iii) the PBGC institutes proceedings to terminate any Plan or Multiemployer Plan or to appoint a trustee to administer any Plan, (iv) Company or any of its Subsidiaries shall become liable to the PBGC or any other party under Section 4062, 4063 or 4064 of ERISA with respect to any Plan or (v) any Borrower or any Subsidiary of any Borrower fails to make a deficit reduction contribution required under Code Section 412(l) to any Plan by the due date for such contribution; if as of the date thereof or any subsequent date, the sum of each of Company's and its Subsidiaries' various liabilities (such liabilities to include, without limitation, any liability to the PBGC or to any other party under Section 4062, 4063 or 4064 of ERISA with respect to any Plan, or to any Multiemployer Plan under Section 4201 et seq. of ERISA) as a result of such events listed in subclauses (i) through (v) above exceeds $20,000,000 in the aggregate; or

                  (m) Change of Control. A Change of Control shall occur; or

                  (n) Dissolution. Any order, judgment or decree shall be entered against Company or any Material Subsidiary decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of sixty (60) days; or Company or any Material Subsidiary shall otherwise dissolve or cease to exist except as specifically permitted by this Agreement.

                  If any of the foregoing Events of Default shall have occurred and be continuing, Administrative Agent, at the written direction of the Required Lenders, shall take one or more of the following actions: (i) by written notice to Borrowers declare the Total Commitments to be terminated whereupon the Total Commitments shall forthwith terminate, (ii) by written notice to Borrowers declare all sums then owing by Borrowers hereunder and under the Loan Documents to be forthwith due and payable, whereupon all such sums shall become and be immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Borrowers or (iii) direct Borrowers to pay (and each Borrower agrees that upon receipt of such notice, or immediately and automatically upon the occurrence and during the continuance of any Event of Default specified in Section 10.1(e) or
Section 10.1(f) with respect to such Borrower it will pay) to Administrative Agent at the Payment Office such additional amount of cash, to be held as security by Administrative Agent for the benefit of the Secured Creditors, as is equal to the sum of (a) the aggregate Stated Amount of all Letters of Credit issued for the account of Company and its Subsidiaries and then outstanding and
(b) the aggregate amount of all Unpaid Drawings, and (iv) enforce, as Administrative Agent the Guaranties and all of the Liens and security interests created pursuant to the Security Documents in accordance with their terms. In cases of any occurrence of any Event of Default described in Section 10.1(e) or
Section 10.1(f) with respect to Company or European Holdco, the Loans, together with accrued interest thereon and all of the other Obligations, shall become immediately and automatically due and payable forthwith and the Total Commitments immediately and automatically terminated without the requirement of any such acceleration or request, and without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Borrower, any provision of this Agreement or any other Loan Document to the contrary notwithstanding, and other amounts payable by Borrowers hereunder shall also become immediately and automatically due and payable all without notice of any kind.

                  Anything in this Section 10.1 to the contrary notwithstanding, Administrative Agent shall, at the request of the Required Lenders, rescind and annul any acceleration of the Loans by written instrument filed with Borrowers, provided that, at the time such acceleration is so rescinded and annulled: (A) all past due interest and principal, if any, on the Loans and all other sums payable under this Agreement and the other Loan Documents shall have been duly paid, and (B) no other Event of Default shall have occurred and be continuing which shall not have been waived in accordance with the provision of Section
12.1 hereof.

         10.2 Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                   ARTICLE XI

                              ADMINISTRATIVE AGENT

                  In this Article XI, the Lenders agree among themselves as follows:

         11.1 Appointment. The Lenders hereby appoint DB as Administrative Agent (for purposes of this Agreement, the term "Administrative Agent" shall include DB in its capacity as Collateral Agent pursuant to the Security Documents) and as Collateral Agent for the Secured Creditors under all applicable Security Documents and Guaranties and appoint TBNS as Canadian Administrative Agent (Administrative Agent and Canadian Administrative Agent are sometimes referred to in this Article XI as the "Agents", and individually as an "Agent") to act as herein specified herein and in the other Loan Documents. Each Lender hereby irrevocably authorizes and each holder of any Note by the acceptance of such Note shall be deemed to irrevocably authorize Agents to take such action on its behalf under the provisions hereof, the other Loan Documents (including, without limitation, to give notices and take such actions on behalf of the Required Lenders as are consented to in writing by the Required Lenders) and any other instruments, documents and agreements referred to herein or therein and to exercise such powers hereunder and thereunder as are specifically delegated to Administrative Agent, Collateral Agent or Canadian Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Agents may perform any of their respective duties hereunder and under the other Loan Documents, by or through their officers, directors, agents, employees or affiliates.

         11.2 Nature of Duties. Agents shall have no duties or responsibilities except those expressly set forth in this Agreement. The duties of Agents shall be mechanical and administrative in nature. EACH LENDER HEREBY ACKNOWLEDGES AND AGREES THAT EACH AGENT SHALL NOT HAVE, BY REASON OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, A FIDUCIARY RELATIONSHIP TO OR IN RESPECT OF ANY LENDER. Nothing in any of the Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon Agents any obligations in respect of any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of Borrowers in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the credit worthiness of each Borrower, and Agents shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before making of the Loans or at any time or times thereafter. Agents will promptly notify each Lender at any time that the Required Lenders have instructed it to act or refrain from acting pursuant to Article X.

         11.3 Exculpation, Rights Etc. Neither Agents nor any of their respective officers, directors, agents employees or affiliates shall be liable for any action taken or omitted by them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. Agents shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, or sufficiency of any of the Loan Documents or any other document or the financial condition of any Borrower. Agents shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents or any other Document or the financial condition of any Borrower, or the existence or possible existence of any Unmatured Event of Default or Event of Default unless requested to do so by the Required Lenders. Agents may at any time request instructions from the Lenders with respect to any actions or approvals (including the failure to act or approve) which by the terms of any of the Loan Documents, Agents are permitted or required to take or to grant, and if such instructions are requested, Agents shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from the Required Lenders or all Lenders, as applicable. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agents as a result of Agents acting, approving or refraining from acting or approving under any of the Loan Documents in accordance with the instructions of the Required Lenders or, to the extent required by Section 12.1, all of the Lenders.

         11.4 Reliance. Agents shall be entitled to rely, and shall be fully protected in relying, upon any notice, writing, resolution notice, statement, certificate, order or other document or any telephone, telex, teletype or telecopier message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all matters pertaining herein or to any of the other Loan Documents and their duties hereunder or thereunder, upon advice of counsel selected by Agents.

         11.5 Indemnification. To the extent Agents are not reimbursed and indemnified by Borrowers as required herein, the Lenders will reimburse and indemnify Agents for and against any and all liabilities, obligations, losses, damages, claims, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agents, acting pursuant hereto in such capacity in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by Agents under this Agreement or any of the other Loan Documents, in proportion to each Lender's Aggregate Pro Rata Share of the Total Commitment; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, claims, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Administrative Agent's gross negligence or willful misconduct. The obligations of the Lenders under this Section 11.5 shall survive the payment in full of the Notes and the termination of this Agreement.

         For purposes hereof, "Aggregate Pro Rata Share" means, when used with reference to any Lender and any described aggregate or total amount, an amount equal to the result obtained by multiplying such desired aggregate or total amount by a fraction the numerator of which shall be the aggregate principal amount of such Lender's Multicurrency Revolving Loan, Canadian Revolving Loan and Term Loans and the denominator of which shall be the aggregate of all of the Loans outstanding hereunder.

         11.6 Administrative Agent In Its Individual Capacity. With respect to its Loans and Commitments (and its Multicurrency Revolver Pro Rata Share, Canadian Revolver Pro Rata Share and Term Pro Rata Share, as applicable, thereof), Agents shall have and may exercise the same rights and powers hereunder and are subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or holder of Obligations. The terms "Lenders", "holder of Obligations" or "Required Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include Agents in their individual capacity as a Lender, one of the Required Lenders or a holder of Obligations. Agents may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with Company or any Subsidiary or affiliate of Company as if it were not acting as Administrative Agent or Canadian Administrative Agent hereunder or under any other Loan Document, including, without limitation, the acceptance of fees or other consideration for services without having to account for the same to any of the Lenders.

         11.7 Notice of Default. Agents shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default hereunder unless such Agent has received written notice from a Lender or a Borrower referring to this Agreement describing such Event of Default or Unmatured Event of Default and stating that such notice is a "notice of default". In the event that either Agent receives such a notice, such Agent shall give prompt notice thereof to the Lenders.

         11.8 Holders of Obligations. Agents may deem and treat the payee of any Obligation as reflected on the books and records of such Agent as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with Agents pursuant to
Section 12.8(c). Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Obligation shall be conclusive and binding on any subsequent holder, transferee or assignee of such Obligation or of any Obligation or Obligations granted in exchange therefor.

         11.9 Resignation by Administrative Agent.

                  (a) Agents may resign from the performance of all its functions and duties hereunder at any time by giving fifteen (15) Business Days' prior written notice to Company and the Lenders. Such resignation shall take effect upon the acceptance by a successor Administrative Agent or Canadian Administrative Agent of appointment pursuant to clauses (b) and (c) below or as otherwise provided below.

                  (b) Upon any such notice of resignation, the Required Lenders shall appoint a successor Administrative Agent or Canadian Administrative Agent who shall be satisfactory to Company and shall be an incorporated bank or trust company.

                  (c) If a successor Administrative Agent or Canadian Administrative Agent shall not have been so appointed within said fifteen (15) Business Day period, Administrative Agent or Canadian Administrative Agent with the consent of Company, shall then appoint a successor Administrative Agent or Canadian Administrative Agent who shall serve as Administrative Agent or Canadian Administrative Agent until such time, if any, as the Required Lenders, with the consent of Company, appoint a successor Administrative Agent or Canadian Administrative Agent as provided above.

                  (d) If no successor Administrative Agent or Canadian Administrative Agent has been appointed pursuant to clause (b) or (c) by the twentieth (20th) Business Day after the date such notice of resignation was given by Administrative Agent or Canadian Administrative Agent, such Agent's resignation shall become effective and the Required Lenders shall thereafter perform all the duties of Administrative Agent or Canadian Administrative Agent hereunder until such time, if any, as the Required Lenders, with the consent of Company, appoint a successor Administrative Agent or Canadian Administrative Agent as provided above.

         11.10 The Joint Lead Arrangers, Joint Mandated Arrangers, Joint Book Managers, Syndication Agent and Co-Documentation Agents. Notwithstanding any other provision of this Agreement or any provision of any other Loan Document, each of the Joint Lead Arrangers, Joint Mandated Arrangers, Joint Book Managers, Syndication Agent and Co-Documentation Agents are named as such for recognition purposes only, and in their respective capacities as such shall have no powers, duties, responsibilities or liabilities with respect to this Agreement or the other Loan Documents or the transactions contemplated hereby and thereby; it being understood and agreed that the Joint Lead Arrangers, Joint Mandated Arrangers, Joint Book Managers, Syndication Agent and Co-Documentation Agents shall be entitled to all indemnification and reimbursement rights in favor of "Agents" as provided for under Section 11.5. Without limitation of the foregoing, none of Joint Lead Arrangers, Joint Mandated Arrangers, Joint Book Managers, Syndication Agent or Co-Documentation Agents shall, solely by reason of this Agreement or any other Loan Documents, have any fiduciary relationship in respect of any Lender or any other Person.

                                  ARTICLE XII

                                  MISCELLANEOUS

         12.1 No Waiver; Modifications in Writing.

                  (a) No failure or delay on the part of Administrative Agent, Canadian Administrative Agent or any Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to Administrative Agent, Canadian Administrative Agent or any Lender at law or in equity or otherwise. Neither this Agreement nor any terms hereof may be amended, modified, supplemented, waived, discharged, terminated or otherwise changed unless such amendment, modification, supplement, waiver, discharge, termination or other change is in writing signed by Company, European Holdco and the Required Lenders, provided that, no such amendment, modification, supplement, waiver, discharge, termination or other change shall, without the consent of each Lender (other than a Defaulting Lender) (with Obligations directly affected thereby in the case of the following clause (i)):

                           (i) extend the final scheduled maturity of any Loan
or Note (or extend the stated maturity of any Letter of Credit beyond the Multicurrency Revolver Termination Date), or reduce the rate or extend the time of payment of interest or fees thereon except for waivers of Default Rate interest, or reduce the principal amount thereof or extend the time of payment or reduce the amount of any other amounts payable hereunder or under any other Loan Document,

                           (ii) release all or substantially all of the
Guarantors or all or substantially all of the Collateral (except as expressly provided in the Security Documents),

                           (iii) amend, modify or waive any provision of this
Section 12.1 (except for technical amendments with respect to additional extensions of credit pursuant to Section 2.9 which afford the protections to such additional extensions of credit of the type provided to the Term Loans on the date hereof) or reduce any percentage specified in the definition of Required Lenders,

                           (iv) consent to the assignment or transfer by any
Borrower of any of its rights and obligations under this Agreement;

provided, further, that no such amendment, modification, supplement, waiver, discharge, termination or other change shall:

                                    (A) increase the Commitments of any Lender
over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of the definition of Multicurrency Revolver Sublimit, Schedule 1.1(c), conditions precedent, representations, warranties, covenants, Events of Default or Unmatured Events of Default shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender),

                                    (B) without the consent of DB and each
Facing Agent that has issued an outstanding Letter of Credit, amend, modify or waive any provision of Section 2.10 or alter its rights or obligations with respect to Letters of Credit,

                                    (C) without the consent of Administrative
Agent or Canadian Administrative Agent amend, modify or waive any provision of
Article XI as same applies to Administrative Agent or Canadian Administrative Agent or any other provisions as same relates to the rights or obligations of Administrative Agent or Canadian Administrative Agent,

                                    (D) without the consent of Administrative
Agent or Canadian Administrative Agent, amend, modify or waive any provisions relating to the rights or obligations of Administrative Agent or Canadian Administrative Agent under the other Loan Documents,

                                    (E) without the consent of the Majority
Lenders of each Facility which is being allocated a lesser prepayment, repayment or commitment reduction, alter the required application of any prepayments or repayments (or commitment reduction), as between the various Facilities pursuant to clause (i) of the first sentence of Section 4.5(a) and the second and third sentence of Section 4.5(a) (although the Required Lenders may waive in whole or in part, any such prepayment, repayment or commitment reduction so long as the application, as amongst the various Facilities, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered),

                                    (F) without the consent of the Majority
Lenders of each Facility amend the definition of Majority Lenders,

                                    (G) without the consent of the Majority
Lenders of the Term Facilities affected thereby, amend the definition of Term Pro Rata Share;

                                    (H) without the consent of the Supermajority
Lenders of the Facilities affected thereby, amend the definition of Supermajority Lenders;

                                    (I) without the consent of the Majority
Lenders of the Multicurrency Revolving Facility, amend the definition of Multicurrency Revolver Pro Rata Share; without the consent of the Majority Lenders of the Canadian Revolving Facility, amend the definition of Canadian Revolver Pro Rata Share,

                                    (J) without the consent of the Majority
Lenders of the Multicurrency Revolving Facility, amend the definition of Multicurrency Revolver Sublimits or, except as provided in Section 12.1(b),
Schedule 1.1(b); or

                                    (K) without the consent of the Supermajority
Lenders of the applicable Facility, amend the definition of Scheduled Term Repayments for such Facility.

                  (b) In addition to the amendments effected pursuant to the foregoing Section 12.1(a), Schedules 1.1(b), and 1.1(d) may be amended as follows:

                           (i) Schedules 1.1(b) and (d) will be amended to add
Foreign Subsidiaries of Company as additional Subsidiary Borrowers upon (A) execution and delivery by Company, any such Subsidiary Borrower and Administrative Agent of a Joinder Agreement in the form of Exhibit 12.1(b), providing for a Multicurrency Revolver Sublimit acceptable to Administrative Agent, (B) delivery to Administrative Agent of (1) to the extent not previously delivered, the pledge and guarantee agreements required pursuant to Sections
7.12 and 7.14, (2) an opinion of counsel which covers the matters set forth in
Exhibit 5.1(d)(ii) with such exceptions as are reasonably satisfactory to Administrative Agent and (3) such other documents with respect thereto as Administrative Agent shall reasonably request.

                           (ii) Schedules 1.1(b) and (d) will be amended to
remove any Subsidiary as a Subsidiary Borrower upon (A) execution and delivery by Company of a written request providing for such amendment and (B) repayment in full of all outstanding Loans and other Obligations of such Subsidiary Borrower.

                  (c) If, in connection with any proposed change, waiver, discharge or termination of any of the provisions of this Agreement as contemplated by clauses (a)(i) through (iv), inclusive, of the first proviso to the third sentence of Section 12.1(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the applicable Borrower shall have the right to replace each such non-consenting Lender or Lenders (or, at the option of Borrowers if the respective Lender's consent is required with respect to less than all Loans and/or Commitments, to replace only the respective Loans and/or Commitments of the respective non-consenting Lender which gave rise to the need to obtain such Lender's individual consent) with one or more Replacement Lenders pursuant to Section 3.7 so long as at the time of such replacement, each such Replacement Lender consents to the proposed amendment, modification, supplement. waiver, discharge, termination or other change.

                  (d) Notwithstanding the foregoing, upon the execution and delivery of all documentation required by Administrative Agent to be delivered pursuant to Section 2.9 in connection with an Additional Term Loan, this Agreement shall be deemed amended without further action by any Lender to reflect, as applicable, the new Lenders and the terms of such Additional Term Loan.


         12.2 Further Assurances. Each Borrower agrees to do such further acts and things and to execute and deliver to Administrative Agent and Canadian Administrative Agent such additional agreements, powers and instruments, as Administrative Agent or Canadian Administrative Agent may reasonably require or reasonably deem advisable to carry into effect the purposes of this Agreement or any of the Loan Documents or to better assure and confirm unto Administrative Agent or Canadian Administrative Agent its rights, powers and remedies hereunder.

         12.3 Notices, Etc. Except where telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto or any other Person shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by a reputable overnight or courier delivery service, or by prepaid telex or telecopier, and shall be deemed to be given for purposes of this Agreement on the third day after deposit in registered or certified mail, postage prepaid, and otherwise on the date that such writing is delivered or sent to the intended recipient thereof, or in the case of notice delivered by telecopy, upon completion of transmission with a copy of such notice also being delivered under any of the methods provided above, all in accordance with the provisions of this Section 12.3. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 12.3, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telex, TWX or telecopier numbers) indicated on
Schedule 12.3 hereto or, in the case of any Assignee, on its signature page to its Assignment and Assumption Agreement and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party on Schedule 12.3 hereto or such Assignment and Assumption Agreement, as the case may be.

         12.4 Costs, Expenses and Taxes; Indemnification.

                  (a) Generally. Company and European Holdco, if any, agree jointly and severally to pay promptly upon request by Administrative Agent (or any Lender, in connection with any enforcement or atonement as provided below) all reasonable costs and expenses in connection with the negotiation, preparation, printing, typing, reproduction, execution, delivery and syndication of this Agreement and the other Loan Documents and the documents and instruments referred to herein and therein and any amendment, waiver, consent relating hereto or thereto or other modifications of (or supplements to) any of the foregoing and any and all other documents and instruments furnished pursuant hereto or thereto or in connection herewith or therewith, including without limitation, the reasonable fees and out-of-pocket expenses of Winston & Strawn, special counsel to Administrative Agent, and any local counsel retained by Administrative Agent relative thereto, other Attorney Costs, independent public accountants and other outside experts retained by Administrative Agent in connection with the administration of this Agreement and the other Loan Documents, and all reasonable search fees, appraisal fees and expenses, filing and recording fees and all reasonable costs and expenses (including, without limitation, Attorney Costs), if any, in connection with the enforcement of this Agreement, any of the Loan Documents or any other agreement furnished pursuant hereto or thereto or in connection herewith or therewith. In addition, Company and European Holdco agree jointly and severally to pay any and all present and future stamp, transfer, excise and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, any Loan Document, or the making of any Loan, and each agrees to save and hold Administrative Agent, Canadian Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay by any Borrower in paying, or omission by any Borrower to pay, such taxes. Any portion of the foregoing fees, costs and expenses which remains unpaid more than thirty (30) days following Administrative Agent's, Canadian Administrative Agent's or any Lender's statement and the due date thereof shall bear interest from the date of such due date at the Default Rate.

                  (b) Indemnification. Company and European Holdco agree jointly and severally to indemnify and hold harmless DBSI, Syndication Agent, Co-Documentation Agents, Administrative Agent, Canadian Administrative Agent and each Lender and each director, officer, employee, agent, attorney and Affiliate of DBSI, Syndication Agent, Co-Documentation Agents, Administrative Agent, Canadian Administrative Agent and each Lender (each such Person an "Indemnified Person" and collectively, the "Indemnified Persons") from and against all losses, claims, damages, obligations (including removal or remedial actions), reasonable expenses or liabilities (not including Excluded Taxes and Taxes as to which Borrowers are not required to make any payment of additional amounts pursuant to Section 4.7(c) hereof) to which such Indemnified Person may become subject, insofar as such losses, claims, damages, penalties, obligations (including removal or remedial actions), reasonable expenses or liabilities (or actions, suits or proceedings including any investigation or claims in respect thereof (whether or not Administrative Agent, Canadian Administrative Agent or any Lender is a party thereto)) arise out of, in any way relate to, or result from the transactions contemplated by this Agreement or any of the other Loan Documents and to reimburse each Indemnified Person upon their demand, for any Attorney Costs or other reasonable expenses incurred in connection with investigating, preparing to defend or defending any such loss, claim, damage, liability, action or claim; provided, however,

                           (i) that no Indemnified Person shall have the right
to be so indemnified hereunder for any loss, claim, damage, penalties, obligations, expense or liability to the extent it arises or results from the gross negligence or willful misconduct of such Indemnified Person or from such Indemnified Person's breach of its obligations under this Agreement as finally determined by a court of competent jurisdiction and

                           (ii) that nothing contained herein shall affect the
express contractual obligations of the Lenders to Borrowers contained herein.

If any action, suit or proceeding arising from any of the foregoing is brought against Administrative Agent, Canadian Administrative Agent, any Lender or any other Person indemnified or intended to be indemnified pursuant to this Section 12.4, Company and European Holdco will, if requested by Administrative Agent, Canadian Administrative Agent, any Lender or any such Indemnified Person, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel reasonably satisfactory to the Person or Persons indemnified or intended to be indemnified. The Indemnified Persons shall, unless Administrative Agent, Canadian Administrative Agent, a Lender or other Indemnified Person has made the request described in the preceding sentence and such request has been complied with, have the right to employ their own counsel (or (but not as well as) staff counsel) to investigate and control the defense of any matter covered by such indemnity and the reasonable fees and expenses of such counsel shall be at the expense of the indemnifying party; provided, however, that in any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, Company and European Holdco shall not be liable for fees and expenses of more than one counsel (in addition to any local counsel), which counsel shall be designated by Administrative Agent provided, further, however, each Indemnified Person shall have the right to employ separate counsel in any such inquiry, action, claim or proceeding and to control the defense thereof, and the reasonable fees and expenses of such counsel shall be at the expense of Company and European Holdco if (i) Company and European Holdco shall have agreed in writing to pay such fees and expenses or (ii) such Indemnified Person shall have notified Company and European Holdco that it has been advised by counsel that there may be one or more legal defenses available to such Indemnified Person that are different from or additional to those available to the other Indemnified Persons and that such common representation would adversely impact the adequacy of the proposed representation. Excluding any loss, cost, liability or damage arising out of the gross negligence or willful misconduct of any Indemnified Person as determined by a court of competent jurisdiction in a final non-appealable judgment, Company and European Holdco further agree jointly and severally to indemnify and hold each Indemnified Person harmless from all loss, reasonable cost (including Attorney Costs), liability and damage whatsoever incurred by any Indemnified Person by reason of any violation of any Environmental Laws or Environmental Permits or for the Release or Threatened Release of any Contaminants into the environment for which Company or any of its Subsidiaries has any liability or which is related to any property currently or formerly owned, leased or operated by or on behalf of Company or any of its Subsidiaries, or by reason of the imposition of any Environmental Lien or which occurs by a breach of any of the representations, warranties or covenants relating to environmental matters contained herein, provided that, with respect to any liabilities arising from acts or failure to act for which Company or any of its Subsidiaries is strictly liable under any Environmental Law or Environmental Permit, Company's and European Holdco's obligation to each Indemnified Person under this indemnity shall likewise be without regard to fault on the part of Company or any such Subsidiary. To the extent that the undertaking to indemnify, pay or hold harmless Administrative Agent, Canadian Administrative Agent, any Lender or other Indemnified Person as set forth in this Section 12.4 may be unenforceable because it is violative of any law or public policy, Company shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law. The obligations of Company and European Holdco under this
Section 12.4 shall survive the termination of this Agreement and the discharge of Company's and European Holdco's other Obligations hereunder.

                  (c) Foreign Exchange Indemnity. If any sum due from any Borrower under this Agreement or any order or judgment given or made in relation hereto has to be converted from the currency (the "first currency") in which the same is payable hereunder or under such order or judgment into another currency (the "second currency") for the purpose of (i) making or filing a claim or proof against any Borrower with any Governmental Authority or in any court or tribunal, or (ii) enforcing any order or judgment given or made in relation hereto, Company and European Holdco shall indemnify and hold harmless each of the Persons to whom such sum is due from and against any loss actually suffered as a result of any discrepancy between (a) the rate of exchange used to convert the amount in question from the first currency into the second currency, and (b) the rate or rates of exchange at which such Person, acting in good faith in a commercially reasonable manner, purchased the first currency with the second currency after receipt of a sum paid to it in the second currency in satisfaction, in whole or in part, of any such order, judgment, claim or proof. The foregoing indemnity shall constitute a separate obligation of Company and European Holdco distinct from its other obligations hereunder and shall survive the giving or making of any judgment or order in relation to all or any of such other obligations.

         12.5 Confirmations. Each Borrower and each holder of any portion of the Obligations agrees from time to time, upon written request received by it from the other, to confirm to the other in writing (with a copy of each such confirmation to Administrative Agent) the aggregate unpaid principal amount of the Loan or Loans and other Obligations then outstanding.

         12.6 Adjustment; Setoff.

                  (a) If any lender (a "Benefited Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by setoff, pursuant to events or proceedings of the nature referred to in Section 10.1(e) or Section 10.1(f) hereof, or otherwise) in a greater proportion than any such payment to and collateral received by any other Lender in respect of such other Lender's Loans or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Loans, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each Lender; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Each Borrower agrees that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of setoff) with respect to such portion as fully as if such Lender were the direct holder of such portion.

                  (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to Borrowers, any such notice being expressly waived by Borrowers, upon the occurrence and during the continuance of an Event of Default, to setoff and apply against any Obligations, whether matured or unmatured, of any Borrower or any Credit Party to such Lender, any amount owing from such Lender to such Borrower or Credit Party, at or at any time after, the happening of any of the above-mentioned events, and the aforesaid right of setoff may be exercised by such Lender against any Borrower or Credit Party or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receivers, administrator, administrative receiver, court appointed monitor or other similar official, or execution, judgment or attachment creditor of such Borrower or Credit Party, or against anyone else claiming through or against, such Borrower or Credit Party or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receivers, administrator, administrative receiver, court appointed monitor or other similar official, or execution, judgment or attachment creditor, notwithstanding the fact that such right of setoff shall not have been exercised by such Lender prior to the making, filing or issuance, or service upon such Lender of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, administrator, administrative receiver, court appointed monitor or other similar official, or issuance of execution, subpoena, order or warrant. Each Lender agrees promptly to notify Company and Administrative Agent after any such setoff and application made by such Lender, provided that, the failure to give such notice shall not affect the validity of such setoff and application.

                  (c) Each Borrower expressly agrees that to the extent such Borrower makes a payment or payments and such payment or payments, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver, administrator, administrative receiver, court appointed monitor or other similar official, or any other party under any bankruptcy act, state or federal law, common law, rule, regulation or equitable cause in any jurisdiction, then to the extent of such payment or repayment, the Indebtedness to the Lenders or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment or payments had not been made.

         12.7 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

         12.8 Binding Effect; Assignment; Addition and Substitution of Lenders.

                  (a) This Agreement shall be binding upon, and inure to the benefit of, Borrowers, Administrative Agent, the Lenders, all future holders of the Notes and their respective successors and assigns; provided, however, that no Borrower may assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of the Lenders.

                  (b) Each Lender may at any time sell to one or more banks or other entities ("Participants") participating interests in all or any portion of its Commitment and Loans or participation in Letters of Credit or any other interest of such Lender hereunder (in respect of any Lender, its "Credit Exposure"). In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, and Borrowers, Canadian Administrative Agent and Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. At the time of the sale of a participating interest, the Lender transferring the interest (i) shall cause the Participant to provide the forms required under Section 4.7(d) as if such Participant became a Lender on the date of the sale and (ii) shall, if required under applicable law, deliver revised forms in accordance Section 4.7(d) reflecting the portion of the interest sold and the portion of the interest retained. Further, the Participant shall be subject to the obligations of Section 3.6 and Section 4.7 as if such Participant was a Lender. Each Borrower agrees that if amounts outstanding under this Agreement or any of the Loan Documents are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence and during the continuance of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any other Loan Document; provided, however, that such right of setoff shall be subject to the obligation of such Participant to share with the Lenders, and the Lenders agree to share with such Participant, as provided in Section 12.6. Each Borrower also agrees that each Participant shall be entitled to the benefits of Section
3.6 and Section 4.7 with respect to its participation in the Loans outstanding from time to time, as if such Participant becomes a Lender on the date it acquired an interest pursuant to this Section 12.8(b); provided that, no participation shall be made to any Person under this section if, at the time of such participation, the Participant's benefits under Section 3.6 or Section 4.7 would be greater than the benefits that the participating Lender was entitled to under Section 3.6 or Section 4.7 (and if any participation is made in violation of the foregoing, the Participant will not be entitled to the incremental amounts). Each Lender agrees that any agreement between such Lender and any such Participant in respect of such participating interest shall not restrict such Lender's right to approve or agree to any amendment, restatement, supplement or other modification to, waiver of, or consent under, this Agreement or any of the Loan Documents except to the extent that any of the forgoing would (i) extend the final scheduled maturity of any Loan or Note in which such Participant is participating (it being understood that amending the definition of any Scheduled Term Repayment (other than any Term Maturity Date), shall not constitute an extension of the final scheduled maturity of any Loan or Note) or extend the stated maturity of any Letter of Credit in which such Participant is participating beyond the Multicurrency Revolver Termination Date, or reduce the rate or extend the time of payment of interest or fees on any such Loan, Note or Letter of Credit (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the Participant's participation over the amount thereof then in effect (it being understood that waivers or modifications of conditions precedent, covenants, representations, warranties, Events of Default or Unmatured Events of Default or of a mandatory reduction in Commitments shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any Participant if the Participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Loan Documents) supporting the Loans and/or Letters of Credit hereunder in which such Participant is participating. Notwithstanding the foregoing, prior to any CAM Exchange, no Lender shall sell participations of Canadian Revolving Loans or Canadian Revolving Commitments to any Person that is not a resident of Canada for purpose of the ITA or is not deemed to be resident in Canada for the purposes of Part XIII of the ITA.

                  (c) Any Lender may at any time assign to one or more Eligible Assignees, including an Affiliate thereof (each an "Assignee"), all or any part of its Credit Exposure pursuant to an Assignment and Assumption Agreement, provided that no assignment shall be made to any Person under this Section 12.8(c) if, at the time of such assignment, the Assignee's benefits under
Section 3.6 or Section 4.7 would be greater than the benefits that the assigning Lender was entitled to under Section 3.6 or Section 4.7 (and if any assignment is made in violation of the foregoing, the Assignee will not be entitled to the incremental amounts) and provided, further, that, any assignment of all or any portion of any Lender's Credit Exposure to an Assignee other than an Affiliate of such Lender or another Lender, or in the case of a Lender that is a Fund, any Related Fund of any Lender (i) shall be an assignment of its Credit Exposure in an amount not less than the Dollar Equivalent of $5,000,000 for the Multicurrency Revolving Loan Facility or Canadian Revolving Facility and $1,000,000 for the Term Facilities (treating any Fund and its Related Funds as a single Eligible Assignee) (or if less the entire amount of Lender's Credit Exposure with respect to such Facility, provided, that, if such Lender and its Affiliates (or in the case of a Fund and its Related Funds) collectively hold Credit Exposure at least equal to such minimum amounts, such Affiliates and/or Related Funds must simultaneously assign Credit Exposure such that the aggregate Credit Exposure assigned satisfies such minimum amount) and (ii) shall require the prior written consent of Administrative Agent (not to be unreasonably withheld) and, provided no Event of Default then exists and is continuing, Company (the consent of Company not to be unreasonably withheld or delayed; provided, however, that prior to the Syndication Date, assignments by Administrative Agents shall not require the consent of Company), and; provided, further, that notwithstanding the foregoing limitations, any Lender may at any time assign all or any part of its Credit Exposure to any Affiliate of such Lender or to any other Lender (or in the case of a Lender which is a Fund, to any Related Fund of such Lender). Upon execution of an Assignment and Assumption Agreement and the payment of a nonrefundable assignment fee of $3,500 (provided that no such fee shall be payable upon assignments by any Lender which is a Fund to one or more Related Funds) in immediately available funds to Administrative Agent at its Payment Office in connection with each such assignment, written notice thereof by such transferor Lender to Administrative Agent and the recording by Administrative Agent or Canadian Administrative Agent of such assignment and the resulting effect upon the Loans and Multicurrency Revolving Commitment and Canadian Revolving Commitment of the assigning Lender and the Assignee, the Assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would have if it were a Lender hereunder and the holder of the Obligations (provided that Company, Canadian Administrative Agent and Administrative Agent shall be entitled to continue to deal solely and directly with the assignor Lender in connection with the interests so assigned to the Assignee until written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to Company, Canadian Administrative Agent and Administrative Agent by the assignor Lender and the Assignee) and, if the Assignee has expressly assumed, for the benefit of Borrowers, some or all of the transferor Lender's obligations hereunder, such transferor Lender shall be relieved of its obligations hereunder to the extent of such assignment and assumption, and except as described above, no further consent or action by Company, the Lenders, Canadian Administrative Agent or Administrative Agent shall be required. At the time of each assignment pursuant to this Section 12.8(c) to a Person which is not already a Lender hereunder, the respective Assignee shall provide to Company and Administrative Agent the appropriate forms and certificates as provided in Section 4.7(d), if applicable. Each Assignee shall take such Credit Exposure subject to the provisions of this Agreement and to any request made, waiver or consent given or other action taken hereunder, prior to the receipt by Administrative Agent and Company of written notice of such transfer, by each previous holder of such Credit Exposure. Such Assignment and Assumption Agreement shall be deemed to amend this Agreement and
Schedule 1.1(a) hereto, to the extent, and only to the extent, necessary to reflect the addition of such Assignee as a Lender and the resulting adjustment of all or a portion of the rights and obligations of such transferor Lender under this Agreement, the Maximum Commitment, the determination of its Term Pro Rata Share, Canadian Revolver Pro Rata Share or Multicurrency Revolver Pro Rata Share, as the case may be (in each case, rounded to twelve decimal places), the Loans, any outstanding Letters of Credit and any new Notes, if requested, to be issued, at Borrowers' expense, to such Assignee, and no further consent or action by Company or the Lenders shall be required to effect such amendments.

                  (d) Each Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning Company and any Subsidiary of Company which has been delivered to such Lender by any Borrower pursuant to this Agreement or which has been delivered to such Lender by any Borrower in connection with such Lender's credit evaluation of such Borrower prior to entering into this Agreement, provided that, such Transferee or prospective Transferee agrees to treat any such information which is not public as confidential in accordance with the terms of Section 12.18 hereof.

                  (e) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time pledge or assign all or any portion of its rights under this Agreement and the other Loan Documents (including, without limitation, the Notes held by it, but excluding prior to any CAM Exchange, all or any portion of its rights related to Canadian Revolving Loans, including without limitation, the Canadian Revolving Note held by it, if any) to any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Board without notice to, or the consent of, any Borrower, provided that, no such pledge or assignment of a security interest under this Section 12.8(e) shall release a Lender from any obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. Any Lender which is a fund may pledge all or any portion of its Notes or Loans to its trustee in support of its obligations to its trustee. No such pledge or assignment shall release the transferor Lender from its obligations hereunder.

         12.9 CONSENT TO JURISDICTION; MUTUAL WAIVER OF JURY TRIAL.

                  (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK, NEW YORK OR COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH CREDIT PARTY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH CREDIT PARTY HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM WITH OFFICES ON THE DATE HEREOF AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011 AS ITS DESIGNEE, APPOINTEE AND ADMINISTRATIVE AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND ADMINISTRATIVE AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH CREDIT PARTY AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND ADMINISTRATIVE AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION REASONABLY SATISFACTORY TO ADMINISTRATIVE AGENT UNDER THIS AGREEMENT. EACH CREDIT PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH CREDIT PARTY, AT ITS ADDRESS SET FORTH IN SECTION 12.3, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ADMINISTRATIVE AGENT UNDER THIS AGREEMENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH CREDIT PARTY IN ANY OTHER JURISDICTION.

                  (b) EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE
(A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY COURT OR JURISDICTION, INCLUDING WITHOUT LIMITATION THOSE REFERRED TO IN CLAUSE (A) ABOVE, IN RESPECT OF ANY MATTER ARISING OUT OF OR DIRECTLY RELATING TO THIS AGREEMENT.

         12.10 Release of Collateral. The Collateral and any other collateral security for the Obligation shall be released from any security interest or Lien created by the Loan Documents at such time as no Commitment by any Lender remains outstanding to any Borrower hereunder and after no Borrower shall have any Obligations or Loans of any kind then outstanding to Administrative Agent, Canadian Administrative Agent and the Lenders under this Agreement or any of the Loan Documents; and Administrative Agent and the Lenders shall then deliver to Borrowers all collateral held under the Loan Documents and related documents in the custody or possession of Administrative Agent and, if requested by any Borrower, shall execute and deliver to such Borrower for filing in each office in which any financing statement relative to such collateral, or any part thereof, shall have been filed, a termination statement under the Uniform Commercial Code or like statute in any other jurisdiction releasing Administrative Agent's interest therein, and such other documents and instruments as such Borrower may reasonably request, all without recourse upon, or warranty whatsoever by, Administrative Agent, and at the cost and expense of the applicable Borrower.

         12.11 GOVERNING LAW. THIS AGREEMENT AND EACH NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES.

         12.12 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         12.13 Transfers of Notes. In the event that the holder of any Note (including any Lender) shall transfer such Note, it shall immediately advise Administrative Agent and Company of such transfer, and Administrative Agent and Company shall be entitled conclusively to assume that no transfer of any Note has been made by any holder (including any Lender) unless and until Administrative Agent and Company shall have received written notice to the contrary. Except as otherwise provided in this Agreement or as otherwise expressly agreed in writing by all of the other parties hereto, no Lender shall, by reason of the transfer of a Note or otherwise, be relieved of any of its obligations hereunder. Each transferee of any Note shall take such Note subject to the provisions of this Agreement and to any request made, waiver or consent given or other action taken hereunder, prior to the receipt by Administrative Agent and Company of written notice of such transfer, by each previous holder of such Note, and, except as expressly otherwise provided in such transfer, Administrative Agent and Company shall be entitled conclusively to assume that the transferee named in such notice shall hereafter be vested with all rights and powers under this Agreement with respect to the Pro Rata Share of the Loans of the Lender named as the payee of the Note which is the subject of such transfer.

         12.14 Registry. Each Borrower hereby designates Administrative Agent to serve as Borrowers' agent, solely for purposes of this Section 12.14 to maintain a register (the "Register") on which it will record the Commitment from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect Borrowers' obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitment shall not be effective until such transfer is recorded on the Register maintained by Administrative Agent with respect to ownership of such Commitment and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitment and Loans shall be recorded by Administrative Agent on the Register only upon the acceptance by Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 12.8. Coincident with the delivery of such an Assignment and Assumption Agreement to Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Loan, and thereupon, if requested by the assigning or transferor Lender or new Lender, one or more new Notes in the same aggregate principal amount then owing to such assignor or transferor Lender shall be issued to the assigning or transferor Lender and/or the new Lender.

         12.15 Euro Currency.

                  (a) The following provisions of this Section 12.15 shall come into effect on and from the date on which the United Kingdom becomes a Participating Member State. Each obligation under this Agreement which has been denominated in Sterling shall be redenominated into Euros in accordance with the relevant EMU Legislation. However if and to the extent that the relevant EMU Legislation provides that an amount which is denominated in Sterling can be paid by the debtor either in Euros or in that national currency unit, each party to this Agreement shall be entitled to pay or repay any amount denominated or owing in Sterling hereunder either in Euros or in Sterling. Without prejudice and in addition to any method of conversion or rounding prescribed by any relevant EMU Legislation, (i) each reference in this Agreement to a minimum amount (or an integral multiple thereof) in Sterling shall be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in Euros as Administrative Agent may from time to time specify and (ii) except as expressly provided in this Section 12.15, this Agreement shall be subject to such reasonable changes of construction as Administrative Agent may from time to time specify to be necessary or appropriate to reflect the introduction of or changeover to Euros in the United Kingdom.

                  (b) Company, European Holdco and Subsidiary Borrowers agree, at the request to any Lender or any Facing Agent, to compensate such Lender or the respective Facing Agent for any loss, cost, expense or reduction in return that such Lender or such Facing Agent shall reasonably determine shall be incurred or sustained by such Lender or such Facing Agent as a result of the implementation of Section 12.15(a) that would not have been incurred or sustained by such Lender or such Facing Agent but for the transactions provided for herein. A certificate of any such Lender or the respective Facing Agent setting forth such Lender's or such Facing Agent's determination of the amount or amounts necessary to compensate such Lender or such Facing Agent shall be delivered to Administrative Agent for delivery to the applicable Borrower and shall be conclusive absent manifest error so long as such determination is made by such Lender or such Facing Agent on a reasonable basis. The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

         12.16 Headings. The Table of Contents and Article and Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

         12.17 Termination of Agreement. This Agreement shall terminate when the Commitment of each Lender has terminated and all outstanding Obligations and Loans have been paid in full and all Letters of Credit have expired or been terminated; provided, however, that the rights and remedies of Administrative Agent, Canadian Administrative Agent and each Lender with respect to any representation and warranty made by any Credit Party pursuant to this Agreement or any other Loan Document, and the indemnification and expense reimbursement provisions contained in this Agreement and any other Loan Document, shall be continuing and shall survive any termination of this Agreement or any other Loan Document.

         12.18 Confidentiality. Each of the Lenders severally agrees to keep confidential all non-public information pertaining to Company and its Subsidiaries which is provided to it by any such parties in accordance with such Lender's customary procedures for handling confidential information of this nature and in a prudent fashion, and shall not disclose such information to any Person except:

                  (a) to the extent such information is public when received by such Lender or becomes public thereafter due to the act or omission of any party other than a Lender,

                  (b) to an Affiliate of such Lender, counsel or auditors of such Lender, accountants and other consultants, in connection with the Loan Documents, retained by Administrative Agent, Canadian Administrative Agent or any Lender,

                  (c) in connection with any litigation or the enforcement of the rights of any Lender, Administrative Agent or Canadian Administrative Agent under this Agreement or any other Loan Document,

                  (d) to the extent required by any applicable statute, rule or regulation or court order (including, without limitation, by way of subpoena) or pursuant to the request of any Governmental Authority having or asserting jurisdiction over any Lender, Canadian Administrative Agent or Administrative Agent; provided, however, that in such event, if the Lender(s) are able to do so, the Lender shall provide Company with prompt notice of such requested disclosure so that Borrowers may seek a protective order or other appropriate remedy, and, in any event, the Lenders will endeavor in good faith to provide only that portion of such information which, in the reasonable judgment of the Lender(s), is relevant and legally required to be provided, or to any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with rating issued with respect to such Lender.

                  (e) to the extent disclosure to other entities is appropriate in connection with any proposed or actual assignment, grant of a participation or swap agreement entered into by any of the Lenders with respect to interests in this Agreement and/or any of the other Loan Documents to such other entities (who will in turn be required to maintain confidentiality as if they were Lenders parties to this Agreement). In no event shall Administrative Agent, Canadian Administrative Agent or any Lender be obligated or required to return any such information or other materials furnished by Borrowers.

         12.19 Concerning the Collateral and the Loan Documents.

                  (a) Authority. Each Lender authorizes and directs DB to act as collateral agent and to enter into the Loan Documents relating to the Collateral for the benefit of the Lenders and the other secured parties. Each Lender agrees that any action taken by Administrative Agent, Canadian Administrative Agent or the Required Lenders (or, where required by the express terms, hereof, a different proportion of the Lenders) in accordance with the provisions hereof or of the other Loan Documents, and the exercise by Administrative Agent, Canadian Administrative Agent or the Required Lenders (or, where so required, such different proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Without limiting the generality of the foregoing, Administrative Agent and Canadian Administrative Agent shall have the sole and exclusive right and authority to (i) act as the disbursing and collecting agent for the Lenders with respect to all payments and collections arising in connection herewith and with the Loan Documents relating to the Collateral; (ii) execute and deliver each Loan Document relating to the Collateral and accept delivery of each such agreement delivered by Company or any of its Subsidiaries, (iii) act as collateral trustee for the Lenders for purposes stated therein to the extent such action is provided for under the Loan Documents; (iv) manage, supervise and otherwise deal with the Collateral; (v) take such action as is necessary or desirable to maintain the perfection and priority of the security interests and liens created or purported to be created by the Loan Documents, and (vi) except as may be otherwise specifically restricted by the terms hereof or of any other Loan Document, exercise all remedies given to Administrative Agent, Canadian Administrative Agent or the Lenders with respect to the Collateral under the Loan Documents relating thereto, applicable law or otherwise.

                  (b) Release of Collateral.

                           (i) Administrative Agent, Canadian Administrative
Agent and the Lenders hereby direct Administrative Agent to release, in accordance with the terms hereof, any Lien held by Administrative Agent under the Security Documents:

                                    (A) against all of the Collateral, upon
payment in full of the Loans and Obligations and termination hereof;

                                    (B) against any part of the Collateral sold
or disposed of by Company or any of its Subsidiaries to the extent such sale or disposition is permitted hereby (or permitted pursuant to a waiver or consent of a transaction otherwise prohibited hereby);

                                    (C) so long as no Event of Default or
Unmatured Event of Default has occurred and is continuing, in the sole discretion of Administrative Agent upon the request of any Borrower, against any part of the Collateral with a fair market value of less than $10,000,000 in the aggregate during the term of this Agreement as such fair market value may be certified to Administrative Agent by such Borrower in an officer's certificate acceptable in form and substance to Administrative Agent; and

                                    (D) against a part of the Collateral which
release does not require the consent of all of the Lenders as set forth in
Section 12.1(a)(ii), if such release is consented to by the Required Lenders;

provided, however, that (y) Administrative Agent shall not be required to execute any such document on terms which, in its opinion, would expose it to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (z) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of Company or any of its Subsidiaries in respect of) all interests retained by Company and/or any of its Subsidiaries, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

                           (ii) Each of the Lenders hereby directs
Administrative Agent to execute and deliver or file such termination and partial release statements and comparable release documents under foreign law and such other things as are necessary to release Liens to be released pursuant to this
Section 12.19 promptly upon the effectiveness of any such release or enter into intercreditor agreements contemplated or permitted herein.

                  (c) No Obligation. Administrative Agent shall have no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by Company or any of its Subsidiaries or is cared for, protected or insured or has been encumbered or that the Liens granted to Administrative Agent herein or pursuant to the Loan Documents have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Administrative Agent in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Administrative Agent may act in any manner it may deem appropriate, in its sole discretion, given Administrative Agent's own interests in the Collateral as one of the Lenders and that Administrative Agent shall not have any duty or liability whatsoever to any Lender, provided that, notwithstanding the foregoing, Administrative Agent shall be responsible for its grossly negligent actions or actions constituting intentional misconduct.

         12.20 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which Borrowers and each of the Lenders shall have signed a counterpart of this Agreement (whether the same or different counterparts) and shall have delivered the same to Administrative Agent at the Notice Office (or to Administrative Agent's counsel as directed by such counsel) or, in the case of the Lenders, shall have given to Administrative Agent or telephonic (confirmed in writing), written, telex or facsimile notice (actually received) at such office or the office of Administrative Agent's counsel that the same has been signed and mailed to it. Administrative Agent will give Borrowers and each Lender prompt written notice of the occurrence of the Effective Date.

         12.21 Intentionally Omitted.

         12.22 Restrictions on Guarantees and Pledges. Notwithstanding any provision to the contrary in any Loan Document (except for Section 7.12(a)(iv), Section 7.12(a)(v), and Section 7.14 of this Agreement), (A) neither Company nor any Domestic Subsidiary of Company (individually or in combination) shall pledge more than 65% of the stock of any Foreign Subsidiary (or more than 65% of the total combined voting power of all classes of stock of such Foreign Subsidiary entitled to vote); (ii) no Foreign Subsidiary of Company shall pledge the stock of any Subsidiary; and (iii) no Foreign Subsidiary shall provide any guarantees, in each case, to secure any obligations of any Borrower that is a United States person within the meaning of Code Section 7701(a)(30). For purposes of this
Section 12.22, Subsidiary shall include members of the BAP Group and any Permitted Aerospace JV.

                                  ARTICLE XIII

                           COLLECTION ACTION MECHANISM

         13.1 Implementation of CAM.

                  (a) (i) On the CAM Exchange Date, to the extent not otherwise prohibited by a Requirement of Law or otherwise, each Multicurrency Revolving Lender shall immediately be deemed to have acquired (and shall promptly make payment therefor to Swing Line Lender in accordance with Section 2.1(c)(iii)) participations in the Swing Line Loans in an amount equal to such Multicurrency Revolving Lender's Multicurrency Revolver Pro Rata Share of each Swing Line Loan outstanding on such date and (ii) except as provided in clause (iii) below, all Loans outstanding in any currency other than Dollars ("Loans to be Converted") shall be converted into Dollars (calculated on the basis of the relevant Exchange Rates as of the Business Day immediately preceding the CAM Exchange
Date) ("Converted Loans"), (iii) on each date on or after the CAM Exchange Date on which any B/As or B/A Equivalent Loans shall mature such B/As or B/A Equivalent Loans ("Acceptances to be Converted") shall be converted into Canadian Revolving Loans denominated in Dollars (calculated on the basis of the Exchange Rate as of the Business Day immediately preceding such maturity date) ("Converted Acceptances") and (iv) on the CAM Exchange Date (with respect to Loans described in the foregoing clause (ii)), and on the respective maturity date (with respect to B/As and B/A Equivalent Loans described in the foregoing clause (iii)) each Lender severally, unconditionally and irrevocably agrees that it shall purchase or sell in U.S. Dollars a participating interest in the Loans and Converted Acceptances in an amount equal to its CAM Percentage of (x) the outstanding principal amount of the Loans and (y) the face amount of matured B/As and B/A Equivalent Loans, as applicable, such that in lieu of the interest of each Lender in each Facility in which it shall participate prior to the CAM Exchange Date, such Lender shall hold an interest in every one of the Facilities whether or not such Lender shall have previously participated therein, equal to such Lender's CAM Percentage thereof on the CAM Exchange Date. All Converted Loans and Converted Acceptances (which shall have been converted into Canadian Revolving Loans denominated in U.S. Dollars) shall bear interest at the rate which would otherwise be applicable to Base Rate Loans. Each Lender and each Borrower hereby consents and agrees to the CAM Exchange, and each Lender agrees that the CAM Exchange shall be binding upon its successors and assigns and any person that acquires a participation in its interests in any Facility. Each Borrower agrees from time to time to execute and deliver to Administrative Agent all instruments and documents as Administrative Agent shall reasonably request to evidence and confirm the respective interests of the Lenders after giving effect to the CAM Exchange.

                  (b) If, for any reason, the Loans to be Converted or Acceptances to be Converted, as the case may be, may not be converted into Dollars in the manner contemplated by paragraph (a) of this Section 13.1, (i) Administrative Agent shall determine the Dollar Equivalent of the Loans to be Converted or Acceptances to be Converted, as the case may be (calculated on the basis of the Exchange Rate as of the Business Day immediately preceding the date on which such conversion would otherwise occur pursuant to paragraph (a) of this
Section 13.1) and such determination shall be utilized to determine the CAM Percentage of each Lender and the participations to be exchanged.

                  (c) As a result of the CAM Exchange, upon and after the CAM Exchange Date, each payment received by Administrative Agent, Canadian Administrative Agent or Collateral Agent pursuant to any Loan Document in respect of the Designated Obligations, and each distribution made by Collateral Agent pursuant to any Security Document in respect of the Designated Obligations, shall be distributed to the Lenders pro rata in accordance with their respective CAM Percentages. Any direct payment received by a Lender upon or after the CAM Exchange Date, including by way of setoff, in respect of a Designated Obligation shall be paid over to Administrative Agent for distribution to the Lenders in accordance herewith.

         13.2 Letters of Credit.

                  (a) In the event that on the CAM Exchange Date any Letter of Credit shall be outstanding and undrawn in whole or in part, or any amount drawn under a Letter of Credit shall not have been reimbursed either by Borrowers or with the proceeds of a Multicurrency Revolving Loan, each Multicurrency Revolving Lender shall promptly pay over to Administrative Agent, in immediately available funds in the same currency as such Letter of Credit, in the case of any undrawn amount, and in Dollars, in the case of any unreimbursed amount, an amount equal to such Multicurrency Revolving Lender's Multicurrency Revolver Pro Rata Share of such undrawn face amount or (to the extent it has not already done so) such unreimbursed drawing, as the case may be, together with interest thereon from the CAM Exchange Date to the date on which such amount shall be paid to Administrative Agent at the rate that would be applicable at the time to a Base Rate Multicurrency Revolving Loan, in a principal amount equal to such amount. Administrative Agent shall establish a separate interest bearing account or accounts for each Lender (each, an "LC Reserve Account") for the amounts received with respect to each such Letter of Credit pursuant to the preceding sentence. Administrative Agent shall deposit in each Lender's LC Reserve Account such Lender's CAM Percentage of the amounts received from the Multicurrency Revolving Lenders as provided above. Administrative Agent shall have sole dominion and control over each LC Reserve Account, and the amounts deposited in each LC Reserve Account shall be held in such LC Reserve Account until withdrawn as provided in paragraph (b), (c), (d) or (e) below. Administrative Agent shall maintain records enabling it to determine the amounts paid over to it and deposited in the LC Reserve Accounts in respect of each Letter of Credit and the amounts on deposit in respect of each Letter of Credit attributable to each Lender's CAM Percentage. The amounts held in each Lender's LC Reserve Account shall be held as a reserve against the outstanding LC Obligations, shall be the property of such Lender, shall not constitute Loans to or give rise to any claim of or against any Credit Party and shall not give rise to any obligation on the part of any Borrower to pay interest to such Lender, it being agreed that the reimbursement obligations in respect of Letters of Credit shall arise only at such times as drawings are made thereunder, as provided in Section 2.10.

                  (b) In the event that after the CAM Exchange Date any drawing shall be made in respect of a Letter of Credit, Administrative Agent shall, at the request of the respective Facing Agent, withdraw from the LC Reserve Account of each Lender any amounts, up to the amount of such Lender's CAM Percentage of such drawing, deposited in respect of such Letter of Credit and remaining on deposit and deliver such amounts to such Facing Agent in satisfaction of the reimbursement obligations of the Multicurrency Revolving Lenders under subsection (f) of Section 2.10. In the event any Multicurrency Revolving Lender shall default on its obligation to pay over any amount to Administrative Agent in respect of any Letter of Credit as provided in this Section 13.2, the respective Facing Agent shall, in the event of a drawing thereunder, have a claim against such Multicurrency Revolving Lender to the same extent as if such Lender had defaulted on its obligations under subsection (f) of Section 2.10, but shall have no claim against any other Lender in respect of such defaulted amount, notwithstanding the exchange of interests in Borrowers' reimbursement obligations pursuant Section 13.1. Each other Lender shall have a claim against such defaulting Multicurrency Revolving Lender for any damages sustained by it as a result of such default, including, in the event such Letter of Credit shall expire undrawn, its CAM Percentage of the defaulted amount.

                  (c) In the event that after the CAM Exchange Date any Letter of Credit shall expire undrawn, Administrative Agent shall withdraw from the LC Reserve Account of each Lender the amount remaining on deposit therein in respect of such Letter of Credit and distribute such amount to such Lender.

                  (d) With the prior written approval of Administrative Agent and the respective Facing Agent (not to be unreasonably withheld), any Lender may withdraw the amount held in its LC Reserve Account in respect of the undrawn amount of any Letter of Credit. Any Lender making such a withdrawal shall be unconditionally obligated, in the event there shall subsequently be a drawing under such Letter of Credit, to pay over to Administrative Agent, for the account of such Facing Agent, on demand, its CAM Percentage of such drawing.

                  (e) Pending the withdrawal by any Lender of any amounts from its LC Reserve Account as contemplated by the above paragraphs, Administrative Agent will, at the direction of such Lender and subject to such rules as Administrative Agent may prescribe for the avoidance of inconvenience, invest such amounts in Cash and Cash Equivalents. Each Lender which has not withdrawn its CAM Percentage of amounts in its LC Reserve Account as provided in paragraph
(d) above shall have the right, at intervals reasonably specified by Administrative Agent, to withdraw the earnings on investments so made by Administrative Agent with amounts in its LC Reserve Account and to retain such earnings for its own account.

                                  ARTICLE XIV

                                COMPANY GUARANTY

         14.1 The Company Guaranty. In order to induce the Lenders to enter into this Agreement and to extend credit hereunder and in recognition of the direct and indirect benefits to be received by Company from the proceeds of the Loans and the issuance of the Letters of Credit, Company hereby agrees with the Lenders as follows: Company hereby unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Guaranteed Obligations of each Borrower (other than Company) to the Guaranteed Creditors. If any or all of the Guaranteed Obligations of any Borrower (other than Company) to the Guaranteed Creditors becomes due and payable hereunder, Company unconditionally promises to pay such Guaranteed Obligations to the Guaranteed Creditors, or order, on demand, together with any and all reasonable expenses which may be incurred by Administrative Agent or the Lenders in collecting any of the Guaranteed Obligations. If claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including any Borrower), then and in such event Company agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Company, notwithstanding any revocation of this guaranty or other instrument evidencing any liability of any Borrower, and Company shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

         14.2 Insolvency. Additionally, Company unconditionally and irrevocably guarantees the payment of any and all of the Guaranteed Obligations of each Borrower to the Guaranteed Creditors whether or not due or payable by such Borrower upon the occurrence of any of the events specified in Sections 10.1(e) or (f) with respect to such Borrower, and unconditionally promises to pay such Guaranteed Obligations to the Guaranteed Creditors, or order, on demand, in lawful money of the United States or the applicable Alternative Currency, as the case may be.

         14.3 Nature of Liability. The liability of Company hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of any Borrower whether executed by Company, any other guarantor or by any other party, and the liability of Company hereunder is not affected or impaired by (a) any direction as to application of payment by any Borrower or by any other party; or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of any Borrower; or (c) any payment on or reduction in any such other guaranty or undertaking; or (d) any dissolution, termination or increase, decrease or change in personnel by any Borrower; or (e) any payment made to any Guaranteed Creditor on the Guaranteed Obligations which any such Guaranteed Creditor repays to any Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding in any jurisdiction.

         14.4 Independent Obligation. The obligations of Company hereunder are independent of the obligations of any other guarantor, any other party or any Borrower, and a separate action or actions may be brought and prosecuted against Company whether or not action is brought against any other guarantor, any other party or any Borrower and whether or not any other guarantor, any other party or any Borrower be joined in any such action or actions. Company waives, to the full extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by any Borrower or other circumstance which operates to toll any statute of limitations as to any Borrower shall operate to toll the statute of limitations as to Company or any guarantor.

         14.5 Authorization. Any Guaranteed Creditor may (to the fullest extent permitted by applicable law) at any time and from time to time in accordance with the applicable provisions of the Credit Agreement without the consent of, or notice to, Company, without incurring responsibility to Company and without impairing or releasing the obligations of Company under this Article XIV, upon or without any terms or conditions and in whole or in part:

                  (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof (other than any agreement between any Guaranteed Creditor and Company specifically modifying or amending the terms of this Article XIV), and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                  (c) exercise or refrain from exercising any rights against any Borrower or others or otherwise act or refrain from acting;

                  (d) release or substitute any one or more endorsers, guarantors, any Borrower or other obligors;

                  (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Borrower to its creditors other than the Guaranteed Creditors;

                  (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Borrower to the Guaranteed Creditors, regardless of what liability or liabilities of Company or any Borrower remain unpaid;

                  (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein; and/or

                  (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of Company from its liabilities under this Article XIV.

         14.6 Reliance. It is not necessary for any Guaranteed Creditor to inquire into the capacity or powers of any Borrower or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         14.7 Subordination. Any of the indebtedness of any Borrower (other than Company) now or hereafter owing to Company is hereby subordinated to the Guaranteed Obligations of any such Borrower owing to the Guaranteed Creditors; and if Administrative Agent so requests at a time when an Event of Default shall have occurred and is continuing, all such indebtedness relating to the Guaranteed Obligations of Borrowers to Company shall be collected, enforced and received by Company for the benefit of the Guaranteed Creditors and be paid over to Administrative Agent on behalf of the Guaranteed Creditors on account of the Guaranteed Obligations of Borrowers to the Guaranteed Creditors, but without affecting or impairing in any manner the liability of Company under the other provisions of this Article XIV. Without limiting the generality of the foregoing, Company hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash and all Commitments terminated.

         14.8 Waiver.

                  (a) Company waives any right (to the fullest extent permitted by applicable law) to require any Guaranteed Creditor to (i) proceed against any Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from any Borrower, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Creditor's power whatsoever. Company waives (to the fullest extent permitted by applicable law) any defense based on or arising out of any defense of any Borrower, any other guarantor or any other party, other than payment in full of the Guaranteed Obligations, based on or arising out of the disability of any Borrower, any other guarantor or any other party, or the validity, legality or unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower other than payment in full of the Guaranteed Obligations. The Guaranteed Creditors may, at their election, foreclose on any security held by Administrative Agent, the Collateral Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against any Borrower or any other party, or any security, without affecting or impairing in any way the liability of Company hereunder except to the extent the Guaranteed Obligations have been paid. Company waives any defense arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Company against Borrower or any other party or any security.

                  (b) Company waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Company assumes all responsibility for being and keeping itself informed of each Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which Company assumes and incurs hereunder, and agrees that Administrative Agent and the Lenders shall have no duty to advise Company of information known to them regarding such circumstances or risks.

         14.9 Nature of Liability. It is the desire and intent of Company and the Lenders that this Article XIV shall be enforced against Company to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of Company under this Article XIV shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations of Company shall be deemed to be reduced and Company shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.


                            [signature pages follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           BALL CORPORATION


                                           By:  /s/ Scott C. Morrison
                                                ------------------------------

                                           Name: Scott C. Morrison

                                           Title: Vice President and Treasurer



                                           BALL PACKAGING PRODUCTS CANADA CORP.


                                           By: /s/ Scott C. Morrison
                                                ------------------------------
                                           Name: Scott C. Morrison

                                           Title: Vice President and Treasurer

                                           BALL EUROPEAN HOLDINGS, SARL


                                           By: /s/ Charles E. Baker
                                               -------------------------------
                                           Name: Charles E. Baker

                                           Title: Manager



                                           BALL (LUXEMBOURG) FINANCE, SARL


                                           By: /s/ Charles E. Baker
                                               -------------------------------

                                           Name: Charles E. Baker

                                           Title: Manager

                                           SCHMALBACH-LUBECA GMBH


                                           By: /s/ Dr. Ingo Scholz
                                              --------------------------------

                                           Name:    Dr. Ingo Scholz
                                                ------------------------------

                                           Title:
                                                 -----------------------------

                                           Acting as representative
                                           without power of attorney
                                           without assuming any
                                           liability in the event
                                           Schmalbach-Lubeca GmbH
                                           should not approve the
                                           declarations made by it as
                                           representative without
                                           power of attorney on behalf
                                           of Schmalbach-Lubeca GmbH.

                                           CONTINENTAL CAN COMPANY, LTD.



                                           By: /s/ Jan Driessens
                                              --------------------------------

                                           Name: Jan Driessens
                                                ------------------------------
                                           Title: Director
                                                 -----------------------------


                                           By: /s/ T P Voce
                                              --------------------------------

                                           Name: Terry P. Voce
                                                ------------------------------

                                           Title: Director
                                                 -----------------------------

                                           DEUTSCHE BANK AG, NEW YORK BRANCH,
                                           in its individual capacity and as
                                           Administrative Agent


                                           By:/s/ Mary Kay Coyle
                                              ---------------------------------

                                           Name: Mary Kay Coyle
                                                -------------------------------

                                           Title: Managing Director
                                                 ------------------------------

                                           By: /s/ Alexander Bici
                                              ---------------------------------

                                           Name: Alexander Bici
                                                -------------------------------

                                           Title: Vice President
                                                 ------------------------------

                                           DEUTSCHE BANK AG, CANADA BRANCH


                                           By: /s/ Karyn Curran
                                               --------------------------------

                                           Name: Karyn Curran
                                                -------------------------------

                                           Title: Credit Product Manager
                                                 ------------------------------



                                           By: /s/ Marla Gorzen
                                              ---------------------------------

                                           Name: Marla Gorzen
                                                 ------------------------------

                                           Title: Vice President
                                                 ------------------------------

                                           THE BANK OF NOVA SCOTIA,
                                           in its individual capacity and as
                                           Canadian Administrative Agent


                                           By: /s/ Phil Armstrong
                                              --------------------------------

                                           Name: Phil Armstrong
                                                ------------------------------

                                           Title: Vice President
                                                 -----------------------------

                                           Lender: LEHMAN COMMERCIAL PAPER INC.

                                           By: /s/ G. Andrew Keith
                                              ---------------------------------

                                           Name: G. Andrew Keith
                                                -------------------------------

                                           Title: Authorized Signatory
                                                 ------------------------------

                                           Lender: BANK ONE, N.A.

                                           By: /s/ Kandis A. Jaffrey
                                              ---------------------------------

                                           Name: Kandis A. Jaffrey

                                           Title: Director

                                           Lender: Bank of America, N.A.

                                           By: /s/ Brian D. Corum
                                              --------------------------------

                                           Name: Brian D. Corum

                                           Title: Managing Director

                                           Lender:

                                           Bank of America, National Association
                                           Canada Branch

                                           By: /s/ Medina Sales de Andrade
                                              ----------------------------------

                                           Name: Medina Sales de Andrade
                                                --------------------------------

                                           Title: Assistant Vice-President
                                                 -------------------------------

                                           Lender: Bank of America N.A.
                                                (Loan Trading)

                                           By: /s/ Alison Jenkins
                                              ---------------------------------

                                           Name: Alison Jenkins

                                           Title: Principal, Syndicated Finance

                                           Lender: KEYBANK NATIONAL ASSOCIATION

                                           By: /s/ Michael J. Vegh
                                              ---------------------------------

                                           Name: Michael J. Vegh

                                           Title: Portfolio Manager

                                           Lender: WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION

                                           By: /s/ Randall Schmidt
                                              ---------------------------------

                                           Name: Randall Schmidt
                                                -------------------------------

                                           Title: Vice President
                                                 ------------------------------

                                           Lender: PB Capital Corporation,
                                           as a Lender

                                           By: /s/ Andrew L. Shipman
                                              --------------------------------

                                           Name: Andrew L. Shipman

                                           Title: Assistant Vice President


                                           By: /s/ Tyler J. McCarthy
                                              --------------------------------

                                           Name: Tyler J. McCarthy

                                           Title: Assistant Vice President

                                         Lender: THE BANK OF NEW YORK

                                         By: /s/ Robert Besser
                                            ---------------------------------

                                         Name: Robert Besser

                                         Title: Vice President

                                         Lender: NATEXIS BANQUES POPULAIRES

                                         By: /s/ Frank H. Madden, Jr.
                                             --------------------------------

                                         Name: Frank H. Madden, Jr.
                                              -------------------------------
                                         Title: Vice President and Group Manager
                                               ------------------------------

                                         By: /s/ Joseph A. Miller

                                         Name: Joseph A. Miller

                                         Title: Associate

                           Lender: Sumitomo Mitsui Banking Corporation

                           By: /s/ Suresh Tata
                              ----------------------------------------

                           Name: Suresh Tata
                                --------------------------------------

                           Title: Senior Vice President
                                 -------------------------------------

                           Lender:      First Commercial Bank (New York Agency)

                           By: /s/ Bruce M.J. Ju
                              -------------------------------------------------

                           Name: Bruce M.J. Ju
                                -----------------------------------------------

                           Title: VP & GM
                                 ----------------------------------------------

                           LENDER: BNP Paribas
                                   -------------------------------

                           By: /s/ Sean T. Conlon
                              ------------------------------------

                           Name: Sean T. Conlon
                                ----------------------------------

                           Title: Managing Director
                                 ---------------------------------


                           By: /s/ Tjalling Terpstra
                              ------------------------------------

                           Name: Tjalling Terpstra
                                 ---------------------------------

                           Title: Director
                                  --------------------------------

                             Lender: Bank Leumi USA

                             By: /s/ Joung Hee Hong
                                ----------------------------------

                             Name: Joung Hee Hong
                                  --------------------------------

                             Title: Vice President

                                    Lender:     The Northern Trust Company
                                                -------------------------------

                                    By: /s/ Edmund H. Lester
                                       ----------------------------------------

                                    Name: Edmund H. Lester
                                         --------------------------------------

                                    Title: Vice President
                                          -------------------------------------

                                             CoBank, ACB

                                             By: /s/ S. Richard Dill
                                                -------------------------

                                             Name: S. Richard Dill
                                             Title: Vice President
                                             Phone: 303-740-4197
                                             Fax: 303-224-2747 (Zeta)
                                             e-mail rdill@cobank.com

                                  Lender: Banca Monte dei Paschi di Siena S p A
                                          Frankfurt am Main Branch

                                  By: /s/ Don Gennaro Miccoli
                                     ------------------------------------------

                                  Name: Don Gennaro Miccoli
                                       ----------------------------------------

                                  Title: Manager of the Branch
                                        ---------------------------------------


                                  By: /s/ Berthold Biehler
                                     ------------------------------------------

                                  Name: Berthold Biehler
                                       ----------------------------------------

                                  Title: Head of Credit Department
                                        ---------------------------------------

                                    Lender:  IKB Capital Corporation
                                             ---------------------------------

                                    By:   /s/ David Snyder
                                          ------------------------------------

                                    Name:  David Snyder
                                          ------------------------------------

                                    Title: President
                                          ------------------------------------

                                         Lender: SunTrust Bank
                                                 -------------------

                                         By: /s/ Molly J. Drennan
                                            ------------------------

                                         Name: Molly J. Drennan

                                         Title: Director

                           Lender:     ERSTE BANK

                           By: /s/ Brandon A. Meyerson
                              ----------------------------------------------

                           Name: Brandon A. Meyerson
                                --------------------------------------------

                           Title: Vice President, Erste Bank New York Branch
                                 -------------------------------------------


                           By: /s/ Robert Suehnholz
                               ---------------------------------------------

                           Name: Robert Suehnholz
                                 -------------------------------------------

                           Title:  First Vice President
                                  ------------------------------------------

                                   THE GOVERNOR & COMPANY OF THE BANK OF IRELAND

                                   By: /s/ John S. Holt
                                      ------------------------------------------

                                   Name: John S. Holt

                                   Title: Authorized Signatory


                                   By: /s/ David Walsh
                                       -----------------------------------------

                                   Name: David Walsh

                                   Title: Authorized Signatory

                                    Lender: Dresdner Bank AG, New York And
                                    Grand Cayman Branches

                                    By: /s/ D Carlson
                                       -----------------------------------

                                    Name: Deborah Carlson
                                         ---------------------------------

                                    Title: Director
                                          --------------------------------


                                    By: /s/ Stephen Kovach
                                       -----------------------------------

                                    Name: Stephen Kovach
                                         ---------------------------------

                                    Title: Vice President
                                          --------------------------------

                                         Lender:

                                         The Bank of Tokyo-Mitsubishi, Ltd.
                                         Chicago Branch

                                         By: /s/ Shinichiro Munechika
                                            --------------------------------

                                         Name: Shinichiro Munechika
                                              ------------------------------

                                         Title: Deputy General Manager
                                               -----------------------------

                                    Lender:     U.S. Bank National Association

                                    By: /s/ Thomas McCarthy
                                       ----------------------------------------

                                    Name: Thomas McCarthy

                                    Title: Vice President

                                         Lender: Scotiabank Europe plc
                                                 ------------------------------

                                         By: /s/ J.A. Freker
                                            -----------------------------------

                                         Name: J.A. Freker
                                              ---------------------------------

                                         Title: Director
                                               --------------------------------

                                         Lender: RABOBANK NEDERLAND
                                         CANADIAN BRANCH

                                         By: /s/ Peter Greenberg
                                            -----------------------------------

                                         Name: Peter Greenberg
                                              ---------------------------------

                                         Title: Corporate Banking Head
                                               --------------------------------


                                         By: /s/ Gabriella Evinich
                                            -----------------------------------

                                         Name: Gabriella Evinich
                                              ---------------------------------

                                         Title: Vice President
                                               --------------------------------

                  Lender: COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH

                  By: /s/ Robert M. Mandula
                     ---------------------------------------------------------

                  Name: Robert M. Mandula
                       -------------------------------------------------------

                  Title: Executive Director
                        ------------------------------------------------------


                  By: /s/ Edward J. Peyser
                     ---------------------------------------------------------

                  Name: Edward J. Peyser
                       -------------------------------------------------------

                  Title: Managing Director
                        ------------------------------------------------------

                                    Lender: Credit Lyonnais New York Branch

                                    By: /s/ Rod Hurst
                                       ------------------------------------

                                    Name: Rod Hurst

                                    Title: Vice President